UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06318

CONSULTING GROUP CAPITAL MARKETS FUNDS

(Exact name of registrant as specified in charter)

222 Delaware Avenue

Wilmington, Delaware 19801

(Address of principal executive offices) (Zip code)

CT Corporation System

155 Federal Street

Suite 700

Boston MA, 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 444-4273

Date of fiscal year end:

8/31

Date of reporting period:

8/31/2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking rules.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct all comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F. Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS

Consulting Group Capital Markets Funds

TRAK®

Annual Report

» August 31, 2007

•	Large Capitalization Growth Investments

•	Large Capitalization Value Equity Investments

•	Small Capitalization Growth Investments

•	Small Capitalization Value Equity Investments

•	International Equity Investments

•	Emerging Markets Equity Investments

•	Core Fixed Income Investments

•	High Yield Investments

•	International Fixed Income Investments

•	Municipal Bond Investments

•	Money Market Investments

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK GUARANTEE  •  MAY LOSE VALUE

Consulting Group

Capital Markets Funds

DEAR SHAREHOLDER,

The fiscal year for the Consulting Group Capital Markets Funds (“Fund”) ended August 31, 2007, with all portfolios posting positive returns for the year then ended. The equity portfolios generally posted higher returns than the fixed income portfolios, as stocks continued to perform well globally. Emerging Markets Equity Investments continued to lead among the equity portfolios. Global economic strength in a period of stable interest rates benefited financial assets.

The relatively stable financial markets of the past several years had their first major and potentially serious disruption in July and August, as the slowdown in the US housing sector impacted global financial markets. Rising defaults in the sub-prime portion of the mortgage market resulted in billions of dollars of losses in portfolios of esoteric mortgage repackagings. Central banks were forced to enact emergency measures in order to calm the markets and provide liquidity to the system.

The US Federal Reserve Board cut its key-lending rate in response to the aforementioned market turmoil, and, as we write this letter following the Funds’ fiscal year end, markets are calmer, but are paying greater attention to risk management and they are unsure as to the potential fallout.

The broad economic and financial environment during the past fiscal year reflected continued economic growth, steady interest rates, continued rising energy and commodity prices, downward pressure on the US dollar, and ample liquidity to continue to drive up the prices for many of the equity strategies. Relative economic strength shifted to many overseas economies as the housing market in the US slowed sharply. The effect was that both the international developed equity markets and emerging equity markets outperformed the US market. The large cap company US market, as represented by the S&P 500® Index (S&P 500), rose 15.13%. The Morgan Stanley Capital International (“MSCI”) EAFE® Index, net of dividends, rose 18.71%. The MSCI Emerging Markets index rose 44.05%.

Within the US equity market, a shift in leadership occurred. Small cap value stocks posted the highest performance for much of the prior decade. Financial companies and real estate investment trusts (“REITs”) comprise a major component of the Russell 2000® Value Index, the relevant benchmark for the small cap value style. The recent poor returns in the financial and REIT companies led the small cap value index down and were the major reason smaller companies underperformed larger companies in this reporting period. Large cap stocks, as represented by the S&P 500, rose 15.13% over the past fiscal year, and small cap stocks as represented by the Russell 2000 (Ru2000) rose 11.37%.

Over much of the last decade value strategies also outperformed growth strategies in the US equity market. Value strategies in both the large cap and small cap investment styles particularly benefited from cyclical companies, helped by strong economic growth and high commodity prices, especially the rise in energy prices over the past several years. In contrast, over the past fiscal year, growth strategies outperformed value strategies in various company size categories. Growth indices benefited from sharp downturns in financial and real estate related companies that hurt the respective value indices. The growth indices also started to show better performance as many technology companies benefited from strong overseas profits.

Consulting Group Capital Markets Funds

Core Fixed Income Investments returned 4.82% for the fiscal year ended August 31, 2007, as compared to its benchmark, the Lehman Bothers (“LB”) U.S. Aggregate Bond™ Index, which returned 5.25% during that period. The

I

portfolio’s subadvisers are BlackRock Financial Management, Inc., Pacific Investment Management Company LLC (“PIMCO”), Western Asset Management Company (“WAMCo”), and Metropolitan West Asset Management (“MWAM”), which became a subadviser to the portfolio in April 2007. The key factor contributing to portfolio underperformance was the subadvisers having in aggregate, an overweight position in mortgage-backed securities (“MBS”). MBS suffered during the increased market volatility that ensued during the sub-prime mortgage market crisis that occurred later in the fiscal year.

High Yield Investments returned 7.56% for the fiscal year ended August 31, 2007, beating the LB High Yield Bond Index return of 6.29%. The portfolio’s subadvisers are Penn Capital Management Co., Inc. (“Penn Capital”), and WAMCo. Both subadvisers benefited from the continued strength in the economy that generally aids the high yield market and, in particular, the higher-risk companies within that market.

International Fixed Income Investments returned 2.33%, trailing the Citigroup Non-U.S. World Government Hedged Index return of 3.98%. PIMCO is the portfolio’s sole subadviser. The portfolio’s underperformance was due to several decisions having a minimal impact individually, but in aggregate, enough to produce an underperformance. Among these decisions was a positioning in the US and UK along the yield curve as the mortgage-induced credit crisis developed. Outside of several country allocation decisions, another negative determinant was an allocation to bank notes.

Municipal Bond Investments returned 1.77% for the fiscal year ended August 31, 2007, versus the LB Municipal Bond Index return of 2.30%. McDonnell Investment Management, LLC, is the portfolio’s sole subadviser. The main reason for the portfolio’s negative relative performance versus its benchmark became a relative positive later in the fiscal year. The fund maintained a bias to higher-quality issues during the year. This decision had a negative impact earlier in the year, as the market continued to favor lower-quality issues. When the market preference shifted during the credit crisis, this position benefited the portfolio.

Large Capitalization Growth Investments returned 19.95% for the fiscal year ended August 31, 2007, versus the comparative return of 17.71% for its benchmark, the Russell 1000® Growth Index. The portfolio’s advisors are Wells Capital Management, Westfield Capital Management Company, LLC (“Westfield”), and Delaware Management Company (“Delaware”). The value added to the portfolio was primarily due to two factors: (1) overall, the subadvisers were overweighted to the energy sector and also picked several leading performers; and (2) within a generally difficult healthcare sector, the portfolio’s individual stock selections added value.

Large Capitalization Value Equity Investments rose 13.58% for the fiscal year ended August 31, 2007, as compared to the return of 12.84% of its benchmark, the Russell 1000 Value Index. The portfolio’s subadvisers are Cambiar Investors LLC, AllianceBernstein LP and NFJ Investment Group (“NFJ”). The value added of the subadvisers was from the continued emphasis on the companies that benefit from strong global growth. This overweight resulted from an underweighting of the financial sector, the sector hit hardest by the mortgage market turmoil.

Small Capitalization Growth Investments returned 15.48% for the fiscal year ended August 31, 2007, as compared to a 16.35% return of its benchmark, the Russell 2000 Growth Index. The portfolio’s subadvisers are Wall Street Associates and Westfield. The portfolio underperformance was primarily due to stocks selected in the industrial cyclical portions of the portfolio not matching the benchmark. The decision to overweight the area was advantageous, but they did not get the full impact as some of their stocks lagged the benchmark in the sectors.

Small Capitalization Value Equity Investments gained 11.94% for the fiscal year ended August 31, 2007, as compared to the 6.65% return of its benchmark, the Russell 2000 Value Index. The portfolio’s subadvisers are NFJ, Delaware and Rutabaga Capital Management. The significant declines in financial company and REIT stocks negatively impacted the benchmark but did not hurt the portfolio to the same degree, as the subadvisers had large underweights to those areas. Small advantages in the individual stock holdings within the industrial portions of the portfolio added to the significant portfolio outperformance.

International Equity Investments returned 17.21% for the fiscal year ended August 31, 2007, trailing the 18.71% of its benchmark, the MSCI EAFE Index (net of taxes). The portfolio’s subadvisers during the past fiscal year were

II

Philadelphia International Advisors LP (“PIA”), Brandywine Global Investment Management, LLC (“Brandywine”), and William Blair & Company, LLC (“William Blair”). The relative performance of the portfolio compared to the index turned negative, as such factors as the smaller and mid-cap companies underperformed the large cap stocks. Like the US market, holdings in the financial sector hurt the portfolio return. Following the fiscal year end, Schroder Investment Management replaced William Blair as subadviser to the portfolio; PIA and Brandywine continue as subadvisers. This change in subadviser will produce a generally more diversified portfolio and substitute a Growth at a Reasonable Price investment philosophy for a more traditional Growth strategy.

Emerging Markets Investments gained 42.41% for the fiscal year ended August 31, 2007. Its benchmark, the MSCI Emerging Markets Index, rose 44.05% during this period. The portfolio’s subadvisers are Newgate Capital Management LLC and SSgA Funds Management, Inc. The portfolio could not keep pace with the benchmark’s returns due to the market behavior in China and India. Fueling this strong rise in the emerging markets have been market returns in China and India. Both countries are slightly underweight in both subadvisers’ portfolios. The subadvisers chose to control total portfolio risk by limiting exposure to these fast-moving markets.

We thank you for continued support of the Consulting Group Capital Markets Funds. For additional information regarding the portfolios and the asset allocation advice that guides the portfolio creation, we urge you to discuss these issues with your financial adviser.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The portfolios are only available to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.50%. The performance data shown does not reflect this fee, which would reduce returns.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

Risks

Certain of the portfolios may invest in derivatives, such as options and futures, which may be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnifies in emerging or developing markets. Investments in small or medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Certain of the portfolios may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds.

Sincerely,

James J. Tracy Chief Executive Officer October 17, 2007

III

The performance shown represents past performance. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The portfolios are only available to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.50%. The performance data shown does not reflect this fee, which would reduce returns.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

RISKS: Certain of the portfolios may invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. Investments in small or medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Certain of the portfolios may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds.

[i]

The US Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The S&P 500® Index is a market capitalization-weighted index of 500 widely-held common stocks. Standard & Poor’s 500 and S&P 500® are registered trademarks of the McGraw-Hill Companies, Inc.
iii

The Russell 1000® Value Index is a capitalization weighted total return index which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies with greater than average value orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ. Russell 1000® Index is a registered trademark of the Frank Russell Company.

iv

The Russell 2000® Value Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S.-domiciled companies with less-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ.

[v]

The Russell 2000® Growth Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S.-domiciled companies with greater-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ. Russell 2000® Index is a registered trademark of the Frank Russell Company.

vi

The Russell 1000® Growth Index is a capitalization weighted total return index which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies with greater-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ.

vii

The MSCI EAFE® — Capitalization Weighted Index is a composite portfolio or equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country’s market capitalization. MSCI EAFE® — Capitalization Weighted Index is a registered trademark of Morgan Stanley Capital International Inc.

viii	The MSCI Emerging Markets Index is an index comprised of thirteen emerging markets open to direct foreign participation.
ix

The Lehman Brothers U.S. Aggregate Index is composed of the Lehman Brothers Intermediate Government/Credit Bond Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Lehman Brothers U.S. Aggregate Index is a trademark of Lehman Brothers Inc.

[x]

The Lehman Brothers High Yield Index is composed of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds must be dollar-denominated, non-convertible and have at least one year remaining to maturity as well as an outstanding par value of $100 million.

xi

The Citigroup Non-U.S. World Government Bond Index-Hedged is a market capitalization weighted index that is designed to represent the hedged performance of the government bond markets in thirteen developed countries, excluding the U.S.

xii

The Lehman Brothers Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons.

IV

Performance of the Consulting Group Capital Markets Funds For the Year Ended August 31, 2007†* (unaudited)

Large Capitalization Growth Investments	19.95%
Russell 1000® Growth Index (2)	17.71

Large Capitalization Value Equity Investments	13.58
Russell 1000® Value Index (1)	12.84

Small Capitalization Growth Investments	15.48
Russell 2000® Growth Index (4)	16.35

Small Capitalization Value Equity Investments	11.94
Russell 2000® Value Index (3)	6.65

International Equity Investments	17.21
MSCI EAFE® — Capitalization Weighted Index (5)	18.71

Emerging Markets Equity Investments	42.41
MSCI Emerging Markets Index (6)	44.05

Core Fixed Income Investments	4.82
Lehman Brothers U.S. Aggregate Index (7)	5.25
Lehman Brothers Intermediate Government/Credit Bond Index (8)	5.44

High Yield Investments	7.56
Lehman Brothers High Yield Index (9)	6.29

International Fixed Income Investments	2.33
Citigroup Non-U.S. World Government Bond Index — Hedged (11)	3.98

Municipal Bond Investments	1.77
Lehman Brothers Municipal Bond Index (10)	2.30

Money Market Investments	4.86
90-day Treasury Bill	4.90

See pages 22 through 23 for all footnotes.

V

Large Capitalization

Growth Investments

ABOUT THE SUBADVISERS

•	Delaware Management Company (“Delaware”)

Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom up approach, Delaware seeks to select securities of companies that it believes have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company’s operational efficiencies, management’s plans for capital allocation and the company’s shareholder orientation. Delaware currently defines large capitalization companies as those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies in the Russell 1000® Growth Index. While the market capitalization of companies in the Russell 1000 Growth Index ranged from approximately $1.2 billion to $406 billion as of September 30, 2006, Delaware will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

•	Wells Capital Management Inc. (“Wells Capital”)

Wells Capital employs both proprietary screens and intensive grassroots research in order to identify high growth companies expected to outperform their peers. Their investment philosophy is firmly rooted in the belief that successful investing is the result of focusing on companies with favorable underlying fundamentals, strong growth potential and solid management teams. Security selection is based on fundamental research. This research process works to “surround” an investment by focusing on the company’s financials and verifying fundamentals with the management team, mid-level employees, customers, competitors, suppliers and/or distributors.

For the period of September 1, 2006, through August 31, 2007, except as noted below, the subadvisers for the portfolio were Wells Capital, Delaware and Westfield.

The Delaware portion of the portfolio underperformed the Russell 1000 Growth Index during the one-year period ending August 31, 2007, primarily due to sector allocations and, to a lesser extent, Delaware’s security selection. Sector allocation was a significant factor as Delaware’s portion of the portfolio was underweighted in Energy (which had the highest absolute performance of any sector), Materials, and Producer Durables. Delaware tends to avoid owning stocks in those sectors where a commodity price or the direction and magnitude of an economic cycle is the key driver of the company’s results. In contrast, they tend to own businesses that have a unique, sustainable competitive advantage that help them to manage their way through various economic cycles, and whose returns are not subject to the cyclical swings in an underlying commodity price. While facing market headwinds by not owning many of the high return sectors during the period, contribution was added in specific security selection in Consumer Discretionary and in Financial Services. In Financial Services, Delaware focused owned transaction-based business models and avoided the spread-based financial companies that were punished by the sub-prime mortgage problems in July and August 2007.

Wells Capital Management began managing a portion of the portfolio on October 12, 2006. Since that time, the strategy slightly trailed the Russell 1000 Growth Index despite solid absolute returns. Stock selection in areas of materials and financials, specifically allocations to companies within precious metals and capital markets, was the primary source of relative underperformance. In addition, holdings in the consumer discretionary sector, namely in the media and retail industries, detracted as well. Weakness experienced in certain portions of the portfolio was mitigated by decent contribution from holdings found elsewhere - especially in the telecommunications and energy sectors. In both cases, sector overweights relative to the index provided a portion of the relative gains. Finally, stock selection in the Consumer Staples sector provided an additional source of gains for the strategy.

The Westfield portion of the portfolio, stock selection in 7 of the 9 sectors in which the Portfolio was invested accounted for the vast majority of outperformance. Stock selection within Healthcare provided the most excess return for the period, as positions in Biotechnology continued to register strong returns. Energy also provided positive relative returns during the period, as positions within Oil & Gas Equipment Services continued to benefit from positive capital expenditure trends. Being underweight coupled with solid stock selection within the Consumer Staples sector was additive to relative returns. Investments in the Drugstore space were mixed, but exposure to a global Food Products company was positive for the Portfolio. The Materials sector, specifically the Metals and Mining names held in the portfolio, posted strong returns as global demand for commodities continues to grow. The Consumer Discretionary sector also contributed to relative performance. Westfield has been able to identify companies within the Hotels and Leisure industry that have continued to exhibit strong growth characteristics despite the strains on the consumer. Concerns about aggressive lending standards in sub-prime and Alt-A mortgage markets minimized Portfolio exposure to Financial Services. Strong stock selection within the Capital Markets area and a lack of exposure to Commercial Banks added to relative performance. Information Technology was the main source of weakness in the Portfolio during the period. Holdings within the Semiconductors space hurt performance and being underweight to Computer Hardware also detracted from returns.

•	Westfield Capital Management Co., LLC (“Westfield”)

Uses an active management style and favors investing in earnings stocks given its conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. The sub-adviser believes that reasonably priced stocks with high earnings potential are best identified through in-depth, fundamental research.

The following graph depicts the performance of the Large Capitalization Growth Investments vs. the Russell 1000 Growth Index2 and the Lipper Large-Cap Growth Funds Average.13

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAPITALIZATION GROWTH INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2007†

	Without TRAK Fee*	With TRAK Fee
Since inception (11/18/91)	8.69%	7.06%
10 year	4.61	3.05
5 year	13.06	11.38
3 year	12.64	10.96
1 year	19.95	18.17

See pages 22 through 23 for all footnotes.

Large Capitalization Value Equity Investments

ABOUT THE SUBADVISERS

•	Cambiar Investors LLC (“Cambiar”)

Cambiar utilizes a bottom-up process that seeks to identify companies that are attractively priced, demonstrate positive developments not yet recognized by the market and offer significant appreciation potential within a one- to two-year time frame.

•	NFJ Investment Group (“NFJ”)

The NFJ investment process initially screens for positive fundamentals by applying a screen over a universe of approximately 800 stocks in order to identify companies with positive fundamental characteristics. After the screen has been applied, NFJ then conducts in-depth research and analysis by reviewing each of the remaining 150-200 possible investments for low price-to-earnings multiples, high dividend yields, positive prospective earnings and quality operations. As part of the portfolio construction process, industry concentration is mitigated by avoiding overexposure to any one sector by restricting the number of stocks held within a single industry. The portfolio generally holds 40 to 50 companies. NFJ’s process involves regular portfolio and universe monitoring for buy and sell candidates. NFJ continually repeats its research process in order to identify new buy and sell candidates. The sell discipline is an important part of NFJ’s process. A stock is sold when an alternative stock with equally strong fundamentals demonstrates a substantially lower price-to-earnings ratio, and/or a substantially higher dividend yield.

For the period of September 1, 2006, through August 31, 2007, the subadvisers for the portfolio were Cambiar, NFJ and AllianceBernstein.

For the Cambiar portion, an active overweight and positive stock selection within the Consumer Discretionary and Consumer Staple sectors were amongst the notable positive contributors to performance. Cambiar also benefited from an underweight allocation to Financials, and a subsequent overweight position in the Information Technology sector. Detractors for the portfolio included Cambiar’s stock selection within Healthcare, as well as an underweight allocation to Industrials and Materials. While Cambiar has maintained a market-weight in Energy the portfolio’s stock selection was a drag on performance; this was due to Cambiar’s higher exposure to oilfield services companies, vs. the larger integrated companies.

The NFJ portion of the portfolio posted an annual return that exceeded the Russell 1000® Value performance benchmark for the annual period ended August 31, 2007. All economic sectors within the large-cap value arena posted positive returns except for the Finance sector. Positive portfolio results can mainly be attributed to stock selection, which account for just over one-half of the excess returns. This was particularly true in the Consumer Staples, Information Technology, and Consumer Discretionary sectors. Financial sector stock selection had a negative impact on the portfolio. Favorable sector strategy also contributed positively as the underweighting in the Financial sector was most beneficial as was an overweighting in the Energy sector. The portfolio maintains low valuation and above average dividend yield. The economy and equity markets should continue to move forward unless there should occur adverse changes to monetary, tax, incomes and/or trade policies. Heightened geo-political tensions in the Middle East could also be disruptive to equity markets. Market valuations remain compressed in a more narrow range of earnings multiples than in times past. This presents a unique challenge for the periods to come. We are looking towards positive and sustainable free cash flow yields (after capital expenditures and dividends) and growing dividend payouts as a favorable attributes.

The AllianceBernstein portion of the portfolio outperformed its benchmark, the Russell 1000® Value Index. Much of this period’s positive portfolio performance resulted from strong stock selection in the technology and industrial resources sectors. In the technology sector, Nokia, the world’s largest maker of mobile phones, rose as new, higher-priced models continued to gain market share. Meanwhile, in the industrial resources sector, Arcelor Mittal and Owens-Illinois stood out. Steel producer Arcelor Mittal moved higher due to rising demand for raw materials and a positive outlook for an already strong steel market. Owens-Illinois posted second-quarter earnings that exceeded estimates, driven by better-than-expected price recovery, good volume growth and operating performance improvements. The company’s restructuring remains on track as the packaging products manufacturer closed on the sale of its non-core plastics division, enabling it to substantially reduce its debt burden. Relative returns were hurt by several of the portfolio’s financial holdings, including Countrywide Financial, Genworth Financial and National City Corp., amid ongoing turmoil in the global credit markets. AllianceBernstein has significantly reduced the portfolio’s position in Countrywide Financial as its research concluded that the risks associated with Countrywide’s financing needs increased, and its recent change in strategy — specifically its plans to scale back its presence in some of the more lucrative segments of the mortgage market — reduced estimates of the company’s long-term earnings power. Also detracting from returns was the portfolio’s position in Macy’s Inc. Macy’s posted disappointing April same-store-sales,

•	AllianceBernstein L.P. (“AllianceBernstein”)

AllianceBernstein seeks to exploit undervalued securities and the opportunities these create. The screening process begins by searching for undervalued securities within a universe of stocks comprising the S&P 500® Index and 150 additional large/mid-cap stocks not contained in the S&P 500 Index. Quantitative ranks in quintiles are then applied based on a stock’s expected return and risk considerations. AllianceBernstein also takes into consideration earnings estimate revisions and relative price trend determinations in attempting to avoid the classic value trap of buying too early.

The following graph depicts the performance of the Large Capitalization Value Equity Investments vs. the Russell 1000® Value Index1 and the Lipper Large-Cap Value Funds Average.12

heightening concerns surrounding the slower-than-expected turnaround of recently integrated May Department Stores.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2007†

	Without TRAK Fee*	With TRAK Fee
Since inception (11/18/91)	9.98%	8.34%
10 year	7.09	5.50
5 year	12.80	11.12
3 year	14.16	12.46
1 year	13.58	11.89

See pages 22 through 23 for all footnotes.

Small Capitalization

Growth Investments

ABOUT THE SUBADVISERS

•	Wall Street Associates (“WSA”)

WSA follows a bottom-up investment style. It looks for companies with superior earnings growth, strong balance sheets, attractive valuations and potentially positive earning surprises.

•	Westfield Capital Management Co., LLC (“Westfield”)

Westfield favors investing in earnings growth stocks given their conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Reasonably priced stocks of companies with high foreseen earnings potential are best identified through in-depth, fundamental research. It is their belief that the small capitalization portion of the market is under-researched, and therefore less efficient, than the large capitalization sector.

For the period of September 1, 2006, through August 31, 2007, the subadvisers for the portfolio were WSA and Westfield.

WSA’s portion of the portfolio outperformed the benchmark return of the Russell 2000® Growth Index. Investments in the Technology sector provided the largest contribution to portfolio return during the period. The Fund benefited from an over-weighted position in the sector and strong stock selection. Investments in the Health Care sector reduced returns, as this area languished and faced political headwinds. Energy stocks as a group declined during the period and negatively impacted performance. WSA’s outlook for the small-cap segment of the market remains optimistic, and there is a belief that growth stocks are currently attractive and will be increasingly favored relative to value stocks. There is anticipation that a slower growth environment should favor growth issues, as investors are willing to pay a premium for strong earnings.

Westfield’s portion underperformed the Russell 2000® Growth Index, as positive stock selection in Energy and Information Technology was outweighed by challenges in the Industrials and Consumer Discretionary sectors. Positive stock selection within the Energy Equipment and Services sectors added to positive results, and the portfolio continues to be overweight Oil, Gas & Consumable Fuels, with a focus upon coal companies. Strong stock selection in Information Technology, including Software and Communications Equipment holdings, as well as within the Capital Markets sector, added to absolute performance. Results within Healthcare were mixed over the period, with gains in Pharmaceuticals and setbacks for Biotechnology stocks. The portfolio continues to be underweight in the Financial Services and Consumer Discretionary sectors, which faced challenges during the period, with Media and Specialty Retailing weighing down performance. Additionally, disappointing results within the Industrials sector detracted from overall returns, and holdings within the Commercial Services & Supply segment accounted for the majority of Westfield’s underperformance.

The following graph depicts the performance of the Small Capitalization Growth Investments vs. the Russell 2000® Growth Index4 and the Lipper Small Cap Growth Funds Average.15

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL CAPITALIZATION GROWTH INVESTMENTS (unaudited)

Average Annual Total Returns for Period Ended August 31, 2007†

	Without TRAK Fee*	With TRAK Fee
Since inception (11/18/91)	10.72%	9.06%
10 year	4.79	3.23
5 year	15.19	13.48
3 year	15.16	13.44
1 year	15.48	13.76

See pages 22 through 23 for all footnotes.

Small Capitalization Value Equity Investments

ABOUT THE SUBADVISERS

•	Rutabaga Capital Management LLC (“Rutabaga”)

Focuses exclusively on micro- and small capitalization stocks and looks to unearth uncommon or currently out-of-favor stocks. The firm’s analysts employ extensive bottom-up fundamental research to identify high quality companies with catalysts to increase margins and intrinsic value but are neglected or misperceived by the market.

•	NFJ Investment Group (“NFJ”)

An active management style that invests in a diversified portfolio of small capitalization common stocks that it believes are undervalued in the marketplace generally and within their respective industries. The subadviser also considers valuation factors such as price-to-book, price-to-cash flow, dividend policy and industry outlook in selecting stocks for investment.

•	Delaware Management Company (“Delaware”)

Delaware believes that markets can misprice securities. Delaware seeks to exploit this inefficiency on a consistent basis through active, research-based management. Delaware identifies companies with market capitalizations typically less than $2 billion at the time of purchase whose values it believes are not currently recognized in the market. In order to do so, Delaware considers a variety of factors, including, the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company that might suggest a more favorable outlook going forward. Delaware’s focus is on value stocks whose prices are historically low on a given financial measure, such as profits, book value or cash flow.

For the period of September 1, 2006, through August 31, 2007, the subadvisers for the portfolio were NFJ, Rutabaga and Delaware.

The NFJ portion of the portfolio posted an annual return that exceeded the Russell 2000® Value performance benchmark for the annual period ending August 31, 2007. All economic sectors within the small-cap value arena posted positive returns except for the Financial Services sector. The Utilities sector was virtually unchanged. Positive portfolio results were mainly attributable to favorable sector strategy, which accounted for just over one-half of the excess return. An underweighted position in Financial Services was beneficial, as were overweightings in the Industrials and Materials sectors. Returns for the portfolio were positive in all economic sectors except Telecom services, which accounts for a very small position size within the portfolio. Favorable issue selection also contributed positively and was significant in the Financial, Energy, and Industrial sectors. Issue selection within the Materials sector was a negative due very strong performance from three positions in the benchmark portfolio that were not in the managed portfolio. The portfolio had approximately a 23% turnover in the positions for the period. The portfolio held two positions that received tender offers during the period. The portfolio is underweighted in the Finance and Technology related sectors. The portfolio maintains low valuation, with a P/E ratio of 14. The dividend yield was 2.7% as of August 31, 2007. Average market capitalization is $1.9 billion. The economy and equity markets should continue to move forward unless there should occur adverse changes to monetary, tax, incomes and/or trade policies. Heightened geo-political tensions in the Middle East could also be disruptive to equity markets. Market valuations remain compressed in a more narrow range of earnings multiples than in times past. This presents a unique challenge for the periods to come. NFJ looks towards positive and sustainable free cash flow yields (after capital expenditures and dividends) and growing dividend payouts as favorable attributes.

In Rutabaga’s portion of the portfolio, major US stock indices rose, with small cap stocks as a whole underperforming large caps. Within small cap, growth stocks outperformed value stocks by a wide margin. For the fiscal year, Rutabaga’s portfolio outperformed both the Russell 2000 and the Russell 2000 Value indices. Broadly speaking, being underweight within the poorly performing Financials and REIT sectors and overweight in the better performing Materials & Processing area helped to boost performance for the period. As the market continues to sort out the impact of the housing softness, high commodity costs, the credit crunch and the Federal Reserve’s actions, Rutabaga’s focus remains on identifying and owning attractively valued companies with strong market positions and internal catalysts to drive improved margins and earnings in the future.

For the Delaware portion, the return based upon the Russell 2000 Value Index modest. Continued global economic growth coupled with a general slowdown in US economic growth, as well as a significant decline in housing prices and sales, led to distinct sector differences in gains and losses during this period. The sectors that seemed to benefit most were those that were in economically sensitive areas that also had broad exposure to exports and also had the ability to raise prices. Conversely, those industries that generally performed poorly were more directly tied to discretionary consumer spending and those dependent on loan growth and the success of the housing markets. As a result, Basic Industries and Capital Spending sectors posted strong returns, while Financial Services and Real Estate Investment Trusts (“REITs”) were the worst performing sectors in the Russell 2000 Value Index, and were in fact the only sectors with negative total returns during this time frame. From a performance standpoint, the

The following graph depicts the performance of the Small Capitalization Value Equity Investments vs. the Russell 2000 Value Index3 and the Lipper Small Cap Value Funds Average.14

overweighting in Technology and Health care combined with strong stock selection had a positive impact on performance during the fiscal year. Additionally, the underweighting in Financial Services and REITs also had a positive impact on performance. Poor stock selection in several areas including Basic Industries, Consumer Cyclicals, Consumer Staples and Energy negated much of the previously mentioned positive impact. As a result, overall stock selection was a negative factor on performance while overall sector weightings were a positive contribution.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS (unaudited)

Average Annual Total Returns for Period Ended August 31, 2007†

	Without TRAK Fee*	With TRAK Fee
Since inception (11/18/91)	11.75%	10.08%
10 year	10.19	8.55
5 year	16.83	15.09
3 year	16.03	14.30
1 year	11.94	10.27

See pages 22 through 23 for all footnotes.

International Equity Investments

ABOUT THE SUBADVISERS

•	William Blair & Co., LLC (“William Blair”)

William Blair’s investment approach is focused upon a conservative, long-term approach to growth investing. They seek companies with growth characteristics that include high benchmark revenue growth, earnings-per-share growth, dividends-per-share growth and consensus long-term growth estimates.

•	Philadelphia International Advisors, LP (“PIA”)

PIA utilizes a bottom-up approach to international investing. It selects stocks to buy and sell by evaluating a company’s growth outlook and market valuation based on traditional value characteristics, positive company-specific catalysts and other operating and financial conditions. It selects countries primarily by evaluating a country’s valuation ratios such as price-to-earnings and dividend yield, prospective economic growth, government policies and other factors.

•	Brandywine Global Investment Management, LLC (“Brandywine”)

With regard to stock selection, Brandywine employs a quantitative screen which takes into account country, industry and company valuation history. Brandywine seeks stocks whose performance has deviated from their historical mean and likely will revert to this historical mean.

For the period of September 1, 2006, through August 31, 2007, the subadvisers for the portfolio were PIA, William Blair and Brandywine.

PIA’s portion of the portfolio underperformed the portfolio’s benchmark index, the MSCI EAFE® Index. From a regional allocation perspective, the portfolio was well-positioned, being overweight Continental Europe and underweight Japan. However, security selection at the individual country level, particularly in Japan, Hong Kong, and the UK, more than offset these gains and the solid stock picking in Australia. Sector level security selection drove the relative return shortfall. Gains from positive stock selection in Financials and Telecommunications were eliminated by poor selection in Consumer and Materials stocks. Additionally, in early 2007, the portfolio had lighter portfolio exposure to some sectors that had been in the M&A spotlight — particularly utilities, food, and beverage/tobacco — and none of PIA’s portfolio names were highlighted in takeover stories. The M&A rally continued in the second quarter of 2007 where some of the portfolio names indeed benefited from buyout offers or speculations of takeover.

For the William Blair portion, the portfolio’s results approximated the MSCI EAFE® Index (“the benchmark”). Augmenting annual results was strong stock selection in Energy, Industrials, and Information Technology (“IT”), coupled with their overweightings relative to the benchmark, in addition to Telecommunication Services stock selection. Within Energy, the portfolio’s focus on exploration and production companies with strong production growth enhanced performance, while Industrials exposure was bolstered by companies such as ABB, which are exposed to global infrastructure spend and industrial production. IT stock selection was enhanced by performance in Japan and Canada, while Telecom Services stock selection benefited from strong cell phone demand in Latin America. Regionally, stock selection and weightings in Japan, Canada and Latin America also drove absolute and relative results. The largest detractors from the portfolio’s performance during the year was the portfolio’s underweighting in Materials, as the sector performed well, coupled with Consumer Staples stock selection. As of August 31, 2007, the portfolio maintained an 19.31% exposure to emerging markets and 16.76% exposure to Canada as compared to other developed regions. Its primary focus was in Industrials and IT stocks, which each represented approximately 17% of the portfolio, higher than the benchmark. Financials, which totaled 14.65% of the Index, was underweighted relative to the 28.02% weighting in benchmark. These regional and sector weightings are largely the result of William Blair’s bottom-up, fundamental process focused on finding quality growth companies.

Brandywine’s portion of the portfolio underperformed the MSCI EAFE index. From a stock selection perspective, on a sector basis, stock selection was most positive in Financials, Energy and Consumer Discretionary stocks, offset by Technology, Materials and Industrials stocks. On a country basis, positive selections in UK, Taiwan, Switzerland and Ireland were partially offset by selections in Germany and Japan. The portfolio also benefited from an underweight in Financials but was impacted from being underweight Utilities and Australia.

The following graph depicts the performance of the International Equity Investments vs. the MSCI EAFE-Capitalization Weighted Index 5 and the Lipper International Multi Cap Core Funds Average.16

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL EQUITY INVESTMENTS (unaudited)

Average Annual Total Returns for Period Ended August 31, 2007†

	Without TRAK Fee*	With TRAK Fee
Since inception (11/18/91)	8.25%	6.63%
10 year	8.14	6.53
5 year	19.01	17.24
3 year	21.76	19.95
1 year	17.21	15.46

See pages 22 through 23 for all footnotes.

Emerging Markets

Equity Investments

ABOUT THE SUBADVISERS

•	SSgA Funds Management, Inc. (“SSgA”)

Uses quantitative analysis to identify countries and stocks which are undervalued relative to their growth rates. It employs an investment process that combines top-down country selection with bottom-up stock selection to determine an optimal country and security mix.

•	Newgate Capital Management LLC (“Newgate”)

Newgate seeks long-term growth of capital by utilizing a top-down value approach in identifying undervalued economic countries, regions and sectors. Newgate incorporates both geopolitical and macroeconomic factors into its investment strategy through fundamental quantitative analysis, investment experience and professional judgment.

For the period of September 1, 2006, through August 31, 2007, the subadvisers for the portfolio were SSgA and Newgate.

The SSgA portion of the portfolio outperformed the benchmark, the MSCI Emerging Markets Index. The portfolio benefited from positions taken in China, Brazil, and Korea. The portfolio was modestly overweight in China over the last year, which, along with other stock selection models in Korea and Russia, added to overall outperformance. Brazil, the largest country overweight, was helpful due to its significant outperformance as the MSCI Brazil returned 61.3% over the year ended August 31, 2007, versus the benchmark’s 44.05% return. Detrimental to portfolio returns was the underweight position in India. Although, models suggested that Indian equities were expensive relative to their growth potential, the global investors remain willing to pay increasingly higher multiples for Indian stocks. The Indian market now trades at 4.4 times book value and pays a dividend yield of only 1.0%. The focus within the emerging market space is upon country allocation and stock selection.

Newgate’s portion of the portfolio over the past twelve months has been substantially invested in Asia, specifically China. Although the market has been subject to volatility, we have maintained substantial positions in Chinese companies to capture growth in the economy. Newgate has maintained allocations to the energy sector across all regions of emerging markets. Increasing energy demand, combined with supply constraints and fears of supply disruption, have led to higher energy prices and higher profits for energy companies. This strategy was executed by investing in companies from a number of countries, including Brazil, Russia, and South Africa. During the past twelve months, basic materials and energy stocks contributed positively to the fund’s performance relative to the emerging markets benchmark. Newgate’s positions in Brazil and China also contributed to performance. The technology stocks had positive returns, but detracted from the Fund’s performance relative to the Index. Most of Newgate’s holdings in this sector were in Taiwan and South Korea.

The following graph depicts the performance of the Emerging Markets Equity Investments vs. the MSCI Emerging Markets Index6 and the Lipper Emerging Markets Funds Average.17

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

‡	Gross returns used for MSCI Emerging Markets Index from 1997 to 1999. Net returns used for MSCI Emerging Markets Index from 2000 to 2007.

EMERGING MARKETS EQUITY INVESTMENTS (unaudited)

Average Annual Total Returns for Period Ended August 31, 2007†

	Without TRAK Fee*	With TRAK Fee
Since inception (4/20/94)	8.10%	6.48%
10 year	8.99	7.36
5 year	30.86	28.91
3 year	37.50	35.45
1 year	42.41	40.28

See pages 22 through 23 for all footnotes.

Core Fixed

Income Investments

ABOUT THE SUBADVISERS

•	BlackRock Financial Management, Inc. (“BlackRock”)

Employs a relative value approach which entails portfolio duration within a narrow range and value added through sector and sub-sector rotation within the corporate and mortgage sectors. BlackRock evaluates securities within a risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of securities.

•	Pacific Investment Management Co. (“PIMCO”)

Employs “top-down” and “bottom-up” investment techniques. It implements the following “top-down” strategies: duration and volatility analysis, sector evaluation and yield curve shape analysis. The subadviser also employs the following “bottom-up” strategies: credit analysis, quantitative research, issue selection and cost-effective trading.

•	Western Asset Management Co. (“WAMCo”)

Emphasizes three key strategies to enhance the Portfolio’s total return: (i) adjusting the allocation of the Portfolio among the key sectors of the fixed-income market depending on its forecast of relative values; (ii) tracking the duration of the overall Portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect its long-term outlook for interest rates; and (iii) purchasing under-valued securities in each of the key sectors of the bond market while keeping overall quality high.

For the period of September 1, 2006, through August 31, 2007, the subadvisers for the portfolio were BlackRock, PIMCO, WAMCo and MetWest was added as a new subadviser on April 10, 2007.

Throughout the period, BlackRock’s portion of the portfolio outperformed the benchmark, the Lehman Brothers Aggregate Bond™ Index, during the period. The re-pricing of risk and an escalation of the credit crunch led to a liquidity crisis at the end of the period with all spread sectors underperforming Treasuries. The portfolio’s sector allocations produced mixed returns. A defensive Credit posture was advantageous as Corporates underperformed during the period. Financial institutions were the worst performer in the Corporate sector, posting a negative return of 2.91% during the period. The portfolio maintained an overweight to Commercial Mortgage Backed Securities (“CMBS”) as the higher-rated classes represent attractive relative value. The overweight to CMBS detracted from performance as the sector experienced dramatic spread widening at the end of the period. The portfolio maintained an underweight to Agency securities, as the potential for increased regulatory scrutiny persists. The Agency underweight contributed to the positive performance.

The PIMCO portion outperformed the benchmark during the period. Specific strategies aiding performance included, a focus on the front end of the US yield curve, as investors raised expectations for cuts by the Federal Reserve (“Fed”) on the back of a slowing US economy led by the recession in the housing market. Additionally, an above-benchmark duration, as yields fell following the Fed’s decision to hold Fed funds at 5.25% and as investors fled to quality assets amid subprime concerns and the global credit crunch. Lastly, a below benchmark credit exposure strategy added performance as spreads widened on a flight to quality during the economic uncertainty of the months leading up to August 2007. Strategies that detracted from returns included an above-benchmark exposure to mortgage-backed securities, as volatility soared amid rising interest rates for mortgage borrowers and rising defaults among Alt-A and subprime homeowners. Also adversely affecting performance was a curve-steepening bias in the United Kingdom via Liffe futures, as investors pushed back expectations for the end of interest rate hikes by the Bank of England amid rising inflation and a strong economy.

The various strategies within WAMCo’s portion of the portfolio produced mixed but generally negative results during the period. A tactically-driven duration posture had a negligible impact on returns as rates oscillated during the period in a fairly flat trend. A curve-steepening strategy had a small positive impact upon performance as the spread between the two- and ten-year yields widened in the latter part of the period. Overweight exposure to the mortgage-backed sector detracted significantly from returns as spreads widened and volatility surged. An emphasis on lower-quality issues was a negative as spreads spiked higher toward the end of the period and erased the gains from earlier in the year. A modest exposure to dollar-denominated emerging market debt subtracted from returns as spreads widened.

MetWest’s outperformance of the funds benchmark since it began managing its portion of the portfolio on April 10, 2007, was attributable to its defensive positioning in the credit markets in expectation of both late credit-cycle spread widening and subprime market problems. Furthermore, the portfolio’s curve steepening exposure reflected MetWest’s view that there would ultimately be a flight to quality and a steeper yield curve. Given these conditions, MetWest had focused on high quality, primarily shorter duration corporate bonds with strong covenants, as

•	Metropolitan West Asset Management (“MetWest”)

MetWest seeks to achieve consistent outperformance through the measured and diversified application of five fixed income management strategies, including (i) duration management, (ii) yield curve positioning, (iii) sector allocation, (iv) security selection, and (v) opportunistic execution. The philosophy is predicated on a long-term economic outlook. Portfolio risk is addressed through the limitation of duration to within one year of the benchmark. Investments are characterized by diversification amongst all US-Dollar denominated sectors of the fixed income marketplace. Finally, the philosophy recognizes the over-the-counter nature of the fixed income markets and the attendant potential for pricing inefficiencies that can be exploited to the portfolio’s advantage.

The following graph depicts the performance of the Core Fixed Income Investments vs. the Lehman Brothers U.S. Aggregate Index7, Lehman Brothers Intermediate Government/Credit Bond Index8 and the Lipper Intermediate-Term Investment Grade Average.19

well as seasoned MBS and ABS bonds with conservative underwriting, high levels of credit enhancement, and strong servicing. Although systemic widening in all of the credit markets muted performance, the fund’s conservative positioning enabled the portfolio to weather the storm and outperform the benchmark since inception. Going forward, the managers’ defensive strategy will afford the fund the ability to take advantage of wider credit market spreads if and as those conditions occur. Although the managers believe that the subprime difficulties are likely to dampen economic activity and challenge the financial markets, they will cautiously look for opportunities to take advantage of the market’s high liquidity premium by adding high quality, well-structured cash flows at much wider spreads to the Treasury market.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CORE FIXED INCOME INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2007†

	Without TRAK Fee*	With TRAK Fee
Since inception (11/18/91)	5.69%	4.11%
10 year	5.22	3.66
5 year	4.10	2.56
3 year	3.53	1.99
1 year	4.82	3.26

See pages 22 through 23 for all footnotes.

High Yield Investments

ABOUT THE SUBADVISERS

•	Penn Capital Management Co., Inc. (“Penn”)

Penn’s initial universe is well-defined and includes all domestic, corporate cash paying dollar denominated bond issues that have spread-to-treasury and yield characteristics that are consistent with or wider than the single-B credit tier. Penn’s investment team determines sectors/industries that may offer relative value based on its macro-economic outlook. The team will review and evaluate the economic cycle, business environment, industry/sector analysis and interest rates. Penn then scans this group for companies with spreads to treasury that are wider than comparable companies, industry averages and historical averages. The team analyzes the liquidity outlook of the company through qualitative research, including bank loan facility analysis, covenant review analysis and asset value analysis. After the high yield bond universe has been narrowed and potential relative value is identified, the team performs its qualitative research to confirm or justify the credit’s value. The team determines whether or not the credit is suitable for the portfolio given its impact on Penn’s current industry weightings and the diversification it brings to the basket of credits currently held within an industry.

•	Western Asset Management Co. (“WAMCo”)

Combines traditional analysis with innovative technology applied to all sectors of the market. WAMCo believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are (i) sector and sub-sector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

For the period of September 1, 2006, through August 31, 2007, the subadvisers for the portfolio were WAMCo and Penn Capital Management, as of October 4, 2006.

WAMCo’s portion of the portfolio outperformed its primary benchmark, the Lehman Brothers High Yield Index. The portfolio was positioned to incorporate WAMCo’s view that economic activity and credit fundamentals would remain supportive of the high yield asset class. This resulted in the portfolio being overweight lower rated issues, which are disproportionately leveraged to economic activity. The primary factors contributing to the Fund’s outperformance included an overweight to CCC-rated issues which in general returned 8.71%, sub-sector allocation including overweights to Capital Goods and Wireless, which returned 7.84% and 10.78%, respectively, and a cash inflow related to the settlement of WorldCom litigation. Issue selection was neutral to performance.

Penn’s portion of the portfolio has outperformed the high yield broad market over the last 12 months thanks to strong security selection and opportunistic investments in the stressed and distressed segments of the markets. During the past 12-18 months Penn took profits primarily in the stressed segment of the market place (bonds trading below their par value, offering both income and capital appreciation potential) and gradually rotated up in credit quality in anticipation of a rise in future default rates. Despite the defensive positioning, Penn continues to find both distressed and defaulted opportunities that can contribute to short term returns, and volatility. This volatility is magnified during times of concern in the credit markets, which occurred in August 2007. This credit concern, driven largely by fears of how deeply sub-prime problems would extend, started to diminish as the quarter ended. Although the fund has no direct exposure to sub-prime mortgage credit, it did have material weakness in a credit related to the prime mortgage market. This credit was sold at a loss to minimize further weakness associated with sentiment. On the positive side, the portfolio continues to benefit from the consolidation of both the fixed and wireless segments of the telecommunications market, as four merger & acquisition transactions among Penn’s names provided positive contribution. Overall, Penn remains conservatively positioned going into the fund’s first fiscal quarter and will look to add to total return and distressed opportunities as they develop.

The following graph depicts the performance of the High Yield Investments vs. the Lehman Brothers High Yield Index9 and the Lipper High Yield Funds Index.20

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

HIGH YIELD INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2007†

	Without TRAK Fee*	With TRAK Fee
Since inception (7/13/98)	2.74%	1.21%
5 year	8.91	7.29
3 year	6.16	4.59
1 year	7.56	5.97

See pages 22 through 23 for all footnotes.

International Fixed

Income Investments

ABOUT THE SUBADVISER

•	Pacific Investment Management Company (“PIMCO”)

PIMCO’s total return approach focuses on both capital appreciation and income while managing overall risk. PIMCO employs a core philosophy toward managing global bonds focusing on both economic and credit fundamentals as key determinants of value in fixed income markets, limiting volatility with respect to the benchmark index.

For the period of September 1, 2006, through August 31, 2007, the subadviser for the portfolio was PIMCO.

The portfolio underperformed its benchmark, the Citigroup World Global Bond Index ex-US USD hedged, over the last twelve months. US yields fell sharply as subprime concerns led to a flight to quality. Euroland and UK bonds lagged Treasuries as the European Central Bank and Bank of England continued to hike while the Fed left rates unchanged at 5.25%. US Treasuries returned 6.02% over the year. Yields fell on a slowing housing market, subprime concerns and falling core inflation. The US yield curve steepened significantly over the past 12 months as investors raised expectations for cuts by the Federal Reserve. Rising spreads on mortgage-backed securities, investment-grade and high yield corporate bonds due to rising volatility, slowing growth in the US economy, and a global credit crunch, caused most other sectors to underperform Treasuries over the year ended August 31, 2007. Euroland government bonds returned 2.64% on a hedged basis, underperforming US Treasuries over the year. Yields rose across the curve while the 2-30s differential was unchanged as the ECB hiked overnight rates from 3% to 4% over the year. The ECB remains cautious of upside risks to inflation in the medium and long term but judges that risks to the outlook for growth lie on the downside due to the liquidity crisis. The market substantially reduced the probability of further rate hikes. The Euro strengthened 6.38% versus the US dollar on a narrowing interest rate differential. UK gilts underperformed US Treasuries, posting a 0.75% return on a hedged basis. Yields rose across the curve as strong credit growth and limited spare capacity kept the Bank of England (“BOE”) in tightening mode. The BOE raised rates from 4.75% to 5.75% while the Pound sterling rallied 5.91% versus the US dollar over the year. Japanese government bonds (“JGBs”) returned 6.90% during the year. The JGB curve flattened, as the Bank of Japan (“BOJ”) raised the overnight rate to 50 bps. Income growth and consumer confidence remain strong while inflation remains benign, keeping the BOJ on the sidelines and data-dependent for its next rate move. The yen rose nearly 1.4% versus the US dollar over the year on rising risk aversion and a reversal of the carry trade.

Important contributors to performance included: US duration, as US bonds outperformed the index on weak economic data and falling core inflation, a curve steepening bias in the US as short maturity yields fell more than long maturities on rising expectations of Fed easing, and an overweight to the Japanese Yen, as it strengthened on a global flight to quality. The following strategies detracted from returns: strategies that benefit when US & UK short maturity swap spreads narrow as a liquidity crunch and subprime concerns led to wider swap spreads, pay fixed swap positions on the back end of the US and UK curves as the swap curve flattened over the year, curve steepening bias in the UK as the BOE hiked rates due to limited spare capacity, tactical holdings of mortgage securities as mortgage spreads widened due to the pickup in rate volatility, and an allocation to bank capital notes as spreads widened for financial companies on rising risk aversion.

The following graph depicts the performance of the International Fixed Income Investments vs. the Citigroup Non-U.S. World Government Bond Index - Hedged11, the Citigroup Non-U.S. World Government Bond Index - Unhedged11 and the Lipper International Income Funds Average.18

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL FIXED INCOME INVESTMENTS (unaudited)

Average Annual Total Returns for Period Ended August 31, 2007†

	Without TRAK Fee*	With TRAK Fee
Since inception (11/18/91)	6.27%	4.68%
10 year	4.87	3.30
5 year	6.20	4.62
3 year	2.44	0.91
1 year	2.33	0.81

See pages 22 through 23 for all footnotes.

Municipal Bond Investments

ABOUT THE SUBADVISER

•	McDonnell Investment Management, LLC (“McDonnell”)

Employs a value-added approach to active municipal bond management utilizing a team oriented philosophy. This approach attempts to maximize after-tax total returns while reducing the volatility in relative rates of return. By limiting dependence on market timing and tightly controlling duration, the McDonnell reduces the portfolio’s exposure to interest rate risk relative to the benchmark. McDonnell utilizes extensive internal research to identify relative value opportunities among sectors and securities and to control credit risk. Additionally, McDonnell seeks to exploit yield curve anomalies through quantitative analysis of historical spreads and future expectations.

For the period of September 1, 2006, through August 31, 2007, the subadviser for the portfolio was McDonnell Investment Management (“McDonnell”).

While for most of the period the portfolio maintained a modestly long duration relative to its benchmark, the Lehman Brothers Broad Municipal Bond Index, several factors added to performance despite a slight increase in overall interest rate. Relative to its benchmark, the portfolio was underweight longer-maturing bonds, which were among the market’s worst performers. The portfolio was also overweight 10-15 year bonds, which added to performance due to favorable yield curve roll in this range. Moreover, with the yield curve steepening, a more bulleted position in the 10-15 year segment also helped performance.

In addition to the yield curve steepening, credit spreads also began to widen during mid-2007. McDonnell viewed this as an opportunity to increase its credit exposure. This increase was mostly achieved through the purchase of Single “A” and Triple “B” rated healthcare issues. The portfolio now has a modest overweight in the healthcare sector relative to the Index. Though spreads may widen a bit more, McDonnell believed this was a good opportunity to add to the sector. Overall, the portfolio has a higher yield than the benchmark and the credit overweight is one of the contributing factors. That said, there were times during the period where being underweight lower quality sectors may have hurt portfolio performance.

The following graph depicts the performance of the Municipal Bond Investments vs. the Lehman Brothers Municipal Bond Index10 and the Lipper General Municipal Debt Funds Average.21

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MUNICIPAL BOND INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2007†

	Without TRAK Fee*	With TRAK Fee
Since inception (11/18/91)	5.23%	3.66%
10 year	4.58	3.02
5 year	3.55	2.01
3 year	2.73	1.20
1 year	1.77	0.26

See pages 22 through 23 for all footnotes.

Money Market Investments

ABOUT THE SUBADVISER

•	Standish Mellon Asset Management LLC (“Standish”)

The portfolio is invested mainly in Commercial paper, Certificates of Deposits, and US Treasury and other US government securities rated by a nationally recognized rating organization in the two highest short-term rating categories or, if unrated, of equivalent quality as determined by the sub-adviser. Individual securities must have remaining maturities of 397 days or less. Standish operates the portfolio in compliance with rule 2a-7 under the Investment Company Act of 1940. Standish seeks to improve the Portfolio’s yield through actively managing sector allocations and the average maturity of the Portfolio. Standish monitors the spread relationships between US Treasury and government agency issues, and purchases agencies when they provide a yield advantage. In addition, Standish will change the maturity structure modestly to reflect its outlook on interest rates.

For the period of September 1, 2006, through August 31, 2007, the subadviser for the portfolio was Standish.

While remaining relatively stable for most of the year, short-term rates have declined steadily since mid-July 2007. The Federal Reserve (“Fed”) kept its Fed Funds rate at 5.25% throughout the year ended August 31, 2007. However, in August, the Fed initiated several measures to ease the credit crisis that precipitated the sub-prime meltdown. Measures included pumping additional reserves into the system, lowering the Fed discount rate and accepting additional collateral for open market activities. While these moves eased some of the pressures, a flight to quality remained in the market, and the 2-year Treasury note ended the year at 4.14%. The 10-year treasury ended August 2007 at 4.53%, down only 23 basis points for the year.

The economy showed moderate growth throughout the year. However, weakness in the residential housing market caused considerable turmoil in the financial markets in the last quarter. The deteriorating financial market conditions may restrain future economic growth. The Federal Reserve continues to monitor the economic outlook and will take necessary action to mitigate any adverse effects of the market disruptions.

Standish continues to invest in high quality short-term instruments, as mandated by its guidelines. The average maturity of the portfolio typically ranged between one and two months during the year.

GOVERNMENT MONEY INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2007†

	Without TRAK Fee*	With TRAK Fee
Since inception (11/18/91)	3.67%	2.12%
10 year	3.41	1.87
5 year	2.46	0.93
3 year	3.68	2.13
1 year	4.86	3.26

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See pages 22 through 23 for all footnotes.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Portfolio.

FOOTNOTES

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, where redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

*

The Funds are available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.50%. The performance data shown does not reflect this fee, which would reduce returns.

1

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

2

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

3

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

4

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

5

The MSCI EAFE®-Capitalization Weighted Index is a composite portfolio of equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country’s market capitalization. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

6	The MSCI Emerging Markets Index is an index comprised of thirteen emerging markets open to direct foreign participation. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

7

The Lehman Brothers U.S. Aggregate Bond™ Index is composed of the Lehman Brothers Intermediate Government/Credit Bond Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

8	The Lehman Brothers Intermediate Government/Credit Bond Index is a weighted composite of: (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the US government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the US government with a maturity between one and ten years; and (ii) Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt with a maturity of between one and ten years, excluding collateralized mortgage obligations. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

9	The Lehman Brothers High Yield Index is composed of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds must be dollar-denominated, non-convertible, and have at least one year remaining to maturity as well as an outstanding par value of $100 million. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

10	The Lehman Brothers Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

11	The Citigroup Non-U.S. World Government Bond Index is an index subset of the Citigroup World Bond Index that excludes corporate bonds denominated in US dollars. It contains foreign government and supranational bonds denominated in Australian, Austrian, Belgian, British, Canadian, Danish, Dutch, French, German, Italian, Japanese, Spanish and Swedish currencies. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

12	The Lipper Large-Cap Value Funds Average is comprised of the Portfolio’s peer group of mutual funds investing in value oriented funds.

13	The Lipper Large-Cap Growth Funds Average is comprised of the Portfolio’s peer group of mutual funds investing in growth oriented funds.

14	The Lipper Small Cap Value Funds Average is comprised of the Portfolio’s peer group of mutual funds which limit their investments to small cap value companies.

15	The Lipper Small Cap Growth Funds Average is comprised of the Portfolio’s peer group of mutual funds which limit their investments to small cap growth companies.

16	The Lipper International Multi-Cap Core Funds Average is an equally weighted average of the funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the US with market capitalizations greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index.

17	The Lipper Emerging Markets Funds Average is an equally weighted average of the funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.

18	The Lipper International Income Funds Average is an equally weighted average of the funds that invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, excluding the United States.

19	Lipper Intermediate-Term Investment Grade Debt Funds Average-is an average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund’s performance.

20	Lipper High Yield Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

21	The Lipper General Municipal Debt Funds Average is an average of funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. The total return of the Lipper Average does not include the effect of sales charges. You cannot invest directly in a Lipper Average.

Fund Expenses

(unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) advisory program annual fees, which in the case of TRAK® may be up to 1.50%; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2007 and held for the six months ended August 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account during this period, divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Fund	Total Return Without TRAK Fee(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expense Paid During the Period(4)
Large Capitalization Growth Investments	9.73%	$1,000.00	$1,097.30	0.64%	$3.38
Large Capitalization Value Equity Investments	3.62%	1,000.00	1,036.20	0.62%	3.18
Small Capitalization Growth Investments	6.28%	1,000.00	1,062.80	0.89%	4.63
Small Capitalization Value Equity Investments	2.19%	1,000.00	1,021.90	0.94%	4.79
International Equity Investments	6.35%	1,000.00	1,063.50	0.80%	4.16
Emerging Markets Equity Investments	22.62%	1,000.00	1,226.20	0.93%	5.22
Core Fixed Income Investments	1.45%	1,000.00	1,014.50	0.49%	2.49
High Yield Investments	(1.68)%	1,000.00	983.20	0.78%	3.90
International Fixed Income Investments	0.73%	1,000.00	1,007.30	0.66%	3.34
Municipal Bond Investments	(0.90)%	1,000.00	991.00	0.51%	2.56
Money Market Investments	2.45%	1,000.00	1,024.50	0.40%	2.04

(1)	For the six months ended August, 31 2007.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable advisory program charge, which in the case of TRAK® may be up to 1.50%. Total return is not annualized as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from expense ratios in the Financial Highlights.
(4)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Portfolio’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Fund Expenses

(unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any advisory program annual fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these advisory program annual fees were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(2)	Expenses Paid During the Period(3)
Large Capitalization Growth Investments	5.00%	$1,000.00	$1,021.98	0.64%	$3.26
Large Capitalization Value Equity Investments	5.00%	1,000.00	1,022.08	0.62%	3.16
Small Capitalization Growth Investments	5.00%	1,000.00	1,020.72	0.89%	4.53
Small Capitalization Value Equity Investments	5.00%	1,000.00	1,020.47	0.94%	4.79
International Equity Investments	5.00%	1,000.00	1,021.17	0.80%	4.08
Emerging Markets Equity Investments	5.00%	1,000.00	1,020.52	0.93%	4.74
Core Fixed Income Investments	5.00%	1,000.00	1,000.12	0.49%	2.50
High Yield Investments	5.00%	1,000.00	1,021.27	0.78%	3.97
International Fixed Income Investments	5.00%	1,000.00	1,022.33	0.66%	3.36
Municipal Bond Investments	5.00%	1,000.00	1,022.63	0.51%	2.60
Money Market Investments	5.00%	1,000.00	1,023.19	0.40%	2.04

(1)	For the six months ended August, 31 2007.
(2)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from the expense ratios in the Financial Highlights.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Portfolio’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Schedules of Investments

August 31, 2007

Large Capitalization Growth Investments

Shares	Security	Value
COMMON STOCKS — 97.5%
CONSUMER DISCRETIONARY — 9.1%

Hotels, Restaurants & Leisure — 3.6%
540,000	International Game Technology	$20,611,800
199,500	Marriott International Inc., Class A Shares	8,861,790
692,700	MGM MIRAGE Inc.*	58,166,019

	Total Hotels, Restaurants & Leisure	87,639,609

Media — 3.8%
1,393,650	Comcast Corp., Class A Shares*	36,360,328
466,200	Omnicom Group Inc.	23,743,566
165,000	Reuters Group PLC, ADR (a)	12,886,500
1,093,000	Time Warner Inc.	20,745,140

	Total Media	93,735,534

Multiline Retail — 0.8%
123,000	JC Penney Co. Inc.	8,457,480
206,400	Kohl’s Corp.*	12,239,520

	Total Multiline Retail	20,697,000

Specialty Retail — 0.9%
925,000	Staples Inc.	21,968,750

	TOTAL CONSUMER DISCRETIONARY	224,040,893

CONSUMER STAPLES — 7.1%

Beverages — 0.4%
184,300	Coca-Cola Co.	9,911,654

Food & Staples Retailing — 4.4%
145,700	Costco Wholesale Corp.	8,996,975
1,592,900	CVS/Caremark Corp.	60,243,478
550,000	Walgreen Co.	24,788,500
343,000	Wal-Mart Stores Inc.	14,965,090

	Total Food & Staples Retailing	108,994,043

Food Products — 1.3%
290,400	Nestle SA, ADR	31,574,350

Household Products — 1.0%
385,000	Procter & Gamble Co.	25,144,350

	TOTAL CONSUMER STAPLES	175,624,397

ENERGY — 8.0%

Energy Equipment & Services — 5.0%
657,300	Halliburton Co.	22,736,007
321,000	National-Oilwell Varco Inc.*	41,088,000
228,100	Transocean Inc.*	23,971,029
596,200	Weatherford International Ltd.*	34,806,156

	Total Energy Equipment & Services	122,601,192

Oil, Gas & Consumable Fuels — 3.0%
380,300	Chesapeake Energy Corp. (a)	12,268,478
412,700	Occidental Petroleum	23,395,963
244,550	Suncor Energy Inc.	21,860,324
515,672	Williams Cos. Inc.	15,985,832

	Total Oil, Gas & Consumable Fuels	73,510,597

	TOTAL ENERGY	196,111,789

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value
FINANCIALS — 5.8%

Capital Markets — 0.6%
742,492	Charles Schwab Corp.	$14,701,342

Consumer Finance — 1.2%
516,896	American Express Co.	30,300,444

Diversified Financial Services — 4.0%
87,150	CME Group Inc. (a)	48,350,820
215,000	IntercontinentalExchange Inc.*	31,362,050
424,400	JPMorgan Chase & Co. (a)	18,894,288

	Total Diversified Financial Services	98,607,158

	TOTAL FINANCIALS	143,608,944

HEALTH CARE — 21.3%

Biotechnology — 5.0%
550,370	Biogen Idec Inc.*	35,124,613
412,750	Celgene Corp.*	26,502,677
366,800	Genentech Inc.*	27,440,308
946,200	Gilead Sciences Inc.*	34,413,294

	Total Biotechnology	123,480,892

Health Care Equipment & Supplies — 2.1%
160,500	Alcon Inc.	21,709,230
103,290	C.R. Bard Inc.	8,613,353
280,000	Zimmer Holdings Inc.*	21,932,400

	Total Health Care Equipment & Supplies	52,254,983

Health Care Providers & Services — 3.0%
1,179,100	UnitedHealth Group Inc.	58,966,791
202,200	WellPoint Inc.*	16,295,298

	Total Health Care Providers & Services	75,262,089

Life Sciences Tools & Services — 2.5%
1,115,600	Thermo Fisher Scientific Inc.*	60,498,988

Pharmaceuticals — 8.7%
335,700	Abbott Laboratories	17,426,187
893,900	Allergan Inc.	53,642,939
2,644,650	Elan Corp. PLC, ADR*	51,253,317
326,900	Merck & Co. Inc.	16,400,573
214,050	Novartis AG, ADR	11,269,732
435,700	Shire PLC, ADR	34,307,018
642,000	Wyeth	29,724,600

	Total Pharmaceuticals	214,024,366

	TOTAL HEALTH CARE	525,521,318

INDUSTRIALS — 11.0%

Aerospace & Defense — 2.9%
190,100	Boeing Co.	18,382,670
217,100	General Dynamics Corp.	17,055,376
471,700	United Technologies Corp	35,202,971

	Total Aerospace & Defense	70,641,017

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value

Air Freight & Logistics — 1.7%
450,000	Expeditors International of Washington Inc.	$19,876,500
300,000	United Parcel Service Inc., Class B Shares	22,758,000

	Total Air Freight & Logistics	42,634,500

Commercial Services & Supplies — 0.7%
310,000	Weight Watchers International Inc. (a)	16,101,400

Electrical Equipment — 1.4%
202,500	Cooper Industries Ltd., Class A Shares	10,361,925
351,605	Rockwell Automation Inc.	24,774,088

	Total Electrical Equipment	35,136,013

Industrial Conglomerates — 1.7%
733,740	General Electric Co.	28,520,474
250,000	Textron Inc.	14,585,000

	Total Industrial Conglomerates	43,105,474

Machinery — 2.6%
236,900	Danaher Corp.	18,397,654
157,900	Deere & Co.	21,483,874
351,550	ITT Industries Inc.	23,901,885

	Total Machinery	63,783,413

	TOTAL INDUSTRIALS	271,401,817

INFORMATION TECHNOLOGY — 28.2%

Communication Equipment — 5.7%
1,653,200	Cisco Systems Inc.*	52,770,144
878,950	Corning Inc.	20,541,062
1,654,600	QUALCOMM Inc.	66,001,994

	Total Communication Equipment	139,313,200

Computers & Peripherals — 4.8%
143,500	Apple Inc.*	19,871,880
371,400	Hewlett-Packard Corp.	18,328,590
405,000	Research in Motion Ltd.*	34,591,050
371,300	SanDisk Corp.*	20,815,078
988,500	Seagate Technology	25,523,070

	Total Computers & Peripherals	119,129,668

Internet Software & Services — 5.4%
1,237,100	eBay Inc.*	42,185,110
93,598	Equinix Inc.*	8,284,359
161,132	Google Inc., Class A Shares*	83,023,263

	Total Internet Software & Services	133,492,732

IT Services — 3.5%
448,800	Cognizant Technology Solutions Corp.*	32,991,288
389,800	Fidelity National Information Services Inc.	18,476,520
543,000	Paychex Inc.	24,125,490
600,000	Western Union Co.	11,298,000

	Total IT Services	86,891,298

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value

Semiconductors & Semiconductor Equipment — 4.4%
779,650	Intel Corp.	$20,075,988
1,644,600	Marvell Technology Group Ltd.*	27,251,022
692,400	Maxim Integrated Products Inc.	20,778,924
206,400	MEMC Electronic Materials Inc.*	12,677,088
315,900	Nvidia Corp.*	16,161,444
315,400	Texas Instruments Inc.	10,799,296

	Total Semiconductors & Semiconductor Equipment	107,743,762

Software — 4.4%
601,100	Adobe Systems Inc.*	25,697,025
481,500	Amdocs Ltd.*	16,996,950
275,200	Autodesk Inc.*	12,747,264
775,000	Intuit Inc.*	21,165,250
806,360	Microsoft Corp.	23,166,723
390,600	Oracle Corp.*	7,921,368

	Total Software	107,694,580

	TOTAL INFORMATION TECHNOLOGY	694,265,240

MATERIALS — 4.0%

Chemicals — 3.1%
70,400	Air Products & Chemicals Inc.	6,336,704
496,850	Ecolab Inc.	20,698,771
654,000	Praxair Inc.	49,481,640

	Total Chemicals	76,517,115

Metals & Mining — 0.9%
259,900	Freeport-McMoRan Copper & Gold Inc.	22,720,458

	TOTAL MATERIALS	99,237,573

TELECOMMUNICATION SERVICES — 3.0%

Communication Equipment — 0.3%
218,000	Juniper Networks Inc.*	7,176,560

Wireless Equipment — 0.7%
425,000	Crown Castle International Corp.*	15,623,000

Wireless Telecommuication Services — 2.0%
209,773	America Movil SAB de CV	12,682,876
334,900	American Tower Corp., Class A Shares*	13,268,738
302,633	NII Holdings Inc., Class B Shares*	23,962,481

	Total Wireless Telecommuication Services	49,914,095

	TOTAL TELECOMMUNICATION SERVICES	72,713,655

	TOTAL COMMON STOCKS (Cost — $2,030,623,996)	2,402,525,626

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $2,030,623,996)	2,402,525,626

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Face Amount	Security	Value
SHORT-TERM INVESTMENTS (c) — 4.4%
MONEY MARKET FUND — 2.1%
51,156,602	BBH Securities Lending Trust (d) (Cost — $51,156,602)	$51,156,602

TIME DEPOSITS — 2.2%
$31,504,014	BBH — Grand Cayman, 4.440% due 9/1/07	31,504,014
23,734,968	Wells Fargo — Grand Cayman, 4.440% due 9/1/07	23,734,968

	TOTAL TIME DEPOSITS (Cost — $55,238,982)	55,238,982

U.S. GOVERNMENT AGENCY — 0.1%
2,260,000	Federal National Mortgage Association, Discount Notes, (FNMA), 4.282% due 9/4/07 (b) (Cost — $2,258,925)	2,258,925

	TOTAL SHORT-TERM INVESTMENTS (Cost — $108,654,509)	108,654,509

	TOTAL INVESTMENTS — 101.9% (Cost — $2,139,278,505#)	2,511,180,135
	Liabilities in Excess of Other Assets — (1.9%)	(47,526,158)

	TOTAL NET ASSETS — 100.0%	$2,463,653,977

*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Rate shown represents yield-to-maturity.
(c)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral the percentage of portfolio holdings would be 2.3%.
(d)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $2,152,860,681.

Abbreviation used in this schedule:

ADR	—	American Depositary Receipt

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value
COMMON STOCKS — 95.3%
CONSUMER DISCRETIONARY — 13.4%

Hotels, Restaurants & Leisure — 2.1%
236,000	Boyd Gaming Corp.	$9,640,600
84,600	Las Vegas Sands Corp.*	8,434,620
161,100	McDonald’s Corp.	7,934,175
374,000	Wyndham Worldwide Corp.	11,930,600

	Total Hotels, Restaurants & Leisure	37,939,995

Household Durables — 1.7%
189,500	Black & Decker Corp. (a)	16,439,125
44,600	Clorox Co.	2,667,080
220,700	Stanley Works	12,522,518

	Total Household Durables	31,628,723

Leisure Equipment & Products — 0.6%
469,800	Mattel Inc.	10,161,774

Media — 4.9%
817,645	CBS Corp., Class B Shares	25,763,994
153,800	Comcast Corp., Special Class A Shares*	3,977,268
539,200	DIRECTV Group Inc.*	12,579,536
227,700	Gannett Co. Inc.	10,701,900
33	Gemstar-TV Guide International Inc.*	201
1,090,000	Interpublic Group Cos. Inc. (a)*	11,935,500
293,700	Time Warner Inc.	5,574,426
261,000	WPP Group PLC, ADR (a)	18,593,640

	Total Media	89,126,465

Multiline Retail — 1.6%
336,000	Macy’s Inc.	10,657,920
277,000	Target Corp.	18,262,610

	Total Multiline Retail	28,920,530

Specialty Retail — 1.6%
479,000	Home Depot Inc.	18,350,490
450,000	Limited Brands Inc.	10,422,000
24,790	Office Depot Inc.*	606,116

	Total Specialty Retail	29,378,606

Textiles, Apparel & Luxury Goods — 0.9%
200,800	V. F. Corp.	16,033,880

	TOTAL CONSUMER DISCRETIONARY	243,189,973

CONSUMER STAPLES — 11.8%

Beverages — 1.4%
262,000	Anheuser-Busch Cos. Inc.	12,942,800
230,500	Coca-Cola Co.	12,396,290

	Total Beverages	25,339,090

Commercial Services & Supplies — 0.7%
200,000	Avery Dennison Corp. (a)	11,958,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

Food & Staples Retailing — 1.7%
580,000	CVS/Caremark Corp.	$21,935,600
144,000	Kroger Co.	3,827,520
180,200	Safeway Inc.	5,717,746

	Total Food & Staples Retailing	31,480,866

Food Products — 3.4%
760,000	Archer Daniels Midland	25,612,000
506,000	ConAgra Foods Inc.	13,009,260
550,057	Kraft Foods Inc.	17,634,827
370,200	Sara Lee Corp.	6,152,724

	Total Food Products	62,408,811

Household Products — 0.7%
177,400	Kimberly-Clark Corp.	12,185,606

Tobacco — 3.9%
837,200	Altria Group Inc.	58,110,052
195,900	Reynolds American Inc.	12,952,908

	Total Tobacco	71,062,960

	TOTAL CONSUMER STAPLES	214,435,333

ENERGY — 15.8%

Energy Equipment & Services — 3.4%
208,000	Baker Hughes Inc.	17,442,880
183,400	GlobalSantaFe Corp.	12,946,206
585,000	Halliburton Co. (a)	20,235,150
410,000	Nabors Industries Ltd.*	12,131,900

	Total Energy Equipment & Services	62,756,136

Oil, Gas & Consumable Fuels — 12.4%
359,200	Anadarko Petroleum Corp.	17,593,616
81,400	BP PLC, ADR	5,483,104
614,100	Chevron Corp.	53,893,416
447,600	ConocoPhillips	36,653,964
1,139,000	El Paso Corp.	18,075,930
310,500	Exxon Mobil Corp.	26,619,165
537,000	Marathon Oil Corp.	28,938,930
246,800	Occidental Petroleum	13,991,092
55,600	Petrochina Co., Ltd., ADR	8,024,748
222,600	Petroleo Brasileiro SA	13,765,584
22,200	Royal Dutch Shell PLC, Class A Shares, ADR	1,717,170

	Total Oil, Gas & Consumable Fuels	224,756,719

	TOTAL ENERGY	287,512,855

FINANCIALS — 22.3%

Capital Markets — 1.3%
8,400	Goldman Sachs Group Inc.	1,478,484
289,200	Merrill Lynch & Co. Inc.	21,314,040

	Total Capital Markets	22,792,524

Commercial Banks — 2.7%
92,700	Countrywide Financial Corp. (a)	1,840,095
347,000	Keycorp	11,555,100

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

Commercial Banks — 2.7% (continued)
754,800	Regions Financial Corp.	$23,625,240
249,500	Wachovia Corp.	12,220,510

	Total Commercial Banks	49,240,945

Diversified Financial Services — 5.1%
1,115,200	Bank of America Corp.	56,518,336
28,500	Deutsche Bank AG	3,534,000
615,100	JPMorgan Chase & Co. (a)	27,384,252
85,600	Morgan Stanley	5,338,872

	Total Diversified Financial Services	92,775,460

Insurance — 9.0%
213,000	ACE Ltd.	12,302,880
536,200	Allstate Corp.	29,356,950
290,800	American International Group Inc.	19,192,800
445,000	Assured Guaranty Ltd.	11,601,150
106,800	Fidelity National Financial Inc.	1,942,692
221,000	Genworth Financial Inc., Class A Shares	6,404,580
55,600	Hartford Financial Services Group Inc.	4,943,396
191,400	Lincoln National Corp.	11,652,432
325,600	MBIA Inc. (a)	19,536,000
206,500	MetLife Inc.	13,226,325
43,600	RenaissanceRe Holdings Ltd.	2,497,408
453,100	Travelers Cos. Inc.	22,899,674
106,100	XL Capital Ltd., Class A Shares	8,084,820

	Total Insurance	163,641,107

Real Estate Investment Trusts (REITs) — 0.5%
273,700	Duke Realty Corp.	9,248,323

Thrifts & Mortgage Finance — 3.7%
221,900	Fannie Mae	14,558,859
410,600	Freddie Mac	25,297,066
726,900	Washington Mutual Inc.	26,691,768

	Total Thrifts & Mortgage Finance	66,547,693

	TOTAL FINANCIALS	404,246,052

HEALTH CARE — 8.2%

Health Care Equipment & Supplies — 0.1%
64,475	Covidien Ltd.*	2,568,039

Health Care Providers & Services — 1.2%
134,600	Amerisourcebergen Corp. Class A	6,440,610
172,500	Cigna Corp.	8,914,800
119,200	McKesson Corp.	6,819,432

	Total Health Care Providers & Services	22,174,842

Pharmaceuticals — 6.9%
234,000	Barr Pharmaceuticals Inc.*	11,905,920
491,100	GlaxoSmithKline PLC, ADR (a)	25,645,242
365,700	Merck & Co. Inc.	18,347,169
2,109,300	Pfizer Inc.	52,395,012
11,222	PharMerica Corp.*	198,966

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

Pharmaceuticals — 6.9% (continued)
346,000	Wyeth	$16,019,800

	Total Pharmaceuticals	124,512,109

	TOTAL HEALTH CARE	149,254,990

INDUSTRIALS — 4.4%

Aerospace & Defense — 0.5%
110,400	Northrop Grumman Corp.	8,703,936

Auto Components — 0.4%
44,400	Autoliv Inc.	2,547,228
48,800	BorgWarner Inc.	4,123,600

	Total Auto Components	6,670,828

Building Products — 0.2%
113,300	KB Home (a)	3,437,522

Commercial Services & Supplies — 0.6%
303,800	R.R. Donnelley & Sons Co.	10,882,116

Industrial Conglomerates — 1.2%
383,000	General Electric Co.	14,887,210
42,400	Parker Hannifin Corp.	4,556,728
64,475	Tyco International Ltd.	2,847,216

	Total Industrial Conglomerates	22,291,154

Machinery — 0.8%
61,200	Eaton Corp.	5,766,264
125,600	Ingersoll-Rand Co., Ltd.	6,522,408
64,475	Tyco Electronics Ltd.*	2,248,243

	Total Machinery	14,536,915

Road & Rail — 0.7%
244,000	Norfolk Southern Corp.	12,495,240

	TOTAL INDUSTRIALS	79,017,711

INFORMATION TECHNOLOGY — 9.3%

Computers & Peripherals — 1.7%
165,370	International Business Machines Corp.	19,297,025
465,500	Seagate Technology	12,019,210

	Total Computers & Peripherals	31,316,235

Electronic Equipment & Instruments — 1.3%
1,362,000	Flextronics International Ltd.*	15,513,180
182,520	Sanmina-SCI Corp.*	417,971
1,397,977	Solectron Corp.*	5,424,151
51,910	Tech Data Corp.*	2,023,971

	Total Electronic Equipment & Instruments	23,379,273

IT Services — 1.2%
1,163,000	Western Union Co.	21,899,290

Semiconductors & Semiconductor Equipment — 3.4%
1,420,000	Infineon Technologies AG, ADR (a)*	22,152,000
1,220,000	Intel Corp.	31,415,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

Semiconductors & Semiconductor Equipment — 3.4% (continued)
660,000	Qimonda AG, ADR (a)*	$8,817,600

	Total Semiconductors & Semiconductor Equipment	62,384,600

Software — 1.7%
406,000	Cadence Design Systems Inc. (a)*	8,818,320
760,200	Microsoft Corp.	21,840,546

	Total Software	30,658,866

	TOTAL INFORMATION TECHNOLOGY	169,638,264

MATERIALS — 2.5%

Chemicals — 2.0%
836,400	Dow Chemical Co.	35,655,732

Metals & Mining — 0.5%
143,800	Arcelor Mittal, Class A Shares (a)	9,519,560

	TOTAL MATERIALS	45,175,292

TELECOMMUNICATION SERVICES — 5.5%

Communication Equipment — 1.0%
510,000	Ericsson (LM) Telephone, ADR	18,977,100

Diversified Telecommunication Services — 4.3%
646,434	AT&T Inc.	25,773,324
597,500	Sprint Nextel Corp.	11,304,700
537,000	Verizon Communications	22,489,560
175,000	Vodafone Group PLC, ADR	5,670,000
897,272	Windstream Corp.	12,813,044

	Total Diversified Telecommunication Services	78,050,628

Wireless Equipment — 0.2%
90,500	Nokia Corp., ADR	2,975,640

	TOTAL TELECOMMUNICATION SERVICES	100,003,368

UTILITIES — 2.1%

Electric Utilities — 1.1%
76,900	Ameren Corp.	3,904,982
111,800	American Electic Power Co. Inc.	4,972,864
83,200	Entergy Corp.	8,621,184
77,900	Wisconsin Energy Corp.	3,451,749

	Total Electric Utilities	20,950,779

Independent Power Producers & Energy Traders — 0.3%
70,600	TXU Corp.	4,758,440

Multi-Utilities — 0.7%
226,000	Sempra Energy	12,436,780

	TOTAL UTILITIES	38,145,999

	TOTAL COMMON STOCKS (Cost — $1,464,774,760)	1,730,619,837

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,464,774,760)	1,730,619,837

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Face Amount	Security	Value
SHORT-TERM INVESTMENTS (b) — 12.5%
MONEY MARKET FUND — 8.2%
147,862,517	BBH Securities Lending Trust (c) (Cost — $147,862,517)	$147,862,517

TIME DEPOSITS — 4.3%
$ 30,347,680	Bank of America — London, 4.440% due 9/1/07	30,347,680
29,069,246	BBH — Grand Cayman, 4.440% due 9/1/07	29,069,246
19,243,153	Wells Fargo — Grand Cayman, 4.440% due 9/1/07	19,243,153

	TOTAL TIME DEPOSITS (Cost — $78,660,079)	78,660,079

	TOTAL SHORT-TERM INVESTMENTS (Cost — $226,522,596)	226,522,596

	TOTAL INVESTMENTS — 107.8% (Cost — $1,691,297,356)	1,957,142,433
	Liabilities in Excess of Other Assets — (7.8%)	(141,422,288)

	TOTAL NET ASSETS — 100.0%	$1,815,720,145

*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral the percentage of portfolio holdings would be 4.3%.
(c)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $1,697,503,845.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value
COMMON STOCKS — 98.5%
CONSUMER DISCRETIONARY — 6.9%

Diversified Consumer Services — 1.2%
130,012	Corinthian Colleges Inc.*	$1,827,969
51,900	New Oriental Education & Technology Group Inc.*	2,748,105

	Total Diversified Consumer Services	4,576,074

Hotels, Restaurants & Leisure — 2.2%
41,699	RARE Hospitality International Inc.*	1,574,971
37,500	Red Robin Gourmet Burgers Inc.*	1,442,625
208,058	Texas Roadhouse Inc., Class A Shares*	2,665,223
111,150	WMS Industries Inc.*	3,272,256

	Total Hotels, Restaurants & Leisure	8,955,075

Household Durables — 0.4%
54,100	Tempur-Pedic International Inc. (a)	1,563,490

Specialized Consumer Services — 0.6%
356,200	Stewart Enterprises Inc., Class A Shares	2,553,954

Specialty Retail — 0.4%
119,659	Bebe Stores Inc. (a)	1,669,243

Textiles, Apparel & Luxury Goods — 2.1%
71,400	Aeropostale Inc.*	1,477,980
142,000	Iconix Brand Group Inc.*	2,943,660
28,500	Lululemon Athletica Inc. (a)*	970,995
42,600	Oxford Industries Inc.	1,542,972
97,000	True Religion Apparel Inc. (a)*	1,627,660

	Total Textiles, Apparel & Luxury Goods	8,563,267

	TOTAL CONSUMER DISCRETIONARY	27,881,103

CONSUMER STAPLES — 1.5%

Food Products — 0.6%
191,500	SunOpta Inc.*	2,483,755

Personal Products — 0.9%
152,500	Bare Escentuals Inc.*	3,751,500

	TOTAL CONSUMER STAPLES	6,235,255

ENERGY — 9.7%

Oil, Gas & Consumable Fuels — 9.7%
66,430	Exterran Holdings Inc. (a)*	5,148,325
76,900	Foundation Coal Holdings Inc.	2,608,448
207,200	Key Energy Services Inc.*	3,066,560
23,000	NATCO Group Inc.*	1,148,620
94,800	Oil States International Inc.*	4,000,560
91,500	Parallel Petroleum Corp.*	1,618,635
138,000	Patterson UTI Energy Inc.	2,962,860
130,700	Pioneer Drilling Co.*	1,589,312
98,600	Precision Drilling Trust (a)	1,917,770
85,799	Quicksilver Resources Inc.*	3,427,670

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value

Oil, Gas & Consumable Fuels — 9.7% (continued)
227,700	Superior Energy Services Inc.*	$8,839,314
81,000	T-3 Energy Services Inc.*	2,505,330

	Total Oil, Gas & Consumable Fuels	38,833,404

	TOTAL ENERGY	38,833,404

FINANCIALS — 3.1%

Commercial Banks — 1.9%
65,181	East-West Bancorp	2,333,480
90,900	Signature Bank*	3,141,504
143,200	UCBH Holdings Inc.	2,379,984

	Total Commercial Banks	7,854,968

Diversified Financial Services — 0.7%
57,500	FCStone Group Inc.*	2,687,550

Real Estate Investment Trusts (REITs) — 0.5%
102,600	DiamondrRock Hospitality Co.	1,841,670

	TOTAL FINANCIALS	12,384,188

HEALTH CARE — 27.9%

Biotechnology — 7.7%
122,100	Alexion Pharmaceuticals Inc.*	7,383,387
33,889	Cephalon Inc.*	2,543,369
84,800	Cubist Pharmaceuticals Inc.*	1,940,224
266,100	Human Genome Sciences Inc. (a)*	2,450,781
100,300	Illumina Inc. (a)*	4,843,487
102,700	InterMune Inc. (a)*	2,030,379
110,000	Keryx Biopharmaceuticals Inc.*	1,106,600
120,400	Nektar Therapeutics (a)*	994,504
128,700	TomoTherapy Inc.*	3,072,069
146,700	Vanda Pharmaceuticals Inc. (a)*	2,190,231
64,400	Vertex Pharmaceuticals Inc.*	2,509,024

	Total Biotechnology	31,064,055

Health Care Equipment & Supplies — 10.0%
103,000	Align Technology Inc.*	2,341,190
161,600	American Medical Systems Holdings Inc. (a)*	2,973,440
101,000	Cutera Inc.*	2,249,270
165,400	ev3 Inc. (a)*	2,532,274
38,000	Greatbatch Inc.*	1,140,000
104,188	Immucor Inc.*	3,474,670
85,200	Masimo Corp.*	1,789,200
94,800	Palomar Medical Technologies Inc. (a)*	2,986,200
147,300	PerkinElmer Inc.	4,037,493
156,378	PolyMedica Corp. (a)	8,095,689
279,000	Spectranetics Corp. (a)*	4,109,670
73,700	Varian Inc.*	4,423,474

	Total Health Care Equipment & Supplies	40,152,570

Health Care Providers & Services — 2.1%
76,900	Gentiva Health Services Inc.*	1,594,906
52,700	Manor Care Inc.	3,367,003
236,100	Sun Healthcare Group Inc.*	3,510,807

	Total Health Care Providers & Services	8,472,716

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value

Life Sciences Tools & Services — 0.9%
48,700	Dionex Corp.*	$3,527,341

Pharmaceuticals — 7.2%
230,200	Adolor Corp.*	860,948
153,000	Array Biopharma Inc.*	1,736,550
276,700	Medicines Co.*	4,620,890
96,900	Medicis Pharmaceutical Corp., Class A Shares	2,959,326
369,800	MGI Pharma Inc.*	8,716,186
127,600	Nastech Pharmaceutical Co. Inc. (a)*	1,765,984
145,150	OSI Pharmaceuticals Inc.*	4,951,066
111,200	Santarus Inc. (a)*	275,776
121,650	Sciele Pharma Inc. (a)*	2,807,682

	Total Pharmaceuticals	28,694,408

	TOTAL HEALTH CARE	111,911,090

INDUSTRIALS — 14.1%

Aerospace & Defense — 2.6%
62,300	EDO Corp.	2,681,392
115,100	Hexcel Corp.*	2,508,029
42,800	Triumph Group Inc.	3,133,388
28,300	United Industrial Corp.	1,956,379

	Total Aerospace & Defense	10,279,188

Airlines — 0.7%
182,800	Airtran Holdings Inc.*	1,921,228
35,660	Allegiant Travel Co.*	1,034,140

	Total Airlines	2,955,368

Building Products — 1.6%
124,100	Apogee Enterprises Inc.	3,123,597
138,100	Interline Brands Inc.*	3,347,544

	Total Building Products	6,471,141

Commercial Services & Supplies — 3.5%
113,100	Geo Group Inc.*	3,366,987
55,900	Kendle International Inc.*	2,189,044
190,800	Knoll Inc.	3,627,108
142,800	Valueclick Inc.*	2,861,712
27,700	VistaPrint Ltd*	910,776
32,525	Waste Connections Inc.*	989,410

	Total Commercial Services & Supplies	13,945,037

Electrical Equipment — 1.5%
55,000	Acuity Brands Inc.	2,889,700
89,300	Energy Conversion Devices Inc. (a)*	2,313,763
179,100	Power-One Inc. (a)*	780,876

	Total Electrical Equipment	5,984,339

Machinery — 3.7%
67,747	Actuant Corp., Class A Shares	4,131,890
24,800	Bucyrus International Inc.	1,549,752
68,700	Gehl Co.*	1,633,686

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value

Machinery — 3.7% (continued)
118,725	RBC Bearings Inc.*	$4,214,737
90,500	Wabtec Corp.	3,391,035

	Total Machinery	14,921,100

Road & Rail — 0.5%
76,700	J.B. HuntTransport Services Inc.	2,206,659

	TOTAL INDUSTRIALS	56,762,832

INFORMATION TECHNOLOGY — 32.8%

Communication Equipment — 2.6%
257,200	Foundry Networks Inc.*	4,755,628
67,400	NICE Systems Ltd., ADR*	2,384,612
71,600	Riverbed Technology Inc.*	3,179,040

	Total Communication Equipment	10,319,280

Computers & Peripherals — 2.6%
194,900	Brocade Communications Systems Inc.*	1,364,300
67,100	Magma Design Automation Inc.*	921,954
40,600	Sigma Designs Inc. (a)*	1,717,786
106,900	Smart Modular Technologies (WWH) Inc.*	1,170,555
68,600	Synaptics Inc.*	2,970,380
164,300	Virtusa Corp.*	2,329,774

	Total Computers & Peripherals	10,474,749

Internet & Catalog Retail — 1.0%
74,500	Nutri/System Inc. (a)*	4,040,135

Internet Software & Services — 4.5%
221,800	Cybersource Corp. (a)*	2,703,742
63,700	j2 Global Communications Inc.*	2,165,800
117,400	Macrovision Corp*	2,785,902
579,100	Skillsoft PLC, ADR*	5,165,572
70,291	Sohu.com Inc. (a)*	2,303,436
137,700	Websense Inc. (a)*	2,832,489

	Total Internet Software & Services	17,956,941

IT Services — 1.4%
224,800	MPS Group Inc.*	3,093,248
387,700	Sapient Corp.*	2,496,788

	Total IT Services	5,590,036

Semiconductors & Semiconductor Equipment — 7.8%
245,400	AMIS Holdings Inc.*	2,544,798
176,100	Asyst Technologies Inc.*	1,033,707
98,300	ATMI Inc.*	2,964,728
78,800	FormFactor Inc.*	3,574,368
131,000	IXYS Corp. (a)*	1,336,200
125,200	Marvell Technology Group Ltd.*	2,074,564
94,100	Microsemi Corp.*	2,386,376
93,500	Netlogic Microsystems Inc. (a)*	2,742,355
423,700	PMC-Sierra Inc. (a)*	3,254,016
72,345	Power Integrations Inc.*	2,024,937
33,200	Standard Microsystems Corp.*	1,194,536
55,500	Tessera Technologies Inc.*	2,032,965
77,550	Varian Semiconductor Equipment Associates Inc.*	4,314,107

	Total Semiconductors & Semiconductor Equipment	31,477,657

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value

Software — 12.9%
50,200	Ansys Inc.*	$1,663,126
51,800	Blackboard Inc. (a)*	2,163,686
220,800	Concur Technologies Inc.*	5,913,024
73,600	Double-Take Software*	1,271,808
175,585	Informatica Corp.*	2,451,167
40,000	MICROS Systems Inc.*	2,413,600
123,251	Net 1 UEPS Technologies Inc. (a)*	3,045,532
464,100	Nuance Communications Inc. (a)*	8,725,080
261,500	Phase Forward Inc.*	4,665,160
202,100	Quest Software Inc.*	2,942,576
131,800	Smith Micro Software Inc. (a)*	2,173,382
118,200	Solera Holdings Inc.*	2,160,696
137,000	Synchronoss Technolgies Inc. (a)*	4,759,380
99,800	THQ Inc.*	2,873,242
49,857	Verint Systems Inc.*	1,228,975
164,600	Visual Sciences Inc.*	3,033,578
6,900	VMware Inc. (a)*	475,341

	Total Software	51,959,353

	TOTAL INFORMATION TECHNOLOGY	131,818,151

TELECOMMUNICATION SERVICES — 2.5%

Diversified Telecommunication Services — 2.5%
70,500	Atheros Communications Inc.*	2,108,655
63,000	Cbeyond Inc.*	2,448,180
397,900	FiberTower Corp. (a)*	1,496,104
150,400	MasTec Inc.*	2,222,912
137,300	PAETEC Holding Corp.*	1,637,989

	Total Diversified Telecommunication Services	9,913,840

	TOTAL TELECOMMUNICATION SERVICES	9,913,840

	TOTAL COMMON STOCKS (Cost — $302,343,822)	395,739,863

RIGHTS — 0.0%
HEALTH CARE — 0.0%

Pharmaceuticals — 0.0%
880	OSI Pharmaceuticals Inc. (Cost — $123) (b)*	1

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $302,343,945)	395,739,864

Face Amount
SHORT-TERM INVESTMENTS (c) — 19.3%
MONEY MARKET FUND — 18.0%
72,113,980	BBH Securities Lending Trust (d) (Cost — $72,113,980)	72,113,980

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Face Amount	Security	Value
TIME DEPOSITS — 1.3%
$3,183,050	Bank of America — London, 4.440% due 9/1/07	$3,183,050
2,089,101	Wells Fargo — Grand Cayman, 4.440% due 9/1/07	2,089,101

	TOTAL TIME DEPOSITS (Cost — $5,272,151)	5,272,151

	TOTAL SHORT-TERM INVESTMENTS (Cost — $77,386,131)	77,386,131

	TOTAL INVESTMENTS — 117.8% (Cost — $379,730,076#)	473,125,995
	Liabilities in Excess of Other Assets — (17.8%)	(71,590,172)

	TOTAL NET ASSETS — 100.0%	$401,535,823

*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Illiquid security.
(c)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral the percentage of portfolio holdings would be 1.3%.
(d)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $381,291,149.

Abbreviation used in this schedule:

ADR	—	American Depositary Receipt

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value
COMMON STOCKS — 96.0%
CONSUMER DISCRETIONARY — 15.7%

Auto Components — 3.4%
62,600	Arvinmeritor Inc. (a)	$1,092,370
991,707	Hayes Lemmerz Internationl Inc.*	4,512,267
230,800	Modine Manufacturing Co.	6,473,940

	Total Auto Components	12,078,577

Automobiles — 2.0%
528,500	Fleetwood Enterprises Inc. (a)*	4,925,620
49,600	Thor Industries Inc.	2,181,904

	Total Automobiles	7,107,524

Diversified Consumer Services — 0.5%
131,900	Service Corporation International	1,611,818

Hotels, Restaurants & Leisure — 0.9%
28,700	CEC Entertainment Inc.*	881,090
62,000	CKE Restaurants Inc. (a)	1,050,900
62,800	Ruby Tuesday Inc.	1,391,020

	Total Hotels, Restaurants & Leisure	3,323,010

Household Durables — 1.3%
32,900	American Greetings Corp., Class A Shares	813,946
37,900	Ethan Allen Interiors Inc. (a)	1,273,440
29,300	Lancaster Colony Corp.	1,191,631
24,800	MDC Holdings Inc.	1,103,352

	Total Household Durables	4,382,369

Internet & Catalog Retail — 0.2%
36,000	Insight Enterprises Inc.*	853,920

Leisure Equipment & Products — 1.3%
231,977	Arctic Cat Inc. (a)	3,922,731
29,000	Brunswick Corp.	729,350

	Total Leisure Equipment & Products	4,652,081

Media — 0.5%
32,600	Belo Corp.	562,024
20,500	Meredith Corp.	1,145,950

	Total Media	1,707,974

Multiline Retail — 0.5%
29,800	Dollar Tree Stores Inc.*	1,294,810
36,600	Tuesday Morning Corp. (a)	386,130

	Total Multiline Retail	1,680,940

Specialty Retail — 3.8%
62,000	Asbury Automotive Group Inc.	1,340,440
50,900	Borders Group Inc.	763,500
109,950	Cato Corp., Class A Shares	2,426,596
268,686	MarineMax Inc. (a)*	4,927,701
26,600	PETsMART Inc.	923,020

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Specialty Retail — 3.8% (continued)
37,200	Ross Stores Inc.	$1,035,276
56,475	Stage Stores Inc.	978,712
46,600	Zale Corp.*	1,047,102

	Total Specialty Retail	13,442,347

Textiles, Apparel & Luxury Goods — 1.3%
20,775	Brown Shoe Co. Inc.	474,501
47,600	Kellwood Co.	937,720
24,100	Men’s Wearhouse Inc.	1,221,388
24,100	Warnaco Group Inc.*	841,090
37,500	Wolverine World Wide Inc.	985,875

	Total Textiles, Apparel & Luxury Goods	4,460,574

	TOTAL CONSUMER DISCRETIONARY	55,301,134

CONSUMER STAPLES — 6.0%

Beverages — 1.6%
38,200	Constellation Brands Inc., Class A Shares*	923,676
416,800	Cott Corp. (a)*	4,705,672

	Total Beverages	5,629,348

Food & Staples Retailing — 0.7%
36,900	Ruddick Corp.	1,202,202
29,300	Weis Markets Inc.	1,259,314

	Total Food & Staples Retailing	2,461,516

Food Products — 2.9%
29,400	Corn Products International Inc.	1,328,880
94,900	Del Monte Foods Co.	1,000,246
27,700	J.M. Smucker Co.	1,523,777
35,700	Pilgrim’s Pride Corp.	1,449,063
177,620	Tootsie Roll Industries Inc. (a)	4,813,502

	Total Food Products	10,115,468

Household Products — 0.4%
41,200	WD-40 Co.	1,432,524

Tobacco — 0.4%
27,300	Universal Corp.	1,341,249

	TOTAL CONSUMER STAPLES	20,980,105

ENERGY — 7.2%

Energy Equipment & Services — 3.3%
104,300	Grey Wolf Inc.*	692,552
23,100	Holly Corp.	1,539,615
350,500	Input/Output Inc. (a)*	4,973,595
24,500	Lufkin Industries Inc.	1,393,315
17,800	Tidewater Inc.	1,165,010
26,000	W-H Energy Services*	1,652,560

	Total Energy Equipment & Services	11,416,647

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Oil, Gas & Consumable Fuels — 3.9%
22,900	Arch Coal Inc.	$675,321
45,400	Berry Petroleum Co., Class A Shares	1,547,232
43,900	Cabot Oil & Gas Corp.	1,463,626
35,900	Cimarex Energy Co.	1,285,579
29,300	Hercules Inc. (a)*	610,026
38,124	Hercules Offshore Inc.*	969,875
31,100	Newfield Exploration Co.*	1,352,539
42,400	Penn Virginia Corp.	1,692,184
40,900	St. Mary Land & Exploration Co.	1,364,015
28,400	Western Refining Inc. (a)	1,472,256
38,700	Whiting Petroleum Corp.*	1,438,092

	Total Oil, Gas & Consumable Fuels	13,870,745

	TOTAL ENERGY	25,287,392

FINANCIALS — 15.5%

Capital Markets — 0.4%
49,000	Boston Private Financial Holdings Inc. (a)	1,330,350

Commercial Banks — 6.2%
28,900	AMCORE Financial Inc.	773,942
52,200	BancorpSouth Inc.	1,304,478
60,200	Bank of Hawaii Corp.	3,094,882
79,500	Colonial BancGroup Inc.	1,686,990
25,700	Cullen/Frost Bankers Inc.	1,325,606
25,800	First Midwest Bancorp Inc.	884,682
14,800	FirstMerit Corp.	285,936
85,600	Fulton Financial Corp.	1,258,320
17,800	Independent Bank Corp., (Massachusetts)	524,210
24,800	NBT Bancorp Inc.	544,112
62,799	Old National Bancorp (a)	997,248
411,000	Oriental Financial Group Inc.	4,282,620
80,099	Provident Bankshares Corp.	2,475,059
52,550	Sterling Financial Corp. of Spokane	1,338,449
51,900	Susquehanna Bancshares Inc. (a)	1,020,354

	Total Commercial Banks	21,796,888

Consumer Finance — 0.3%
96,800	Advance America Cash Advance Centers Inc.	1,214,840

Diversified Financial Services — 0.2%
30,700	Whitney Holding Corp.	850,390

Insurance — 3.9%
112,700	American Equity Investment Life Holding Co.	1,150,667
33,450	Delphi Financial Group, Class A Shares	1,348,035
27,700	Harleysville Group Inc.	893,602
50,500	Infinity Property & Casualty Corp.	2,093,730
41,600	Platinum Underwriters Holdings Ltd.	1,442,688
27,400	Protective Life Corp.	1,145,320
22,300	RLI Corp.	1,341,345
63,300	Selective Insurance Group	1,335,630
27,200	StanCorp Financial Group Inc.	1,281,120

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Insurance — 3.9% (continued)
51,800	W.R. Berkley Corp.	$1,548,302

	Total Insurance	13,580,439

Real Estate Investment Trusts (REITs) — 3.8%
62,600	Ashford Hospitality Trust Inc.	682,966
53,464	Brandywine Realty Trust (a)	1,378,302
42,400	CBL & Associates Properties Inc.	1,397,504
33,700	Education Realty Trust Inc.	460,679
49,200	Equity One Inc. (a)	1,287,072
31,100	First Industrial Realty Trust Inc. (a)	1,268,258
40,500	Healthcare Realty Trust	1,011,285
31,100	Highwoods Properties Inc.	1,109,959
113,600	HRPT Properties Trust	1,111,008
39,900	Nationwide Health Properties Inc. (a)	1,107,225
28,130	Potlatch Corp.	1,266,975
42,600	Washington Real Estate Investment Trust (a)	1,395,150

	Total Real Estate Investment Trusts (REITs)	13,476,383

Thrifts & Mortgage Finance — 0.7%
52,200	BankUnited Financial Corp., Class A Shares	892,620
17,900	Triad Guaranty Inc. (a)*	299,467
50,150	Washington Federal Inc.	1,330,981

	Total Thrifts & Mortgage Finance	2,523,068

	TOTAL FINANCIALS	54,772,358

HEALTH CARE — 4.6%

Health Care Equipment & Supplies — 2.7%
42,200	Invacare Corp.	977,774
478,795	Merit Medical Systems Inc.*	5,870,027
44,700	STERIS Corp.	1,254,729
31,800	West Pharmaceutical Services Inc.	1,273,590

	Total Health Care Equipment & Supplies	9,376,120

Health Care Providers & Services — 1.9%
17,200	Amerigroup Corp.*	544,724
23,400	Community Health Systems Inc.*	812,682
69,100	Owens & Minor Inc.	2,757,090
29,800	Pediatrix Medical Group Inc.*	1,777,570
19,000	Universal Health Services Inc., Class B Shares	1,003,200

	Total Health Care Providers & Services	6,895,266

	TOTAL HEALTH CARE	16,271,386

INDUSTRIALS — 23.5%

Aerospace & Defense — 0.8%
24,800	Curtiss-Wright Corp.	1,130,880
31,100	DRS Technologies Inc.	1,632,128

	Total Aerospace & Defense	2,763,008

Airlines — 0.6%
84,400	SkyWest Inc.	2,120,972

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Building Products — 2.4%
28,800	Crane Co.	$1,289,952
19,700	Griffon Corp.*	308,502
35,100	Lennox International Inc.	1,262,547
35,600	Simpson Manufacturing Co. Inc. (a)	1,174,800
269,200	Trex Co. Inc. (a)*	3,615,356
20,400	Universal Forest Products Inc.	760,716

	Total Building Products	8,411,873

Commercial Services & Supplies — 5.1%
237,880	ACCO Brands Corp.*	5,392,740
27,000	Brink’s Co.	1,548,720
465,750	Calgon Carbon Corp. (a)*	6,217,762
38,300	Casella Waste Systems Inc., Class A Shares*	427,811
67,800	Ennis Inc.	1,474,650
55,167	Kelly Services Inc., Class A Shares	1,253,394
20,900	United Stationers Inc.*	1,233,518
15,300	YRC Worldwide Inc.*	471,393

	Total Commercial Services & Supplies	18,019,988

Electrical Equipment — 2.4%
21,300	Acuity Brands Inc.	1,119,102
285,212	EnerSys*	5,150,929
32,300	Insteel Industries Inc.	610,470
29,400	Regal-Beloit Corp.	1,484,994

	Total Electrical Equipment	8,365,495

Industrial Conglomerates — 0.7%
19,500	Teleflex Inc.	1,516,515
11,900	TriMas Corp.*	145,894
29,000	Walter Industries Inc.	733,120

	Total Industrial Conglomerates	2,395,529

Machinery — 6.3%
26,900	Actuant Corp., Class A Shares	1,640,631
31,900	Albany International Corp., Class A Shares	1,242,186
49,000	Barnes Group Inc.	1,541,540
198,800	Briggs & Stratton Corp. (a)	5,802,972
29,300	Gardner Denver Inc*	1,169,363
50,100	Harsco Corp.	2,788,064
20,800	Kennametal Inc.	1,677,728
20,300	Lincoln Electric Holdings Inc.	1,460,382
60,600	Mueller Industries Inc.	2,099,184
26,856	Mueller Water Products Inc., Class A Shares	294,073
26,900	Timken Co.	956,564
38,000	Wabtec Corp.	1,423,860

	Total Machinery	22,096,547

Marine — 1.7%
27,700	Alexander & Baldwin Inc.	1,437,907
30,200	Genco Shipping & Trading Ltd. (a)	1,694,220
37,500	Kirby Corp.*	1,435,500
800	Teekay Corp.	46,368

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Marine — 1.7% (continued)
20,000	Tsakos Energy Navigation Ltd.	$1,361,400

	Total Marine	5,975,395

Road & Rail — 2.2%
33,800	Arkansas Best Corp.	1,213,420
17,600	Saia Inc.*	330,704
332,200	Werner Enterprises Inc.	6,182,242

	Total Road & Rail	7,726,366

Trading Companies & Distributors — 0.7%
50,000	Applied Industrial Technologies Inc.	1,599,000
25,500	World Fuel Services Corp. (a)	983,025

	Total Trading Companies & Distributors	2,582,025

Transportation Infrastructure — 0.6%
27,400	Frontline Ltd. (a)	1,280,128
35,600	General Maritime Corp. (a)	920,616

	Total Transportation Infrastructure	2,200,744

	TOTAL INDUSTRIALS	82,657,943

INFORMATION TECHNOLOGY — 9.4%

Communication Equipment — 0.3%
18,200	CommScope Inc.*	1,030,120

Computers & Peripherals — 0.5%
77,900	Brocade Communications Systems Inc.*	545,300
63,600	Emulex Corp.*	1,242,744

	Total Computers & Peripherals	1,788,044

Electronic Equipment & Instruments — 2.1%
60,500	Bell Microproducts Inc.*	415,030
41,500	Checkpoint Systems Inc.*	1,155,775
11,600	Landauer Inc.	588,004
87,000	Technitrol Inc.	2,392,500
44,900	Tektronix Inc.	1,443,535
97,800	Vishay Intertechnology Inc.*	1,293,894

	Total Electronic Equipment & Instruments	7,288,738

IT Services — 3.0%
52,600	Acxiom Corp.	1,288,700
156,017	Forrester Research Inc.*	3,964,392
1,038,737	Lionbridge Technologies*	4,258,822
61,500	Sykes Enterprises Inc.*	1,014,135

	Total IT Services	10,526,049

Semiconductors & Semiconductor Equipment — 1.8%
118,800	Cirrus Logic Inc.*	809,028
252,193	Cohu Inc.	4,990,899
71,100	Entegris Inc.*	671,184

	Total Semiconductors & Semiconductor Equipment	6,471,111

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Software — 1.7%
51,700	BEA Systems Inc.*	$630,740
148,400	Compuware Corp.*	1,203,524
81,400	Parametric Technology Corp.*	1,433,454
38,000	QAD Inc.	309,320
50,000	Sybase Inc.*	1,152,500
48,500	Synopsys Inc.*	1,325,020

	Total Software	6,054,558

	TOTAL INFORMATION TECHNOLOGY	33,158,620

MATERIALS — 7.2%

Chemicals — 3.4%
37,200	Albemarle Corp.	1,505,484
19,700	Cytec Industries Inc.	1,308,080
16,000	FMC Corp.	1,440,000
26,700	Lubrizol Corp.	1,697,586
55,600	Methanex Corp.	1,253,780
64,400	RPM International Inc.	1,458,016
46,900	Sensient Technologies Corp.	1,270,521
33,400	Valspar Corp.	900,798
44,000	Westlake Chemical Corp. (a)	1,190,640

	Total Chemicals	12,024,905

Construction Materials — 0.6%
30,700	Quanex Corp.	1,329,617
11,400	Texas Industries Inc. (a)	840,408

	Total Construction Materials	2,170,025

Containers & Packaging — 0.7%
63,900	Crown Holdings Inc.*	1,534,878
304,800	Intertape Polymer Group Inc.*	932,688

	Total Containers & Packaging	2,467,566

Metals & Mining — 2.3%
37,600	Agnico-Eagle Mines Ltd.	1,671,320
21,600	Cleveland Cliffs Inc. (a)	1,647,432
51,600	Commercial Metals Co.	1,490,724
25,331	Gibraltar Industries Inc.	506,113
188,100	IAMGOLD Corp.	1,243,341
53,300	Royal Gold Inc. (a)	1,479,608

	Total Metals & Mining	8,038,538

Paper & Forest Products — 0.2%
49,700	Bowater, Inc. (a)	836,948

	TOTAL MATERIALS	25,537,982

TELECOMMUNICATION SERVICES — 2.3%

Diversified Telecommunication Services — 1.9%
28,700	FairPoint Communications Inc.	480,151
381,400	MasTec Inc.*	5,637,092
52,000	Premiere Global Services Inc.*	680,160

	Total Diversified Telecommunication Services	6,797,403

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Wireless Telecommunication Services — 0.4%
76,000	USA Mobility Inc.*	$1,402,200

	TOTAL TELECOMMUNICATION SERVICES	8,199,603

UTILITIES — 4.6%

Electric Utilities — 1.2%
48,700	Cleco Corp.	1,122,048
43,100	El Paso Electric Co.*	961,992
21,700	Otter Tail Corp. (a)	792,050
55,100	Westar Energy Inc.	1,338,379

	Total Electric Utilities	4,214,469

Gas Utilities — 2.6%
45,900	Atmos Energy Corp.	1,290,249
30,500	Energen Corp.	1,637,850
34,100	National Fuel Gas Co. (a)	1,511,994
67,300	Southwest Gas Corp.	1,952,373
52,000	UGI Corp.	1,328,600
39,500	WGL Holdings Inc.	1,299,155

	Total Gas Utilities	9,020,221

Independent Power Producers & Energy Traders — 0.2%
17,200	Black Hills Corp.	708,468

Multi-Utilities — 0.6%
38,600	PNM Resources Inc.	892,432
47,200	Vectren Corp.	1,288,560

	Total Multi-Utilities	2,180,992

	TOTAL UTILITIES	16,124,150

	TOTAL COMMON STOCKS (Cost — $284,074,552)	338,290,673

RIGHTS — 0.0%
MATERIALS — 0.0%

Containers & Packaging — 0.0%
304,800	Intertape Polymer Group Inc. (Cost — $0)*	0

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $284,074,552)	338,290,673

Face Amount
SHORT-TERM INVESTMENTS (c) — 20.8%
COMMERCIAL PAPER — 0.9%
$3,090,000	Natixis, Discount Note, 5.268% due 9/4/07 (Cost — $3,088,192) (b)	3,088,192

MONEY MARKET FUND — 17.0%
59,936,454	BBH Securities Lending Trust (d) (Cost — $59,936,454)	59,936,454

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Face Amount	Security	Value
TIME DEPOSITS — 2.9%
$1,259,053	BBH — Grand Cayman, 4.440% due 9/1/07	$1,259,053
9,212,967	Wells Fargo — Grand Cayman, 4.440% due 9/1/07	9,212,967

	TOTAL TIME DEPOSITS (Cost — $10,472,020)	10,472,020

	TOTAL SHORT-TERM INVESTMENTS (Cost — $73,496,666)	73,496,666

	TOTAL INVESTMENTS — 116.8% (Cost — $357,571,218#)	411,787,339
	Liabilities in Excess of Other Assets — (16.8%)	(59,345,772)

	TOTAL NET ASSETS — 100.0%	$352,441,567

*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Rate shown represents yield-to-maturity.
(c)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 3.8%.
(d)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $358,099,937.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
COMMON STOCKS — 94.7%

Australia — 1.6%
210,790	BHP Billiton Ltd., ADR (a)	$13,311,388
110,100	Macquarie Bank Ltd. (a)	6,622,558
191,700	Woodside Petroleum Ltd.	7,088,944

	Total Australia	27,022,890

Belgium — 0.3%
51,000	Mobistar SA	4,150,164

Brazil — 2.5%
168,535	Banco Itau Holding Financeira SA, ADR	7,336,329
253,480	Cia Vale do Rio Doce, ADR	12,504,168
339,030	Petroleo Brasileiro SA	20,965,615

	Total Brazil	40,806,112

Canada — 6.1%
181,500	Agrium Inc.	8,265,510
94,000	Barrick Gold Corp.	3,056,880
1,210,500	Bombardier Inc.*	7,105,756
352,420	Brookfield Asset Management Inc.	11,936,465
213,010	Canadian National Railway Co. (a)	11,214,977
197,890	Gildan Activewear Inc.*	6,413,615
213,040	Nortel Networks Corp. (a)*	3,721,809
153,420	Research in Motion Ltd.*	13,103,602
83,380	Ritchie Brothers Auctioneers Inc.	5,387,182
261,480	Roger Communications, Inc. (a)	11,839,814
147,190	Suncor Energy Inc.	13,157,314
362,700	Talisman Energy Inc. (a)	6,222,424

	Total Canada	101,425,348

Denmark — 0.5%
306,600	H. Lundbeck A/S	7,227,345

Finland — 0.7%
193,600	Nokia Oyj	6,384,232
219,300	UPM Oyj	4,984,197

	Total Finland	11,368,429

France — 10.4%
46,318	Air France-KLM	1,924,071
254,800	Alcatel SA	2,802,054
120,000	Alcatel SA, ADR	1,314,000
296,600	AXA	11,934,256
302,170	AXA, ADR	12,144,212
90,280	BNP Paribas	9,563,221
65,900	Casino Guichard Perrachon SA	6,752,079
78,000	Cie de Saint-Gobain	8,516,440
47,400	Compagnie General des Etablissements Michelin, Class B Shares	6,027,158
198,800	France Telecom SA	6,025,563
457,810	L ‘ Oreal SA, ADR	10,732,211
45,600	Lafarge SA	7,112,748
215,700	Sanofi-Aventis	17,678,766
48,400	Societe BIC SA	3,679,992

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value

France — 10.4% (continued)
88,700	Technip SA	$7,110,528
283,152	Total SA	21,296,545
314,500	Valeo	15,331,917
197,220	Veolia Environment, ADR	15,176,079
149,200	Vivendi Universal SA	6,120,490

	Total France	171,242,330

Germany — 9.7%
59,100	Allianz AG	12,692,643
79,007	BASF AG	10,474,769
291,400	Bayerishe Motoren Werke AG	17,817,532
76,300	Continental AG	9,934,933
23,800	Deutsche Boerse AG	2,632,127
140,400	Deutsche Telekom AG	2,613,488
53,800	E.ON AG	9,043,392
190,000	Hannover Rueckversicherung AG	8,852,573
167,500	Heidelberger Druckmaschinen AG	7,620,085
186,600	Henkel KGaA	9,631,968
421,500	Infineon Technologies AG*	6,581,636
59,800	Linde AG	7,030,694
275,200	MLP AG (a)	4,402,780
60,600	MTU Aero Engines Holding AG	3,871,622
283,876	Rhoen-Klinikum AG	8,763,405
36,200	RWE AG	4,078,070
129,100	Siemens AG	16,247,476
111,400	Siemens AG, ADR (a)	13,958,420
184,600	Symrise AG*	4,799,210

	Total Germany	161,046,823

Greece — 1.1%
728,410	National Bank of Greece SA, ADR (a)	8,740,920
315,000	Public Power Corp.	9,890,185

	Total Greece	18,631,105

Hong Kong — 1.6%
1,045,000	Cheung Kong Holdings, Ltd.	15,415,981
956,000	Hutchison Whampoa Ltd.	9,523,506
1,628,000	Techtronic Industries Co., Ltd.	1,852,996

	Total Hong Kong	26,792,483

Ireland — 3.9%
389,000	Allied Irish Banks PLC	9,960,460
224,570	Allied Irish Banks PLC, ADR	11,536,161
16,700	Bank of Ireland	311,026
466,900	Bank of Ireland (LN)	8,656,453
238,100	CRH PLC	10,258,696
106,600	Irish Life & Permanent PLC	2,657,430
520,980	Ryanair Holdings PLC, ADR (a)*	21,761,335

	Total Ireland	65,141,561

Israel — 0.9%
358,400	Teva Pharmaceutical Industries Ltd., ADR	15,411,200

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value

Italy — 1.1%
205,295	Eni SpA	$7,090,531
899,400	Mediaset SpA	9,561,967
666,900	Telecom Italia	1,898,490

	Total Italy	18,550,988

Japan — 15.2%
109,900	Asatsu-DK Inc.	3,681,992
80,800	Canon Inc.	4,620,297
260,810	Canon Inc., ADR	14,897,467
791	Central Japan Railway Co.	8,913,762
122,000	Daito Trust Construction Co., Ltd.	5,792,277
124,000	Fujitsu Ltd.	848,049
52,800	Funai Electric Co., Ltd.	2,327,798
215,000	Hoya Corp.	7,469,538
503,000	Kajima Corp. (a)	2,095,956
155,300	Konami Corp.	3,915,160
460,000	Kuraray Co., Ltd.	6,049,594
195,500	Millea Holdings Inc.	7,561,392
309,000	Mitsubishi Corp.	8,813,062
551,000	Mitsubishi Gas Chemical Co., Inc.	4,653,767
375	Mitsubishi UFJ Financial Group Inc.	3,603,968
298,900	Mitsubishi UFJ Financial Group Inc., ADR	2,869,440
410,000	Mitsubishi UFJ Securities Co.	3,978,783
1,140	Mizuho Financial Group Inc.	7,172,288
2,107,000	Mizuho Investors Securities Co., Ltd. (a)	3,802,088
40,000	Nintendo Co., Ltd.	18,580,603
2,950	Nippon Telegraph & Telephone Corp.	13,709,944
998,400	Nipponkoa Insurance Co., Ltd.	9,296,794
322,200	Nitto Denko Corp.	15,020,431
343,000	Onward Kashiyama Co., Ltd.	4,084,396
40,700	ORIX Corp.	8,729,279
445,000	Ricoh Co., Ltd.	9,853,881
89,000	Secom Co., Ltd.	4,321,116
55,000	SMC Corp.	7,322,621
230,900	Sony Corp.	11,051,523
1,201,000	Sumitomo Chemical Co., Ltd.	8,979,015
122,300	Takeda Pharmaceutical Co., Ltd.	8,418,928
833,000	Tokyu Corp.	5,199,297
169,300	Toyota Motor Corp.	9,816,255
124,290	Toyota Motor Corp., ADR	14,377,867

	Total Japan	251,828,628

Mexico — 1.7%
162,310	America Movil SAB de CV	9,813,263
111,030	Desarrolladora Homex SA de CV, ADR*	6,117,753
160,090	Grupo Aeroportuario del Pacifico SA de CV, ADR	8,079,742
649,300	Grupo Modelo SAB de CV	3,157,270

	Total Mexico	27,168,028

Netherlands — 6.9%
808,160	Aegon NV	14,797,058
205,300	Akzo Nobel NV	16,206,533
119,600	European Aero Defense	3,564,690

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value

Netherlands — 6.9% (continued)
249,400	ING Groep NV	$10,067,005
218,300	Koninklijke Philips Electronics NV	8,635,844
64,100	Koninklijke Philips Electronics NV, ADR	2,535,155
611,680	QIAGEN NV*	10,410,794
435,600	Reed Elsevier NV	7,876,749
312,200	Royal Dutch Shell PLC, Class A Shares	12,121,436
91,500	Royal Dutch Shell PLC, Class A Shares, ADR	7,077,525
113,300	Tele Atlas NV*	3,154,913
170,915	TNT NV	7,240,006
486,800	Vedior NV, CVA	11,089,320

	Total Netherlands	114,777,028

Norway — 1.3%
257,000	Norsk Hydro ASA	9,499,617
594,100	Telenor ASA*	10,976,572
46,900	Yara International ASA	1,249,584

	Total Norway	21,725,773

Panama — 0.3%
108,950	Copa Holdings SA	5,280,807

Singapore — 0.4%
2,962,150	Singapore Telecommunication Ltd.	7,094,473

South Africa — 0.4%
11,774	Mondi Ltd.*	112,790
277,938	Naspers Ltd. (a)	6,781,687

	Total South Africa	6,894,477

South Korea — 0.5%
14,000	Samsung Electronics Co., Ltd.	8,867,391

Spain — 0.7%
606,000	Banco Santander Central Hispano SA	11,101,091

Sweden — 2.2%
300,900	Assa Abloy AB	6,244,836
342,860	Ericsson (LM) Telephone, ADR	12,757,821
383,400	Nordea Bank AB	5,866,479
3,104,000	Telefonaktiebolaget LM Ericsson, Class B Shares	11,589,117

	Total Sweden	36,458,253

Switzerland — 5.3%
603,900	ABB Ltd., ADR	14,892,174
408,500	Clariant AG*	5,460,774
102,100	Compagnie Financiere Richemont SA	6,343,534
69,300	Lonza Group, Registered Shares	6,807,464
26,000	Nestle SA	11,372,863
124,900	Novartis AG, ADR	6,575,985
178,320	Roche Holding AG, ADR	15,495,812
233,240	UBS AG	12,184,458
30,700	Zurich Financial Services AG	8,816,984

	Total Switzerland	87,950,048

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value

Taiwan — 2.3%
434,836	Advanced Semiconductor Engineering Inc., ADR (a)	$2,174,180
1,616,690	Himax Technologies Inc., ADR*	7,097,269
913,917	Novatek Microelectronics	3,700,562
137,778	Silicon Motion Technology Corp., ADR (a)*	2,976,005
480,052	Siliconware Precision Industries, ADR (a)	5,179,756
1,101,070	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	10,922,614
1,514,637	United Microelectronics Corp., ADR (a)	4,998,302

	Total Taiwan	37,048,688

Thailand — 0.4%
1,674,900	Bangkok Bank Public Co. Ltd., NVDR	6,136,479

United Kingdom — 16.7%
236,054	Admiral Group PLC	4,027,529
170,100	Amdocs Ltd.*	6,004,530
107,144	Anglo American PLC	6,168,571
165,400	AstraZeneca PLC	8,165,372
616,700	Aviva PLC	8,828,118
611,633	Barclays PLC	7,578,555
212,790	BG Group PLC, ADR (a)	16,976,386
1,435,300	BP PLC	16,105,576
863,133	Brit Insurance Holdings PLC	6,163,002
915,900	British Sky Broadcasting Group PLC	12,489,180
197,450	British Sky Broadcastng Group PLC, ADR	10,834,082
641,000	Cattles PLC	4,728,148
595,650	Diageo PLC	12,715,164
413,000	Emap PLC	7,557,011
788,625	GlaxoSmithKline PLC	20,586,893
530,895	HSBC Holdings PLC	9,562,613
993,028	International Power PLC	8,114,885
829,100	Johnston Press PLC	6,456,204
29,435	Mondi PLC*	290,582
262,000	Northern Rock PLC	3,901,621
776,300	Prudential PLC	11,032,989
753,300	Rexam PLC	7,950,764
152,200	Rio Tinto PLC	10,493,303
1,529,300	Royal Bank of Scotland Group PLC	17,758,439
2,734,481	Signet Group PLC	5,224,136
516,000	Taylor Wimpey PLC	3,617,336
1,583,370	Tesco PLC	13,636,925
152,100	Travis Perkins PLC	5,487,306
491,300	Trinity Mirror PLC	4,661,298
5,991,931	Vodafone Group PLC	19,386,508

	Total United Kingdom	276,503,026

	TOTAL COMMON STOCKS (Cost — $1,221,361,741)	1,567,650,968

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,221,361,741)	1,567,650,968

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Face Amount		Security	Value
SHORT-TERM INVESTMENTS (b) — 8.9%
MONEY MARKET FUND — 4.4%
73,164,904		BBH Securities Lending Trust (c) (Cost — $73,164,904)	$73,164,904

TIME DEPOSITS — 4.5%
$ 293,237	GBP	Bank of America — London, 4.440% due 9/1/07	591,386
		BBH — Grand Cayman:
1,737,350	JPY	0.010% due 9/1/07	14,997
36,800	CHF	1.577% due 9/1/07	30,484
23,301	SEK	2.550% due 9/1/07	3,386
1,305	HKD	3.750% due 9/1/07	167
53,142,063		4.440% due 9/1/07	53,142,063
36,002	GBP	5.275% due 9/1/07	17,852
176,589	JPY	JP Morgan Chase & Co. — London, 0.010% due 9/1/07	240,902
19,659,932		Wells Fargo — Grand Cayman, 4.440% due 9/1/07	19,659,932

		TOTAL TIME DEPOSITS (Cost — $73,701,169)	73,701,169

		TOTAL SHORT-TERM INVESTMENTS (Cost — $146,866,073)	146,866,073

		TOTAL INVESTMENTS — 103.6% (Cost — $1,368,227,814#)	1,714,517,041
		Liabilities in Excess of Other Assets — (3.6%)	(59,813,048)

		TOTAL NET ASSETS — 100.0%	$1,654,703,993

*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 4.5%.
(c)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $1,371,182,731.

Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
NVDR	—	Non-Voting Depositary Receipt

Summary of Investments by Sector*
Financials	21.7%
Consumer Discretionary	13.7
Industrials	13.4
Energy	8.4
Information Technology	8.4
Materials	8.4
Health Care	6.9
Telecommunication Services	5.9
Utilities	2.7
Consumer Staples	1.9
Short-Term Investments	8.6

100.0%

* As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value
COMMON STOCKS — 92.3%

Argentina — 0.5%
39,693	Banco Macro Bansud SA, ADR	$1,083,222
26,043	Banco Patagonia SA*	569,116
17,400	Empresa Distribuidora Y Comercializadora Norte, ADR*	382,974
37,350	Pampa Holding SA, GDR (a)*	760,132

	Total Argentina	2,795,444

Bermuda — 0.5%
26,874	Credicorp Ltd.	1,648,720
31,877	Dufry South America Ltd.*	837,547

	Total Bermuda	2,486,267

Brazil — 11.9%
61,656	Acucar Guarani SA*	344,674
129,280	Agra Empreendimentos Imobiliarios SA*	932,955
34,600	All America Latina Logistica SA	399,156
21,197	American Banknote SA	215,450
41,318	Anhanguera Educacional Participacoes SA*	619,445
93,837	Banco Cruzeiro do Sul SA*	626,152
63,004	Banco Daycoval SA*	541,123
130,300	Banco do Brasil SA	1,867,388
28,721	Banco do Estado do Rio Grande do Sul*	480,070
97,183	Banco Sofisa SA*	716,142
100,090	Cia Vale do Rio Doce	4,933,033
176,870	Cia Vale do Rio Doce, ADR	8,724,997
9,325	CSU Cardsystem SA*	37,912
39,500	EDP — Energias do Brasil SA	622,300
46,645	Equatorial Energia SA*	424,563
42,000	Estacio Participacoes SA*	482,391
109,632	Ez Tec Empreendimentos e Participacoes SA*	567,744
54,301	Fertilizantes Heringer SA*	659,549
116,966	General Shopping Brasil SA*	832,202
45,946	Gerdau SA, ADR (b)	1,104,542
29,677	GVT Holding SA*	571,611
64,069	Inpar SA*	599,110
53,080	Klabin Segall SA*	499,050
6,047	Kroton Educacional SA*	121,389
70,046	Log-in Logistica Intermodal SA*	469,892
86,980	Lojas Renner SA	1,495,418
37,990	LPS Brasil Consultoria de Imoveis SA*	487,497
147,000	Marfrig Frigorificos e Comercio de Alimentos SA*	1,494,130
43,699	Medial Saude SA*	587,406
4,198	MMX Mineracao e Metalicos SA*	1,132,865
20,074	MRV Engenharia e Participacoes SA*	326,456
37,500	Multiplan Empreendimentos Imobiliarios SA*	452,051
17,927	OAO TMK, GDR	605,857
15,103	Odontoprev SA	418,312
156,635	PDG Realty SA Empreendimentos e Participacoes*	2,013,958
51,134	Petroleo Brasileiro SA	3,162,127
272,706	Petroleo Brasileiro SA, Preferred Shares, ADR (b)	14,516,140
62,000	Redecard SA*	945,266
22,123	Rodobens Negocios Imobillarios SA*	221,489
81,900	Rossi Residencial SA	1,831,377

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Brazil — 11.9% (continued)
8,750	Santos-Brasil SA*	$122,287
68,715	Tecnisa SA*	373,660
18,855	Tele Norte Leste Participacoes SA (c)	641,915
60,700	Tractebel Energia SA	691,000
242,630	Unibanco — Uniao de Bancos Brasileiros SA	2,712,741
20,600	Usinas Siderurgicas de Minas Gerais SA (c)	1,381,918

	Total Brazil	63,006,710

China — 8.5%
166,000	Aluminum Corporation of China Ltd., Class H Shares	452,242
360,000	Angang Steel Co., Ltd.	1,217,080
90,830	Anhui Expressway Co., Ltd.	77,880
787,000	Bank of China Ltd.*	409,090
456,000	China Coal Energy Co., Class H Shares*	917,277
722,000	China Communications Construction Co., Ltd., Class H Shares*	1,583,533
6,174,000	China Construction Bank Corp.	5,187,650
1,250,000	China Life Insurance Co., Ltd.	6,086,121
261,500	China Merchants Bank Co., Ltd., Class H Shares	994,632
2,192,000	China Petroleum & Chemical Corp., Class H Shares	2,413,999
934,570	China Shenhua Energy Co., Ltd., Class H Shares	4,068,231
948,600	China Shipping Container Lines Co., Ltd., Class H Shares	738,173
452,000	China Shipping Development Co., Ltd.	1,395,060
658,000	China Telecom Corp., Ltd.	381,316
356,800	Guangzhou R&F Properties Co., Ltd., Class H Shares	1,467,964
406,000	Harbin Power Equipment Co., Ltd.	892,711
5,807,000	Industrials & Commercial Bank of China*	3,846,864
393,000	Jiangxi Copper Co., Ltd., Class H Shares	918,984
12,040	Petrochina Co., Ltd., ADR	1,737,733
3,166,500	PetroChina Co., Ltd., Class H shares	4,574,080
223,500	Ping An Insurance Group Co. of China Ltd.	2,339,138
93,521	Shenzhen Chiwan Wharf Holdings Ltd., Class B Shares	241,066
760,000	Sinopec Shanghai Petrochemical Co., Ltd.	524,308
87,000	Tencent Holdings Ltd.	455,383
262,000	Xinao Gas Holdings Ltd.	432,902
324,960	Yangzijiang Shipbuilding Holdings Ltd.*	394,961
41,300	Yingli Green Energy Holding Co. Ltd., ADR (b)*	662,865
622,500	Zijin Mining Group Co., Ltd., Class H Shares	559,224
23,200	ZTE Corp.	114,908

	Total China	45,085,375

Colombia — 0.4%
60,180	BanColombia SA, ADR	1,972,700

Cyprus — 0.2%
87,583	Mirland Development Corp., PLC*	917,351

Egypt — 0.9%
121,631	Egyptian Financial Group-Hermes Holding	925,254
24,746	El Sewedy Cables Holding Co.*	346,704
37,657	Orascom Hotels & Development*	400,451
29,191	Orascom Telecom Holding SAE	335,487
10,200	Orascom Telecom Holding SAE, GDR (a)(e)	588,540
681,382	Telecom Egypt	2,030,964

	Total Egypt	4,627,400

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Hong Kong — 5.5%
1,267,900	Agile Property Holdings Ltd.	$2,303,422
96,000	Beijing Enterprises Holdings, Ltd.	419,940
188,000	China Everbright Ltd.*	598,292
336,000	China Mengniu Dairy Co., Ltd.	1,278,018
807,500	China Mobile Ltd.	10,956,133
76,819	China Mobile Ltd., ADR	5,207,560
766,000	China Overseas Land & Investment Ltd.	1,603,879
102,000	China Resources Enterprise	417,779
356,000	China Resources Power Holdings Co.	1,022,773
2,999,000	CNOOC Ltd.	3,682,005
562,000	Guangdong Investment, Ltd.	354,344
211,000	Nine Dragons Paper Holdings Ltd.	641,163
66,400	Parkson Retail Group Ltd.	532,079
488,000	Shenzhen Investment Ltd.	407,385

	Total Hong Kong	29,424,772

Hungary — 1.2%
61,544	Magyar Telekom Telecommunications PLC	309,113
15,446	MOL Hungarian Oil and Gas Nyrt	2,216,442
69,335	OTP Bank Nyrt	3,520,441
1,857	Richter Gedeon Nyrt	367,966

	Total Hungary	6,413,962

India — 2.5%
25,756	ICICI Bank Ltd., ADR	1,144,854
81,017	Infosys Technologies Ltd., ADR	3,865,321
13,907	Larsen & Toubro Ltd., ADR (a)(e)	878,753
50,107	Ranbaxy Laboratories Ltd., GDR (a)(e)	479,494
116,755	Reliance Communications Ltd., GDR (a)(e)*	1,553,309
850	Reliance Industries Ltd., GDR, London Shares (a)	81,175
32,469	Reliance Industries Ltd., GDR, Luxemburg Shares (a)(e)	3,100,789
43,518	Satyam Computer Services Ltd., ADR	1,108,839
11,970	State Bank of India Ltd., GDR	1,098,846

	Total India	13,311,380

Indonesia — 1.5%
3,802,500	PT Aneka Tambang Tbk	912,882
792,675	PT Astra International Tbk	1,512,122
511,500	PT Bank Central Asia Tbk	327,247
845,000	PT Bank Mandiri Persero Tbk	293,779
1,366,000	PT Bank Rakyat Indonesia	910,600
2,748,500	PT Berlian Laju Tanker Tbk	455,684
1,405,000	PT Berlian Laju Tanker Tbk, Singapore Shares*	220,624
2,568,496	PT Telekomunikasi Indonesia Tbk	2,976,164
537,500	PT United Tractors Tbk	466,337

	Total Indonesia	8,075,439

Ireland — 0.1%
66,052	Dragon Oil PLC*	305,608

Israel — 0.9%
6,373	Elbit Systems Ltd.	285,213
287,880	Israel Chemicals Ltd.	2,260,440

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Israel — 0.9% (continued)
48,335	Makhteshim-Agan Industries Ltd.*	$371,381
20,736	Ormat Industries, Ltd.	276,696
39,662	Teva Pharmaceutical Industries Ltd., ADR	1,705,466

	Total Israel	4,899,196

Kazakhstan — 0.0%
9,512	Kazkommertsbank (a)(e)*	149,814
5,088	Kazkommertsbank, Registered, Class S*	80,345

	Total Kazakhstan	230,159

Luxembourg — 0.4%
47,900	Tenaris SA, ADR	2,247,947

Malaysia — 1.7%
1,617,500	AMMB Holdings Bhd*	1,994,416
726,600	Bumiputra-Commerce Holdings Bhd	2,274,306
48,900	Digi.Com Bhd	284,865
227,100	Genting Bhd	476,108
782,000	IJM Corp BHD	1,634,782
337,250	IOI Corp Bhd (d)	481,579
62,100	Kuala Lumpur Kepong Bhd	194,877
150,600	Malayan Banking Bhd	505,525
74,800	MISC Bhd	193,096
326,890	Resorts World Bhd	355,038
208,000	Samling Global Ltd.*	73,141
114,000	Telekom Malaysia Bhd	318,292
77,500	Tenaga Nasional Bhd	224,001

	Total Malaysia	9,010,026

Mexico — 5.5%
190,646	America Movil SAB de CV	11,526,457
75,100	Banco Compartamos SA de CV*	389,343
119,689	Cemex SAB de CV, ADR (b)*	3,864,758
455,300	Controladora Comercial Mexicana SAB de CV	1,266,871
423,930	Corporacion GEO SA de CV*	2,205,477
26,800	Fomento Economico Mexicano SAB de CV, ADR	933,712
12,550	Grupo Aeroportuario del Pacifico SA de CV, ADR	633,398
115,400	Grupo FAMSA SA, Series A*	517,630
514,158	Grupo Financiero Banorte SA de CV, Series O Shares	2,097,035
254,141	Grupo Mexico SAB de CV, Series B Shares	1,603,173
188,100	Grupo Televisa SA	988,470
46,716	Grupo Televisa SA, ADR	1,217,419
32,448	Telefonos de Mexico SA de CV, Series L Shares, ADR	1,146,712
124,897	Wal-Mart de Mexico SA de CV	444,312
16,642	Wal-Mart de Mexico SA de CV, Series V Shares, ADR (b)	591,676

	Total Mexico	29,426,443

Netherlands — 0.1%
8,500	X 5 Retail Group NV, GDR (a)*	284,750

Nigeria — 0.1%
44,235	Guaranty Trust Bank, GDR (a)*	481,277

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Pakistan — 0.9%
123,625	Engro Chemical Pakistan Ltd.	$461,960
197,555	MCB Bank Ltd.	1,013,601
203,826	National Bank of Pakistan	771,906
249,000	Nishat Mills Ltd.	398,613
300,300	Oil & Gas Development Co., Ltd.	523,692
117,000	Pakistan State Oil Co., Ltd.	634,083
960,500	Pakistan Telecommunication Co., Ltd.	770,316

	Total Pakistan	4,574,171

Peru — 0.3%
34,700	Cia de Minas Buenaventura SA, ADR	1,326,581

Philippines — 1.4%
74,398	Ayala Corp.	801,973
4,144,800	Ayala Land Inc.	1,294,124
1,823,000	Filinvest Land Inc.*	62,424
20,952,840	Megaworld Corp.	1,584,865
36,281	Philippine Long Distance Telephone Co., ADR (b)	2,130,783
192,169	SM Investments Corp.	1,537,866

	Total Philippines	7,412,035

Poland — 0.8%
673	Bank BPH	217,582
3,615	Bank Pekao SA	315,448
2,163	Bank Zachodni WBK SA	195,549
704	BRE Bank SA*	125,631
40,822	Getin Holding SA*	192,967
22,491	Globe Trade Centre SA*	338,943
2,055	Grupa Kety SA	157,667
10,549	KGHM Polska Miedz SA	436,063
191,200	Polish Oil & Gas Co.	356,188
28,948	Polski Koncern Naftowy Orlen SA*	593,065
41,559	Powszechna Kasa Oszczednosci Bank Polski SA	796,039
35,753	Telekomunikacja Polska SA	276,866
22,949	TVN SA	192,395

	Total Poland	4,194,403

Russia — 8.4%
848	AvtoVAZ	134,832
3,413	Chelyabinsk Zink Plant, GDR (a)(e)*	41,127
38,453	Comstar United Telesystems, GDR (a)(e)*	422,214
5,390	Kalina*	197,274
11,670	LUKOIL, ADR,	864,163
84,354	LUKOIL, ADR, London Shares	6,246,414
8,800	Mechel, ADR	383,064
16,644	MMC Norilsk Nickel, ADR (b)	3,706,619
56,887	Mobile Telesystems OJSC, ADR	3,763,644
1,471	Novolipetsk Steel, GDR	47,513
215,451	OAO Gazprom ADR	8,932,598
223,533	OAO Gazprom, ADR, London Shares (a)(e)	9,287,796
3,500	OAO TMK, GDR	134,750
13,500	Pharmstandard*	749,250
23	Priargunsky Plant*	16,054
1,406,382	Sberbank RF	5,386,443

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Russia — 8.4% (continued)
6,800	Sistema JSFC, GDR (a)(e)*	$207,327
13,157	Sistema-Hals, GDR (a)(e)*	153,279
12,199	Surgutneftegaz, ADR (b)	774,636
918,908	Unified Energy System*	1,153,230
58,620	Vimpel-Communications, ADR	1,430,328
26,400	VTB Bank OJSC, GDR (a)(e)*	247,896
3,990	Wimm-Bill-Dann Foods OJSC	316,806
1,465	Wimm-Bill-Dann Foods OJSC, ADR	149,957

	Total Russia	44,747,214

Singapore — 0.5%
804,810	Cosco Corp., Singapore Ltd.	2,655,533

South Africa — 6.3%
86,132	African Bank Investments, Ltd.	378,642
23,672	African Rainbow Minerals Ltd.*	388,041
26,965	Anglo Platinum Ltd.	3,592,654
107,167	Aveng Ltd.	790,957
50,899	Barloworld Ltd.	871,435
35,514	Bidvest Group Ltd.*	689,636
30,862	Exxaro Resources Ltd.	313,544
352,417	FirstRand Ltd.	1,149,363
76,371	Foschini Ltd.	617,818
33,587	Gold Fields Ltd.	513,427
109,437	Impala Platinum Holdings Ltd.	3,238,399
33,477	Kumba Iron Ore Ltd.	969,298
40,605	Massmart Holdings Ltd.	521,450
226,526	Metropolitan Holdings Ltd.	467,818
64,917	Mittal Steel South Africa Ltd.	1,119,474
280,969	MTN Group Ltd.	4,269,405
87,098	Murray & Roberts Holdings Ltd.	915,644
20,101	Naspers Ltd.	502,685
76,653	Pretoria Portland Cement Co., Ltd.	484,256
277,794	Sanlam Ltd.	835,969
131,458	Sasol Ltd.	5,303,973
246,459	Standard Bank Group Ltd.	3,593,103
37,683	Telkom South Africa Ltd.	927,318
14,091	Tiger Brands Ltd.	369,202
145,875	Truworths International Ltd.	667,276

	Total South Africa	33,490,787

South Korea — 15.6%
8,236	Daelim Industrials Co.	1,378,484
17,430	Dongbu Insurance Co., Ltd.	730,808
28,407	GS Engineering & Construction Corp.	4,492,974
16,014	Hana Financial Group Inc.	758,575
5,950	Hanjin Heavy Industries & Construction Co. Ltd.*	510,455
2,201	Hanjin Heavy Industries & Construction Holdings Co., Ltd. (d)	100,137
7,200	Hite Brewery Co., Ltd.	945,073
20,677	Hyundai Department Store Co., Ltd.	2,345,817
42,075	Hyundai Development Co.	3,773,382
5,968	Hyundai Heavy Industries	2,379,546
6,645	Hyundai Mipo Dockyard Co., Ltd.	1,986,835
6,350	Hyundai Mobis	685,509

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

South Korea — 15.6% (continued)
11,640	Hyundai Motor Co.	$863,579
9,810	Hyundai Steel Co.	787,970
8,890	Industrials Bank of Korea	194,674
93,616	Kookmin Bank	7,603,162
22,060	Kookmin Bank, ADR	1,796,787
49,001	Korea Investment Holdings Co., Ltd.	3,161,331
8,750	Korea Kumho Petrochemical, Co., Ltd.	688,375
1,316	Korea Zinc Co., Ltd.	264,843
11,767	Korean Air Lines Co., Ltd.	799,614
50,003	KT&G Corp.	3,805,500
10,108	LG Chem Ltd.	1,052,716
38,093	LG Electronics Inc.	2,928,612
7,860	LG Fashion Corp.*	236,339
4,900	LG Petrochemical Co., Ltd.	237,531
81,670	LG Philips LCD Co., Ltd. (b)*	1,744,471
9,270	LS Cable Ltd.	954,114
6,769	NHN Corp.*	1,308,792
8,820	POSCO	5,416,218
9,350	POSCO, ADR (b)	1,433,449
24,490	Pusan Bank	458,570
22,823	Samsung Electronics Co., Ltd.	14,455,748
3,664	Samsung Electronics Co., Ltd., Registered Shares, GDR (a)	1,163,320
5,320	Samsung Engineering Co., Ltd.	613,516
1,953	Samsung Fire & Marine Insurance Co., Ltd.	380,236
12,590	Samsung Techwin Co., Ltd.	913,963
73,003	Shinhan Financial Group Co., Ltd.	4,484,349
857	Shinsegae Co., Ltd.	567,051
5,300	SK Corp.	817,797
12,978	SK Energy Co., Ltd.*	1,777,429
4,769	SK Telecom Co., Ltd.	1,049,668
19,460	Woori Finance Holdings Co., Ltd.	443,448

	Total South Korea	82,490,767

Sri Lanka — 0.2%
4,878,280	Dialog Telekom Ltd.	971,124

Taiwan — 9.5%
85,260	Acer Inc.	150,334
367,200	Asia Cement Corp.	514,627
944,394	Asustek Computer Inc.	2,832,171
1,153,933	AU Optronics Corp.	1,687,861
153,394	Au Optronics Corp. (ADR) Spons. (b)	2,253,362
40,514	Catcher Technology Co., Ltd.*	325,896
13,300	Cathay Financial Holding Co., Reistered Shares, GDR	287,546
1,382,790	Cathay Financial Holding Co., Ltd.	3,075,881
1	China Development Financial Holding Corp. (e)	0
908,122	China Steel Corp.	1,231,390
214,688	Chinatrust Financial Holding Co., Ltd.*	161,142
341,176	Chunghwa Telecom Co., Ltd.	605,397
706,691	Delta Electronics Inc.	2,647,199
113,220	D-Link Corp.	249,056
432,556	Far Eastern Textile Co., Ltd.	511,251
471,938	First Financial Holding Co., Ltd.	325,800

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Taiwan — 9.5% (continued)
314,513	Formosa Chemicals & Fibre Corp.	$768,953
146,000	Formosa Petrochemical Corp.	406,576
286,000	Formosa Taffeta Co., Ltd.	324,770
35,650	Foxconn Information Technology Co., Ltd.	326,072
3,275,728	Fuhwa Financial Holding Co., Ltd.*	1,864,103
22,880	High Tech Computer Corp.	311,719
1,019,994	HON HAI Precision Industry Co., Ltd.	7,620,319
75,045	HON HAI Precision Industry Co., Ltd., Registered Shares, GDR	1,122,673
1,553,380	Hung Poo Real Estate Development Corp.	1,645,815
169,493	InnoLux Display Corp.	719,688
287,196	Inventec Co., Ltd.	183,993
80,472	MediaTek Inc.	1,374,674
410,572	Nan Ya Plastics Corp.	997,798
691	Pacific Electric Wire & Cable Co., Ltd. (d)(e)*	0
2,544,345	Polaris Securities Co., Ltd.*	1,297,712
87,285	Powertech Technology Inc.	350,066
18,400	Richtek Technology Corp.	201,602
316,962	Shin Kong Financial Holding Co., Ltd.	307,795
359,624	Siliconware Precision Industries Co.	723,781
451,553	Taishin Financial Holdings Co., Ltd.*	226,525
1,029,000	Taiwan Fertilizer Co., Ltd.	2,138,011
1,431,857	Taiwan Semiconductor Manufacturing Co., Ltd.	2,733,759
443,067	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	4,395,225
113,092	Tripod Technology Corp.	468,224
260,000	U-Ming Marine Transport Corp.*	772,633
532,089	United Microelectronics Corp.	297,995
551,478	United Microelectronics Corp., ADR (b)	1,819,877
184,826	Wistron Corp.	338,264

	Total Taiwan	50,597,535

Thailand — 2.1%
49,450	Advanced Info Service Public Co. Ltd.	144,353
170,900	Bangkok Bank Public Co. Ltd., NVDR	626,141
779,700	Bangkok Bank Public Co., Ltd.	2,849,717
96,700	Banpu Public Co. Ltd.	894,241
950,100	BEC World Public Co. Ltd., NVDR	677,076
232,700	Kasikornbank Public Co. Ltd., NVDR	566,107
1,005,400	Krung Thai Bank Public Co. Ltd.	349,932
184,009	PTT Chemical Public Co. Ltd.	622,130
114,400	PTT PCL	1,026,734
162,300	PTT Public Co. Ltd., NVDR	1,533,324
11,500	Siam Cement Public Co. Ltd.	89,828
37,600	Siam Cement Public Co. Ltd., NVCR	290,230
124,600	Thai Oil Public Co., Ltd.	323,612
307,000	Total Access Communication PCL*	380,680
2,698,000	True Corp. Public Co. Ltd.*	568,044

	Total Thailand	10,942,149

Turkey — 2.8%
256,680	Akbank TAS	1,632,390
7,751	Akcansa Cimento AS	59,315
367	Aktas Electric Ticaret AS (d)(e)*	0
7,220	Anadolu Efes Biracilik Ve Malt Sanayii AS	263,308

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Turkey — 2.8% (continued)
226,515	Asya Katilim Bankasi AS*	$1,475,972
5,315	BIM Birlesik Magazalar AS	389,890
13,030	Coca-Cola Icecek AS*	109,886
40,810	Enka Insaat ve Sanayi AS	448,858
119,403	Eregli Demir Ve Celik Fabrikalari TAS	933,146
13,834	Ford Otomotiv Sanayi AS	132,619
93,203	Haci Omer Sabanci Holding AS	513,980
427,059	KOC Holding AS	1,945,158
29,850	Petkim Petrokimya Holding AS*	225,233
69,901	Tofas Turk Otomobil Fabrikasi AS	318,264
24,809	Tupras - Turkiye Petrol Rafinerileri AS	565,558
66,074	Turk Hava Yollari*	460,467
134,796	Turkcell Iletisim Hizmet AS	976,529
305,903	Turkiye Garanti Bankasi AS	1,950,245
177,652	Turkiye Halk Bankasi AS*	1,191,587
178,631	Turkiye Is Bankasi, Class C Shares	866,661
179,482	Yapi ve Kredi Bankasi AS	513,161

	Total Turkey	14,972,227

United Kingdom — 0.2%
18,473	Anglo American PLC, ADR	528,697
26,288	BHP Billiton PLC	772,675

	Total United Kingdom	1,301,372

United States — 0.9%
47,600	BMB Munai Inc.*	287,504
3,648	Caspian Services Inc.*	10,616
42,032	Southern Copper Corp. (b)	4,423,868

	Total United States	4,721,988

	TOTAL COMMON STOCKS (Cost — $312,643,294)	489,400,092

PREFERRED STOCKS — 2.9%

Brazil — 2.5%
101,580	Banco Itau Holding Financeira SA, 2.340% (c)	4,439,640
53,848	Banco Pine SA, 0.860%*	546,772
48,900	Bradespar SA, 2.330%	2,062,662
30,862,600	Eletropaulo Metropolitana de Sao Paulo SA, Class B Shares, 9.64%	1,734,718
121,467	Itausa - Investimentos Itau SA, 3.380%	728,419
126,293	NET Servicos de Comunicacao SA, 0.000%*	1,893,400
28,230	Usinas Siderurgicas de Minas Gerais SA, Class A Shares, 4.280%	1,676,699

	Total Brazil	13,082,310

Russia — 0.1%
7,088	Surgutneftegaz, Preferred Shares, ADR, 0.000% (b)	460,720

South Korea — 0.3%
6,570	Hyundai Motor Co., 3.090%	261,560
1,780	LG Electronics Inc., 1.880%	78,771
3,156	Samsung Electronics Co., Ltd., 1.310%	1,483,508

	Total South Korea	1,823,839

	TOTAL PREFERRED STOCKS (Cost — $7,712,819)	15,366,869

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares		Security	Value
RIGHTS — 0.3%

Egypt — 0.2%
17,641		Orascom Construction Industries*	$1,179,641

Hong Kong — 0.0%
63,833		China Overseas Land & Investment Ltd.*	39,787

Philippines — 0.0%
4,144,800		Ayala Land Inc.*	0

Russia — 0.1%
9,956		Evraz Group SA, GDR* (a)(e)	502,778

		TOTAL RIGHTS (Cost — $478,280)	1,722,206

WARRANT — 0.1%

United Kingdom — 0.1%
13,340		UBS AG London, expires 10/12/07 (Cost — $370,650)*	415,410

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $321,205,043)	506,904,577

Face Amount
SHORT-TERM INVESTMENTS (f) — 8.8%
MONEY MARKET FUND — 6.7%
35,718,804		BBH Securities Lending Trust (g) (Cost — $35,718,804)	35,718,804

TIME DEPOSITS — 2.1%
$ 1,192,161		Bank of America — London, 4.440% due 9/1/07	1,192,161
675,190	ZAR	BBH — Grand Cayman, 8.250% due 9/1/07	94,222
12,962	SGD	BBH — Grand Cayman, 1.150% due 9/1/07	4,625
1,579,530	HKD	JPMorgan Chase — London, 3.750% due 9/1/07	202,575
9,576,669		Wells Fargo — Grand Cayman, 4.440% due 9/1/07	9,576,669

		TOTAL TIME DEPOSITS (Cost — $11,070,252)	11,070,252

		TOTAL SHORT-TERM INVESTMENTS (Cost — $46,789,056)	46,789,056

		TOTAL INVESTMENTS — 104.4% (Cost — $367,994,099#)	553,693,633
		Liabilities in Excess of Other Assets — (4.4%)	(23,375,884)

		TOTAL NET ASSETS — 100.0%	$530,317,749

*	Non-income producing securities.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security maybe resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(b)	All or a portion of this security is on loan (See Note 1).
(c)	All or a portion of this security is segregated for foreign currency contracts.
(d)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(e)	Illiquid security.
(f)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 2.1%.
(g)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $373,642,826.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
NVDR	—	Non-Voting Depositary Receipt

Summary of Investments by Sector*
Financials	24.4%
Energy	15.1
Materials	12.8
Telecommunication Services	10.5
Information Technology	9.8
Industrials	8.7
Consumer Discretionary	5.9
Consumer Staples	2.3
Utilities	1.2
Health Care	0.8
Consumer, Cyclical	0.1
Short-Term Investments	8.4

100.0%

* As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Security	Value
MORTGAGE-BACKED SECURITIES — 54.5%
FHLMC — 6.1%
	Federal Home Loan Mortgage Corp. (FHLMC):
$ 5,064	9.000% due 8/1/09-10/1/09	$5,175
7,732	10.000% due 4/1/09-10/1/09	8,029
3,639	10.250% due 5/1/09-11/1/09	3,827
29,307	11.500% due 10/1/15	32,842
13,776	9.500% due 10/1/08-8/1/16	14,482
76,474	8.000% due 4/1/09-6/1/17	79,854
166,042	8.500% due 12/1/07-7/1/17	176,476
181,954	4.359% due 12/1/34 (a)	178,870
175,901	4.087% due 1/1/35 (a)	171,891
1,460,495	5.032% due 3/1/36 (a)(b)	1,457,169
1,242,062	5.000% due 6/1/21-9/1/36	1,187,270
2,285,155	6.002% due 10/1/36 (a)	2,300,226
313,498	5.821% due 2/1/37	313,913
888,358	5.959% due 5/1/37	889,701
692,533	6.039% due 5/1/37	693,838
7,178,378	5.500% due 3/1/37-6/1/37	7,012,006
17,799,403	6.000% due 4/1/36-9/1/37	17,794,125
	Gold:
2,662	9.500% due 4/1/10	2,781
36,205	7.000% due 5/1/12-8/1/12	37,374
20,024	8.000% due 8/1/09-8/1/12	20,552
149,062	6.500% due 7/1/14 (b)	147,759
38,880	8.500% due 8/1/09-2/1/18	40,846
947,446	4.500% due 8/1/18-8/1/20	910,258
4,117,118	6.000% due 5/1/16-1/1/36	4,133,612
5,203,956	5.000% due 12/1/18-10/1/36 (b)	5,054,862
6,211,556	5.500% due 10/1/13-3/1/37 (b)	6,108,766
3,787,425	5.954% due 5/1/37	3,797,036

	TOTAL FHLMC	52,573,540

FNMA — 41.5%
	Federal National Mortgage Association (FNMA):
8,362	9.000% due 12/1/08-4/1/09	8,413
2,941	10.750% due 10/1/12	3,038
8,597	8.500% due 1/1/10-4/1/17	9,078
14,728	8.000% due 8/1/17	15,563
4,702	10.000% due 1/1/21	5,259
17,316	9.500% due 11/1/09-11/1/21	17,801
17,834	6.572% due 1/1/30 (a)(b)	18,294
54,282	6.565% due 3/1/30 (a)(b)	55,320
2,281,018	3.963% due 3/1/34	2,240,764
7,188,373	4.000% due 7/1/18-4/1/34 (a)(b)	6,776,242
467,261	4.205% due 12/1/34 (a)	459,355
62,387	4.246% due 12/1/34 (a)	61,388
1,002,651	4.603% due 9/1/35 (a)	1,001,407
638,400	7.007% due 10/1/35 (a)	648,801
968,183	7.027% due 10/1/35 (a)	984,003
12,451,966	4.500% due 5/1/19-11/1/35 (a)(b)	11,645,814
1,276,241	6.940% due 11/1/35 (a)	1,316,502
427,746	6.998% due 11/1/35 (a)	434,704

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Security	Value
FNMA — 41.5% (continued)
$ 208,737	7.004% due 11/1/35 (a)	$212,138
211,127	7.009% due 11/1/35 (a)	214,562
211,617	7.018% due 11/1/35 (a)	215,060
204,391	7.021% due 11/1/35 (a)	207,725
204,018	7.034% due 11/1/35 (a)	207,352
4,087,299	4.967% due 1/1/36 (a)	4,075,936
1,494,085	5.759% due 6/1/36	1,482,169
1,987,671	5.822% due 7/1/36	1,977,820
2,385,863	6.114% due 8/1/36	2,416,567
271,446	5.666% due 12/1/36	273,138
2,001,581	5.858% due 2/1/37	1,991,016
4,902,723	6.500% due 11/1/23-2/1/37	4,994,389
2,837,686	5.606% due 4/1/37	2,832,060
1,995,887	5.652% due 4/1/37	1,968,758
2,666,061	6.177% due 4/1/37	2,701,020
3,659,340	7.000% due 9/1/26-4/1/37 (b)	3,749,262
37,873,963	5.000% due 1/1/18-5/1/37 (b)	36,155,544
2,197,969	5.638% due 5/1/37	2,192,288
86,723,934	5.500% due 12/1/08-8/1/37 (b)	85,005,725
3,200,359	5.950% due 8/1/37	3,202,633
34,909,984	6.000% due 5/1/12-9/1/37 (b)	34,916,428
175,498	6.188% due 4/1/40 (a)	180,948
	TBA:
500,000	4.500% due 9/1/36 (c)	462,500
43,500,000	5.500% due 9/1/21-10/1/36 (c)	42,510,027
13,780,000	6.500% due 9/1/36-10/1/36 (c)	13,988,631
40,700,000	5.000% due 9/1/37-10/1/37 (c)	38,684,089
45,400,000	6.000% due 9/1/21-10/1/37 (c)	45,345,627

	TOTAl FNMA	357,865,158

GNMA — 6.9%
	Government National Mortgage Association (GNMA):
7,083	11.000% due 7/15/10-9/15/10	7,699
9,609	9.500% due 12/15/16-8/15/17	10,423
82,739	6.125% due 10/20/27 (a)(b)	83,309
2,715	8.000% due 3/20/30	2,875
247,654	6.375% due 2/20/26-5/20/30 (a)(b)	250,094
131,439	8.500% due 11/20/16-8/15/30 (b)	140,703
56,296	9.000% due 4/20/17-9/15/30 (b)	60,358
22,917	5.500% due 8/15/33	22,561
35,483	4.500% due 9/15/33 (b)	33,246
708,598	4.750% due 5/20/34 (a)	703,765
27,448,444	5.000% due 11/15/32-6/15/37 (b)	26,458,367
6,090,354	6.000% due 2/20/35-9/1/37	6,110,078
1,039,096	6.500% due 6/15/08-10/1/37	1,059,965
	TBA:
4,650,000	6.000% due 9/1/36 (c)	4,672,525
3,000,000	5.000% due 9/1/37 (c)	2,889,843
17,000,000	5.500% due 9/1/37 (c)	16,705,152

	TOTAl GNMA	59,210,963

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $470,587,999)	469,649,661

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value
ASSET-BACKED SECURITIES — 3.1%
Airlines — 0.1%
$ 850,000	A-	Continental Airlines Inc. Pass Thru Certificates, Series 2001-ROCK, 7.056% due 3/15/11	$850,555

Automobiles — 0.5%
1,988,942	Aaa	Chase Manhattan Auto Owner Trust, Series 2006-B, Class A2, 5.280% due 10/15/09 (b)(d)	1,986,920
1,850,000	AAA	USAA Auto Owner Trust, Series 2005-4, Class A4, 4.890% due 8/15/12	1,837,594
125,964	AAA	WFS Financial Owner Trust, Series 2005-1, Class A3, 3.590% due 10/19/09 (b)	125,213

		Total Automobiles	3,949,727

Credit Card — 0.1%
1,200,000	AAA	Bank One Issuance Trust, Series 2003-A3, Class A3, 5.721% due 12/15/10 (a)(b)	1,199,843

Home Equity — 2.3%
661,278	AAA	Accredited Mortgage Loan Trust, Series 2005-3, Class A1, 5.745% due 9/25/35 (a)	644,550
364,319	AAA	ACE Securities Corp., Series 2004-SD1, Class A1, 5.995% due 11/25/33 (a)	355,833
1,024,119	AAA	Asset Backed Funding Certificates, Series 2004-OPT5, Class A1, 5.855% due 6/25/34 (a)(b)	996,994
110,327	AAA	Asset Backed Securities Corp. Home Equity, Series 2004-HE6, Class A1, 5.780% due 9/25/34 (a)(b)	107,061
		Chase Funding Mortgage Loan Asset-Backed Certificates:
2,870	AAA	Series 2002-2, Class 2A1, 6.005% due 5/25/32 (a)	2,779
2,831	AAA	Series 2002-3, Class 2A1, 6.145% due 8/25/32 (a)	2,779
		Countrywide Asset-Backed Certificates:
1,875,027	AAA	Series 1998-C1, Class 3A1, 5.625% due 6/25/36	1,824,796
3,064	AAA	Series 2001-BC3, Class A, 5.985% due 12/25/31 (a)	3,008
5,025	AAA	Series 2002-3, Class 1A1, 6.245% due 5/25/32 (a)	4,813
12,759	AAA	Series 2003-BC2, Class 2A1, 6.105% due 6/25/33 (a)	12,040
212,726	AAA	Series 2004-SD4, Class A1, 5.885% due 12/25/34 (a)(e)	203,293
321,777	AAA	Series 2005-4, Class AF3, 4.456% due 10/25/35 (a)	315,084
478,428	AAA	Series 2006-11, Class 3AV1, 5.565% due 9/25/46 (a)(b)	475,868
1,376,976	AAA	Series 2006-SD3, Class A1, 5.835% due 7/25/36 (a)(e)	1,355,031
494,106	AAA	Countrywide Home Equity Loan Trust, Series 2005-H, Class 2A, 5.851% due 12/15/35 (a)	485,874
		EMC Mortgage Loan Trust:
13,462	AAA	Series 2002-B, Class A1, 6.155% due 2/25/41 (a)(e)	13,300
63,003	AAA	Series 2003-A, Class A1, 6.055% due 8/25/40 (a)(e)	61,979
1,950,000	AAA	GS Mortgage Securities Corp. II, Series 2001-C2, Class A4A, 4.751% due 7/10/39	1,852,669
157,177	AAA	IXIS Real Estate Capital Trust, Series 2006-HE1, Class A1, 5.595% due 3/25/36 (a)	157,079
795,580	AAA	JP Morgan Mortgage Acquisition Corp., Series 2006-WMC1, Class A2, 5.575% due 3/25/36 (a)(b)	792,936
162,652	AAA	Long Beach Mortgage Loan Trust, Series 2006-1, Class 2A1, 5.585% due 2/25/36 (a)(b)	162,542
		Morgan Stanley ABS Capital I:
757,876	AAA	Series 2006-HE7, Class A2A, 5.555% due 9/25/36 (a)	752,816
16,094	AAA	Series 2006-NC1, Class A1, 5.585% due 12/25/35 (a)	16,083
		Option One Mortgage Loan Trust:
6,516	AAA	Series 2002-6, Class A2, 6.305% due 11/25/32 (a)	6,371
27,625	AAA	Series 2003-1, Class A2, 5.925% due 2/25/33 (a)	26,944
1,800,000	AAA	Popular ABS Mortgaged Pass-Through Trust, Series 2003-KS1, Class AF6, 4.759% due 7/25/35	1,668,036
100,000	AAA	Public Service New Hampshire Funding LLC, Series 2001-1, Class A3, 6.480% due 5/1/15	105,400
		Residential Asset Mortgage Products Inc.:
14,390	AAA	Series 2003-RS4, Class AIIB, 6.165% due 5/25/33 (a)	13,727
2,000,000	AAA	Series 2006-NC1, Class AI6A, 6.110% due 10/25/33	1,925,271
397,462	AAA	Residential Funding Mortgage Securities II Inc., Series 2005-HS1, Class AI1, 5.625% due 9/25/35 (a)	394,476
1,194,510	AAA	SACO I Inc., Series 2006-7, Class A1, 5.635% due 7/25/36 (a)	1,042,745
435,814	AAA	Soundview Home Equity Loan Trust, Series 2006-OPT3, Class 2A1, 5.565% due 6/25/36 (a)	434,838
2,218,800	AAA	Terwin Mortgage Trust, 4.500% due 5/25/37 (e)	1,990,911
582,933	AAA	UDR Inc., 5.851% due 12/15/35 (a)	575,423

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value
Home Equity — 2.3% (continued)
$1,002,118	AAA	Washington Mutual Inc., Series 2005-AR13, Class A1A1, 5.795% due 10/25/45 (a)(b)	$983,574

		Total Home Equity	19,766,923

Student Loan — 0.1%
555,015	AAA	SLM Corp., Series 2005-5, Class A1, 5.360% due 1/25/18 (a)(b)	554,973

		TOTAL ASSET-BACKED SECURITIES (Cost — $26,997,030)	26,322,021

COLLATERALIZED MORTGAGE OBLIGATIONS — 17.3%
2,107,317	AAA	American Home Mortgage Investment Trust, Series 4, Class 11A1, 5.735% due 3/25/47	2,060,197
364,257	Aaa	Banc of America Alternative Loan Trust, Series 2004-6, Class 4A1, 5.000% due 7/25/19 (d)	356,438
		Banc of America Commercial Mortgage Inc.:
931,914	Aaa	Series 2001-1, Class A2, 6.500% due 4/15/36 (d)	957,449
1,060,000	AAA	Series 2005-1, Class A4, 5.023% due 11/10/42 (a)	1,047,178
		Banc of America Funding Corp.:
2,983,299	AAA	Series 1998-D7, Class 3A1, 6.000% due 7/25/37	2,995,232
11,086	AAA	Series 2003-1, Class A1, 6.000% due 5/20/33	11,005
575,010	AAA	Series 2005-B, Class 2A1, 5.286% due 4/20/35 (a)	570,067
939,922	AAA	Banc of America Mortgage Securities Inc., Series 1865, Class 1A1, 5.668% due 7/25/34 (b)	938,729
		Bear Stearns Adjustable Rate Mortgage Trust:
116,604	AAA	Series 2002-11, Class 1A1, 5.626% due 2/25/33 (a)(b)	116,075
2,061,713	AAA	Series 2005-2, Class A2, 4.125% due 3/25/35 (b)	2,002,129
		Bear Stearns Alt-A Trust:
693,660	AAA	Series 2005-2, Class 2A4, 4.712% due 4/25/35 (a)	684,094
413,514	AAA	Series 2005-4, Class 23A2, 5.376% due 5/25/35 (a)(b)(f)	409,301
591,835	AAA	Series 2005-7, Class 22A1, 5.507% due 9/1/35 (b)	587,485
		Bear Stearns Commercial Mortgage Securities:
400,000	AAA	Series 1999-LTL1, Class AJ, 5.624% due 3/11/39	385,016
2,480,000	AAA	Series 2001-T2, Class A2, 6.480% due 2/15/35	2,554,841
1,725,000	Aaa	Series 2003-T12, Class A4, 4.680% due 8/13/39 (d)	1,653,329
1,030,000	Aaa	Series 2005-PWR7, Class A2, 4.945% due 2/11/41 (d)	1,011,159
410,000	AAA	Chase Commercial Mortgage Securities Corp., Series 2000-3, Class A2, 7.319% due 10/15/32	427,468
3,647,467	AAA	Citigroup Mortgage Loan Trust Inc., Series 2000-34, Class A, 5.345% due 8/25/35	3,571,925
902,372	AAA	Commercial Mortgage Asset Trust, Series 1999-C2, Class A2, 7.546% due 11/17/32 (a)	926,878
		Commercial Mortgage Pass Through Certificates:
1,475,000	AAA	Series 2004-LB2A, Class A3, 4.221% due 3/10/39	1,432,037
2,000,000	AAA	Series 2004-SL4, Class AM, 5.987% due 6/10/46 (a)	2,027,460
		Countrywide Alternative Loan Trust:
1,080,719	AAA	Series 2005-24, Class 4A1, 5.768% due 7/20/35 (a)	1,058,807
588,107	AAA	Series 2005-27, Class 2A3, 6.565% due 8/25/35 (a)	557,197
1,100,561	AAA	Series 2005-59, Class 1A1, 5.868% due 11/20/35 (a)	1,080,384
2,090,668	AAA	Series 4, Class 2A1, 5.635% due 3/25/47	2,032,238
		Countrywide Home Loan Mortgage Pass Through Trust:
522,921	AAA	Series 2005-11, Class 3A3, 6.068% due 4/25/35 (a)	526,233
425,893	AAA	Series 2005-11, Class 6A1, 5.805% due 3/25/35 (a)	417,330
794,640	AAA	Series 2005-R1, Class 1AF1, 5.865% due 3/25/35 (a)(e)	786,469
800,000	AAA	Series 2007-16, Class A1, 6.500% due 10/25/37	799,625
1,660,000	AAA	Credit Suisse Mortgage Capital Certificates, Series 2005-C3, Class A3, 5.311% due 12/15/39	1,615,861
		CS First Boston Mortgage Securities Corp.:
1,807,290	AAA	Series 1997-1, Class A1, 3.819% due 5/15/36	1,734,021
2,070,000	AAA	Series 1998-1, Class AM, 5.100% due 8/15/38	2,001,035
1,901,273	AAA	Series 2005-A2, Class 5A6, 5.500% due 11/25/35	1,893,314
32,610	Aaa	Deutsche Mortgage and Asset Receiving Corp., Series 1998-C1, Class A2, 6.538% due 6/15/31 (d)	32,537
2,063,070	Aaa	DLJ Commercial Mortgage Corp., Series 2000-3, Class A1B, 6.460% due 3/10/32 (d)	2,082,708

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 17.3% (continued)
$ 500,271	AAA	Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR2, Class A2B, 5.938% due 11/19/44 (a)	$489,951
		Federal Home Loan Mortgage Corp. (FHLMC):
500,554	AAA	Series 1565, Class G, 6.000% due 8/15/08 (b)	499,563
8,053	AAA	Series 1865, Class DA, 12.200% due 2/15/24 (a)(g)	1,214
600,000	AAA	Series 2538, Class CB, 5.000% due 12/15/17	576,766
906,993	AAA	STRIPS, Series 1998-C2, Class IO, 5.500% due 8/1/35 (g)	238,823
1,348,935	AAA	Structured Pass Through Securities, Series T-61, Class 1A1, 6.422% due 7/25/44 (a)(b)	1,343,779
11,287,141	AAA	Federal Home Loan Mortgage Corp. (FHLMC), Series 3346, Class SC, 0.939% due 10/15/33 (a)	722,221
		Federal National Mortgage Association (FNMA):
60,797	AAA	Series 1999-18, Class A, 5.500% due 10/18/27	60,965
87,096	AAA	Series 2000-34, Class F, 5.955% due 10/25/30 (a)(b)	88,066
208,984	AAA	Series 2002-34, Class FE, 5.938% due 5/18/32 (a)(b)	209,304
940,000	AAA	Series 2002-T3, Class B, 5.763% due 12/25/11	957,016
270,000	AAA	Series 2003-16, Class BC, 5.000% due 3/25/18	261,390
1,189,595	AAA	Series 2004-25, Class PA, 5.500% due 10/25/30	1,189,405
762,219	AAA	Series 2004-36, Class BS, 5.500% due 11/25/30	764,561
358,062	AAA	Series 2004-88, Class HA, 6.500% due 7/25/34	367,192
759,978	AAA	Series 2005-105-1, Class TL, 5.500% due 11/25/31	762,419
1,749,789	AAA	Series 2005-47, Class PA, 5.500% due 9/25/24 (a)	1,753,309
1,668,157	AAA	Series 2962, Class YC, 4.500% due 9/15/14	1,657,622
1,446,460	AAA	Series 3110, Class HA, 5.500% due 1/15/27	1,451,860
1,646,549	AAA	Series 3117, Class PN, 5.000% due 11/15/21 (b)	1,644,834
1,084,780	AAA	Series 3131, Class MA, 5.500% due 11/15/27	1,090,042
3,483,367	AAA	STRIPS, Series 2005-105, Class 19, 5.000% due 6/1/35	927,379
		Federal National Mortgage Association (FNMA), Grantor Trust:
277,309	AAA	Series 2000-T06, Class A3, 6.382% due 1/25/28 (a)	284,326
169,914	AAA	Series 2002-T06, Class A1, 3.310% due 2/25/32	157,914
		First Union National Bank Commercial Mortgage:
1,410,249	AAA	Series 1999-C4, Class A2, 7.390% due 12/15/31	1,457,642
1,700,000	AAA	Series 2001-C2, Class A2, 6.663% due 1/12/43	1,760,126
		GE Capital Commercial Mortgage Corp.:
1,925,000	AAA	Series 2002-20K, Class A5, 4.772% due 6/10/48	1,835,417
1,850,000	AAA	Series 2005-C4, Class A4, 5.512% due 11/10/45 (a)	1,828,763
2,400,000	AAA	Series 2007, Class A4, 5.540% due 12/10/49 (a)	2,367,331
		GMAC Commercial Mortgage Securities Inc.:
82,388	Aaa	Series 1998-C1, Class A2, 6.700% due 5/15/30 (d)	82,407
1,950,000	AAA	Series 1999-1, Class A4, 4.547% due 12/10/41	1,887,130
672,345	Aaa	Series 1999-C3, Class A2, 7.179% due 8/15/36 (d)	689,503
975,000	AAA	Series 2000-C2, Class B, 7.594% due 8/16/33	1,027,846
1,745,000	AAA	Series 2001-C1, Class A2, 6.465% due 4/15/34	1,795,462
		Government National Mortgage Association (GNMA):
174,442	AAA	Series 2000-35, Class F, 6.139% due 12/16/25 (a)(b)	175,343
146,158	AAA	Series 2002-21, Class FV, 5.989% due 3/16/32 (a)(b)	146,406
744,276	AAA	Series 2004-65, Class VA, 6.000% due 6/20/15	758,833
		GS Mortgage Securities Corp. II:
910,000	Aaa	Series 2001-C1, Class A4, 5.560% due 11/10/39 (d)	903,390
300,000	AAA	Series 2001-ROCK, Class A2, 6.624% due 5/3/18 (b)(e)	316,531
1,225,000	AAA	Series 2005-GG4, Class A4, 4.761% due 7/10/39	1,164,057
		GSR Mortgage Loan Trust:
3,774,907	AAA	Series , Class 6A1, 5.250% due 7/25/35	3,626,859
601,435	AAA	Series 2005-AR6, Class 2A1, 4.539% due 9/25/35 (a)	593,167
57,085,541	AAA	Harborview Mortgage Loan Trust, Series 2007-GG9, Class X2A, 0.612% due 10/19/35 (a)	535,177

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 17.3% (continued)
$ 12,971	AAA	Impac CMB Trust, Series 2003-1, Class 1A1, 6.305% due 3/25/33 (a)	$12,821
		Indymac Index Mortgage Loan Trust:
465,172	AAA	Series 2004-AR15, Class 1A1, 5.065% due 2/25/35 (a)	464,659
240,843	AAA	Series 2005-AR15, Class A2, 5.099% due 9/25/35 (a)	235,329
		JP Morgan Chase Commercial Mortgage Securities Corp.:
635,000	AAA	Series 2003-C1, Class A2, 4.985% due 1/12/37	619,916
80,000	Aaa	Series 2005-CB12, Class A4, 4.895% due 9/12/37 (d)	76,571
100,000	Aaa	Series 2005-CB13, Class A4, 5.472% due 1/12/43 (a)(d)	98,517
1,200,000	Aaa	Series 2005-LDP4, Class A4, 4.918% due 10/15/42 (a)(d)	1,149,719
		JP Morgan Mortgage Trust:
705,357	AAA	Series 2001-A1, Class 6T1, 5.023% due 2/1/35 (b)	687,075
2,340,463	AAA	Series 2006-A2, Class 5A3, 3.755% due 11/25/33 (a)	2,303,891
		LB-UBS Commercial Mortgage Trust:
2,895,000	Aaa	Series 2001-C2, Class B, 6.799% due 9/15/34 (d)	3,022,296
1,150,000	AAA	Series 2004-C6, Class A2, 4.187% due 8/15/29	1,125,614
310,000	AAA	Series 2005-C3, Class A5, 4.739% due 7/15/30	294,395
400,000	AAA	Series 2005-C3, Class AAB, 4.664% due 7/15/30	385,080
805,000	AAA	Series 2006-C6, Class A4, 5.372% due 9/15/39	789,204
500,000	AAA	LB-UBS Commercial Mortgage Trust, Series 2005-F, Class AM, 5.712% due 3/15/39	494,414
		Lehman XS Trust:
619,579	AAA	Series 2005-5N, Class 1A1, 5.805% due 11/25/35 (a)	608,688
457,782	AAA	Series 2005-7N, Class 1A1B, 5.805% due 12/25/35 (a)	443,478
		MASTR Adjustable Rate Mortgages Trust:
1,900,000	AAA	Series 2004-13, Class 3A7, 3.786% due 11/21/34 (a)	1,865,868
236,685	AAA	Series 2004-4, Class 4A1, 5.218% due 5/25/34 (a)(b)	235,247
		Merrill Lynch Mortgage Investors Inc.:
1,184,567	AAA	Series 2005-3, Class 4A3, 5.031% due 5/1/34	1,131,636
398,514	AAA	Series 2005-A2, Class A2, 4.489% due 2/25/35 (a)	391,473
670,000	AAA	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, 5.843% due 5/12/39 (a)	674,670
		Merrill Lynch/Countrywide Commercial Mortgage Trust:
400,000	AAA	Series 2001-C2, Class A4, 5.378% due 8/12/48	390,041
1,630,000	Aaa	Series 2005-5N, Class A4, 5.485% due 3/12/51 (d)	1,599,649
		MLCC Mortgage Investors Inc.:
		Series 2005-1, Class 2A1:
219,379	Aaa	4.971% due 4/25/35 (a)(d)	217,177
672,761	Aaa	4.971% due 4/25/35 (a)(d)	666,008
		Morgan Stanley Capital I:
1,700,000	Aaa	Series 2003-IQ4, Class A2, 4.070% due 5/15/40 (d)	1,585,770
410,000	AAA	Series 2004-8AR, Class A4, 5.690% due 4/15/49 (a)	407,725
480,000	AAA	Series 2005-HQ6, Class A4A, 4.989% due 8/13/42	462,708
1,300,000	AAA	Series 2006-BC3, Class A4, 5.804% due 6/11/42	1,297,868
910,638	AAA	Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A2, 5.350% due 10/25/34 (a)	914,325
33,422	AAA	Nationslink Funding Corp., Series 1999-LTL1, Class A2, 6.867% due 1/22/26	34,145
		Prime Mortgage Trust:
1,221,700	AAA	Series 2006-DR1, Class 1A1, 5.500% due 5/25/35 (e)	1,204,639
580,060	AAA	Series 2006-DR1, Class 1A2, 6.000% due 5/25/35 (e)	581,161
2,769,402	AAA	Series 2006-DR1, Class 2A1, 5.500% due 5/25/36 (e)	2,732,141
3,020,976	AAA	Residential Accredit Loans Inc., Series 2006-WMC1, Class A10, 6.000% due 6/25/37	3,023,808
280,568	AAA	Residential Asset Mortgage Products Inc., Series 2004-SL4, Class A5, 7.500% due 7/25/32	286,618
		Small Business Administration:
475,648	NR	Series 1999-P10B, Class 1, 7.540% due 8/10/09 (b)	487,386
672,708	NR	Series 2000-P10A, Class 1, 8.017% due 2/10/10 (b)	697,169
1,032,809	NR	Series 2005-P10A, Class 1, 4.638% due 2/10/10	1,005,840

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 17.3% (continued)
		Small Business Administration Participation Certificates:
$ 951,479	NR	Series 1993-20K, Class 1, 6.150% due 11/1/13 (b)	$965,490
282,227	NR	Series 1995-20J, Class 1, 6.850% due 10/1/15	289,114
661,638	NR	Series 1995-20K, Class 1, 6.650% due 11/1/15 (b)	676,612
416,554	NR	Series 1996-20G, Class 1, 7.700% due 7/1/16 (b)	432,337
2,026,610	NR	Series 1999-20L, Class 1, 7.190% due 12/1/19 (b)	2,114,427
1,342,043	NR	Series 2000-20A, Class 1, 7.590% due 1/1/20 (b)	1,410,736
1,704,887	NR	Series 2002-20K, Class 1, 5.080% due 11/1/22 (b)	1,698,796
		Structured Adjustable Rate Mortgage Loan Trust:
556,988	AAA	Series 2004-16, Class 1A2, 4.980% due 11/25/34 (a)	565,834
1,276,656	AAA	Series 2004-6, Class4A1, 4.844% due 6/25/34 (a)	1,253,412
521,418	AAA	Series 2005-19XS, Class 1A1, 5.825% due 10/25/35 (a)	512,694
3,096,073	AAA	Series 2005-7N, Class 4A1, 5.509% due 7/25/35	3,045,163
		Structured Asset Securities Corp.:
18,319	AAA	Series 2002-14A, Class 2A1, 6.150% due 7/25/32 (a)(b)	18,243
371,450	AAA	Series 2003-AL1, Class A, 3.357% due 4/25/31 (e)	329,737
818,455	AAA	Series 2006-BC3, Class A2, 5.555% due 10/25/36 (a)(b)	808,571
		Thornburg Mortgage Securities Trust:
1,695,862	Aaa	Series 2006-3, Class A2, 5.610% due 6/25/36 (a)(d)	1,685,097
1,729,383	Aaa	Series 2006-3, Class A3, 5.615% due 6/25/36 (a)(d)	1,718,062
1,970,000	Aaa	Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class AM, 5.928% due 5/15/43 (d)	1,957,425
34,739,977	AAA	Wamu Mortgage Pass Through Certificates, Series 2007-0A1, Class XPPP, 0.588% due 2/25/47	482,712
		Washington Mutual Inc.:
2,061,211	AAA	Series 2002-3, Class 2A, 6.205% due 1/25/47	2,036,521
970,803	AAA	Series 2003-A3, Class 4A1, 5.505% due 9/25/36	962,399
1,479,747	AAA	Series 2003-R1, Class A1, 6.045% due 12/25/27 (a)(b)	1,479,162
100,326	AAA	Series 2004-AR11, Class A, 4.550% due 10/25/34 (a)	98,415
343,564	AAA	Series 2004-AR12, Class A2A, 5.765% due 10/25/44 (a)	340,366
1,000,000	AAA	Series 2005-AR 4, Class A5, 4.672% due 4/25/35 (a)	972,186
770,933	AAA	Series 2005-AR15, Class A1A2, 5.785% due 11/25/45 (a)	752,662
771,057	AAA	Series 2005-AR19, Class A1A2, 5.795% due 12/25/45 (a)	753,205
2,050,761	AAA	Series 2006-AR13, Class 2A, 5.793% due 10/25/46 (a)(b)	2,038,221
1,368,922	AAA	Wells Fargo Mortgage Backed Securities Trust, Series 2004-H, Class A1, 4.525% due 6/25/34 (a)	1,328,464

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $150,295,804)	149,225,364

CORPORATE BONDS & NOTES — 16.3%

Aerospace & Defense — 0.0%
25,000	B+	DRS Technologies Inc., Company Guaranteed Notes, 6.625% due 2/1/16	24,500
300,000	BBB	Goodrich (BF) Co., Notes, 6.290% due 7/1/16 (b)	314,542

		Total Aerospace & Defense	339,042

Airlines — 0.4%
751,463	BB	Continental Airlines Inc. Pass Thru Certificates, 7.461% due 4/1/15	737,946
		Delta Air Lines Inc.:
		Pass Thru Certificates:
352,229	BBB	7.379% due 5/18/10	352,490
866,514		6.619% due 3/18/11	863,467
		Northwest Airlines Inc.:
1,000,468	BBB	Pass Thru Certificates, 7.041% due 4/1/22	996,091
500,000	BBB	Pass Thru Certificates, 6.841% due 4/1/11	496,406

		Total Airlines	3,446,400

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Auto Components — 0.0%
$ 50,000	CCC+	Visteon Corp., Senior Unsecured Notes, 8.250% due 8/1/10	$43,000

Automobiles — 0.4%
		DaimlerChrysler NA Holding Corp.:
		Company Guaranteed Notes:
330,000	BBB+	4.050% due 6/4/08	325,174
300,000	BBB+	5.875% due 3/15/11	303,075
900,000	BBB+	5.750% due 9/8/11 (b)	906,863
285,000	BBB+	Notes, 4.875% due 6/15/10	280,490
610,000	CCC+	Ford Motor Co., 7.450% due 7/16/31 (h)	460,550
		General Motors Corp.:
1,325,000	B-	Debentures Notes, 8.250% due 7/15/23 (h)	1,063,312
20,000	B-	Senior Unsubordinated Notes, 8.375% due 7/15/33 (h)	16,150

		Total Automobiles	3,355,614

Capital Markets — 1.4%
377,000	A+	Credit Suisse London, Senior Unsubordinated Notes, 2.648% due 3/24/10 (i)(e)	358,338
400,000	B+	CSC Holdings Inc., Senior Unsecured Notes, 7.250% due 7/15/08 (b)	401,000
20,000	BB-	E*Trade Financial Corp., Senior Unsecured Notes, 7.375% due 9/15/13	17,900
		Goldman Sachs Group Inc.:
		Notes:
230,000	AA-	4.500% due 6/15/10	226,161
135,000	AA-	4.750% due 7/15/13	127,853
2,000,000	AA-	5.750% due 10/1/16 (b)	1,960,828
230,000	A-	Lehman Brothers Holdings Capital Trust V, Notes, 5.857% due 12/31/49	211,444
		Lehman Brothers Holdings Inc.:
		Notes:
300,000	A+	4.500% due 7/26/10	289,222
416,000	A+	8.920% due 2/16/17	401,430
		Senior Notes:
1,550,000	A+	6.000% due 7/19/12	1,549,774
300,000	A+	7.205% due 9/15/22	300,753
1,050,000	AA-	Merrill Lynch & Co. Inc., Senior Unsecured Notes, 8.950% due 5/18/17	1,034,250
		Morgan Stanley:
		Notes:
60,000	AA-	3.625% due 4/1/08	59,286
25,000	AA-	6.750% due 4/15/11	26,076
1,025,000	AA-	5.550% due 4/27/17	992,190
1,375,000	AA	6.250% due 8/28/17	1,391,819
		Senior Unsecured Notes:
900,000	AA-	5.625% due 1/9/12	901,852
2,000,000	AA-	5.750% due 10/18/16 (b)	1,969,668

		Total Capital Markets	12,219,844

Chemicals — 0.0%
30,000	B-	Georgia Gulf Corp., Company Guaranteed Notes, 9.500% due 10/15/14 (h)	27,900
		Lyondell Chemical Co.:
		Company Guaranteed Notes:
30,000	B+	8.000% due 9/15/14	32,775
15,000	B+	8.250% due 9/15/16	16,875
29,000	BB+	Westlake Chemical Corp., Company Guaranteed Notes, 6.625% due 1/15/16	26,825

		Total Chemicals	104,375

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Commercial Banks — 0.9%
$ 800,000	BBB-	Banponce TRust 1, Company Guaranteed Notes, 8.327% due 2/1/27	$834,792
200,000	AA	Banque Paribas, 6.875% due 3/1/09	205,764
1,048,000	AA	BNP Paribas, Notes, 9.230% due 6/8/17	1,084,472
		Glitnir Banki HF:
270,000	A-	Notes, 6.330% due 7/28/11	279,806
460,000	BBB+	Subordinated Notes, 6.693% due 6/15/16 (a)(e)	481,551
600,000	AA	HSBC Bank USA NA/New York NY, Senior Notes, 5.430% due 9/21/07 (a)(b)	600,000
		ICICI Bank Ltd.:
400,000	BB	6.375% due 4/30/22 (a)(e)	375,483
150,000	BB	6.375% due 4/30/22	140,514
100,000	Aa3	Kaupthing Bank Hf, Senior Notes, 5.750% due 10/4/11 (d)(e)	100,846
690,000	Aa3	Landsbanki Islands HF, Notes, 6.100% due 8/25/11 (d)(e)	711,901
20,000	AA	Rabobank Capital Funding II, 5.260% due 12/31/49 (a)(e)	19,062
40,000	AA	Rabobank Capital Funding Trust, Company Guaranteed Notes, 5.254% due 12/31/49 (a)(e)	37,212
660,000	AA3	Royal Bank of Scotland Group PLC, 9.118% due 12/31/49	721,610
390,000	AA-	Santander Issuances S.A Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (a)(e)	396,859
400,000	BBB	Shinsei Finance Cayman Ltd., 6.418% due 12/31/49 (a)(e)	379,480
10,000	A	Sumitomo Mitsui Banking Corp./New York, 8.000% due 6/15/12 (f)	11,244
190,000	A-	Sun Trust Capital VIII, 6.100% due 12/1/66	165,360
230,000	A	Wachovia Capital Trust III, 5.800% due 3/15/42 (a)	229,605
340,000	A+	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14	333,464
		Wells Fargo & Co.:
		Senior Unsecured Notes:
420,000	AA+	4.200% due 1/15/10	410,946
200,000	AA+	5.300% due 8/26/11	200,319
10,000	AA	Subordinated Notes, 5.000% due 11/15/14	9,702
150,000	AA-	Wells Fargo Capital X, Company Guaranteed Notes, 5.950% due 12/15/36	141,784

		Total Commercial Banks	7,871,776

Commercial Services & Supplies — 0.1%
27,000	B	DI Finance/DynCorp. International, Senior Subordinated Notes, 9.500% due 2/15/13	27,540
		Service Corp. International,
		Senior Unsecured Notes,
95,000	BB-	7.500% due 4/1/27	87,875
40,000	BB-	6.750% due 4/1/16	37,900
		Waste Management Inc.:
		Company Guaranteed Notes:
185,000	BBB	6.375% due 11/15/12	193,128
40,000	BBB	7.375% due 5/15/29	42,797
100,000	BBB	7.750% due 5/15/32	111,211
105,000	BB-	Windstream Corp., Company Guaranteed Notes, 8.625% due 8/1/16	110,250

		Total Commercial Services & Supplies	610,701

Consumer Finance — 1.2%
		Ford Motor Credit Co.:
		Notes:
300,000	B	7.375% due 10/28/09	284,016
30,000	B	7.875% due 6/15/10	28,181
100,000	B	7.375% due 2/1/11	92,423
		Senior Notes:
2,600,000	B	5.800% due 1/12/09	2,450,677
85,000	B	7.250% due 10/25/11	77,554
674,000	B	Senior Unsecured Notes, 10.610% due 6/15/11	672,815

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Consumer Finance — 1.2% (continued)
		GMAC LLC:
		Notes:
$ 140,000	BB+	4.375% due 12/10/07	$138,201
360,000	BB+	6.125% due 1/22/08 (h)	357,568
100,000	BB+	5.125% due 5/9/08 (h)	97,453
220,000	BB+	7.750% due 1/19/10	209,507
1,210,000	BB+	6.625% due 5/15/12	1,048,787
2,230,000	BB+	Senior Unsubordinated Notes, 5.850% due 1/14/09	2,119,053
		SLM Corp.:
		Notes:
90,000	BBB+	3.820% due 4/1/09 (a)	82,777
625,000	BBB+	5.375% due 5/15/14	536,283
70,000	BBB+	5.050% due 11/14/14	58,805
80,000	BBB+	5.625% due 8/1/33	61,089
385,000	BBB+	Senior Notes, 5.660% due 1/27/14	327,193
		Unsecured:
900,000	BBB+	5.621% due 4/14/08 (b)	862,296
440,000	BBB+	5.000% due 10/1/13	380,951
110,000	AAA	Toyota Motor Credit Corp., Notes, 2.875% due 8/1/08	107,456

		Total Consumer Finance	9,993,085

Containers & Packaging — 0.0%
10,000	CCC+	Graham Packaging Co. Inc., Company Guaranteed Notes, 9.875% due 10/15/14 (h)*	9,850

Diversified Consumer Services — 0.2%
		Hertz Corp.:
		Company Guaranteed Notes:
35,000	B	8.875% due 1/1/14	36,400
40,000	B	10.500% due 1/1/16	43,400
1,200,000	BB-	Service Corp. International/US, Senior Unsecured Notes, 6.500% due 3/15/08 (b)	1,201,222

		Total Diversified Consumer Services	1,281,022

Diversified Financial Services — 3.9%
200,000	A-	AGFC Capital Trust 1, Company Guaranteed Notes, 6.000% due 1/15/67 (a)	191,459
200,000	BBB+	Aiful Corp., Notes, 5.000% due 8/10/10 (e)	196,618
260,000	A-	American Express Co., 6.800% due 9/1/66 (a)	266,699
50,000	BBB-	Anadarko Finance Co., Company Guaranteed Notes, 7.500% due 5/1/31	54,425
50,000	AA+	ASIF Global Financing XIX, Secured Notes, 4.900% due 1/17/13 (e)	48,383
		Bank of America Corp.:
		Senior Notes:
375,000	AA	5.625% due 10/14/16	370,327
800,000	AA	6.000% due 9/1/17	809,252
470,000	AA	Senior Unsecured Notes, 5.375% due 8/15/11	472,920
580,000	AA-	Subordinated Notes, 7.800% due 2/15/10	617,242
450,000	A	Bank of New York Mellon Corp., Senior Subordinated Notes, 6.375% due 4/1/12	471,499
		Bear Stearns Cos. Inc.:
760,000	A+	Notes, 6.950% due 8/10/12	771,673
340,000	A	Subordinated Notes, 5.550% due 1/22/17	313,587
150,000	AA	Belvoir Land LLC, Notes, 5.270% due 12/15/47 (e)	134,422
600,000	BBB-	Capital One Capital III, Company Guaranteed Notes, 7.686% due 8/15/36	557,055
1,386,789	BBB-	Cedar Brakes II LLC, Secured Notes, 9.875% due 9/1/13 (e)	1,521,429
680,000	BB	El Paso Performance-Linked Trust, Notes, 7.750% due 7/15/11 (e)	700,088
1,100,000	B	Ford Motor Credit Co., Senior Unsecured Notes, 7.800% due 6/1/12	1,027,010

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Diversified Financial Services — 3.9% (continued)
		General Electric Capital Corp.:
		Notes:
$2,080,000	AAA	5.000% due 11/15/11	$2,073,250
145,000	AAA	5.875% due 2/15/12	148,685
55,000	AAA	5.000% due 4/10/12	54,527
710,000	AAA	6.150% due 8/7/37	728,183
40,000	AAA	Senior Unsecured Notes, 4.125% due 9/1/09	39,491
1,100,000		Subordinated Notes, 0.000% due 9/15/67 (e)	2,201,476
		General Electric Co.:
		Notes:
20,000	AAA	5.450% due 1/15/13	20,175
130,000	AAA	5.000% due 2/1/13	128,403
1,000,000	BB+	GMAC LLC, Bonds, 8.000% due 11/1/31 (b)	900,606
1,375,000	AA-	Goldman Sachs Group Inc., Notes, 5.250% due 10/15/13	1,331,080
		HSBC Finance Corp.:
		Notes:
585,000	AA-	4.125% due 11/16/09	570,885
20,000	AA-	8.000% due 7/15/10	21,423
50,000	AA-	6.375% due 10/15/11	51,383
270,000	A	ILFC E-Capital Trust II, 6.250% due 12/21/65 (a)(e)	262,032
240,000	AA	Irwin Land LLC, 5.300% due 12/15/35 (e)	224,726
310,000	A	JP Morgan Chase Capital XIII, 6.310% due 9/30/34 (a)	286,836
		JPMorgan Chase & Co.:
		Subordinated Notes:
355,000	A+	5.125% due 9/15/14	345,461
400,000	A+	5.150% due 10/1/15	382,051
		JPMorgan Chase Bank:
429,000	AA	8.750% due 11/28/21	417,846
775,000	AA-	Subordinated Notes, 6.000% due 7/5/17	789,066
		Lehman Brothers Holdings Inc.:
640,000	A+	Notes, 11.000% due 11/7/16	637,108
120,000	A+	Senior Notes, 5.250% due 2/6/12	116,541
		Merrill Lynch & Co. Inc.:
1,000,000	AA-	Notes, 8.680% due 5/2/17	989,400
1,584,000	AA-	Senior Unsecured Notes, 9.570% due 6/6/17	1,590,019
190,000	BBB+	MUFG Capital Finance 1 Ltd., 6.346% due 12/31/49 (a)	182,709
3,257,370	AAA	Residential Asset Securitization Trust, 6.000% due 7/25/37	3,272,190
		Residential Capital LLC:
		Company Guaranteed Notes:
875,000	BBB-	5.860% due 6/9/08	744,844
40,000	BBB-	7.460% due 4/17/09	32,050
525,000	BB+	8.690% due 4/17/09 (e)(j)	315,656
110,000	BBB-	7.595% due 5/22/09	87,037
960,000	BBB-	7.000% due 2/22/11	727,716
70,000	BBB	Resona Preferred Global Securities Cayman Ltd., 7.191% due 12/31/49 (a)(e)	70,495
		SLM Corp.:
3,000,000	BBB+	Notes, 3.625% due 3/17/08 (b)	2,955,735
1,200,000	BBB+	Senior Notes, 5.548% due 4/18/08 (b)(f)	1,183,914
637,085	AAA	Structured Asset Mortgage Investments Inc., Series , Class A3, 5.788% due 7/19/35 (b)	618,080
410,000	BB+	TNK-BP Finance SA, Company Guaranteed Notes, 7.500% due 7/18/16 (e)	405,900

		Total Diversified Financial Services	33,431,067

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Diversified Telecommunication Services — 1.1%
$ 170,000	A	AT&T Inc., Notes, 5.100% due 9/15/14	$163,988
		Bellsouth Corp.:
1,900,000	A	Notes, 4.240% due 4/26/08 (a)(b)	1,886,805
70,000	A	Senior Unsecured Notes, 4.750% due 11/15/12	67,854
295,000	BBB+	British Telecommunications PLC, Senior Unsecured Notes, 8.625% due 12/15/10	323,791
60,000	B-	Cincinnati Bell Telephone Co., Senior Notes, 7.000% due 2/15/15	57,900
		Citizens Communications Co.:
20,000	BB+	Notes, 9.250% due 5/15/11	21,550
		Senior Unsecured Notes:
25,000	BB+	7.125% due 3/15/19	23,937
55,000	BB+	7.875% due 1/15/27	51,837
220,000	A-	Deutsche Telekom International Finance BV, Senior Notes, 5.750% due 3/23/16	216,817
3,000,000	BBB-	Embarq Corp., Senior Unsecured Notes, 7.082% due 6/1/16 (b)	3,098,841
50,000	A	GTE Corp., Debentures Notes, 6.940% due 4/15/28	52,103
10,000	B	Intelsat Bermuda Ltd., Company Guaranteed Notes, 9.250% due 6/15/16	10,350
65,000	B-	Intelsat Corp., Company Guaranteed Notes, 9.000% due 6/15/16	66,625
95,000	CCC+	Level 3 Financing Inc., Company Guaranteed Notes, 9.250% due 11/1/14	91,912
		Qwest Communications International Inc.:
		Company Guaranteed Notes:
313,000	B+	9.058% due 2/15/09 (a)(j)	315,347
20,000	B+	7.250% due 2/15/11	19,900
300,000	BBB+	Royal KPN NV, Senior Unsubordinated Notes, 8.375% due 10/1/30	340,687
		Sprint Capital Corp.:
		Company Guaranteed Notes:
100,000	BBB	6.125% due 11/15/08	100,534
20,000	BBB	8.750% due 3/15/32	23,150
		Telecom Italia Capital SA:
		Company Guaranteed Notes:
30,000	BBB+	5.250% due 11/15/13	28,941
160,000	BBB+	4.950% due 9/30/14	150,099
770,000	BBB+	5.250% due 10/1/15	727,425
700,000	A	Verizon Communications Inc., Senior Unsecured Notes, Senior Unsecured Notes, 5.550% due 2/15/16 (b)	689,886
		Verizon Global Funding Corp.:
5,000	A	Debenture Notes, Senior Unsecured Notes, 6.875% due 6/15/12	5,312
165,000	A	Senior Unsecured Notes, 7.375% due 9/1/12	179,123
165,000	A	Verizon Maryland Inc., Senior Unsecured Notes, 5.125% due 6/15/33	136,542
340,000	A	Verizon New York Inc., 6.875% due 4/1/12	358,589

		Total Diversified Telecommunication Services	9,209,845

Electric Utilities — 0.8%
85,000	BB-	AES Corp., Secured Notes, 8.750% due 5/15/13 (e)	88,825
900,000	BBB+	DPL Inc., Senior Notes, 8.000% due 3/31/09 (b)(k)	937,023
135,000	BBB	Exelon Corp., Senior Unsecured Notes, 5.625% due 6/15/35	120,456
		FirstEnergy Corp.:
40,000	BBB-	6.450% due 11/15/11	41,350
640,000	BBB-	7.375% due 11/15/31	707,397
145,000	A	Florida Power & Light Co., 1st Mortgage Notes, 4.950% due 6/1/35	123,430
195,000	A-	Florida Power Corp., 1st Mortgage Notes, 5.900% due 3/1/33	187,939
5,000	A+	Hydro-Quebec, Global Debentures, Series JL, 6.300% due 5/11/11	5,249
		Midamerican Energy Holdings Co.:
225,000	BBB+	6.500% due 9/15/37	227,558

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Electric Utilities — 0.8% (continued)
		Senior Unsecured Notes:
$ 40,000	BBB+	5.875% due 10/1/12	$40,859
250,000	BBB+	5.950% due 5/15/37	235,291
618,882	BB+	Midwest Generation LLC, Pass Thru Certificates, 8.300% due 7/2/09 (b)	629,766
110,000	BBB+	Niagara Mohawk Power Corp., Senior Notes, 7.750% due 10/1/08	112,362
15,000	B	NRG Energy Inc., Company Guaranteed Notes, 7.375% due 1/15/17	14,775
250,000	BBB+	Pacific Gas & Electric Co, 6.050% due 3/1/34	245,659
800,000	BBB	PSEG Power LLC, Company Guaranteed Notes, 7.750% due 4/15/11 (b)	858,552
95,000	A-	Public Service Electric & Gas Co., 1St Mortgage Notes, 5.250% due 7/1/35	84,080
300,000	BBB+	Scottish Power PLC, 4.910% due 3/15/10	298,430
175,000	AA	SP PowerAssets Ltd., Notes, 3.800% due 10/22/08 (e)	172,106
2,000,000	BB+	SWEPCO Capital I, Company Guaranteed Notes, 5.250% due 10/1/43	1,996,510

		Total Electric Utilities	7,127,617

Electronic Equipment & Instruments — 0.0%
		NXP BV / NXP Funding LLC:
75,000	B	Company Guaranteed Notes, 9.500% due 10/15/15	65,062
15,000	BB	Secured Notes, 7.875% due 10/15/14	13,594

		Total Electronic Equipment & Instruments	78,656

Energy Equipment & Services — 0.1%
		Halliburton Co.:
100,000	A	Debentures Notes, 7.600% due 8/15/96 (e)	112,469
350,000	A	Senior Unsecured Notes, 5.500% due 10/15/10	354,410
60,000	BB-	Pride International Inc., Senior Unsecured Notes, 7.375% due 7/15/14	60,900
58,000	BB	Southern Natural Gas Co., Notes, 8.000% due 3/1/32	65,119
110,000	BB	Tennessee Gas Pipeline Co., Debentures Notes, 7.625% due 4/1/37	118,515

		Total Energy Equipment & Services	711,413

Food Products — 0.1%
600,000	A-	Kraft Foods Inc., Senior Unsecured Notes, 6.500% due 8/11/17	615,181

Gas Utilities — 0.0%
200,000	BBB	CenterPoint Energy Resources Corp., Notes, 6.150% due 5/1/16	203,088

Health Care Providers & Services — 0.3%
50,000	Ba1	AmerisourceBergen Corp., Company Guaranteed Notes, 5.875% due 9/15/15 (d)	48,643
140,000	B	DaVita Inc., Company Guaranteed Notes, 6.625% due 3/15/13	136,150
41,000	B+	Fresenius Medical Care Capital Trust II, Company Guaranteed Notes, 7.875% due 2/1/08	41,102
		HCA Inc.:
120,000	B-	Debentures Notes, 7.190% due 11/15/15	100,587
		Secured Notes:
1,260,000	BB-	9.250% due 11/15/16 (b)(e)	1,297,800
63,000	BB-	9.625% due 11/15/16 (e)(l)	65,284
		Senior Unsecured Notes:
30,000	B-	7.875% due 2/1/11	29,101
410,000	B-	6.250% due 2/15/13	352,600
29,000	B-	6.500% due 2/15/16	23,780
		Tenet Healthcare Corp.:
		Senior Notes:
76,000	CCC+	6.375% due 12/1/11	64,220
311,000	CCC+	9.875% due 7/1/14 (h)	276,790
150,000	BBB+	WellPoint Inc., 5.950% due 12/15/34	138,879

		Total Health Care Providers & Services	2,574,936

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Hotels, Restaurants & Leisure — 0.1%
		Boyd Gaming Corp.:
		Senior Subordinated Notes:
$ 25,000	B+	6.750% due 4/15/14	$23,750
80,000	B+	7.125% due 2/1/16	75,600
10,000	BB+	Hilton Hotels Corp., Senior Unsecured Notes, 7.625% due 5/15/08	10,100
30,000	B	Inn of the Mountain Gods Resort & Casino, Company Guaranteed Notes, 12.000% due 11/15/10	31,800
		Mandalay Resort Group:
20,000	BB	Notes, 7.000% due 11/15/36	20,250
10,000	BB	Senior Unsecured Notes, 9.500% due 8/1/08	10,275
		MGM Mirage:
		Company Guaranteed Notes:
35,000	BB	8.500% due 9/15/10	36,487
20,000	BB	6.625% due 7/15/15	18,925
130,000	BB	7.625% due 1/15/17	129,350
30,000	BB	Senior Notes, 6.750% due 9/1/12	29,250
		Mohegan Tribal Gaming Authority:
2,000	B	Company Guaranteed Notes, 6.375% due 7/15/09	1,975
10,000	B	Senior Subordinated Notes, 8.000% due 4/1/12	10,187
20,000	B+	River Rock Entertainment Authority, Secured Notes, 9.750% due 11/1/11	20,600
		Station Casinos Inc.:
28,000	B+	Senior Notes, 6.000% due 4/1/12	26,110
5,000	B	Senior Subordinated Notes, 6.875% due 3/1/16	4,212
95,000	B+	Senior Unsecured Notes, 7.750% due 8/15/16	91,438

		Total Hotels, Restaurants & Leisure	540,309

Household Products — 0.0%
20,000	CCC+	American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12	19,500

Independent Power Producers & Energy Traders — 0.1%
		NRG Energy Inc.:
		Company Guaranteed Notes:
115,000	B	7.250% due 2/1/14	114,138
40,000	B	7.375% due 2/1/16	39,600
		TXU Corp.:
755,000	BB-	Notes, 6.550% due 11/15/34	600,891
		Senior Unsecured Notes:
120,000	BB-	5.550% due 11/15/14	99,045
160,000	BB-	6.500% due 11/15/24	129,201

		Total Independent Power Producers & Energy Traders	982,875

Industrial Conglomerates — 0.1%
		Tyco International Group SA:
		Company Guaranteed Notes:
30,000	BBB	6.125% due 11/1/08	30,292
10,000	BBB	6.125% due 1/15/09	10,153
300,000	BBB	6.375% due 10/15/11	314,506
420,000	BBB	6.000% due 11/15/13	423,153
236,000	BBB	6.875% due 1/15/29	256,019

		Total Industrial Conglomerates	1,034,123

Insurance — 0.7%
245,000	AAA	Berkshire Hathaway Finance Corp., Company Guaranteed Notes, 4.750% due 5/15/12	243,986
700,000	BBB+	Metlife Inc., 6.400% due 12/15/36	638,724

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Insurance — 0.7% (continued)
$2,900,000	AA	Metropolitan Life Global Funding I, Notes, 5.560% due 5/17/10 (b)	$2,875,655
720,000	BBB	Travelers Cos. Inc., 6.250% due 3/15/37	679,653
1,200,000	BBB	United Dominion, 4.250% due 1/15/09	1,179,073

		Total Insurance	5,617,091

IT Services — 0.0%
110,000	BBB-	Electronic Data Systems Corp., 7.125% due 10/15/09	113,223
60,000	B-	Sungard Data Systems Inc., Company Guaranteed Notes, 9.125% due 8/15/13	62,250

		Total IT Services	175,473

Media — 1.0%
		Clear Channel Communications Inc.:
		Senior Notes:
10,000	B+	4.625% due 1/15/08	9,901
310,000	B+	5.500% due 9/15/14	242,131
100,000	B+	4.900% due 5/15/15	74,111
10,000	B+	Senior Unsecured Notes, 6.250% due 3/15/11	9,044
		Comcast Corp.:
		Company Guaranteed Notes:
30,000	BBB+	8.375% due 3/15/13	33,595
350,000	BBB+	6.500% due 1/15/15	361,556
210,000	BBB+	8.875% due 5/1/17	248,336
30,000	BBB+	5.875% due 2/15/18	29,352
80,000	BBB+	7.050% due 3/15/33	83,259
360,000	BBB+	6.500% due 11/15/35	351,597
250,000	BBB+	6.450% due 3/15/37	242,185
160,000	BBB-	COX Communications Inc., Notes, 3.875% due 10/1/08	157,080
		CSC Holdings Inc.:
4,000	B+	Debentures Notes, 7.875% due 2/15/18	3,770
65,000	B+	Senior Notes, 7.625% due 4/1/11	64,350
70,000	BB-	DirecTV Holdings LLC/DirecTV Financing Co., Senior Notes, 8.375% due 3/15/13	72,625
		Echostar DBS Corp.:
		Company Guaranteed Notes:
50,000	BB-	6.625% due 10/1/14	48,500
50,000	BB-	7.125% due 2/1/16	49,125
20,000	BB-	Echostar DBS Corp., Company Guaranteed Notes, 7.000% due 10/1/13	19,850
145,000	B+	Idearc Inc., Company Guaranteed Notes, 8.000% due 11/15/16	143,913
		Lamar Media Corp.:
		Company Guaranteed Notes:
40,000	B	7.250% due 1/1/13	40,000
50,000	B	6.625% due 8/15/15	48,000
		Liberty Media LLC:
10,000	BB+	Senior Notes, 5.700% due 5/15/13	9,295
640,000	BB+	Senior Unsecured Notes, 7.875% due 7/15/09	665,273
		News America Inc.:
		Company Guaranteed Notes:
125,000	BBB	8.500% due 2/23/25	147,367
315,000	BBB	7.625% due 11/30/28	335,632
35,000	BBB	6.200% due 12/15/34	32,602
70,000	BBB-	Rogers Cable Inc., Secured Notes, 6.750% due 3/15/15	72,422
1,000	B	Sinclair Broadcast Group Inc., Company Guaranteed Notes, 8.000% due 3/15/12	1,015
5,000	B	Sun Media Corp., Company Guaranteed Notes, 7.625% due 2/15/13	4,913

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Media — 1.0% (continued)
		Time Warner Inc.:
		Company Guaranteed Notes:
$ 275,000	BBB+	6.875% due 5/1/12	$288,542
385,000	BBB+	7.700% due 5/1/32	422,467
125,000	BBB+	Debentures Notes, 7.570% due 2/1/24	135,270
50,000	BBB+	Senior Notes, 8.375% due 7/15/33	58,197
4,000,000	BBB+	Time Warner Inc., Company Guaranteed Notes, 5.730% due 11/13/09 (b)	3,968,220
280,000	BBB+	Turner Broadcasting System Inc., Senior Notes, 8.375% due 7/1/13	314,588

		Total Media	8,788,083

Metals & Mining — 0.1%
100,000	A	Corp. Nacional del Cobre de Chile - CODELCO, Senior Notes, 4.750% due 10/15/14 (e)	95,021
190,000	BB	Freeport-McMoRan Copper & Gold Inc., Senior Unsecured Notes, 8.375% due 4/1/17	202,825
90,000	BB+	Steel Dynamics, Senior Notes, 6.750% due 4/1/15	87,075
250,000	BBB	Teck Cominco Ltd., Notes, 6.125% due 10/1/35	234,779
		Vale Overseas Ltd.:
		Company Guaranteed Notes:
40,000	BBB	8.250% due 1/17/34	47,124
550,000	BBB	6.875% due 11/21/36	559,680

		Total Metals & Mining	1,226,504

Multiline Retail — 0.0%
20,000	BBB-	JC Penney Corp. Inc., Debentures Notes, 7.400% due 4/1/37	20,774
80,000	BBB	Macys Retail Holdings Inc., Debentures Notes, 6.790% due 7/15/27	73,135

		Total Multiline Retail	93,909

Multi-Utilities — 0.1%
		Dominion Resources Inc./VA:
		Senior Notes:
175,000	BBB	5.125% due 12/15/09	173,983
80,000	BBB	4.750% due 12/15/10	78,374
330,000	BBB	5.700% due 9/17/12	331,651
105,000	BBB	Senior Unsecured Notes, 7.195% due 9/15/14	113,867
175,000	BBB	Energy East Corp., 6.750% due 7/15/36	181,489

		Total Multi-Utilities	879,364

Office Electronics — 0.0%
30,000	BBB-	Xerox Corp., Senior Unsecured Notes, 6.750% due 2/1/17	30,927

Oil, Gas & Consumable Fuels — 1.4%
1,305,000	BBB-	Anadarko Petroleum Corp., Senior Unsecured Notes, 6.450% due 9/15/36	1,272,414
		Atlantic Richfield Co.:
755,000	AA+	Debentures Notes, 9.125% due 3/1/11	860,883
40,000	AA+	Notes, 5.900% due 4/15/09	40,759
		Chesapeake Energy Corp.:
		Company Guaranteed Notes:
40,000	BB	6.375% due 6/15/15	38,450
30,000	BB	6.250% due 1/15/18	28,238
380,000	NR	ChevronTexaco Capital Co., Company Guaranteed Notes, 3.500% due 9/17/07	384,140
		Compagnie Generale de Geophysique-Veritas:
		Company Guaranteed Notes:
35,000	B+	7.500% due 5/15/15	35,350
110,000	B+	7.750% due 5/15/17	111,650
120,000	B	Complete Production Services Inc., Company Guaranteed Notes, 8.000% due 12/15/16	116,100

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Oil, Gas & Consumable Fuels — 1.4% (continued)
$ 80,000	A-	Conoco Funding Co., Company Guaranteed Notes, 7.250% due 10/15/31	$90,269
355,000	A-	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	390,253
160,000	B-	Dynegy Holdings Inc., Senior Unsecured Notes, 7.750% due 6/1/19 (e)	148,800
		Edison Mission Energy:
		Senior Notes:
220,000	BB-	7.200% due 5/15/19 (e)	209,000
50,000	BB-	7.625% due 5/15/27 (e)	46,750
		El Paso Corp.:
700,000	BB-	Notes, 6.950% due 12/15/07 (b)	707,037
325,000	BB-	Senior Notes, 7.750% due 1/15/32	325,202
227,000	BB-	Senior Unsecured Notes, 7.800% due 8/1/31	227,159
9,000	BB	El Paso Natural Gas Co., 8.375% due 6/15/32	10,503
		Gaz Capital for Gazprom:
350,000	BBB	Notes, 6.212% due 11/22/16 (e)	338,100
300,000	BBB	Senior Unsecured Notes, 6.510% due 3/7/22 (e)	290,700
510,000	BBB-	Hess Corp., Notes, 7.300% due 8/15/31	556,211
875,000	BBB-	Kerr-McGee Corp., Company Guaranteed Notes, 7.875% due 9/15/31	1,010,242
		Kinder Morgan Energy Partners LP:
70,000	BBB	Senior Notes, 6.300% due 2/1/09	70,936
300,000	BBB	Senior Unsecured Notes, 6.750% due 3/15/11	310,600
55,000	BB+	OPTI Canada Inc., Company Guaranteed Notes, 8.250% due 12/15/14 (e)	55,963
39,000	BB	Peabody Energy Corp., Company Guaranteed Notes, 6.875% due 3/15/13	39,098
370,000	BBB	Pemex Project Funding Master Trust, Company Guaranteed Notes, 7.375% due 12/15/14	405,227
		Petrozuata Finance Inc.,
283,000		8.220% due 4/1/17	284,415
30,000	B	Company Guaranteed Notes, 8.220% due 4/1/17 (e)	30,150
		Pogo Producing Co.:
50,000	B+	Senior Subordinated Notes, 6.875% due 10/1/17	50,625
25,000	B+	Senior Unsecured Notes, 6.625% due 3/15/15	25,313
1,455,000	BB	Sabine Pass LNG LP, Secured Notes, 7.250% due 11/30/13	1,418,625
90,000	AAA	SeaRiver Maritime Inc., Company Guaranteed Notes, zero coupon bond to yield, 3.904% due 9/1/12	70,754
25,000	B1	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (d)(e)	24,188
500,000	BB-	Sonat Inc, Notes, 6.750% due 10/1/07	503,750
40,000	BB	Southern Natural Gas Co., Notes, 5.900% due 4/1/17	39,080
49,000	BB-	Teekay Shipping Corp., Senior Notes, 8.875% due 7/15/11	50,715
50,000	BBB	Western Oil Sands Inc., Secured Notes, 8.375% due 5/1/12	55,375
		Williams Cos. Inc.:
323,000	BB	Notes, 8.750% due 3/15/32	369,028
130,000	BB	Senior Unsecured Notes, 7.750% due 6/15/31	135,525
		XTO Energy Inc.:
		Senior Notes:
540,000	BBB	7.500% due 4/15/12	589,005
30,000	BBB	6.250% due 4/15/13	30,949

		Total Oil, Gas & Consumable Fuels	11,797,531

Paper & Forest Products — 0.1%
1,000	B	Georgia-Pacific Corp., Notes, 8.125% due 5/15/11	1,010
475,000	BBB	Weyerhaeuser Co., Notes, 6.750% due 3/15/12	490,229

		Total Paper & Forest Products	491,239

Real Estate Investment Trusts (REITs) — 1.1%
675,000	BBB-	Brandywine Operating Partnership LP, Company Guaranteed Notes, 4.500% due 11/1/09	662,254
625,000	BBB	BRE Properties Inc., Senior Unsecured Notes, 7.450% due 1/15/11	661,989
1,100,000	BBB	Developers Diversified Realty Corp., Notes, 5.250% due 4/15/11	1,094,767
1,100,000	BBB-	Equity One Inc., Company Guaranteed Notes, 3.875% due 4/15/09	1,072,341

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Real Estate Investment Trusts (REITs) — 1.1% (continued)
		Forest City Enterprises Inc.:
$ 10,000	BB-	Notes, 7.625% due 6/1/15	$9,450
19,000	BB-	Senior Notes, 6.500% due 2/1/17	17,005
		Health Care Property Investors Inc., Senior Notes:
820,000	BBB	5.950% due 9/15/11	828,829
700,000	BBB	6.450% due 6/25/12	719,711
9,000	BBB-	Health Care REIT Inc., Notes, 8.000% due 9/12/12	9,889
30,000	BB	Host Marriott LP, Company Guaranteed Notes, 6.750% due 6/1/16	29,325
300,000	BBB	iStar Financial Inc., Senior Unsecured Notes, 5.800% due 3/15/11 (b)	296,337
1,700,000	BBB-	Nationwide Health Properties Inc., Notes, 7.920% due 3/18/09	1,748,651
330,000	B-	Realogy Corp., Senior Subordinated Notes, Senior Subordinated Notes, 12.375% due 4/15/15 (e)	243,788
		Rouse Co.:
980,000	BB+	3.625% due 3/15/09	952,023
325,000	BB+	5.375% due 11/26/13	299,653
800,000	BBB	UDR Inc., 5.000% due 1/15/12	786,866
		Ventas Realty LP/Ventas Capital Corp.:
		Company Guaranteed Notes:
10,000	BB+	8.750% due 5/1/09	10,425
30,000	BB+	6.750% due 6/1/10	30,075
30,000	BB+	9.000% due 5/1/12	32,325
20,000	BB+	6.750% due 4/1/17	19,550

		Total Real Estate Investment Trusts (REITs)	9,525,253

Road & Rail — 0.0%
10,000	B-	Kansas City Southern Railway, Company Guaranteed Notes, 9.500% due 10/1/08	10,213
20,000	BBB+	Norfolk Southern Corp., Senior Notes, 6.750% due 2/15/11	21,079
		Union Pacific Corp.:
		Notes:
45,000	BBB	6.650% due 1/15/11	46,833
140,000	BBB	5.375% due 5/1/14	137,233

		Total Road & Rail	215,358

Software — 0.1%
600,000	A	Oracle Corp. and Ozark Holding Inc., 5.000% due 1/15/11	597,490

Specialty Retail — 0.0%
30,000	B1	Amerigas Partners LP, Senior Unsecured Notes, 7.250% due 5/20/15 (d)	29,250
60,000	B-	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	57,600

		Total Specialty Retail	86,850

Textiles, Apparel & Luxury Goods — 0.0%
30,000	B	Oxford Industries Inc., Company Guaranteed Notes, 8.875% due 6/1/11	30,225

Thrifts & Mortgage Finance — 0.3%
1,000,000	A-	Countrywide Financial Corp., Company Guaranteed Notes, 5.580% due 3/24/09	915,853
320,000	A-	Countrywide Home Loans Inc., Company Guaranteed Notes, 5.665% due 2/27/08 (a)	310,047
		Wells Fargo Mortgage Backed Securities Trust:
400,000	AAA	Series 7, Class 2A4, 5.775% due 4/25/36	393,035
1,190,990	Aaa	Series 7, Class A96, 6.000% due 8/25/37 (d)	1,186,771

		Total Thrifts & Mortgage Finance	2,805,706

Tobacco — 0.1%
		Altria Group Inc.:
300,000	BBB	Debentures Notes, 7.750% due 1/15/27	366,035
145,000	BBB	Senior Unsecured Notes, 7.000% due 11/4/13	157,222
85,000	BBB	Reynolds American Inc., Company Guaranteed Notes, 7.250% due 6/1/12	89,528

		Total Tobacco	612,785

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount		Rating‡	Security	Value

Wireless Telecommunication Services — 0.1%
$ 55,000		A	New Cingular Wireless Services Inc., Senior Unsubordinated Notes, 8.125% due 5/1/12	$60,888
			Nextel Communications Inc.:
			Company Guaranteed Notes:
700,000		BBB	6.875% due 10/31/13	700,837
15,000		BBB	5.950% due 3/15/14	14,331
60,000		BBB	7.375% due 8/1/15	60,451
10,000		BBB-	Rogers Wireless Inc., Secured Notes, 6.375% due 3/1/14	10,136

			Total Wireless Telecommunication Services	846,643

			TOTAL CORPORATE BONDS & NOTES (Cost — $141,477,222)	139,623,750

MUNICIPAL BONDS — 0.3%

Illinois — 0.0%
170,000		AAA	Chicago IL, GO, Drivers, Series 1287, FSA-Insured, 5.741% due 1/1/14 (a)(b)	155,276
210,000		AA	Illinois State, GO, 5.100% due 6/1/33	195,787

			Total Illinois	351,063

New York — 0.0%
130,000		AA+	New York City Municipal Water Finance Authority, Water & Sewer System Revenue, Drivers, Series 1289, 5.781% due 12/15/13 (a)(b)(f)	121,332

Oregon — 0.1%
600,000		AAA	Oregon School Boards Association GO, Series A, FGIC-Insured, zero coupon bond to yield, 0.002% due 6/30/09 (i)	547,464

Virginia — 0.2%
1,698,241		AAA	Virginia Housing Development Authority, Series C, 6.000% due 6/25/34	1,698,190

			TOTAL MUNICIPAL BONDS (Cost — $2,718,666)	2,718,049

SENIOR LOANS — 0.1%
1,296,750		AAA	MGM Studios Term B1, 8.410% due 4/8/12 (Cost — $1,296,750)(d)(e)(f)	1,231,912

			TOTAL SENIOR LOANS	1,231,912

SOVEREIGN BONDS — 1.1% +

Brazil — 0.3%
			Federative Republic of Brazil:
2,500,000	BRL	BB+	12.500% due 1/5/22	1,518,270
70,000		BB+	8.875% due 4/15/24	86,800
101,000		BB+	10.125% due 5/15/27	141,652
193,000		BB+	11.000% due 8/17/40	255,677

			Total Brazil	2,002,399

Canada — 0.0%
170,000		NR	Province of Ontario Canada, 3.500% due 9/17/07	174,294

Colombia — 0.0%
100,000		BBB-	Colombia Government International Bond, 7.375% due 9/18/37	106,300

Hong Kong — 0.1%
1,000,000		AA	Hong Kong Government International Bond, 5.125% due 8/1/14 (b)(e)	993,473

Mexico — 0.2%
			United Mexican States:
1,253,000		BBB	6.750% due 9/27/34	1,363,890
160,000		BBB	Medium-Term Notes, 5.625% due 1/15/17	160,320
275,000		BBB	Series A, 6.375% due 1/16/13	286,688

			Total Mexico	1,810,898

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Panama — 0.0%
$ 16,000	BB	Republic of Panama, 6.700% due 1/26/36	$15,920

Russia — 0.2%
1,024,850	BAA2	Russian Federation, 7.500% due 3/31/30	1,141,296

South Korea — 0.1%
1,050,000	A	Export-Import Bank of Korea, Notes, 5.580% due 10/4/11 (a)(e)	1,051,050

United Kingdom — 0.2%
900,000 GBP	AAA	United Kingdom Treasury Notes, 4.250% due 3/7/11	1,752,860

		TOTAL SOVEREIGN BONDS (Cost — $8,431,449)	9,048,490

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 17.5%
U.S. GOVERNMENT OBLIGATIONS — 15.9%
		U.S. Treasury Bonds:
60,000		8.875% due 8/15/17	80,119
3,477,000		8.125% due 8/15/19	4,536,129
840,000		8.000% due 11/15/21	1,110,966
5,424,090		2.375% due 1/15/27	5,403,327
12,140,000		6.125% due 11/15/27	14,082,412
115,000		4.500% due 2/15/36	109,043
860,000		4.750% due 2/15/37 (b)	848,578
		U.S. Treasury Notes:
5,200,000		4.375% due 12/31/07	5,205,283
1,400,000		4.625% due 3/31/08	1,402,736
3,070,000		3.750% due 5/15/08 (b)	3,055,371
80,000		3.875% due 5/15/09	79,575
210,000		4.625% due 7/31/09	211,788
5,226,000		3.500% due 11/15/09	5,151,289
1,400,000		4.125% due 8/15/10	1,398,579
50,000		4.625% due 10/31/11	50,750
600,000		4.750% due 1/31/12	611,906
42,745,000		4.875% due 2/15/12	43,913,819
16,752,000		4.500% due 3/31/12	16,919,537
400,000		4.500% due 4/30/12	404,188
14,350,000		4.250% due 11/15/14 (b)	14,213,230
11,010,000		5.125% due 5/15/16	11,484,817
929,844		2.375% due 1/15/17 (b)	928,973
850,000		4.500% due 5/15/17	846,680
480,000		4.750% due 8/15/17 (b)	488,025
1,700,000		5.000% due 5/15/37	1,745,555
		U.S. Treasury Strip Principal (STRIPS):
3,145,000		4.860% due 8/15/19 (i)	1,765,597
2,000,000		5.425% due 11/15/24 (i)	855,320

		TOTAL U.S. GOVERNMENT OBLIGATIONS	136,903,592

U.S GOVERNMENT AGENCIES — 1.6%
240,000	AAA	Federal Agricultural Mortgage Corp.(FAMC), 4.250% due 7/29/08	238,406
400,000	AAA	Federal Farm Credit Bank (FFCB), 4.875% due 4/4/12	401,782
		Federal Home Loan Bank (FHLB):
70,000	AAA	3.500% due 11/15/07	69,759
580,000	AAA	5.125% due 6/13/08	580,197
1,480,000	AAA	5.500% due 5/21/09	1,480,466

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value
U.S GOVERNMENT AGENCIES — 1.6% (continued)
$ 1,109,000	AAA	Federal Home Loan Bank (Fico) (FHLB), 5.280% due 9/26/19	$601,445
		Federal Home Loan Mortgage Corp. (FHLMC):
1,120,000	AAA	4.375% due 11/16/07	1,117,964
307	AAA	10.250% due 2/1/10	330
380,000	AAA	4.750% due 1/18/11	380,715
850,000	AAA	6.750% due 3/15/31	1,010,112
470,000	AAA	5.625% due 11/23/35	459,251
		Federal National Mortgage Association (FNMA):
2,100,000	AAA	4.250% due 9/15/07	2,099,200
1,500,000	AAA	3.250% due 11/15/07	1,494,066
670,000	AA-	5.250% due 8/1/12	680,551
2,075,000	AA-	5.125% due 1/2/14	2,081,848
1,170,000	AAA	5.550% due 2/16/17	1,172,359

		TOTAL U.S GOVERNMENT AGENCIES	13,868,451

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $148,916,187)	150,772,043

U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.9%
		U.S. Treasury Bonds, Inflation Indexed:
200,000		4.500% due 3/31/09	200,844
1,988,834		2.000% due 4/15/12 (b)	1,958,536
187,906		2.375% due 1/15/25	186,805
965,770		2.000% due 1/15/26 (b)	906,618
		U.S. Treasury Notes, Inflation Indexed:
406,926		0.875% due 4/15/10 (b)	389,123
1,039,203		2.375% due 4/15/11 (b)	1,037,092
11,053		2.000% due 7/15/14	10,804
310,639		1.875% due 7/15/15	299,573
545,870		2.000% due 1/15/16	529,495
2,042,746		2.500% due 7/15/16 (b)	2,064,930

		TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $7,614,331)	7,583,820

Shares
CONVERTIBLE PREFERRED STOCK — 0.0%
CONSUMER DISCRETIONARY — 0.0%

Automobiles — 0.0%
3,000		General Motors Corp., 6.125% due 3/6/32	63,870

TELECOMMUNICATION SERVICES — 0.0%

Diversified Telecommunication Services — 0.0%
35		McLeodUSA Inc., 2.500% due 4/18/12 (m)*	0

		TOTAL CONVERTIBLE PREFERRED STOCK (Cost — $74,125)	63,870

PREFERRED STOCK — 0.0%
FINANCIALS — 0.0%

Diversified Financial Services — 0.0%
100		Home Ownership Funding CP II, 1.000% (e)(f)	15,330

		TOTAL PREFERRED STOCK (Cost — $63,255)	15,330

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Contracts		Security	Value
PURCHASED OPTIONS — 0.3%

United States — 0.3%
1,200,000	EUR	Euro vs. U.S. Dollar, Put @ $1.38, expires 5/21/10	$60,633
1,200,000	EUR	Euro vs. U.S. Dollar, Call @ $1.38, expires 5/21/10	67,909
152		Eurodollar Futures, Call @ $95.00, expires 9/14/07	170,050
282		Eurodollar Futures, Call @ $95.25, expires 9/14/07	163,913
140		Eurodollar Futures, Put @ $90.25, expires 9/17/07	875
90		Eurodollar Futures, Put @ $91.75, expires 9/17/07	562
85		Eurodollar Futures, Call @ $94.63, expires 9/17/07	9,562
15		Eurodollar Futures, Call @ $95.00, expires 9/17/07	281
90		Eurodollar Futures, Put @ $91.25, expires 12/17/07	562
73		Eurodollar Futures, Put @ $91.75, expires 12/17/07	456
93		Eurodollar Futures, Call @ $95.25, expires 12/17/07	36,038
44		Eurodollar Futures, Call @ $95.25, expires 3/17/08	39,325
13,300,000		Swaption, 3 Month LIBOR, Call @ $5.00, expires 12/20/07	99,908
23,400,000		Swaption, 3 Month LIBOR, Call @ $5.00, expires 2/1/08	193,534
10,100,000		Swaption, 3 Month LIBOR, Call @ $4.75, expires 3/31/08	65,012
4,600,000		Swaption, 3 Month LIBOR, Call @ $4.75, expires 3/31/08	29,610
28,000,000		Swaption, 3 Month LIBOR, Call @ $4.75, expires 9/26/08	212,213
13,300,000		Swaption, 3 Month LIBOR, Call @ $4.75, expires 9/26/08	100,801
8,000,000		Swaption, 3 Month LIBOR, Call @ $4.75, expires 9/26/08	60,632
27,000,000		Swaption, 3 Month LIBOR, Call @ $4.75, expires 12/15/08	211,415
44,300,000		Swaption, 3 Month LIBOR, Call @ $5.00, expires 12/15/08	449,700
5,300,000	JPY	U.S. Dollar vs. Japanese Yen, Call @ JPY104.00, expires 3/17/10	329,867
5,300,000	JPY	U.S. Dollar vs. Japanese Yen, Put @ JPY104.00, expires 3/17/10	240,106
2,000,000	JPY	U.S. Dollar vs. Japanese Yen, Put @ JPY104.65, expires 3/31/10	95,968
2,000,000	JPY	U.S. Dollar vs. Japanese Yen, Call @ JPY104.65, expires 3/31/10	116,668

		Total United States	2,755,600

		TOTAL PURCHASED OPTIONS (Cost — $1,936,422)	2,755,600

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $960,409,240)	959,009,910

Face Amount
SHORT-TERM INVESTMENTS (o) — 10.9%
CERTIFICATE OF DEPOSIT — 0.7%
$5,800,000		Danske Corp., 5.417% due 9/7/07 (Cost — $5,794,770) (b)(i)	5,794,770

COMMERCIAL PAPER — 1.7%
5,800,000		Rabobank USA Finance Corp., 5.233% due 9/4/07 (i)	5,797,472
5,800,000		Total Fina Elf, 5.283% due 9/4/07 (b)(f)(i)	5,797,448
3,000,000		UBS Finance Delaware LLC, 5.203% due 9/4/07 (b)(i)	2,998,700

		TOTAL COMMERCIAL PAPER (Cost — $14,593,620)	14,593,620

MONEY MARKET FUND — 0.2%
2,319,176		BBH Securities Lending Trust, (Cost — $2,319,176) (p)	2,319,176

REPURCHASE AGREEMENTS — 0.8%
1,000,000		Credit Suisse Securities (USA) LLC repurchase agreement dated 8/31/07, 5.10% due 9/4/07, Proceeds at maturity — $1,000,567; (Fully collateralized by Inflation Indexed U.S. Treasury Notes, 1.625% due 1/15/15; Market Value — ($1,024,965)	1,000,000
5,841,000		Credit Suisse Securities (USA) LLC repurchase agreement dated 8/22/07, 5.10% due 9/24/07, Proceeds at maturity — $5,860,859; (Fully collateralized by Federal Home Loan Mortgage Corp., 5.00% due 8/1/19; Market Value — ($6,312,324)	5,841,000

		TOTAL REPURCHASE AGREEMENTS (Cost — $6,841,000)	6,841,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†		Security	Value
TIME DEPOSITS — 7.2%
		Bank of America — London:
$45,927,370		4.440% due 9/1/07	$45,927,370
474,504	GBP	5.270% due 9/1/07	956,957
		BBH — Grand Cayman:
15,364,866		4.440% due 9/1/07	15,364,866
5,614	AUD	5.510% due 9/1/07	4,579

		TOTAL TIME DEPOSITS (Cost — $62,253,772)	62,253,772

U.S. GOVERNMENT AGENCY — 0.2%
1,530,000		Federal National Mortgage Association (FNMA), Discount Notes, 4.968% due 3/17/08 (Cost — $1,488,496) (i)	1,488,496

U.S. GOVERNMENT OBLIGATION — 0.1%
805,000		U.S. Treasury Bill, 4.700% due 9/13/07 (Cost — $803,754) (i)(n)	803,754

		TOTAL SHORT-TERM INVESTMENTS (Cost — $94,094,588)	94,094,588

		TOTAL INVESTMENTS — 122.3% (Cost — $1,054,503,828#)	1,053,104,499
		Liabilities in Excess of Other Assets — (22.3%)	(192,015,052)

		TOTAL NET ASSETS — 100.0%	$861,089,447

†	Face amount denominated in U.S. dollars, unless otherwise noted.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.
*	Non-income producing securities.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2007.
(b)	All or a portion of this security is segregated for open futures contracts, extended settlements, written options, swap contracts, foreign currency contracts, TBA’s and short sales.
(c)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(d)	Rating by Moody’s Investors Service. All ratings are unaudited.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(f)	Illiquid security.
(g)	Interest only security.
(h)	All or a portion of this security is on loan (See Note 1).
(i)	Rate shown represents yield-to-maturity.
(j)	Variable rate securities. Coupon rates disclosed are those which are in effect at {Report Date}.
(k)	Rating by Fitch Ratings Service. All ratings are unaudited.
(l)	Payment-kind security for which part of the income earned maybe paid as additional principal.
(m)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(n)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(o)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 10.5%.
(p)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $1,058,102,489.

See pages 122 and 123 for definition of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Abbreviations used in this schedule:

CPI	—	Consumer Price Index
FGIC	—	Financial Guaranty Insurance Company
FSA	—	Financial Security Assurancy
GO	—	General Obligation
LIBOR	—	London Interbank Offered Rate
MASTR	—	Mortgage Asset Securitization Transactions Inc.
PAC	—	Planned Facilities Authority
PFA	—	Public Facilities Authority
STRIPS	—	Separate Trading of Registered Interest and Principals

Summary of Investments by Security Type*
Mortgage-Backed Securities	44.6%
U.S. Government & Agency Obligations	14.3
Collateralized Mortgage Obligations	14.2
Corporate Bonds & Notes	13.3
Asset-Backed Securities	2.5
Sovereign Bonds	0.9
U.S. Treasury Inflation Protected Securities	0.7
Purchased Options	0.3
Senior Loans	0.1
Municipal Bonds	0.2
Convertible Preferred Stock	0.0	**
Preferred Stocks	0.0	**
Short-Term Investments	8.9

	100.0%

*	As a percentage of total investments.
**	Position represents less than 0.1%.

Schedule of Written Options

Contracts	Security Name	Expiration Date	Strike Price	Value

United States
66	Eurodollar Futures, Call	3/17/08	$95.50	$40,838
5,800,000	Swaption, 3 Month LIBOR, Call	12/24/07	5.15	87,331
10,100,000	Swaption, 3 Month LIBOR, Call	2/1/08	5.10	150,423
4,000,000	Swaption, 3 Month LIBOR, Put	3/31/08	4.95	50,944
2,000,000	Swaption, 3 Month LIBOR, Put	3/31/08	4.90	23,433
12,100,000	Swaption, 3 Month LIBOR, Put	9/26/08	4.95	178,866
5,800,000	Swaption, 3 Month LIBOR, Call	9/26/08	4.95	85,737
3,500,000	Swaption, 3 Month LIBOR, Call	9/26/08	4.95	51,738
9,100,000	Swaption, 3 Month LIBOR, Put	12/15/08	5.00	162,873
14,800,000	Swaption, 3 Month LIBOR, Call	12/15/08	5.20	340,163

	Total United States			1,172,346

	TOTAL WRITTEN OPTIONS (Premiums received — $773,566)			$1,172,346

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Schedule of Securities Sold Short

Face Amount	Security	Value
	Federal National Mortgage Association (FNMA)
$40,700,000	5.500% due 9/01/21-9/01/36 (a)	$39,887,213
900,000	6.500% due 9/01/36 (a)	913,640
21,500,000	5.000% due 9/01/37 (a)	20,435,084
27,400,000	6.000% due 9/01/37 (a)	27,370,024
	U.S. Treasury Notes
1,800,000	6.000% due 8/15/09	1,861,033
6,800,000	4.250% due 11/15/14	6,735,189
18,800,000	4.625% due 2/15/17	18,913,101

	TOTAL OPEN SHORT SALES (Proceeds — $115,448,667)	$116,115,284

(a)	This security is traded on a to-be-announced (TBA) basis (See note1).

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value
CORPORATE BONDS & NOTES — 90.4%

Aerospace & Defense — 0.12%
$ 220,000	B+	Alliant Techsystem Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$216,150
240,000	BB	Bombardier Inc., Notes, 6.300% due 5/1/14 (a)	230,400
360,000	B	DRS Technologies Inc., 7.625% due 2/1/18	354,600
205,000	BB+	L-3 Communications Corp., Senior Subordinated Notes, 5.875% due 1/15/15	195,262

		Total Aerospace & Defense	996,412

Airlines — 1.0%
100,000	CCC+	Continental Airlines Inc., 8.750% due 12/1/11	94,000
505,000	B-	DAE Aviation Holdings Inc., Company Guaranteed Notes, 11.250% due 8/1/15 (a)	505,000
271,057	BB+	United Airlines Inc., Pass-Through Certificates, Series 2000-2, Senior Secured Notes, 7.032% due 10/1/10 (b)	272,329

		Total Airlines	871,329

Auto Components — 0.5%
170,000	CCC+	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	136,850
296,000	CCC+	Visteon Corp., Senior Unsecured Notes, 8.250% due 8/1/10 (c)	254,560

		Total Auto Components	391,410

Automobiles — 1.3%
300,000	CCC+	Ford Motor Co., Debentures, 8.875% due 1/15/22	252,000
		General Motors Corp.:
515,000	B-	Debentures Notes, 8.250% due 7/15/23 (c)	413,287
115,000	B-	Notes, 7.200% due 1/15/11 (c)	102,062
480,000	B-	Senior Unsubordinated Notes, 8.375% due 7/15/33 (c)	387,600

		Total Automobiles	1,154,949

Building Products — 0.6%
		Associated Materials Inc.:
65,000	CCC	Company Guaranteed Notes, 9.750% due 4/15/12 (c)	66,300
280,000	CCC	Senior Discount Notes, step bond to yield, 11.250% due 3/1/14 (c)	184,100
145,000	CCC+	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	126,150
270,000	CCC+	NTK Holdings Inc., Senior Discount Notes, step bond to yield, 0.000% due 3/1/14 (c)	170,100

		Total Building Products	546,650

Capital Markets — 0.2%
160,000	BB-	E*Trade Financial Corp., Senior Unsecured Notes, 7.375% due 9/15/13	143,200

Chemicals — 1.0%
15,000	B+	Arco Chemical Co., Debentures, 10.250% due 11/1/10 (d)	16,200
145,000	B-	Georgia Gulf Corp., Company Guaranteed Notes, 9.500% due 10/15/14 (c)	134,850
80,000	B	Huntsman International LLC, Company Guaranteed Notes, 7.875% due 11/15/14	84,000
		Lyondell Chemical Co.:
		Company Guaranteed Notes:
50,000	B+	8.000% due 9/15/14	54,625
45,000	B+	8.250% due 9/15/16	50,625
95,000	BB+	Notes, 10.500% due 6/1/13	102,837
480,000	B	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (a)	420,000
27,000	BB+	Westlake Chemical Corp., Company Guaranteed Notes, 6.625% due 1/15/16	24,975

		Total Chemicals	888,112

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Commercial Services & Supplies — 4.6%
$ 335,000	B-	ACE Cash Express Inc., Senior Notes, 10.250% due 10/1/14 (a)	$335,000
85,000	BB+	Allied Waste North America Inc., 6.875% due 6/1/17	82,875
480,000	B-	Aramark Corp., Company Guaranteed Notes, 8.500% due 2/1/15	480,600
210,000	B-	Cardtronics Inc., 9.250% due 8/15/13	200,550
285,000	B-	Cenveo Corp., Senior Subordinated Notes, 7.875% due 12/1/13	262,200
767,000	B	DI Finance/DynCorp. International, Senior Subordinated Notes, 9.500% due 2/15/13	782,340
205,000	NR	Dollar Financial Corp., Senior Notes, 2.875% due 6/30/27 (a)	185,002
		Interface Inc.:
240,000	CCC+	Company Guaranteed Notes, 9.500% due 2/1/14	249,600
280,000	B	Senior Notes, 10.375% due 2/1/10	291,200
350,000	B-	Neff Corp., Senior Notes, 10.000% due 6/1/15 (a)	309,750
40,000	B-	Rental Service Corp., Company Guaranteed Notes, 9.500% due 12/1/14	39,350
340,000	B	RH Donnelley Corp., Senior Discount Notes, step bond to yield, 6.875% due 1/15/13	322,150
110,000	BB-	Service Corp. International/US, Senior Unsecured Notes, 6.750% due 4/1/16	104,225
265,000	BB-	Windstream Corp., Company Guaranteed Notes, 8.625% due 8/1/16	278,250

		Total Commercial Services & Supplies	3,923,092

Communication Equipment — 0.8%
135,000	NR	Arris Group Inc., Senior Unsecured Notes, 2.000% due 11/15/26	157,623
475,000	B-	Nortel Networks Ltd., 10.125% due 7/15/13 (a)	488,062

		Total Communication Equipment	645,685

Computers & Peripherals — 0.8%
95,000	CCC+	Activant Solutions Inc., 9.500% due 5/1/16	84,312
165,000	NR	Charys Holding Co Inc., Senior Notes, 8.750% due 2/16/12 (a)	148,500
460,000	B-	Sungard Data Systems Inc., 10.250% due 8/15/15	476,100

		Total Computers & Peripherals	708,912

Consumer Finance — 1.9%
		Ford Motor Credit Co.:
85,000	B	Notes, 7.375% due 2/1/11	78,559
		Senior Notes:
775,000	B	5.800% due 1/12/09	730,490
295,000	B	9.875% due 8/10/11	291,449
		Unsecured Notes:
160,000	B	8.625% due 11/1/10	152,955
62,500	B	8.105% due 1/13/12 (e)	57,289
125,000	B	8.000% due 12/15/16	115,535
240,000	BB+	General Motors Acceptance Corp., Notes, 6.875% due 8/28/12	212,232

		Total Consumer Finance	1,638,509

Containers & Packaging — 1.6%
223,000	CCC+	Graham Packaging Co. Inc., Company Guaranteed Notes, 9.875% due 10/15/14 (c)	219,655
220,000	B-	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	223,300
145,000	BB-	Greif Inc., Senior Unsecured Notes, 6.750% due 2/1/17	142,100
440,000	B	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (a)	448,800
255,000	CCC	Portola Packaging Inc., 8.250% due 2/1/12 (c)	215,475
150,000	CCC+	Smurfit-Stone Container Enterprises Inc., Senior Unsecured Notes, 8.000% due 3/15/17	143,812

		Total Containers & Packaging	1,393,142

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Diversified Consumer Services — 1.9%
$ 185,000	CCC+	Allied Security Escrow Corp., Notes, 11.375% due 7/15/11	$185,000
		Education Management LLC / Education Management Corp.:
		Company Guaranteed Notes:
45,000	CCC+	8.750% due 6/1/14	45,900
165,000	CCC+	10.250% due 6/1/16 (c)	171,187
390,000	B	Hertz Corp., Company Guaranteed Notes, 10.500% due 1/1/16	423,150
250,000	CCC+	Pegasus Solutions Inc., Senior Notes, 10.500% due 4/15/15 (a)	234,375
175,000	B-	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (a)	182,875
260,000	B-	Rental Services Corp., 9.500% due 12/1/14 (a)	255,775
140,000	B-	TeamHealth Inc., 11.250% due 12/1/13	149,100

		Total Diversified Consumer Services	1,647,362

Diversified Financial Services — 5.4%
880,000	CCC+	AAC Group Holding Corp., step bond to yield, 10.250% due 10/1/12	761,200
240,000	B-	Algoma Acquisition Corp., Senior Unsecured Notes, 9.875% due 6/15/15 (a)	225,600
350,000	B+	AmeriCredit Corp., Senior Notes, 8.500% due 7/1/15 (a)	301,000
630,000	B	Basell AF SCA, Senior Subordinated Notes, 8.375% due 8/15/15 (a)	563,850
105,000	CCC+	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	100,800
155,000	B+	Galaxy Entertainment Finance Co., Ltd., Senior Notes, 10.409% due 12/15/10 (a)(e)	157,325
		GMAC LLC:
560,000	BB+	Bonds, 8.000% due 11/1/31	504,339
1,045,000	BB+	Notes, 6.750% due 12/1/14	888,065
		Hawker Beechcraft Acquisition Co. LLC / Hawker Beechcraft Notes Co.:
105,000	B-	Senior Notes, 8.875% due 4/1/15 (a)(f)	102,637
130,000	B-	Senior Subordinated Notes, 9.750% due 4/1/17 (a)	129,025
175,000	CCC	KAR Holdings Inc., Senior Notes, 8.750% due 5/1/14 (a)	158,375
65,000	B-	PGS Solutions Inc., 9.625% due 2/15/15 (a)	60,450
		Residential Capital LLC:
		Company Guaranteed Notes:
5,000	BB+	8.690% due 4/17/09 (a)(e)	3,006
190,000	BBB-	7.500% due 6/1/12	144,533
180,000	B-	Sensus Metering Systems Inc., Senior Subordinated Notes, 8.625% due 12/15/13	172,800
105,000	B	Snoqualmie Entertainment Authority, 9.063% due 2/1/14 (a)(e)	103,031
250,000	CCC+	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	235,000

		Total Diversified Financial Services	4,611,036

Diversified Telecommunication Services — 8.0%
		Broadview Networks Holdings Inc.:
90,000	B	Company Guaranteed Notes, 11.375% due 9/1/12 (a)	92,700
230,000	CCC+	Secured Notes, 11.375% due 9/1/12 (a)	236,900
		Cincinnati Bell Telephone Co.:
460,000	B-	Company Guaranteed Notes, 8.375% due 1/15/14	457,700
35,000	BB	Senior Debentures, 6.300% due 12/1/28	30,625
60,000	B-	Senior Notes, 7.000% due 2/15/15	57,900
		Citizens Communications Co.:
50,000	BB+	Debentures Notes, 7.050% due 10/1/46	39,750
		Senior Unsecured Notes:
235,000	BB+	6.625% due 3/15/15	226,187
80,000	BB+	7.875% due 1/15/27	75,400
215,000	NR	Global Crossing Ltd., Senior Notes, 5.000% due 5/15/11	225,750
425,000	B-	Global Crossing UK Finance PLC, 10.750% due 12/15/14	448,375
125,000	CCC	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B, 12.500% due 5/1/15 (c)	133,125

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Diversified Telecommunication Services — 8.0% (continued)
$ 320,000	B-	Intelsat Bermuda Ltd, Senior Unsecured Notes, 11.250% due 6/15/16	$336,400
210,000	B-	Intelsat Corp., Company Guaranteed Notes, 9.000% due 6/15/16	215,250
		Level 3 Financing Inc.:
		Company Guaranteed Notes:
120,000	CCC+	12.250% due 3/15/13	131,400
435,000	CCC+	9.250% due 11/1/14	420,862
245,000	BB-	Lucent Technologies Inc., Debentures Notes, 2.875% due 6/15/23	236,425
243,000	CCC+	McLeodUSA Inc., 10.500% due 10/1/11 (a)	252,722
5,000	CCC	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14 (a)	4,950
220,000	CCC+	Paetec Holding Corp., Company Guaranteed Notes, 9.500% due 7/15/15 (a)	216,700
		Primus Telecommunications GP:
215,000	NR	Notes, 3.750% due 9/15/10	148,887
630,000	Caa3	Senior Notes, 8.000% due 1/15/14 (c)(g)	418,950
		Qwest Communications International Inc.:
17,000	B+	Company Guaranteed Notes, 9.058% due 2/15/09 (e)	17,127
180,000	BBB-	Senior Notes, 7.625% due 6/15/15	186,300
850,000	B+	Senior Notes, Class B, 7.500% due 2/15/14	839,375
175,000	NR	SAVVIS Inc., Senior Unsecured Notes, 3.000% due 5/15/12	162,750
300,000	B	Syniverse Technologies Inc., 7.750% due 8/15/13	279,000
325,000	CCC+	Time Warner Telecom Holdings Inc., Company Guaranteed Notes, 9.250% due 2/15/14	338,000
135,000	B-	Virgin Media Fianance PLC, 8.750% due 4/15/14	137,362
460,000	B-	Wind Acquisition Finance SA, Senior Bond, 10.750% due 12/1/15 (a)	476,100

		Total Diversified Telecommunication Services	6,842,972

Electric Utilities — 2.3%
		AES Corp.:
		Secured Notes:
123,000	BB-	8.750% due 5/15/13 (a)	128,535
30,000	BB-	9.000% due 5/15/15 (a)	31,425
530,000	B+	Aquila Inc., 14.875% due 7/1/12	666,475
330,000	D	Calpine Canada Energy Finance Ulc, Company Guaranteed Notes, 8.500% due 5/1/08 (b)	355,575
180,000	D	Calpine Corp., Senior Notes, 6.000% due 9/30/14 (b)	165,150
123,978	BB-	Elwood Energy LLC, Secured Notes, 8.159% due 7/5/26	126,770
87,614	BB-	FPL Energy National Wind, Secured Notes, 6.125% due 3/25/19 (a)(d)	88,073
12,520	BB+	Midwest Generation LLC, Pass-Through Certificate, Series B, 8.560% due 1/2/16	13,323
96,000	BB-	PSEG Energy Holdings LLC, Senior Notes, 8.625% due 2/15/08 (d)	97,327
305,000	B-	Reliant Energy Inc., Senior Notes, 7.625% due 6/15/14	300,425

		Total Electric Utilities	1,973,078

Electrical Equipment — 0.6%
145,000	B	Coleman Cable Inc., Company Guaranteed Notes, 9.875% due 10/1/12	140,287
340,000	B+	Superior Essex Communications LLC/Essex Group Inc., Senior Notes, 9.000% due 4/15/12	339,150

		Total Electrical Equipment	479,437

Electronic Equipment & Instruments — 0.5%
70,000	B	NewPage Corp., Company Guaranteed Notes, 10.000% due 5/1/12	72,800
150,000	BB	NXP BV / NXP Funding LLC, Secured Notes, 7.875% due 10/15/14	135,937
270,000	B+	Sanmina-SCI Corp., Company Guaranteed Notes, 8.110% due 6/15/14 (a)(e)	255,825

		Total Electronic Equipment & Instruments	464,562

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Energy Equipment & Services — 0.8%
$ 130,000	A-	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	$174,232
65,000	B	Gulfmark Offshore Inc., 7.750% due 7/15/14	64,350
45,000	BB-	Pride International Inc., Senior Unsecured Notes, 7.375% due 7/15/14	45,675
20,000	B	Roseton/Danskammer, Pass Thru Certificates, 7.670% due 11/8/16	19,831
20,000	BB	Southern Natural Gas Co., Notes, 8.000% due 3/1/32	22,455
268,000	BB+	Transcontinental Gas Pipe Line Corp., Senior Notes, Series B, 8.875% due 7/15/12	302,170
95,000	B-	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17 (a)	88,587

		Total Energy Equipment & Services	717,300

Food & Staples Retailing — 0.3%
185,000	BB+	Delhaize America Inc., Debentures, 9.000% due 4/15/31	217,375

Food Products — 0.4%
165,000	B-	Dole Foods Co. Inc., 7.250% due 6/15/10	153,450
300,000	CC	Merisant Co., Company Guaranteed Notes, 9.500% due 7/15/13	229,500

		Total Food Products	382,950

Health Care Equipment & Supplies — 0.4%
		Advanced Medical Optics Inc.:
30,000	B-	Company Guaranteed Notes, 7.500% due 5/1/17	27,525
185,000	B-	Senior Subordinated Notes, 3.250% due 8/1/26	151,006
140,000	B-	Invacare Corp., Company Guaranteed Notes, 9.750% due 2/15/15	135,800
		Universal Hospital Services Inc., Secured Notes:
35,000	B+	8.500% due 6/1/15 (a)(f)	33,425
30,000	B+	8.759% due 6/1/15 (a)(e)	29,100

		Total Health Care Equipment & Supplies	376,856

Health Care Providers & Services — 4.0%
410,000	B-	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15 (a)	411,537
220,000	B	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	216,700
		HCA Inc.:
		Notes:
120,000	B-	9.000% due 12/15/14	114,214
190,000	B-	7.690% due 6/15/25	154,243
		Secured Notes:
900,000	BB-	9.250% due 11/15/16 (a)	927,000
160,000	BB-	9.625% due 11/15/16 (a)(f)	165,800
265,000	CCC+	Healthsouth Corp., Company Guaranteed Notes, 11.409% due 6/15/14 (e)	272,950
340,000	BB-	Omnicare Inc., Debentures, 3.250% due 12/15/35	268,175
285,000	CCC+	Select Medical Corp., 7.625% due 2/1/15	248,662
		Tenet Healthcare Corp.:
		Senior Notes:
150,000	CCC+	6.375% due 12/1/11	126,750
269,000	CCC+	9.875% due 7/1/14 (c)	239,410
175,000	CCC+	United Surgical Partners International Inc., Company Guaranteed Notes, 8.875% due 5/1/17	168,000
145,000	CCC+	US Oncology Holdings Inc., Senior Unsecured Notes, 9.797% due 3/15/12 (a)(f)	134,850

		Total Health Care Providers & Services	3,448,291

Hotels, Restaurants & Leisure — 6.7%
130,000	B+	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	123,500
150,000	CCC	Buffets Inc., 12.500% due 11/1/14 (c)	116,250
60,000	CCC+	El Pollo Loco, 11.750% due 11/15/13	61,500

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Hotels, Restaurants & Leisure — 6.7% (continued)
$ 65,000	CCC+	Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp, 10.250% due 6/15/15 (a)	$56,062
355,000	B-	Gaylord Entertainment Co., Senior Notes, 6.750% due 11/15/14	339,025
410,000	B	Inn of the Mountain Gods Resort & Casino, Company Guaranteed Notes, 12.000% due 11/15/10	434,600
125,000	BBB	International Game Technology, Senior Notes, 2.600% due 12/15/36 (a)	121,012
400,000	B	Isle of Capri Casino Inc., Senior Subordinated Notes, 7.000% due 3/1/14	349,000
		Majestic Star Casino LLC/ Majestic Star Casino Capital Corp.:
225,000	B+	Company Guaranteed Notes, 9.500% due 10/15/10	221,625
400,000	CCC+	Senior Unsecured Notes, 9.750% due 1/15/11	342,000
		MGM Mirage:
		Company Guaranteed Notes:
135,000	B+	8.375% due 2/1/11	138,713
50,000	BB	7.500% due 6/1/16	49,625
530,000	B	MTR Gaming Group Inc., 9.750% due 4/1/10	537,950
220,000	B+	OED Corp., 8.750% due 4/15/12	218,900
65,000	CCC+	OSI Restaurant Partners Inc., Senior Notes, 9.625% due 6/15/15 (a)	56,388
725,000	B-	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	732,250
490,000	B+	River Rock Entertainment Authority, Secured Notes, 9.750% due 11/1/11	504,700
100,000	CCC	Sbarro Inc., Senior Unsecured Notes, 10.375% due 2/1/15	88,375
215,000	B	Shingle Springs Tribal Gaming Authority, Senior Notes, 9.375% due 6/15/15 (a)	212,850
		Station Casinos Inc.:
15,000	B	Senior Subordinated Notes, 6.625% due 3/15/18	12,150
185,000	B+	Senior Unsecured Notes, 7.750% due 8/15/16	178,063
270,000	B	Trump Entertainment Resorts Inc., 8.500% due 6/1/15 (c)	221,400
55,000	B+	Turning Stone Resort Casino Enterprise, Senior Notes, 9.125% due 9/15/14 (a)	55,825
390,000	B	Virgin River Casino Corp., 9.000% due 1/15/12	388,050
185,000	BB+	Wynn Las Vegas Capital Corp., 1St Mortgage Notes, 6.625% due 12/1/14	179,913

		Total Hotels, Restaurants & Leisure	5,739,726

Household Durables — 1.9%
20,000	BB+	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	19,000
230,000	B	Elizabeth Arden Inc., 7.750% due 1/15/14	224,250
345,000	B-	Jarden Corp., 7.500% due 5/1/17	324,300
205,000	BB-	K Hovnanian Enterprises Inc., 6.250% due 1/15/16	154,775
20,000	BB-	KB Home, Senior Subordinated Notes, 7.750% due 2/1/10	19,000
250,000	B+	Libbey Glass Inc., 12.385% due 6/1/11 (e)	269,375
200,000	B-	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	201,000
415,000	B-	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield, 9.120% due 9/1/12	369,350
50,000	CCC+	Simmons Co., Senior Discount Notes, step bond to yield, 10.000% due 12/15/14	39,125

		Total Household Durables	1,620,175

Household Products — 0.2%
160,000	CCC+	Yankee Acquisition Corp., Company Guaranteed Notes, 8.500% due 2/15/15	151,200

Independent Power Producers & Energy Traders — 3.3%
1,020,000	D	Calpine Corp., Senior Notes, 8.500% due 2/15/11	1,099,050
		Edison Mission Energy, Senior Notes:
30,000	BB-	7.500% due 6/15/13	30,375
160,000	BB-	7.750% due 6/15/16	162,000
355,000	B-	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	355,000
545,000	B	NRG Energy Inc., Company Guaranteed Notes, 7.375% due 2/1/16	539,550
590,000	B	Orion Power Holdings Inc., 12.000% due 5/1/10	646,050
40,000	BB-	TXU Corp., Senior Unsecured Notes, 6.500% due 11/15/24	32,300

		Total Independent Power Producers & Energy Traders	2,864,325

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Industrial Conglomerates — 0.3%
$ 210,000	CCC+	RBS Global Inc. and Rexnord Corp., Company Guaranteed Notes, 9.500% due 8/1/14	$213,150

Insurance — 0.0%
35,000	BB	Crum & Forster Holdings Corp., Senior Unsecured Notes, 7.750% due 5/1/17	33,250

Internet Software & Services — 0.5%
405,000	NR	Terremark Worldwide Inc., Senior Notes, 6.625% due 6/15/13	423,792

IT Services — 0.2%
170,000	B-	Sungard Data Systems Inc., Company Guaranteed Notes, 9.125% due 8/15/13	176,375

Leisure Equipment & Products — 1.0%
215,000	B	Festival Fun Parks LLC, 10.875% due 4/15/14	218,763
715,000	CCC	Six Flags Inc., Senior Notes, 9.750% due 4/15/13 (c)	604,175

		Total Leisure Equipment & Products	822,938

Machinery — 1.2%
270,000	CCC+	Metals USA Inc., 11.125% due 12/1/15	288,900
805,000	CCC-	Thermadyne Holdings Corp., 10.500% due 2/1/14 (c)	780,850

		Total Machinery	1,069,750

Media — 7.5%
		Affinion Gourp Inc.,
250,000	B-	Senior Notes, 10.125% due 10/15/13	251,250
20,000	B-	Company Guaranteed Notes, 11.500% due 10/15/15	20,100
		AMC Entertainment Inc.:
90,000	CCC+	Company Guaranteed Notes, 11.000% due 2/1/16	94,050
		Senior Subordinated Notes:
15,000	CCC+	8.000% due 3/1/14	13,950
260,000	CCC+	step bond to yield, 12.000% due 8/15/14	219,700
629	CCC+	CanWest Media Inc., Senior Notes, 8.000% due 9/15/12 (d)	616
		CCH I Holdings LLC:
560,000	CCC	9.920% due 4/1/14 (c)	473,200
		Company Guaranteed Notes, step bond to yield:
220,000	CCC	11.125% due 1/15/14	191,400
15,000	CCC	12.125% due 1/15/15	13,500
300,000	CCC	Senior Discount Notes, step bond to yield, 11.750% due 5/15/14 (c)	268,500
1,417,000	CCC	Senior Secured Notes, 11.000% due 10/1/15	1,395,733
		CCH II LLC/CCH II Capital Corp.:
153,000	CCC	Company Guaranteed Notes, 10.250% due 10/1/13 (h)	155,295
10,000	CCC	Senior Unsecured Notes, 10.250% due 9/15/10 (h)	10,150
400,000	CCC	CCO Holdings LLC/ Capital Corp., 8.750% due 11/15/13	394,000
40,000	CCC	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, step bond to yield, 11.750% due 5/15/11	38,800
210,000	CCC+	Cinemark Inc., Discount Notes, step bond to yield, 9.750% due 3/15/14	195,300
420,000	CCC	CMP Susquehanna Corp., Company Guaranteed Notes, 9.875% due 5/15/14	390,600
510,000	B+	CSC Holdings Inc., Senior Notes, 7.625% due 4/1/11	504,900
185,000	BB-	Echostar DBS Corp., Company Guaranteed Notes, 7.125% due 2/1/16	181,763
125,000	B+	Idearc Inc., Company Guaranteed Notes, 8.000% due 11/15/16	124,063
30,000	NR	ION Media Networks Inc., Senior Subordinated Notes, 11.000% due 7/31/13	26,025
330,000	B	Mediacom LLC/Mediacom Capital Corp., 9.500% due 1/15/13	331,650
95,000	B	Quebecor Media Inc., Senior Notes, 7.750% due 3/15/16	90,844
220,000	CCC	Sirius Satellite Radio Inc., 9.625% due 8/1/13	209,000
60,000	B	Sun Media Corp., Company Guaranteed Notes, 7.625% due 2/15/13	58,950

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Media — 7.5% (continued)
		TL Acquisitions Inc.:
$ 150,000	CCC+	Senior Notes, 10.500% due 1/15/15 (a)	$140,625
110,000	CCC+	Senior Subordinated Notes, step bond to yield, 13.250% due 7/15/15 (a)	82,225
65,000	CCC+	Univision Communications Inc., Senior Notes, 9.750% due 3/15/15 (a)(f)	62,238
80,000	B	WMG Acquisition Corp., Senior Subordinated Notes, 7.375% due 4/15/14	70,800
		XM Satellite Radio Inc.:
85,000	CCC	Company Guaranteed Notes, 9.856% due 5/1/13	79,475
5,000	CCC	Senior Notes, 9.750% due 5/1/14 (e)	4,775
345,000	CCC-	Young Broadcasting Inc., 10.000% due 3/1/11	312,225

		Total Media	6,405,702

Metals & Mining — 2.5%
300,000	B+	Chaparral Steel Co., Senior Notes, 10.000% due 7/15/13	342,000
120,000	B	Foundation PA Coal Co., Senior Unsecured Notes, 7.250% due 8/1/14	115,500
945,000	BB	Freeport-McMoRan Copper & Gold Inc., Senior Unsecured Notes, 8.375% due 4/1/17	1,008,788
90,000	CCC	Metals USA Holdings Corp., Senior Notes, 11.360% due 7/1/12 (a)(f)	82,811
120,000	CCC+	Noranda Aluminium Holding Corp., Senior Notes, 11.146% due 11/15/14 (a)(f)	109,800
170,000	B	Peabody Energy Corp, 4.750% due 12/15/41	168,300
95,000	B-	Tube City IMS Corp., Company Guaranteed Notes, 9.750% due 2/1/15	93,575
235,000	NR	WCI Steel Acquisition Inc., Senior Notes, 8.000% due 5/1/16	236,175

		Total Metals & Mining	2,156,949

Multiline Retail — 1.7%
475,000	B-	Bon-Ton Stores Inc., 10.250% due 3/15/14 (c)	434,625
360,000	B-	Carrols Corp., Company Guaranteed Notes, 9.000% due 1/15/13	340,200
		Dollar General Corp.:
140,000	CCC+	Senior Notes, 10.625% due 7/15/15 (a)(f)	126,700
130,000	CCC+	Senior Subordinated Notes, 11.875% due 7/15/17 (a)(f)	123,825
		Neiman Marcus Group Inc.:
60,000	B-	Company Guaranteed Notes, 10.375% due 10/15/15	64,800
195,000	B-	Senior Notes, 9.000% due 10/15/15 (f)	206,700
125,000	B	Pantry Inc., Senior Subordinated Notes, 3.000% due 11/15/12	117,813

		Total Multiline Retail	1,414,663

Oil, Gas & Consumable Fuels — 10.4%
		Allis-Chalmers Energy Inc., Company Guaranteed Notes:
180,000	B	9.000% due 1/15/14	180,000
225,000	B	8.500% due 3/1/17	216,563
735,000	B	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	738,675
265,000	NR	Callon Petroleum Co., Senior Notes, 9.750% due 12/8/10	253,075
		Chesapeake Energy Corp.:
245,000	BB	Company Guaranteed Notes, 6.250% due 1/15/18	230,606
160,000	BB	Senior Notes, 2.750% due 11/15/35	165,200
500,000	B+	Compagnie Generale de Geophysique-Veritas, Company Guaranteed Notes, 7.500% due 5/15/15	505,000
145,000	B	Complete Production Services Inc., Company Guaranteed Notes, 8.000% due 12/15/16	140,288
550,000	B	Comstock Resources Inc., 6.875% due 3/1/12	514,250
75,000	B+	Copano Energy LLC, Senior Notes, 8.125% due 3/1/16 (d)	75,750
435,000	B-	Dynegy Holdings Inc., Senior Unsecured Notes, 7.750% due 6/1/19 (a)	404,550
		Edison Mission Energy:
		Senior Notes:
100,000	BB-	7.200% due 5/15/19 (a)	95,000
100,000	BB-	7.625% due 5/15/27 (a)	93,500

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Oil, Gas & Consumable Fuels — 10.4% (continued)
		El Paso Corp.:
$ 375,000	BB-	Medium-Term Notes, 8.050% due 10/15/30	$381,201
250,000	BB-	Senior Unsecured Notes, 7.800% due 8/1/31	250,175
80,000	B	Encore Acquisition Co., Senior Subordinated Notes, 6.250% due 4/15/14	73,400
360,000	B-	Energy Partners Ltd., Senior Notes, 9.750% due 4/15/14 (a)	336,600
190,000	BB	Enterprise Products Operating LP, 8.375% due 8/1/66 (e)	194,840
220,000	B	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	222,750
130,000	B-	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	122,525
		Mariner Energy Inc., Senior Notes:
90,000	B-	7.500% due 4/15/13	85,950
5,000	B-	8.000% due 5/15/17	4,763
185,000	CCC+	North American Energy Partners Inc., 8.750% due 12/1/11	186,850
265,000	B-	Parallel Petroleum Corp., Senior Notes, 10.250% due 8/1/14 (a)	254,400
365,000	B-	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	382,338
535,000	B-	Petroquest Energy Inc., 10.375% due 5/15/12	540,350
355,000	B+	Pogo Producing Co., Senior Subordinated Notes, 6.875% due 10/1/17	359,438
310,000	B1	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)(g)	299,925
10,000	BB-	SESI LLC, Senior Notes, 6.875% due 6/1/14	9,600
550,000	B-	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	543,125
275,000	B	United Refining Co., Senior Notes, 10.500% due 8/15/12 (a)	279,813
80,000	B-	W&T Offshore Inc., Company Guaranteed Notes, 8.250% due 6/15/14 (a)	77,000
440,000	B	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	416,900
		Williams Cos. Inc.:
160,000	BB	Debentures, 7.500% due 1/15/31	165,200
121,000	BB	Notes, 8.750% due 3/15/32	138,243

		Total Oil, Gas & Consumable Fuels	8,937,843

Paper & Forest Products — 1.5%
250,000	B	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	252,813
		Domtar Inc.:
130,000	B+	Notes, 7.125% due 8/15/15	121,550
185,000	B+	Senior Unsecured Notes, 9.500% due 8/1/16	195,175
280,000	B	Mercer International Inc., 9.250% due 2/15/13	273,000
110,000	B-	NCO Group Inc., Company Guaranteed Notes, 10.428% due 11/15/13 (e)	105,188
		Newpage Corp.:
85,000	CCC+	Senior Subordinated Notes, 12.000% due 5/1/13 (c)	89,250
80,000	B	Unsubordinated Notes, 11.606% due 5/1/12 (e)	85,200
125,000	CCC+	Verso Paper Holdings LLC and Verson Paper Inc., Company Guaranteed Notes, 11.375% due 8/1/16	128,125

		Total Paper & Forest Products	1,250,301

Pharmaceuticals — 0.8%
220,000	B-	Angiotech Pharmaceuticals Inc., Company Guaranteed Notes, 9.110% due 12/1/13 (a)(e)	218,900
330,000	CCC-	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	288,750
170,000	B+	NBTY Inc., 7.125% due 10/1/15	165,750

		Total Pharmaceuticals	673,400

Real Estate Investment Trusts (REITs) — 1.2%
95,000	B-	Ashton Woods USA LLC/Ashton Woods Finance Co., 9.500% due 10/1/15	76,000
		Forest City Enterprises Inc.:
90,000	BB-	Notes, 7.625% due 6/1/15	85,050
270,000	BB-	Senior Notes, 6.500% due 2/1/17	241,650

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Real Estate Investment Trusts (REITs) — 1.2% (continued)
$ 185,000	BB	Host Hotels & Resorts Inc., Senior Notes, 2.625% due 4/15/27 (a)	$163,031
35,000	B-	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	25,725
290,000	B-	Realogy Corp., Senior Subordinated Notes, Senior Subordinated Notes, 12.375% due 4/15/15 (a)	214,238
		Ventas Realty LP/Ventas Capital Corp.:
		Company Guaranteed Notes:
7,000	BB+	8.750% due 5/1/09	7,298
183,000	BB+	9.000% due 5/1/12	197,183

		Total Real Estate Investment Trusts (REITs)	1,010,175

Retail-Apparel/Shoe — 0.2%
180,000	B-	Payless Shoesource Inc., 8.250% due 8/1/13	167,400

Road & Rail — 0.8%
50,000	BB-	American Railcar Industries Inc., Senior Unsecured Notes, 7.500% due 3/1/14	48,750
305,000	B2	Kansas City Southern de Mexico SA de CV, Senior Note, 9.375% due 5/1/12 (g)	317,200
300,000	B-	Kansas City Southern Railway, 7.500% due 6/15/09	301,500

		Total Road & Rail	667,450

Semiconductors & Semiconductor Equipment — 0.8%
210,000	NR	Conexant Systems Inc., Subordinated Notes, 4.000% due 3/1/26	172,463
335,000	B	Freescale Semiconductor Inc., Senior Unsecured Notes, 8.875% due 12/15/14	310,713
240,000	BB-	Micron Technology Inc., Senior Unsecured Notes, 1.875% due 6/1/14	234,000

		Total Semiconductors & Semiconductor Equipment	717,176

Specialty Retail — 1.1%
115,000	CCC	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	99,475
65,000	CCC	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14 (a)	65,488
315,000	B-	Mobile Services Group Inc., Senior Notes, 9.750% due 8/1/14 (a)	318,938
180,000	BB-	Rite Aid Corp., Secured Notes, 7.500% due 3/1/17	168,300
320,000	B-	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	307,200

		Total Specialty Retail	959,401

Textiles, Apparel & Luxury Goods — 1.0%
		Levi Strauss & Co.:
230,000	B+	Senior Notes, 9.750% due 1/15/15	239,200
30,000	B+	Senior Unsecured Notes, 8.875% due 4/1/16	30,300
84,000	B	Oxford Industries Inc., Company Guaranteed Notes, 8.875% due 6/1/11	84,630
390,000	B-	Perry Ellis International Inc., Company Guaranteed Notes, 8.875% due 9/15/13	378,300
165,000	CCC+	Rafaella Apparel Group Inc., Secured Notes, 11.250% due 6/15/11	155,925

		Total Textiles, Apparel & Luxury Goods	888,355

Tobacco — 0.1%
		Alliance One International Inc.:
		Company Guaranteed Notes:
80,000	B	8.500% due 5/15/12 (a)	80,000
40,000	B	11.000% due 5/15/12	42,000

		Total Tobacco	122,000

Trading Companies & Distributors — 0.6%
175,000	B	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (a)	174,125
115,000	B+	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	118,450
185,000	B	Wesco Distribution Inc., Company Guaranteed Notes, 7.500% due 10/15/17	179,913

		Total Trading Companies & Distributors	472,488

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Transportation Infrastructure — 0.3%
$ 45,000	BB+	Overseas Shipholding Group, 8.250% due 3/15/13	$46,406
		Saint Acquisition Corp., Secured Notes:
30,000	B	13.308% due 5/15/15 (a)(e)	20,250
235,000	B	12.500% due 5/15/17 (a)	158,625

		Total Transportation Infrastructure	225,281

Wireless Equipment — 0.2%
190,000	NR	Covad Communications Group Inc., Senior Notes, 3.000% due 3/15/24	168,150

Wireless Telecommuication Services — 4.3%
640,000	CCC+	Centennial Communication Corp., Senior Notes, 10.000% due 1/1/13	672,000
180,000	CCC	Cricket Communications Inc., Company Guaranteed Notes, 9.375% due 11/1/14 (a)	177,300
435,000	CCC	Dobson Communications Corp., Senior Notes, 8.875% due 10/1/13 (c)	462,188
175,000	B	GCI Inc., Senior Unsecured Notes, 7.250% due 2/15/14	162,750
230,000	CCC	iPCS Inc., Secured Notes, 8.606% due 5/1/14 (a)(f)	221,950
40,000	CCC	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14 (a)	39,600
405,000	B+	Millicom International Cellular SA, Senior Notes, 10.000% due 12/1/13	429,300
100,000	BBB-	Rogers Wireless Inc., 7.250% due 12/15/12	106,105
		Rural Cellular Corp.:
255,000	B+	Secured Notes, 8.250% due 3/15/12	266,475
70,000	CCC	Senior Notes, 9.875% due 2/1/10 (e)	72,800
90,000	CCC	Senior Subordinated Notes, 8.360% due 6/1/13 (a)	92,250
985,000	CCC	Suncom Wireless Inc., 8.500% due 6/1/13	996,081

		Total Wireless Telecommuication Services	3,698,799

		TOTAL CORPORATE BONDS & NOTES (Cost — $79,234,477)	77,512,835

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
284,833		Blackrock Capital Finance LP, 9.554% due 9/25/26 (e)	176,597
72,424		Ocwen Residential MBS Corp., Series 1998-R1, Class C1, 7.000% due 10/25/40 (i)	4,345

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $216,264)	180,942

Shares
COMMON STOCK — 0.1%
FINANCIALS — 0%

Diversified Financial Services — 0%
289		Adelphia Recovery Trust	23

CONSUMER DISCRETIONARY — 0.1%

Media — 0.1%
2,958		Time Warner Cable Inc.	108,559

		TOTAL COMMON STOCKS (Cost — $112,118)	108,582

PREFERRED STOCKS — 1.6%
ENERGY — 0.1%

Oil, Gas & Consumable Fuels — 0.1%
274		Chesapeake Energy Corp., 6.250% (h)	72,610

FINANCIALS — 0.2%

Real Estate Investment Trusts (REITs) — 0.2%
5,825		Digital Realty Trust Inc., 4.375%	130,130

HEALTH CARE — 0.3%

Pharmaceuticals — 0.3%
4,500		Omnicare Inc., 4.000%	210,487

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Shares	Rating‡	Security	Value
INDUSTRIALS — 0.3%

Road & Rail — 0.3%
228		Kansas City Southern, 5.125%	$282,407

INFORMATION TECHNOLOGY — 0.3%

Networking Products — 0.3%
310		Lucent Technologies Capital Trust I, 7.750%	296,050

TELECOMMUNICATION SERVICES — 0.4%

Wireless Equipment — 0.4%
6,400		Crown Castle International Corp., 6.250%	360,000

		TOTAL PREFERRED STOCKS (Cost — $1,389,302)	1,351,684

Warrants
WARRANTS — 0.0%
109,998		Charys Holding Co. Inc., expires 2/16/12	25,850

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $80,952,161)	79,179,893

Face Amount
SHORT-TERM INVESTMENTS (j) — 13.0%
MONEY MARKET FUND — 6.5%
5,589,086		BBH Securities Lending Trust (k) (Cost — $5,589,086)	5,589,086

TIME DEPOSITS — 6.5%
$4,967,255		Bank of America — London, 4.440% due 9/1/07	4,967,255
586,169		Wells Fargo — Grand Cayman, 4.440% due 9/1/07	586,169

		TOTAL TIME DEPOSITS (Cost — $5,553,424)	5,553,424

		TOTAL SHORT-TERM INVESTMENTS (Cost — $11,142,510)	11,142,510

		TOTAL INVESTMENTS — 105.3% (Cost — $92,094,671#)	90,322,403
		Liabilities in Excess of Other Assets — (5.3%)	(4,518,068)

		TOTAL NET ASSETS — 100.0%	$85,804,335

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.
*	Non-income producing securities.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security maybe resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(b)	Security is currently in default.
(c)	All or a portion of this security is on loan (See Note 1).
(d)	Illiquid security.
(e)	Variable rate securities. Coupon rates disclosed are those which are in effect at August 31, 2007.
(f)	Payment-kind security for which part of the income earned maybe paid as additional principal.
(g)	Rating by Moody’s Investors Service. All ratings are unaudited.
(h)	Rating by Fitch Ratings Service. All ratings are unaudited.
(i)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(j)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 6.5%.
(k)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $92,731,976.

See pages 122 & 123 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value
SOVEREIGN BONDS — 47.9%

Belgium — 0.3%
400,000	EUR	Kingdom of Belgium, 5.750% due 3/28/08 (a)	$550,209

Canada — 0.2%
300,000	CAD	Province of Ontario Canada, 6.200% due 6/2/31 (a)	331,937

France — 10.0%
		Government of France:
1,000,000	EUR	3.000% due 7/12/08 (a)	1,350,737
6,500,000	EUR	6.500% due 4/25/11 (a)	9,552,866
1,800,000	EUR	4.000% due 10/25/14 (a)	2,418,849
1,900,000	EUR	5.500% due 4/25/29 (a)	2,917,600
100,000	EUR	4.750% due 4/25/35 (a)	140,321
1,800,000	EUR	Series A, 4.000% due 4/25/14 (a)	2,423,937

		Total France	18,804,310

Germany — 15.2%
		Bundesrepublik Deutschland:
200,000	EUR	4.500% due 7/4/09 (a)	274,973
400,000	EUR	3.500% due 10/9/09 (a)	539,900
1,700,000	EUR	4.000% due 4/13/12 (a)	2,307,790
4,400,000	EUR	5.000% due 7/4/12 (a)	6,226,132
3,900,000	EUR	4.250% due 1/4/14-7/4/14 (a)	5,338,397
3,700,000	EUR	5.625% due 1/4/28 (a)	5,754,291
4,500,000	EUR	6.250% due 1/4/24-1/4/30 (a)	7,452,141
600,000	EUR	4.750% due 7/4/34 (a)	846,723

		Total Germany	28,740,347

Greece — 2.8%
3,500,000	EUR	Hellenic Republic, 6.500% due 1/11/14 (a)	5,319,861

Italy — 0.8%
1,050,000	EUR	Buoni Poliennali Del Tesoro, 4.500% due 5/1/09 (a)	1,440,403

Japan — 7.4%
		Japan Government:
320,000,000	JPY	1.500% due 3/20/11 (a)	2,807,188
80,000,000	JPY	2.400% due 3/20/34 (a)	703,725
470,000,000	JPY	2.300% due 6/20/35 (a)	4,035,545
710,000,000	JPY	2.500% due 9/20/35-6/20/36 (a)	6,343,352

		Total Japan	13,889,810

Netherlands — 3.1%
		Netherlands Government:
4,000,000	EUR	5.250% due 7/15/08 (a)	5,504,558
200,000	EUR	3.750% due 7/15/14 (a)	265,162

		Total Netherlands	5,769,720

Poland — 1.2%
6,280,000	PLN	Poland Government Bond, 6.000% due 5/24/09 (a)	2,266,095

Portugal — 2.9%
4,000,000	EUR	Portugal Obrigacoes do Tesouro, 3.250% due 7/15/08 (a)	5,412,878

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value

Spain — 4.0%
5,600,000	EUR	Spanish Government, 3.600% due 1/31/09 (a)	$7,595,264

United Kingdom — 0.1%
130,000	GBP	United Kingdom Treasury Gilt, 4.750% due 9/7/15 (a)	256,659

		TOTAL SOVEREIGN BONDS (Cost — $88,271,868)	90,377,493

ASSET-BACKED SECURITIES — 6.0%

Home Equity — 5.9%
		ACE Securities Corp.:
184,980		Series 2006-HE1, Class A2A, 5.585% due 2/25/36 (a)(b)	184,275
218,654		Series 2006-NC1, Class A2A, 5.575% due 12/25/35 (a)(b)	217,914
154,427		Argent Securities Inc., Series 2006-W4, Class A-2A, 5.565% due 5/25/36 (a)(b)	154,176
149,383		Asset Backed Securities Corp. Home Equity, Series 06-HE3, Class A3, 5.565% due 3/25/36 (a)(b)	149,107
191,855		Basic Asset Backed Securities Trust, Series 2006-1, Class A1, 5.585% due 4/25/36 (a)(b)	191,284
		Countrywide Asset-Backed Certificates:
534,453		Series 2005-15, Class A, 5.615% due 10/25/46 (a)(b)	531,254
38,438		Series 2005-16, Class 4AV1, 5.605% due 5/25/36 (a)(b)	38,324
517,052		Series 2006-17, Class 2A1, 5.555% due 3/25/47 (a)(b)	513,438
		Countrywide Home Loan Mortgage Pass Through Trust:
104,584		Series 2005-11, Class 3A1, 6.068% due 4/25/35 (a)(b)	105,741
466,745		Series 2005-2, Class 1A1, 5.825% due 3/25/35 (a)(b)	457,703
63,989		Series 2005-3, Class 2A1, 5.795% due 4/25/35 (a)(b)	63,890
384,847		Series 2005-9, Class 1A3, 5.735% due 5/25/35 (a)(b)	374,676
227,577		Series 2005-HYB9, Class 3A2A, 5.250% due 2/20/36 (a)(b)	224,932
106,711		CSAB Mortgage Backed Trust, 2006-1, Class A1A, 5.605% due 6/25/36 (a)(b)	106,489
126,519		First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF1, Class 2A1, 5.595% due 1/25/36 (a)(b)	125,865
215,290		GMAC Mortgage Corp. Loan Trust, Series 2004-J4, Class A1, 5.500% due 9/25/34	213,625
129,431		Harborview Mortgage Loan Trust, Series 2003-1, Class A, 4.914% due 5/19/33	129,713
474,297		Indymac Residential Asset Backed Trust, Series 2006-D, Class 2A1, 5.555% due 11/25/36 (a)(b)	472,263
		Lehman XS Trust:
339,724		Series 2006-12N, Class A1A1, 5.585% due 8/25/46 (a)(b)	338,883
287,632		Series 2006-GP1, Class A1, 5.595% due 5/25/46 (a)(b)	286,319
84,540		Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1, 5.785% due 10/25/34 (a)(b)	80,008
700,000		Permanent Financing PLC, 5.991% due 6/10/42	1,404,651
661,731		Residential Accredit Loans Inc. Series 2006-Q03, Class A1, 5.715% due 4/25/46 (a)(b)	639,669
98,211		Residential Asset Mortgage Products Inc., Series 2006-RS1, Class AI1, 5.585% due 1/25/36 (a)(b)	98,082
137,136		Residential Asset Securities Corp. Series 2006-EM X3, Class A1, 5.565% due 4/25/36 (a)(b)	136,398
457,684		Soundview Home Equity Loan Trust, Series 2006-EQ1, Class A1, 5.555% due 10/25/36 (a)(b)	454,205
		Structured Asset Mortgage Investments Inc.:
196,234		Series 2005-AR2, Class 2A1, 5.735% due 5/25/45 (a)(b)	191,570
740,235		Series 2006-AR3, Class 12A1, 5.725% due 5/25/36 (a)(b)	723,888
724,563		Thornburg Mortgage Securities Trust, Series 2006-5, Class A1, 5.625% due 8/25/36 (a)(b)	713,694
655,158		Wachovia Bank Commercial Mortgage Trust, Series 2006-WL7A, Class A1, 5.701% due 9/15/21 (a)(b)(c)	654,605
		Washington Mutual Inc.:
6,695		Series 2002-AR9, Class 1A, 6.405% due 8/25/42 (a)(b)	6,700
209,648		Series 2005-AR13, Class A1A1, 5.795% due 10/25/45 (b)	205,769
480,866		Series 2006-AR3, Class A1A, 6.005% due 2/25/46 (a)(b)	466,440
217,803		Series 2006-AR4, Class 2A1A, 5.783% due 5/25/46 (a)(b)	217,519
256,782		Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 1A1, 5.258% due 4/25/36 (a)(b)	254,125

		Total Home Equity	11,127,194

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†	Security	Value

Student Loan — 0.1%
169,035	SLM Student Loan Trust, Series 2006-8, Class A1, 5.340% due 4/25/12 (a)(b)	$168,930

	TOTAL ASSET-BACKED SECURITIES (Cost — $11,287,240)	11,296,124

COLLATERALIZED MORTGAGE OBLIGATIONS — 7.8%
339,898	Banc of America Mortgage Securities Inc., Series 2004-4, Class 1A9, 5.000% due 5/25/34 (a)	331,688
	Bear Stearns Adjustable Rate Mortgage Trust:
41,835	Series 2003-7, Class 6A, 4.653% due 10/25/33 (a)	40,821
147,787	Series 2004-2, Class 22A, 4.444% due 5/25/34 (a)	144,846
57,015	Series 2004-2, Class 23A, 4.673% due 5/25/34 (a)	55,233
709,468	Series 2005-2, Class A1, 4.125% due 3/25/35 (a)	694,693
318,199	Series 2005-2, Class A2, 4.125% due 3/25/35 (a)	309,003
537,212	Series 2005-5, Class A1, 4.550% due 8/25/35 (a)	529,715
439,220	Series 2005-5, Class A2, 4.550% due 8/25/35 (a)	429,170
	Bear Stearns Alt-A Trust:
59,184	Series 2005-7, Class 22A1, 5.507% due 9/1/35	58,749
723,472	Series 2006-6, Class 32A1, 5.816% due 11/25/36 (a)(b)	720,172
300,000	Bear Stearns Structured Products Inc., Series 2007-R6, Class 1A1, 0.010% due 1/26/36	297,895
900,000	Commercial Mortgage Pass Through Certificates, Series 2006-CN2A, Class A2FL, 5.550% due 2/5/19 (b)(c)	900,223
587,402	Countrywide Alternative Loan Trust, Series 2006-OA1, Class 2A1, 5.748% due 3/20/46 (a)(b)	576,300
35,709	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-12, Class 11A1, 6.170% due 8/25/34	35,877
159,044	CS First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1, 4.031% due 8/25/33	157,345
161,346	Federal Home Loan Mortgage Corp, (FHLMC) Structured Pass Through Securities Series T-35, Class A, 5.785% due 9/25/31 (a)(b)	161,304
733,998	Federal Home Loan Mortgage Corp., 5.851% due 5/15/36 (a)(b)	727,312
244,771	Federal Home Loan Mortgage Corp. (FHLMC) Structured Pass Through Securities, Series T-62, Class 1A1, 6.221% due 10/25/44 (a)(b)	243,155
	First Horizon Asset Securities Inc.:
17,782	Series 2003-AR2, Class 2A1, 4.734% due 7/25/33 (a)	17,799
68,587	Series 2003-AR4, Class 2A1, 4.412% due 12/25/33 (a)	67,689
598,340	Government National Mortgage Association Trust, Series 2004-68, Class ZC, 6.000% due 8/20/34 (a)	600,691
4,657,375	Government National Mortgage Association (GNMA), 5.500% due 6/20/35 (a)	4,680,062
49,251	GSR Mortgage Loan Trust, Series 2003-1, Class A2, 4.603% due 3/25/33 (a)	47,990
46,830,000	JLOC Ltd., Series 36A, Class A1, 1.188% due 2/16/16 (a)(c)	402,476
	JP Morgan Mortgage Trust:
70,536	Series 2001-A1, Class 6T1, 5.023% due 2/1/35 (a)	68,707
63,965	Series 2003-A2, Class 3A1, 4.390% due 11/25/33 (a)	62,537
125,720	Merrill Lynch Mortgage Investors Inc., Series 2003-A2, Class 1A1, 4.835% due 2/25/33 (a)	124,775
316,483	MLCC Mortgage Investors Inc., Series 2005-2, Class 1A, 4.250% due 10/25/35 (a)	307,001
91,138	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class 3A2, 4.590% due 4/25/34 (a)	90,045
48,830	Structured Adjustable Rate Mortgage Loan Trust,, Series 2004-1, Class 4A1, 4.180% due 2/25/34 (a)	48,879
216,327	Structured Asset Mortgage Investments Inc., Series 2005-AR8, Class A1A, 5.785% due 2/25/36 (a)(b)	210,505
500,000	Wachovia Bank Commercial Mortgage Trust,, Series 2006-C28, Class A4, 5.572% due 10/15/48	496,584
	Washington Mutual Inc.:
14,656	Series 2001-7, Class A, 6.225% due 5/25/41 (a)(b)	14,605
356,654	Series 2006-AR13, Class 2A, 5.793% due 10/25/46 (a)(b)	354,473
665,878	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR2, Class 2A1, 4.950% due 3/25/36 (a)(b)	653,815

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $14,695,603)	14,662,134

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value
CORPORATE BONDS & NOTES — 15.2%

Bermuda — 0.2%
400,000		Intelsat Ltd., Senior Notes, 5.250% due 11/1/08 (a)	$391,000

Canada — 0.1%
200,000	CAD	Province of Quebec Canada, 5.750% due 12/1/36 (a)	209,032

Cayman Island — 1.5%
500,000	EUR	Hutchison Whampoa Finance 03/13 Ltd., 5.875% due 7/8/13 (a)	706,656
1,000,000		Mizuho Finance, 8.375% due 12/31/49 (a)	1,039,489
900,000		MUFG Capital Finance 1 Ltd., 6.346% due 12/31/49 (a)(b)	865,462
200,000	EUR	MUFG Capital Finance 2 Ltd., 4.850% due 12/31/49 (a)(b)	245,005

		Total Cayman Island	2,856,612

Denmark — 1.1%
11,985,224	DKK	Realkredit Danmark A/S, 5.000% due 10/1/38 (a)(b)	2,086,682

France — 0.2%
300,000	EUR	France Telecom SA, Senior Unsubordinated Medium-Term Note, 7.250% due 1/28/13 (a)	449,575

Germany — 0.1%
100,000		Deutsche Telekom International Finance BV, Company Guaranteed Notes, 8.250% due 6/15/30 (a)	121,125

Greece — 0.3%
370,000	EUR	Public Power Corp. Notes,, 4.500% due 3/12/09 (a)	503,903

Iceland — 0.1%
200,000		Landsbanki Islands HF, 6.205% due 8/25/09 (a)(b)(c)	201,172

Italy — 0.6%
720,000	EUR	Telecom Italia SpA, Medium-Term Note, 6.250% due 2/1/12 (a)	1,023,592

Japan — 1.3%
200,000	EUR	Bank of Tokyo-Mitsubishi UFJ Ltd., 3.500% due 12/16/15 (a)(b)	258,805
400,000		Resona Bank Ltd., 5.850% due 12/31/49 (b)(c)	380,065
		Sumitomo Mitsui:
100,000,000	JPY	1.545% due 12/31/49 (a)(b)	867,902
100,000,000	JPY	1.627% due 12/31/49	867,786

		Total Japan	2,374,558

Luxembourg — 0.4%
567,000	EUR	Hannover Finance Luxembourg SA, 5.000% due 12/31/49 (a)(b)	724,202
100,000		VTB Capital SA for Vneshtorgbank, Medium-Term Note, 6.110% due 9/21/07 (a)(b)(c)	100,000

		Total Luxembourg	824,202

Netherlands — 0.4%
700,000		Rabobank Nederland, Senior Notes, 5.380% due 1/15/09 (a)(b)(c)(d)	700,326

South Korea — 0.4%
155,000		Export-Import Bank of Korea, Medium-Term Note, 4.250% due 11/27/07	154,433
561,000		Korea Development Bank, 4.250% due 11/13/07	560,214

		Total South Korea	714,647

United Kingdom — 1.0%
200,000		HBOS PLC, 5.920% due 12/31/49 (a)(b)(c)	182,063
300,000	CAD	National Grid PLC, Medium-Term Note, 4.980% due 6/22/11 (d)	283,009

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value

United Kingdom — 1.0% (continued)
		Royal Bank of Scotland Group PLC,:
1,000,000		Notes, 5.410% due 7/21/08 (a)(b)(c)	$1,000,582
300,000		Senior Notes, 5.360% due 12/21/07 (a)(b)(c)	300,095
100,000		Tate & Lyle International Finance PLC, 5.000% due 11/15/14 (a)(c)	94,119
100,000		XL Capital Europe PLC, 6.500% due 1/15/12	104,021

		Total United Kingdom	1,963,889

United States — 7.5%
100,000		Ace INA Holdings Inc., 5.875% due 6/15/14	100,875
500,000		American Express Medium-Term Note, 5.390% due 4/6/09 (a)(b)	500,245
300,000		AT&T Inc., 6.500% due 9/1/37	301,419
700,000		Bear Stearns Cos. Inc., Notes, 6.950% due 8/10/12	710,751
100,000		Capital One Financial Corp., Medium-Term Note, 5.700% due 9/15/11	98,550
200,000		Centerpoint Energy Inc., 5.875% due 6/1/08	199,452
900,000		CIT Group Inc., Medium-Term Note, 5.570% due 2/21/08 (a)(b)	888,133
200,000		CNA Financial Corp., 6.000% due 8/15/11	201,512
100,000		DaimlerChrysler NA Holding Corp., Company Guaranteed Notes, 5.750% due 9/8/11	100,763
200,000		DR Horton Inc., 4.875% due 1/15/10	186,170
400,000		El Paso Performance-Linked Trust, Notes, 7.750% due 7/15/11 (a)(c)	411,816
200,000		Fresenius Medical Care Capital Trust II, Company Guaranteed Notes, 7.875% due 2/1/08	200,500
500,000		General Electric Capital Corp., Notes, 5.400% due 3/16/09 (a)(b)	499,795
900,000		Genworth Global Funding Trusts, 5.420% due 2/10/09 (a)(b)	897,360
		GMAC LLC:
400,000		6.510% due 9/23/08	383,277
200,000		Bonds, 8.000% due 11/1/31	180,121
100,000		GMAC LLC, Notes, 7.000% due 2/1/12	89,951
200,000		Goldman Sachs Group Inc., 5.810% due 3/22/16 (a)(b)	193,796
200,000		Harrah’s Operating Co. Inc., 5.956% due 2/8/08 (a)(b)(c)	200,215
100,000		HJ Heinz Finance Co., 6.000% due 3/15/12	101,917
300,000		HSBC Finance Corp., Medium-Term Note, 5.490% due 9/15/08 (a)(b)	300,578
300,000		IBJ Preferred Capital Co., 8.790% due 12/31/49 (a)(b)(c)	308,596
300,000		iStar Financial Inc., 5.150% due 3/1/12	278,505
300,000		JPMorgan Chase Capital XX, 6.550% due 9/29/36	270,885
400,000		Mandalay Resort Group, Senior Unsecured Notes, 6.500% due 7/31/09	399,000
100,000		Mastr Adjustable Rate Mortgages Trust, Series 2004-6, Class 4A4, 4.138% due 7/25/34	98,185
200,000		Mizuho JGB Investment LLC, 9.870% due 12/31/49 (a)(b)(c)	207,433
900,000		Morgan Stanley, 5.470% due 2/9/09 (a)(b)	894,065
540,000	EUR	Pemex Project Funding Master Trust, 6.250% due 8/5/13 (a)(c)	769,155
800,000		Popular North America Inc., Medium-Term Note, Series F, 5.760% due 4/6/09 (a)(b)	803,896
200,000		Ryder System Inc., Medium-Term Note, 3.500% due 3/15/09	195,418
200,000		Sealed Air Corp., 6.950% due 5/15/09 (a)(c)	206,211
1,000,000		Skandinaviska Enskilda Banken AB, 5.490% due 2/13/09	1,000,926
500,000		US BanCorp., Notes, 5.535% due 4/28/09 (a)(b)	498,842
1,000,000		Wachovia Bank NA/Old, Senior Notes, 5.400% due 3/23/09 (a)(b)	998,617
500,000		Wal-Mart Stores Inc., 5.260% due 6/16/08 (a)(b)	499,800
46,572		WaMu Mortgage Pass Through Certificates, Series 2003-AR5, Class A7, 4.208% due 6/25/33	46,042

		Total United States	14,222,772

		TOTAL CORPORATE BONDS & NOTES (Cost — $26,902,010)	28,643,087

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value
MORTGAGE-BACKED SECURITIES — 21.9%
FHLMC — 0.5%
		Federal Home Loan Mortgage Corp, (FHLMC):
678,003		4.500% due 2/15/20 (a)	$658,563
311,359		4.000% due 6/15/22 (a)	308,908

		TOTAL FHLMC	967,471

FNMA — 21.4%
		Federal National Mortgage Association (FNMA):
184,820		5.605% due 1/25/21 (a)(b)	184,535
617,944		4.187% due 11/1/34 (a)(b)	618,290
930,863		6.500% due 7/1/36-11/1/36 (a)	945,139
4,946,364		5.500% due 5/1/34-5/1/37 (a)	4,842,845
12,791,549		6.000% due 4/1/36-7/25/44 (a)	12,784,930
21,400,000		TBA, 5.500% due 9/1/36-10/1/36 (a)(e)	20,901,787

		TOTAL FNMA	40,277,526

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $41,223,252)	41,244,997

MUNICIPAL BONDS — 0.1%

United States — 0.1%
200,000		Dallas Area Rapid Transit, 5.00%, expires 12/1/36 (a)	202,644
100,000		Puerto Rico Sales Tax Financing Corp., 0.25%, expires 8/1/54 (a)(f)	8,837

		Total United States	211,481

		TOTAL MUNICIPAL BONDS (Cost — $208,209)	211,481

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.5%

U.S. Government Agency — 0.4%
800,000		Federal Home Loan Bank, 3.250% due 1/9/09 (a)	782,992

U.S. GOVERNMENT OBLIGATIONS — 1.1%
		U.S. Treasury Bonds:
1,343,108		2.375% due 1/15/27 (a)	1,337,966
700,000		4.500% due 2/15/36 (a)	663,743

		TOTAL U.S. GOVERNMENT OBLIGATIONS	2,001,709

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $2,726,694)	2,784,701

U.S. TREASURY INFLATION PROTECTED SECURITY — 0.8%
1,507,935		U.S. Treasury Notes, 2.625% due 7/15/17 (Cost — $1,491,948) (a)	1,543,631

Contracts
PURCHASED OPTIONS — 1.7%

Germany — 0.0%
131	EUR	Eurodollar Futures, Put @ $100.90, expires 11/23/07	894
217	EUR	Eurodollar Futures, Call @ $101.40, expires 11/23/07	148

		Total Germany	1,042

United Kingdom — 0.0%
3,500,000	GBP	Swaption, 3 Month LIBOR, Call @ $5.15, expires 9/14/07	0
10,500,000	GBP	Swaption, 3 Month LIBOR, Call @ $5.19, expires 9/14/07	0

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Contracts		Security	Value

United Kingdom — 0.0% (continued)
8,000,000	GBP	Swaption, 3 Month LIBOR, Call @ $5.30, expires 3/14/08	$28,861
7,000,000	GBP	Swaption, 6 Month LIBOR, Call @ $5.15, expires 9/14/07	0

		Total United Kingdom	28,861

United States — 1.7%
2,700,000	EUR	Euro vs. U.S. Dollar, Call @ $1.36, expires 5/21/08	107,557
2,700,000	EUR	Euro vs. U.S. Dollar, Put @ $1.36, expires 5/21/08	60,731
400,000	EUR	Euro vs. U.S. Dollar, Call @ $1.38, expires 6/3/10	22,767
400,000	EUR	Euro vs. U.S. Dollar, Put @ $1.38, expires 6/3/10	20,261
2,200,000	EUR	Euro vs. U.S. Dollar, Put @ $1.39, expires 7/8/10	128,765
2,200,000	EUR	Euro vs. U.S. Dollar, Call @ $1.39, expires 7/8/10	111,211
3,400,000		Eurodollar Futures, Put @ $85.50, expires 9/6/07	0
13,000,000		Eurodollar Futures, Call @ $102.08, expires 9/6/07	0
12,000,000		Eurodollar Futures, Put @ $85.00, expires 10/1/07	0
6,000,000		Eurodollar Futures, Put @ $86.50, expires 11/6/07	120
353	EUR	Eurodollar Futures, Put @ $101.00, expires 11/23/07	2,408
48	EUR	Eurodollar Futures, Put @ $104.50, expires 11/23/07	655
3,700,000		Swaption, 3 Month LIBOR, Call @ $5.00, expires 8/28/09	38,205
8,600,000		Swaption, 3 Month LIBOR, Call @ $5.00, expires 8/28/09	88,722
17,600,000		Swaption, 3 Month LIBOR, Call @ $5.00, expires 8/28/09	181,730
16,800,000		Swaption, 3 Month LIBOR, Call @ $5.00, expires 12/20/07	126,199
71,900,000		Swaption, 3 Month LIBOR, Call @ $4.75, expires 3/31/08	462,810
23,400,000		Swaption, 3 Month LIBOR, Call @ $4.75, expires 3/31/08	150,622
40,400,000		Swaption, 3 Month LIBOR, Call @ $5.00, expires 2/1/08	334,136
2,300,000		Swaption, 3 Month LIBOR, Call @ $5.00, expires 2/1/08	19,023
1,500,000		Swaption, 3 Month LIBOR, Call @ $4.75, expires 9/26/08	11,369
5,800,000		Swaption, 3 Month LIBOR, Call @ $4.75, expires 9/26/08	43,958
18,100,000		Swaption, 3 Month LIBOR, Call @ $4.75, expires 9/26/08	137,180
47,800,000		Swaption, 3 Month LIBOR, Call @ $5.30, expires 8/3/09	633,774
1,700,000		U.S. Dollar CAP/CMS, Call @ $0.29, expires 12/7/07	44,262
11		U.S. Dollar Futures, Call @ $131.00, expires 11/20/07	172
2,000,000		U.S. Dollar vs. Japanese Yen, Call @ JPY116.00, expires 12/5/07	34,910
3,500,000		U.S. Dollar vs. Japanese Yen, Put @ JPY114.65, expires 1/18/08	93,852
3,500,000		U.S. Dollar vs. Japanese Yen, Call @ JPY114.65, expires 1/18/08	86,012
1,700,000		U.S. Dollar vs. Japanese Yen, Call @ JPY120.00, expires 1/18/08	7,545
5,900,000		U.S. Dollar vs. Japanese Yen, Call @ JPY115.35, expires 2/13/08	117,841
5,900,000		U.S. Dollar vs. Japanese Yen, Put @ JPY115.35, expires 2/13/08	181,773
54		U.S. Treasury Notes 2 Year Futures, Call @ $114.00, expires 11/20/07	844
231		U.S. Treasury Notes 5 Year Futures, Call @ $123.00, expires 11/20/07	3,609

		Total United States	3,253,023

		TOTAL PURCHASED OPTIONS (Cost — $3,000,600)	3,282,926

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $189,807,424)	194,046,574

Face Amount
SHORT-TERM INVESTMENTS — 24.1%
TIME DEPOSITS — 4.6%
		Bank of America — London:
$2,953,697	EUR	3.280% due 9/1/07	4,029,433
1,799,699		4.440% due 9/1/07	1,799,699
335,569	GBP	5.270% due 9/1/07	676,759

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount		Security	Value
TIME DEPOSITS — 4.6% (continued)
		BBH — Grand Cayman:
160,281	DKK	3.000% due 9/1/07	$29,351
96,261	CAD	4.030% due 9/1/07	91,139
85,324		4.440% due 9/1/07	85,324
22,360	AUD	5.510% due 9/1/07	18,239
11,925	NZD	6.750% due 9/1/07	8,370
223,146,148	JPY	JP Morgan Chase & Co. — London, 0.010% due 9/1/07	1,926,248

		TOTAL TIME DEPOSITS (Cost — $8,664,562)	8,664,562

COMMERCIAL PAPER — 18.0%
$7,400,000		Bank of America Corp., 5.327% due 10/2/07 (f)	7,366,546
1,800,000		General Electric Capital Corp., 5.307% due 11/6/07 (f)	1,782,939
4,900,000		Rabobank USA Finance Corp., 5.233% due 9/4/07 (f)	4,897,864
800,000		Swedbank Mortgage AB, 5.317% due 9/6/07 (f)	799,417
5,100,000		Total Fina Elf, 5.283% due 9/4/07 (d)(f)	5,097,756
		UBS Finance Delaware LLC:
3,900,000		5.300% due 9/4/07 (f)	3,898,298
1,800,000		5.325% due 10/15/07 (f)	1,788,494
8,400,000		Westpac Banking Corp., 5.311% due 9/18/07 (d)(f)	8,379,215

		TOTAL COMMERCIAL PAPER (Cost — $34,010,529)	34,010,529

REPURCHASE AGREEMENT — 0.7%
1,300,000		Credit Suisse Securities (USA) LLC repurchase agreement dated 8/31/07, 5.05% due 9/4/07, Proceeds at maturity — $1,300,729; (Fully collateralized by U.S. Treasury Notes,. 4.75% due 2/28/09; Market Value — ($1,330,379) (Cost — $1,300,000)	1,300,000

U.S. GOVERNMENT OBLIGATION — 0.8%
1,460,000		U.S. Treasury Bill, 4.700% due 9/13/07 (Cost — $1,457,742) (f)(g)	1,457,742

		TOTAL SHORT-TERM INVESTMENTS (Cost — $45,432,833)	45,432,833

		TOTAL INVESTMENTS — 127.0% (Cost — $235,240,257#)	239,479,407
		Liabilities in Excess of Other Assets — (27.0%)	(50,864,640)

		TOTAL NET ASSETS — 100.0%	$188,614,767

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is segregated for open futures contracts, extended settlements, written options, swap contracts, foreign currency contracts, TBA’s and short sales.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2007.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security maybe resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(d)	Illiquid security.
(e)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(f)	Rate shown represents yield-to-maturity.
(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is $237,937,467.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Abbreviations used in this schedule:

AUD	—	Australian Dollar
EUR	—	Euro
CAD	—	Canadian Dollar
DKK	—	Denmark Kroner
GBP	—	Great British Pound
JPY	—	Japanese Yen
LIBOR	—	London Interbank Offered Rate
NZD	—	New Zealand Dollar
PLN	—	Polish Zloty

See pages 122 and 123 for definitions of ratings.

Summary of Investments by Security Type*
Sovereign Bonds	37.7%
Mortgage-Backed Securities	17.2
Corporate Bonds & Notes	12.0
Collateralized Mortgage Obligations	6.1
Asset-Backed Securities	4.7
Purchased Options	1.4
U.S. Government & Agency Obligations	1.2
U.S. Treasury Inflation Protected Securities	0.6
Municipal Bonds	0.1
Short-Term Investments	19.0

100.0%

*	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Schedule of Options Written

Contracts		Security Name	Expiration Date	Strike Price	Value

United Kingdom
1,000,000	GBP	Swaption, 6 Month LIBOR, Call	9/14/07	$4.85	$0
3,000,000	GBP	Swaption, 6 Month LIBOR, Call	9/14/07	4.85	1
2,000,000	GBP	Swaption, 6 Month LIBOR, Call	9/14/07	5.15	0
2,000,000	GBP	Swaption, 6 Month LIBOR, Call	3/14/08	4.85	22,944

		Total United Kingdom			22,945

United States
7,100,000		Swaption, 3 Month LIBOR, Call	11/19/07	5.38	105,150
4,400,000		Swaption, 3 Month LIBOR, Call	11/21/07	5.45	84,460
2,400,000		Swaption, 3 Month LIBOR, Call	11/22/07	5.47	49,897
18,000,000		Swaption, 3 Month LIBOR, Call	2/1/08	5.10	268,080
1,000,000		Swaption, 3 Month LIBOR, Call	2/1/08	5.10	14,893
29,500,000		Swaption, 3 Month LIBOR, Call	3/31/08	4.90	345,635
10,200,000		Swaption, 3 Month LIBOR, Call	3/31/08	4.95	129,908
600,000		Swaption, 3 Month LIBOR, Call	9/26/08	4.95	8,869
2,500,000		Swaption, 3 Month LIBOR, Call	9/26/08	4.95	36,956
7,600,000		Swaption, 3 Month LIBOR, Call	9/26/08	4.95	112,346
20,800,000		Swaption, 3 Month LIBOR, Call	8/3/09	5.50	579,569
2,900,000		Swaption, 3 Month LIBOR, Call	8/28/09	5.32	81,360
5,900,000		Swaption, 3 Month LIBOR, Call	8/28/09	5.32	166,114
1,200,000		Swaption, 3 Month LIBOR, Call	8/28/09	5.32	33,786
7,300,000		Swaption, 6 Month LIBOR, Call	12/24/07	5.15	109,917
36		U.S.Treasury Notes 10 Year Futures, Call	11/20/07	111.00	19,687

		Total United States			2,146,627

		TOTAL WRITTEN OPTIONS (Premiums received — $1,926,736)			$2,169,572

Schedule of Securities Sold Short

Face Amount	Security	Value
	Federal National Mortgage Association (FNMA)
$ 7,000,000	5.500% due 9/01/36 (a)	$6,837,033
8,000,000	5.000% due 9/01/37 (a)	7,603,752
1,000,000	6.000% due 9/01/37 (a)	998,906
	U.S. Treasury Notes
7,700,000	5.125% due 5/15/16	8,032,070
3,700,000	4.625% due 11/15/16	3,724,860
29,350,000	4.500% due 11/15/15-5/15/17	29,281,752

	TOTAL OPEN SHORT SALES (Proceeds — $55,962,041)	$56,478,373

(a)	This security is traded on a to-be-announced (TBA) basis (See note 1).

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Face Amount	Rating‡	Security	Value
MUNICIPAL BONDS — 97.5%

Alabama — 1.5%
$1,000,000	Aaa	Alabama State Board of Education, Revenue, Jefferson State Community College, AMBAC-Insured, 5.000% due 10/1/22 (a)	$1,037,610

Alaska — 2.2%
1,000,000	AAA	Anchorage, AK, GO, Refunding School, FGIC-Insured, 6.000% due 10/1/09	1,045,650
		Valdez Alaska Marine Term Revenue:
310,000	AAA	Exxon Pipeline Company Project, 3.880% due 10/1/25 (b)	310,000
155,000	AAA	Refunding, ExxonMobil PJ, 3.880% due 12/1/29 (b)	155,000

		Total Alaska	1,510,650

Arizona — 1.5%
1,000,000	Aaa	Arizona Student Loan Acquisition Authority Student Loan Revenue, Refunding, Senior Series A-1, GTDSTD-Insured, 5.650% due 5/1/14 (a)(c)	1,042,530

California — 6.3%
		California State, GO:
1,000,000	A+	Refunding, 5.000% due 2/1/33 (b)	1,002,990
195,000	AA+	Daily Kindergarten University, Series A-4, 3.790% due 5/1/34 (b)	195,000
1,110,000	AAA	Costa Mesa, CA, COP, Refunding, Public Facilities Project, MBIA-Insured, 5.000% due 10/1/18	1,157,730
1,000,000	AAA	Los Angeles, CA, Department of Water & Power Waterworks Revenue, Series C, MBIA-Insured, 5.250% due 7/1/19	1,065,940
1,000,000	A3	Rancho Mirage Joint Powers Financing Authority, Eisenhower Medical Center, Series A, 5.000% due 7/1/27 (a)(b)	985,090

		Total California	4,406,750

Colorado — 5.0%
1,000,000	AA	Colorado Water Resources & Power Development Authority, Drinking Water Revenue, Refunding, Revolving Fund Series A, 5.500% due 9/1/22	1,119,790
2,165,000	AA+	Longmont, CO, Sales & Use Tax Revenue, Refunding, 5.250% due 5/15/17	2,373,273

		Total Colorado	3,493,063

District of Columbia — 1.6%
1,075,000	AAA	Metropolitan Washington, D.C., Airport Authority System, Refunding, Series D, FSA-Insured, 5.375% due 10/1/18 (c)	1,124,138

Florida — 10.8%
1,500,000	AA+	Broward County, FL, GO, Parks & Land Preservation Project, 5.000% due 1/1/19	1,558,335
1,000,000	AAA	Florida Municipal Loan Council Revenue, North Miami Beach Water Project, Series B, MBIA-Insured, 5.375% due 8/1/18 (b)	1,066,590
1,000,000	AAA	Florida State Board of Education Lottery Revenue, Series C, FGIC-Insured, Prerefunded 7/01/10 @101, 5.250% due 7/1/20 (d)	1,051,240
1,315,000	AAA	Miami-Dade County, FL, Transit Sales Surtax Revenue, XLCA-Insured, 5.000% due 7/1/16	1,400,790
1,075,000	AAA	Port St. Lucie, FL, Florida Stormwater Utility Revenue, MBIA-Insured, 5.000% due 5/1/23	1,096,833
		Tampa, Florida Utility Tax & Special Revenue:
195,000	AAA	Series A, AMBAC-Insured - Prerefunded 10/1/12 @ 101, 5.250% due 10/1/19 (d)	210,569
1,055,000	AAA	Series A, AMBAC-Insured, 5.250% due 10/1/19	1,118,606

		Total Florida	7,502,963

Hawaii — 3.7%
1,500,000	AAA	Hawaii State, GO, Series DI, FSA-Insured, 5.000% due 3/1/10	1,547,040
		Maui County, HI, GO:
465,000	AA-	Series A, Prerefunded 3/1/11 @100, 5.500% due 3/1/15 (d)	492,626
535,000	AA-	Series A, 5.500% due 3/1/15	562,670

		Total Hawaii	2,602,336

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Face Amount	Rating‡	Security	Value

Illinois — 13.7%
		Chicago, IL:
$1,000,000	AAA	Housing Authority Capital Program Revenue, Refunding, FSA-Insured, 5.000% due 7/1/14	$1,048,780
1,000,000	AAA	Board of Education, GO, School Reform Board, Series A, FGIC-Insured, 5.250% due 12/1/20	1,085,580
		Illinois Finance Authority Revenue:
1,095,000	Baa1	Refunding, DePaul University, Series A, 5.375% due 10/1/19 (a)	1,157,284
2,000,000	AAA	OBG Bradley University, XLCA, 5.000% due 8/1/34 (b)	2,001,460
1,090,000	AAA	Refunding, Health Services, Series B, 3.950% due 5/15/35 (b)	1,090,000
345,000	AAA	Joliet Regional Port District/IL, 3.880% due 10/1/24 (b)	345,000
1,800,000	A-	Quincy, IL, OBG Blessing Blessing Hospital, 5.000% due 11/15/29	1,732,158
1,000,000	AAA	University of Illinois, University Revenue, Auxiliary Facilities System, Series B, FGIC-Insured, 5.500% due 4/1/19	1,111,360

		Total Illinois	9,571,622

Indiana — 3.0%
1,000,000	Aaa	Allen County, IN, Public Library Building Corp., First Mortgage, MBIA-Insured, Prerefunded 1/15/11@ 101, 5.000% due 1/15/17 (a)(d)	1,050,500
1,000,000	AAA	Indiana Health Facility Financing Authority Hospital Revenue, Refunding, Methodist Hospital Industry, Series A, Escrowed to Maturity, 5.750% due 9/1/15 (e)	1,010,760

		Total Indiana	2,061,260

Iowa — 1.5%
1,000,000	AAA	Des Moines, IA, Public Package Systems Revenue, Series A, FGIC-Insured, 5.750% due 6/1/13	1,049,940

Kansas — 1.6%
1,065,000	AA	Kansas State Development Finance Authority Revenue, Kansas Transition Revolving Fund, 5.000% due 10/1/20	1,117,579

Michigan — 1.6%
1,000,000	AAA	Michigan State House of Representatives, COP, AMBAC-Insured, 5.250% due 8/15/14 (b)	1,085,210

Minnesota — 3.0%
988,385	AAA	Minneapolis & St. Paul, MN, Housing Finance Board Single Family Mortgage Revenue, Mortgage Backed Securities, Cityliving, Series A-3, GNMA & FNMA-Insured, 5.700% due 4/1/27 (b)	1,041,847
1,000,000	A2	Minnesota State Higher EFA Revenue, University St. Thomas, Series Six-I, 5.000% due 4/1/23 (a)	1,021,640

		Total Minnesota	2,063,487

Nevada — 5.5%
1,500,000	AAA	Clark County, NV, GO, Refunding Food Control, FGIC-Insured, 4.750% due 11/1/24	1,513,695
1,000,000	AAA	State of Nevada Highway Revenue, Motor Vehicle Fuel Tax, 5.000% due 12/1/08	1,015,910
1,220,000	AAA	University of Nevada, University Revenue, Community College System, FSA-Insured, Prerefunded 7/1/10 @100, 5.250% due 7/1/16 (d)	1,271,496

		Total Nevada	3,801,101

New Jersey — 4.2%
325,000	AAA	Gloucester County Pollution Control Financing Authority, 3.730% due 1/1/22 (b)	325,000
1,500,000	A+	New Jersey Health Care Facilities Financing Authority, 5.000% due 7/1/27	1,499,895
1,000,000	AAA	New Jersey State Transportation Corp., COP, Series A, AMBAC-Insured, 5.500% due 9/15/15	1,095,650

		Total New Jersey	2,920,545

New York — 8.3%
		New York City, NY:
250,000	AAA	3.800% due 11/1/24 (b)	250,000
1,000,000	AA	Series D, 5.000% due 11/1/27	1,017,990
825,000	AA+	Municipal Water Finance Authority, 3.840% due 6/15/35 (b)	825,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Face Amount	Rating‡	Security	Value

New York — 8.3% (continued)
$1,450,000	AA+	Municipal Water Finance Authority, Water & Sewer Systems Revenue, Series E, 5.000% due 6/15/38 (b)	$1,465,109
		New York State:
1,100,000	AAA	Urban Development Corp. Revenue, Refunding, Correctional Capital Facilities, Series A, FSA-Insured, 5.250% due 1/1/14	1,161,248
1,000,000	AA-	Dormitory Authority Revenue, Series B, 5.250% due 11/15/23 (b)	1,059,100

		Total New York	5,778,447

North Carolina — 1.5%
1,000,000	AAA	Johnston County, NC, GO, FGIC-Insured, 5.000% due 6/1/21	1,044,120

Ohio — 1.5%
1,000,000	AAA	Springboro Community City School District, MBIA-Insured, Prerefunded 6/1/14 @100, 5.000% due 12/1/25 (d)	1,068,860

Oklahoma — 1.5%
1,000,000	AAA	Oklahoma City, OK, Airport Trust, Series A, FSA-Insured, Prerefunded 7/1/10 @100, 5.250% due 7/1/21 (d)	1,042,210

Oregon — 1.5%
1,000,000	AAA	Oregon State Department Administrative Services, COP, Series A, FSA-Insured, 5.000% due 5/1/24	1,027,450

Pennsylvania — 1.6%
1,120,000	AAA	Mifflin County, PA, GO, Series A, FGIC-Insured, 5.000% due 9/1/27	1,142,758

Tennessee — 3.6%
1,000,000	BBB+	Knox County, TN, Health & Housing Facilities Revenue, 5.250% due 4/1/36	968,340
1,500,000	AA-	Tennessee Energy Acquisition Corp., Series A, 5.250% due 9/1/17	1,567,590

		Total Tennessee	2,535,930

Texas — 4.2%
475,000	AAA	Texas State Department of Housing & Community Affairs Residential Mortgage Revenue, Refunding, Series A, GNMA/FNMA-Insured, 6.200% due 7/1/19 (c)	489,687
1,000,000	AAA	University of North Texas, University Revenue, Financing System, FGIC-Insured, 5.000% due 4/15/18	1,034,450
1,390,000	AAA	University of Texas, University Revenues, Financing Systems, Series D, 5.000% due 8/15/34 (b)	1,409,488

		Total Texas	2,933,625

Utah — 1.9%
1,200,000	AAA	South Ogden City, UT, Refunding, FGIC-Insured, 5.250% due 5/1/29	1,299,216

Wisconsin — 5.0%
1,200,000	BBB	Franklin, WI, Solid Waste Disposal Revenue, Waste Management Wisconsin Inc., Series A, 4.950% due 11/1/16	1,178,400
1,000,000	Aaa	Sun Prairie, WI, Area School District, GO, FGIC-Insured, 5.625% due 4/1/16 (a)	1,041,550
1,340,000	BBB	Wisconsin State HEFA Revenue, Refunding, Divine Savior Healthcare, 5.500% due 5/1/26	1,288,531

		Total Wisconsin	3,508,481

Wyoming — 0.2%
145,000	AAA	Lincoln County, WY, 3.880% due 11/1/14 (b)	145,000

		TOTAL MUNICIPAL BONDS (Cost — $67,854,171)	67,916,881

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $67,854,171)	67,916,881

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Face Amount	Rating‡	Security	Value
SHORT-TERM INVESTMENT — 0.0%
TIME DEPOSITS — 0.0%
$ 2,157		BBH — Grand Cayman, 4.440% due 9/1/07 (Cost — $2,157)	$2,157

		TOTAL INVESTMENTS — 97.5% (Cost — $67,856,328#)	67,919,038
		Other Assets in Excess of Liabilities — 2.5%	1,718,822

		TOTAL NET ASSETS — 100.0%	$69,637,860

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.
(a)	Rating by Moody’s Investors Service. All ratings are unaudited.
(b)	Variable rate securities. Coupon rates disclosed are those which are in effect at August 31, 2007.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(d)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(e)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
#	Aggregate cost for federal income tax purposes is $67,838,428.

See pages 122 and 123 for definition of ratings.

Abbreviations used in this schedule:

AMBAC	—	Ambac Assurance Corporation
COP	—	Certificate of Participation
EFA	—	Educational Facilities Authority
FGIC	—	Financial Guaranty Insurance Company
FNMA	—	Federal National Mortgage Association
FSA	—	Financial Security Assurance
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
GTDSTD	—	Guaranteed Student Loans
HEFA	—	Health & Educational Facilities Authority
MBIA	—	Municipal Bond Investors Assurance Corporation
XLCA	—	XL Capital Assurance Inc.

Summary of Investments by Industry*
Education	19.4%
General Obligation	15.7
Hospitals	11.3
Tax Allocation	10.6
Pre-Refunded	9.1
Water and Sewer	8.7
Public Facilities	6.4
Miscellaneous	4.8
Housing: Single-Family	3.8
Transportation	3.3
US Municipals	2.6
Utilities	2.3
Escrowed to Maturity	1.5
Pollution Control	0.5

100.0%

*	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Money Market Investments

Face Amount	Security	Value
SHORT-TERM INVESTMENTS — 100.1%

Certificate of Deposit — 3.8%
$1,250,000	BNP Paribas NY Branch, 5.270% due 4/3/08	$1,249,326
2,000,000	Manufacturers & Traders Trust Co., 5.612% due 6/26/08	1,999,007
1,250,000	Natixis NY Branch, 5.446% due 6/9/08	1,249,594

	Total Certificate of Deposit	4,497,927

Commercial Paper — 44.4%
2,500,000	Alpine Securitization, 5.301% due 10/12/07 (a)	2,485,109
2,500,000	American Honda Finance, 5.268% due 9/5/07 (a)	2,498,544
2,500,000	Astrazeneca PLC, 5.310% due 9/6/07 (a)	2,498,170
2,500,000	Atlantis One Funding, 5.321% due 10/12/07 (a)	2,485,052
1,500,000	Barton Capital LLC, 5.372% due 9/4/07 (a)	1,499,331
1,250,000	BASF AG, 5.298% due 12/13/07 (a)	1,231,439
1,250,000	Commerzbank US Finance, 5.322% due 10/30/07 (a)	1,239,286
2,500,000	Cullinan Finance Corp., 5.328% due 9/4/07 (a)	2,498,896
2,500,000	Edison Asset Securitization LLC, 5.303% due 10/1/07 (a)	2,489,083
2,500,000	Eureka Asset Securitization, 5.308% due 9/4/07 (a)	2,498,900
2,500,000	Goldman Sachs Group Inc., 5.313% due 11/1/07 (a)	2,477,845
2,500,000	Irish Life & Permanent, 5.332% due 12/17/07 (a)	2,461,250
2,500,000	Korea Development Bank NY, 5.320% due 9/4/07 (a)	2,498,896
2,500,000	Mane Funding Corp., 5.307% due 9/12/07 (a)	2,495,982
2,500,000	Manhattan Asset Funding Co., 5.380% due 9/14/07 (a)	2,495,251
1,250,000	Nordea North America Inc., 5.304% due 10/2/07 (a)	1,244,365
2,500,000	Scaldis Capital LLC, 5.396% due 9/10/07 (a)	2,496,644
2,000,000	Silver Tower US Funding, 5.321% due 10/25/07 (a)	1,984,250
2,250,000	Societe Generale North America, 5.321% due 10/5/07 (a)	2,238,844
2,500,000	St. George Bank Ltd., 5.315% due 10/12/07 (a)	2,485,066
2,500,000	Sumitomo Corp. of America, 5.332% due 11/13/07 (a)	2,473,436
2,500,000	TSL (USA) Inc., 5.351% due 9/20/07 (a)	2,493,007
1,250,000	UBS Finance Delaware LLC, 5.316% due 11/5/07 (a)	1,238,219
2,000,000	Windmill Funding Corp., 5.291% due 9/10/07 (a)	1,997,375

	TOTAL COMMERCIAL PAPER	52,504,240

Corporate Note — 1.0%
1,250,000	Bank of America NA, 5.505% due 7/25/08	1,249,693

Time Deposits — 0.0%
605	BBH — Grand Cayman, 4.440% due 9/1/07	605

U.S. Government Agencies — 50.9%
	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes:
5,000,000	5.190% due 9/28/07 (a)	4,980,867
3,500,000	5.201% due 10/22/07 (a)	3,474,663
	Federal National Mortgage Association (FNMA) Discount Notes:
35,905,000	4.282% due 9/4/07 (a)	35,892,194
3,500,000	5.179% due 9/21/07 (a)	3,490,122
4,000,000	5.204% due 10/5/07 (a)	3,980,677
8,500,000	5.204% due 10/17/07 (a)	8,444,519

	TOTAL U.S GOVERNMENT AGENCIES	60,263,042

	TOTAL SHORT-TERM INVESTMENTS (Cost — $118,515,507)	118,515,507

	TOTAL INVESTMENTS — 100.1% (Cost — $118,515,507#)	118,515,507
	Liabilities in Excess of Other Assets — (0.1%)	(169,805)

	TOTAL NET ASSETS — 100.0%	$118,345,702

See Notes to Financial Statements.

Schedules of Investments

(continued)

Money Market Investments

(a)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $118,515,507.

See Notes to Financial Statements.

Ratings

(unaudited)

Bond Ratings
The definitions of the applicable rating symbols are set forth below:
Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa” where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Ratings

(unaudited) (continued)

Short-Term Security Ratings
SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1

— Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Statements of Assets and Liabilities

August 31, 2007

	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Growth Investments
ASSETS:
Investments, at cost	$2,139,278,505	$1,691,297,356	$379,730,076
Foreign currency, at cost	—	—	—

Investments, at value*	$2,511,180,135	$1,957,142,433	$473,125,995
Foreign currency, at value	—	—	—
Cash	—	—	—
Receivable for securities sold	2,611,628	8,556,441	3,511,838
Dividends and interest receivable	1,479,515	3,918,881	96,950
Receivable for Fund shares sold	6,728,437	4,609,852	798,898
Receivable for open forward currency contracts (Notes 1 and 3)	—	—	—
Receivable from broker—variation margin on open futures contracts (Notes 1 and 3)	—	—	—
Unrealized appreciation on swaps (Notes 1 and 3)	—	—	—
Prepaid expenses	50,750	41,131	21,135

Total Assets	2,522,050,465	1,974,268,738	477,554,816

LIABILITIES:
Payable for securities on loan	$51,156,602	$147,862,517	$72,113,980
Payable for Fund shares repurchased	2,315,918	1,799,151	761,285
Payable for securities purchased	3,340,604	7,727,589	2,667,701
Investment management fee payable	1,225,503	907,901	272,797
Transfer agent fees payable	102,700	102,915	94,684
Custody fee payable	58,491	50,149	9,432
Trustees’ fees payable	35,000	18,060	5,046
Interest payable for short sales (Note 1)	—	—	—
Due to custodian	77,047	—	10,812
Premium paid for open swaps (Notes 1 and 3)	—	—	—
Investments sold short, at value (proceeds received $115,448,667 and $55,962,041, respectively) (Note 1)	—	—	—
Options written, at value (premiums received $773,566 and $1,926,736, respectively) (Notes 1 and 3)	—	—	—
Unrealized depreciation on swaps (Notes 1 and 3)	—	—	—
Payable for open forward currency contracts (Notes 1 and 3)	—	—	—
Payable to broker—variation margin on open futures contracts (Notes 1 and 3)	—	—	—
Distributions payable	—	—	—
Accrued expenses	84,623	80,311	83,256
Other liabilities	—	—	—

Total Liabilities	58,396,488	158,548,593	76,018,993

Total Net Assets	$2,463,653,977	$1,815,720,145	$401,535,823

NET ASSETS:
Par value (Note 4)	$159,448	$141,051	$21,969
Paid-in capital in excess of par value	2,091,289,154	1,411,217,822	565,199,464
Accumulated net investment loss	—	—	(1,415)
Undistributed (Overdistributed) net investment income	3,954,875	20,529,144	—
Accumulated net realized gain (loss) on investments, futures contracts, options written, swap contracts and foreign currency transactions	(3,651,130)	117,987,051	(257,081,513)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, short sales, swap contracts and foreign currencies	371,901,630	265,845,077	93,397,318

Total Net Assets	$2,463,653,977	$1,815,720,145	$401,535,823

Shares Outstanding	159,447,816	141,050,839	21,968,562

Net Asset Value	$15.45	$12.87	$18.28

*	Includes securities on loan for the following funds: Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments and High Yield Investments with market value of $50,135,227, $144,202,925, $70,465,669, $58,157,473, $70,961,524, $34,974,849, $2,273,486 and $5,476,513, respectively.

See Notes to Financial Statements.

Small Capitalization Value Equity Investments	International Equity Investments	Emerging Markets Equity Investments		Core Fixed Income Investments	High Yield Investments	International Fixed Income Investments	Municipal Bond Investments	Money Market Investments

$357,571,218	$1,368,227,814	$367,994,099		$1,054,503,828	$92,094,671	$235,240,257	$67,856,328	$118,515,507
—	835,526	2,024,300		384,662	—	639,528	—	—

$411,787,339	$1,714,517,041	$553,693,633		$1,053,104,499	$90,322,403	$239,479,407	$67,919,038	$118,515,507
—	848,932	2,058,181		392,347	—	637,853	—	—
—	12,052,840	7,754,300	**	—	—	—	942	1,716
1,059,773	—	2,565,569		188,682,866	4,606	123,296,846	—	—
598,908	2,968,453	1,263,068		6,561,807	1,792,032	2,061,227	953,626	12,208
655,542	4,433,949	1,347,655		3,316,461	141,999	538,658	835,567	440,406
—	—	—		600,013	—	468,719	—	—
—	—	238,259		161,184	—	—	—	—
—	—	—		3,747,178	—	2,884,305	—	—
16,770	29,115	26,665		18,866	10,564	12,809	12,156	15,861

414,118,332	1,734,850,330	568,947,330		1,256,585,221	92,271,604	369,379,824	69,721,329	118,985,698

$59,936,454	$73,164,904	$35,718,804		$2,319,176	$5,589,086	$—	$—	$—
612,353	1,453,974	736,441		934,193	124,805	177,029	7,014	—
687,196	4,146,762	1,003,731		268,401,217	238,369	113,974,167	—	—
250,198	879,977	348,368		268,282	40,710	74,699	19,539	16,403
81,033	91,343	97,360		95,203	34,371	63,119	1,506	57,000
14,418	52,146	52,547		35,226	4,744	6,250	3,327	2,693
1,982	11,240	5,557		18,567	4,552	2,578	3,073	4,997
—	—	—		443,151	—	586,388	—	—
—	—	—		656,394	344,422	160,483	—	—
—	—	—		3,260,651	—	2,165,162	—	—
—	—	—		116,115,284	—	56,478,373	—	—
—	—	—		1,172,346	—	2,169,572	—	—
—	—	—		1,372,786	—	3,158,343	—	—
—	—	—		223,404	—	1,362,207	—	—
—	—	—		—	—	320,754	—	—
—	—	—		115,300	29,796	—	16,311	478,874
93,131	88,242	75,655		64,594	56,414	65,933	32,699	80,029
—	257,749	591,118		—	—	—	—	—

61,676,765	80,146,337	38,629,581		395,495,774	6,467,269	180,765,057	83,469	639,996

$352,441,567	$1,654,703,993	$530,317,749		$861,089,447	$85,804,335	$188,614,767	$69,637,860	$118,345,702

$26,094	$106,307	$27,631		$106,695	$18,723	$24,593	$7,793	$118,373
251,032,227	1,282,203,767	325,133,979		882,830,955	173,166,131	201,914,221	71,365,868	118,248,447
—	—	—		—	—	—	—	(6)
1,902,682	16,773,088	3,806,687		1,838,566	1,426,181	4,083,035	130,471	—
45,262,670	9,257,514	15,361,435		(23,882,282)	(87,034,432)	(20,854,256)	(1,928,982)	(21,112)
54,217,894	346,363,317	185,988,017		195,513	(1,772,268)	3,447,174	62,710	—

$352,441,567	$1,654,703,993	$530,317,749		$861,089,447	$85,804,335	$188,614,767	$69,637,860	$118,345,702

26,093,558	106,306,725	27,631,346		106,694,830	18,722,753	24,593,298	7,793,424	118,372,607

$13.51	$15.57	$19.19		$8.07	$4.58	$7.67	$8.94	$1.00

**	Includes $1,660,384 of restricted cash.

See Notes to Financial Statements.

Statements of Operations

For the Year Ended August 31, 2007

	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Growth Investments
INVESTMENT INCOME:
Dividends	$16,942,873	$38,599,909	$1,003,492
Interest	2,077,402	2,099,552	313,454
Income from securities lending	71,029	143,424	284,726
Miscellaneous income	302,134	334,711	47,804
Less: Foreign taxes withheld	(278,484)	(223,570)	(37,412)

Total Investment Income	19,114,954	40,954,026	1,612,064

EXPENSES:
Investment management fee (Note 2)	$13,028,580	$10,447,532	$3,120,285
Administration fees (Note 2)	820,465	680,805	157,382
Transfer agent fees (Note 2)	423,774	348,767	334,496
Custody fees	466,486	371,535	91,100
Trustees’ fees	141,583	106,577	25,976
Shareholder reports	89,919	55,493	34,808
Insurance	33,077	37,328	6,851
Audit and tax	30,081	30,067	28,100
Legal fees	35,496	28,046	22,440
Registration fees	46,136	63,431	26,748
Interest expense	—	—	—
Miscellaneous expenses	43,812	37,643	13,216

Total Investment Expenses	15,159,409	12,207,224	3,861,402

Less: Fee waivers and/or expense reimbursement (Note 2)	—	(277,652)	(6,450)

Net Investment Expenses	15,159,409	11,929,572	3,854,952

Net Investment Income (Loss)	$3,955,545	$29,024,454	$(2,242,888)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SHORT SALES, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	$249,663,247	$136,730,179	$43,063,938
Futures contracts	—	—	—
Options written	—	—	—
Swap contracts	—	—	—
Foreign currency transactions	—	—	(306)

Net Realized Gain (Loss)	249,663,247	136,730,179	43,063,632

Change in Net Unrealized Appreciation/Depreciation From:
Investments	132,493,579	44,968,521	14,448,359
Futures contracts	—	—	—
Options written	—	—	—
Short sales	—	—	—
Swap contracts	—	—	—
Foreign currencies	(34)	—	1,296

Change in Net Unrealized Appreciation/Depreciation	132,493,545	44,968,521	14,449,655

Net Gain (Loss) on Investments, Futures Contracts, Options Written, Short Sales, Swap Contracts and Foreign Currency Transactions	382,156,792	181,698,700	57,513,287

Total Net Assets Increase (Decrease) in Net Assets From Operations	$386,112,337	$210,723,154	$55,270,399

See Notes to Financial Statements.

Small Capitalization Value Equity Investments	International Equity Investments	Emerging Markets Equity Investments	Core Fixed Income Investments	High Yield Investments	International Fixed Income Investments	Municipal Bond Investments	Money Market Investments

$6,518,218	$35,133,703	$8,802,792	$25,594	$61,423	$—	$—	$—
357,701	1,745,035	389,140	42,307,853	8,159,280	7,280,982	2,977,552	6,957,282
309,734	1,290,209	69,597	12,945	22,629	—	—	—
263,346	295,051	1,212,909	60,309	231,047	—	14,956	—
(27,971)	(3,290,095)	(1,101,886)	(19)	(2,156)	(28,886)	—	—

7,421,028	35,173,903	9,372,552	42,406,682	8,472,223	7,252,096	2,992,508	6,957,282

$2,880,302	$10,612,763	$3,589.569	$3,249,458	$675,933	$958,463	$270,292	$199,982
144,964	572,661	125,940	331,018	44,080	83,697	28,432	53,846
331,517	337,819	251,642	268,298	100,292	174,270	6,539	214,135
98,588	557,444	494,285	235,665	38,734	78,602	21,119	37,113
21,462	85,873	22,449	61,998	11,461	14,109	9,269	13,527
24,654	50,957	12,519	40,687	5,967	20,106	1,613	27,356
6,750	26,098	5,368	13,263	2,827	4,466	1,118	1,991
24,982	31,801	21,165	32,280	27,383	29,500	25,600	26,200
22,691	38,373	11,762	21,760	22,436	22,525	10,448	22,478
46,003	75,165	20,035	60,114	27,435	32,334	23,379	33,275
—	—	—	94,604	—	78,534	—	—
24,355	43,831	42,811	6,386	8,291	7,055	1,426	9,471

3,626,268	12,432,785	4,597,545	4,415,531	964,839	1,503,661	399,235	639,374

—	(1,097,634)	(443,828)	(31,169)	(142,745)	(5,235)	(3,626)	(15,048)

3,626,268	11,335,151	4,153,717	4,384,362	822,094	1,498,426	395,609	624,326

$3,794,760	$23,838,752	$5,218,835	$38,022,320	$7,650,129	$5,753,670	$2,596,899	$6,332,956

$53,879,903	$137,614,831	$53,570,827	$8,209,989	$2,386,209	$(7,082,000)	$92,225	$—
—	—	587,703	(8,667,683)	—	66,242	—	—
—	—	—	495,718	—	408,644	—	—
—	—	—	521,001	—	(730,044)	—	—
(14)	20,493	(1,005,650)	(1,369,403)	—	(1,099,114)	—	—

53,879,889	137,635,324	53,152,880	(810,378)	2,386,209	(8,436,272)	92,225	—

(18,144,399)	68,477,039	89,284,892	(413,088)	(2,919,609)	2,341,573	(1,503,377)	—
—	—	238,259	(76,726)	—	130,982	—	—
—	—	—	(305,128)	—	(278,641)	—	—
—	(4,534)	—	(616,231)	—	(269,260)	—	—
—	—	—	1,837,563	—	(447,092)	—	—
1,773	24,585	389,930	678,171	—	(543,511)	—	—

(18,142,626)	68,497,090	89,913,081	1,104,561	(2,919,609)	934,051	(1,503,377)	—

35,737,263	206,132,414	143,065,961	294,183	(533,400)	(7,502,221)	(1,411,152)	—

$39,532,023	$229,971,166	$148,284,796	$38,316,503	$7,116,729	$(1,748,551)	$1,185,747	$6,332,956

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended August 31, 2007 and 2006

	Large Capitalization Growth Investments		Large Capitalization Value Equity Investments
	2007	2006	2007	2006
OPERATIONS:
Net investment income (loss)	$3,955,545	$(944,316)	$29,024,454	$25,253,155
Net realized gain	249,663,247	99,756,016	136,730,179	112,829,880
Change in net unrealized appreciation/depreciation	132,493,545	(79,573,442)	44,968,521	39,762,060

Increase (Decrease) in Net Assets From Operations	386,112,337	19,238,258	210,723,154	177,845,095

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	—	—	(23,500,020)	(22,000,056)
Net realized gains	—	—	(105,184,591)	(56,411,813)
Return of capital	—	—	—	—

Decrease in Net Assets From Distributions to Shareholders	—	—	(128,684,611)	(78,411,869)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	645,828,256	621,629,508	401,529,208	357,313,714
Reinvestment of distributions	—	—	126,441,189	76,955,066
Cost of shares repurchased	(374,921,689)	(353,988,334)	(339,959,236)	(339,150,338)

Increase (Decrease) in Net Assets From Fund Share Transactions	270,906,567	267,641,174	188,011,161	95,118,442

Increase (Decrease) in Net Assets	657,018,904	286,879,432	270,049,704	194,551,668
NET ASSETS:
Beginning of year	1,806,635,073	1,519,755,641	1,545,670,441	1,351,118,773

End of year*†	$2,463,653,977	$1,806,635,073	$1,815,720,145	$1,545,670,441

* Includes undistributed net investment income of:	$3,954,875	—	$20,529,144	$15,316,280

† Includes accumulated net investment loss of:	—	—	—	—

See Notes to Financial Statements.

Small Capitalization Growth Investments		Small Capitalization Value Equity Investments		International Equity Investments		Emerging Markets Equity Investments
2007	2006	2007	2006	2007	2006	2007	2006

$(2,242,888)	$(333,524)	$3,794,760	$2,319,874	$23,838,752	$21,240,516	$5,218,835	$3,268,832
43,063,632	48,825,255	53,879,889	52,272,096	137,635,324	93,674,503	53,152,880	46,990,448
14,449,655	(18,351,624)	(18,142,626)	(13,490,236)	68,497,090	120,517,515	89,913,081	24,336,634

55,270,399	30,140,107	39,532,023	41,101,734	229,971,166	235,432,534	148,284,796	74,595,914

—	—	(2,500,004)	(2,000,018)	(28,500,011)	(14,000,078)	(2,740,460)	(2,826,066)
—	—	(50,529,436)	(93,785,810)	—	—	—	—
—	—	—	—	—	—	—	—

—	—	(53,029,440)	(95,785,828)	(28,500,011)	(14,000,078)	(2,740,460)	(2,826,066)

83,014,757	84,359,118	68,386,106	54,003,233	415,775,725	520,298,948	194,316,414	69,672,136
—	—	52,168,532	94,075,210	28,027,537	13,786,888	2,702,366	2,789,952
(105,495,743)	(162,863,660)	(98,237,600)	(134,772,027)	(299,998,083)	(355,715,928)	(99,008,500)	(105,619,205)

(22,480,986)	(78,504,542)	22,317,038	13,306,416	143,805,179	178,369,908	98,010,280	(33,157,117)

32,789,413	(48,364,435)	8,819,621	(41,377,678)	345,276,334	399,802,364	243,554,616	38,612,731

368,746,410	417,110,845	343,621,946	384,999,624	1,309,427,659	909,625,295	286,763,133	248,150,402

$401,535,823	$368,746,410	$352,441,567	$343,621,946	$1,654,703,993	$1,309,427,659	$530,317,749	$286,763,133

—	—	$1,902,682	$1,146,367	$16,773,088	$15,470,701	$3,806,687	$2,255,381

$(1,415)	—	—	—	—	—	—	—

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended August 31, 2007 and 2006 (continued)

	Core Fixed Income Investments
	2007	2006
OPERATIONS:
Net investment income (loss)	$38,022,320	$28,477,591
Net realized gain	(810,378)	(8,633,929)
Change in net unrealized appreciation/depreciation	1,104,561	(7,334,432)

Increase (Decrease) in Net Assets From Operations	38,316,503	12,509,230

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(40,375,847)	(29,904,480)
Net realized gains	—	—
Return of capital	—	—

Decrease in Net Assets From Distributions to Shareholders	(40,375,847)	(29,904,480)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	298,381,907	351,686,345
Reinvestment of distributions	39,137,821	28,822,207
Cost of shares repurchased	(234,334,886)	(136,994,645)

Increase (Decrease) in Net Assets From Fund Share Transactions	103,184,842	243,513,907

Increase (Decrease) in Net Assets	101,125,498	226,118,657
NET ASSETS:
Beginning of year	759,963,949	533,845,292

End of year*†	$861,089,447	$759,963,949

* Includes undistributed net investment income of:	$1,838,566	$1,643,653

† Includes accumulated net investment loss of:	—	—

High Yield Investments		International Fixed Income Investments		Municipal Bond Investments		Money Market Investments
2007	2006	2007	2006	2007	2006	2007	2006

$7,650,129	$12,742,306	$5,753,670	$5,487,572	$2,596,899	$1,997,871	$6,332,956	$4,191,855
2,386,209	(1,913,829)	(8,436,272)	(7,234,702)	92,225	(193,135)	—	—
(2,919,609)	(4,652,873)	934,051	(230,229)	(1,503,377)	(257,859)	—	—

7,116,729	6,175,604	(1,748,551)	(1,977,359)	1,185,747	1,546,877	6,332,956	4,191,855

(7,753,707)	(12,336,372)	(7,043,250)	(2,037,074)	(2,608,254)	(2,000,418)	(6,332,962)	(4,191,855)
—	—	—	(1,072,866)	—	—	—	—
—	—	—	(3,454,483)	—	—	—	—

(7,753,707)	(12,336,372)	(7,043,250)	(6,564,423)	(2,608,254)	(2,000,418)	(6,332,962)	(4,191,855)

19,645,227	40,887,349	76,932,742	95,344,851	23,473,795	35,619,471	118,948,194	129,087,916
7,415,006	11,843,129	6,833,742	6,343,726	2,402,243	1,823,505	5,689,337	4,269,358
(50,826,023)	(198,601,839)	(80,861,243)	(52,555,048)	(21,141,614)	(11,086,466)	(135,227,763)	(100,797,219)

(23,765,790)	(145,871,361)	2,905,241	49,133,529	4,734,424	26,356,510	(10,590,232)	32,560,055

(24,402,768)	(152,032,129)	(5,886,560)	40,591,747	3,311,917	25,902,969	(10,590,238)	32,560,055

110,207,103	262,239,232	194,501,327	153,909,580	66,325,943	40,422,974	128,935,940	96,375,885

$85,804,335	$110,207,103	$188,614,767	$194,501,327	$69,637,860	$66,325,943	$118,345,702	$128,935,940

$1,426,181	$1,297,235	$4,083,035	—	$130,471	$141,826	—	—

—	—	—	$(5,535,249)	—	—	$(6)	—

See Notes to Financial Statements.

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31:

Large Capitalization Growth Investments
	2007(1)	2006(1)	2005(1)	2004	2003
Net asset value, Beginning of Year	$12.88	$12.73	$10.81	$10.38	$ 8.36

Income (Loss) from Operations:
Net investment income (loss)	0.03	(0.01)	(0.01)	(0.03)	(0.00	)(2)
Net realized and unrealized gain	2.54	0.16	1.93	0.46	2.02

Total Income from Operations	2.57	0.15	1.92	0.43	2.02

Net Asset Value, End of Year	$15.45	$12.88	$12.73	$10.81	$10.38

Total Return(3)	19.95%	1.18%	17.76%	4.14%	24.16%
Net Assets, End of Year (millions)	$2,464	$1,807	$1,520	$1,217	$1,155
Ratios to Average Net Assets:
Gross expenses	0.70%	0.78%	0.90%	0.88%	0.90%
Net expenses	0.70	0.77 (4)	0.88 (4)	0.88	0.90
Net investment income (loss)	0.18	(0.06)	(0.12)	(0.31)	(0.30)
Portfolio Turnover Rate	112%	63%	77%	117%	79%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amounts represents less than $0.01 per share.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Large Capitalization Value Equity Investments
	2007(1)	2006	2005		2004	2003
Net Asset Value, Beginning of Year	$12.25	$11.50	$10.01		$ 9.00	$8.39

Income From Operations:
Net investment income	0.21	0.21	0.16		0.12	0.13
Net realized and unrealized gain	1.43	1.21	1.45		1.03	0.59

Total Income From Operations	1.64	1.42	1.61		1.15	0.72

Less Distributions From:
From Net investment income	(0.19)	(0.19)	(0.12)		(0.14)	(0.11)
Net realized gains	(0.83)	(0.48)	—		—	—

Total Distributions	(1.02)	(0.67)	(0.12)		(0.14)	(0.11)

Net Asset Value, End of Year	$12.87	$12.25	$11.50		$10.01	$9.00

Total Return(2)	13.58%	12.82%	16.10	%(3)	12.89%	8.75%
Net Assets, End of Year (millions)	$1,816	$1,546	$1,351		$1,304	$1,114
Ratios to Average Net Assets:
Gross expenses	0.70%	0.77%	0.88%		0.87%	0.93%
Net expenses	0.69 (4)	0.76 (4)	0.86	(4)	0.87	0.93
Net investment income	1.67	1.73	1.41		1.21	1.60
Portfolio Turnover Rate	46%	58%	67%		94%	81%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assumes reinvestment of dividend distributions. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(3)	The Subadviser fully reimbursed the Fund for losses incurred resulting from an investment restriction violation. Without this reimbursement, the total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Small Capitalization Growth Investments
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value, Beginning of Year	$15.83	$14.89	$11.97	$11.83	$ 9.01

Income (Loss) from Operations:
Net investment loss	(0.10)	(0.01)	(0.11)	(0.11)	(0.07)
Net realized and unrealized gain	2.55	0.95	3.03	0.25	2.89

Total Income from Operations	2.45	0.94	2.92	0.14	2.82

Net Asset Value, End of Year	$18.28	$15.83	$14.89	$11.97	$11.83

Total return(2)	15.48%	6.31%	24.39%	1.18%	31.30%
Net Assets, End of Year (millions)	$402	$369	$417	$318	$497
Ratios to Average Net Assets:
Gross expenses	0.99%	1.12%	1.32%	1.19%	1.27%
Net expenses	0.99 (3)	1.08 (3)	1.24 (3)	1.19	1.27
Net investment loss	(0.58)	(0.08)	(0.84)	(0.82)	(0.77)
Portfolio Turnover Rate	69%	59%	70%	80%	88%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Small Capitalization Value Equity Investments
	2007(1)	2006	2005(1)	2004(1)	2003
Net asset value, Beginning of Year	$14.19	$16.95	$15.05	$12.30	$11.56

Income from Operations:
Net investment income	0.15	0.09	0.10	0.09	0.13
Net realized and unrealized gain	1.46	1.52	3.50	2.76	1.25

Total Income from Operations	1.61	1.61	3.60	2.85	1.38

Less Distributions From:
From net investment income	(0.11)	(0.09)	(0.13)	(0.10)	(0.05)
Net realized gains	(2.18)	(4.28)	(1.57)	—	(0.59)

Total Distributions	(2.29)	(4.37)	(1.70)	(0.10)	(0.64)

Net Asset Value, End of Year	$13.51	$14.19	$16.95	$15.05	$12.30

Total Return(2)	11.94%	11.73%	24.89%	23.24%	13.12%
Net Assets, End of Year (millions)	$352	$344	$385	$429	$425
Ratios to Average Net Assets:
Gross expenses	1.01%	1.12%	1.24%	1.16%	1.20%
Net expenses	1.01	1.09 (3)	1.17 (3)	1.16	1.20
Net investment income	1.06	0.64	0.64	0.66	1.00
Portfolio Turnover Rate	40%	31%	64%	33%	33%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assumes reinvestment of dividend distributions. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

International Equity Investments
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value, Beginning of Year	$13.55	$11.12	$9.01	$7.82	$6.93

Income from Operations:
Net investment income	0.23	0.22	0.15	0.08	0.10
Net realized and unrealized gain	2.08	2.38	2.06	1.24	0.81

Total Income from Operations	2.31	2.60	2.21	1.32	0.91

Less Distributions From:
From net investment income	(0.29)	(0.17)	(0.10)	(0.13)	(0.02)

Total Distributions	(0.29)	(0.17)	(0.10)	(0.13)	(0.02)

Net Asset Value, End of Year	$15.57	$13.55	$11.12	$9.01	$7.82

Total Return(2)	17.21%	23.55%	24.65%	16.90%	13.21%
Net Assets, End of Year (millions)	$1,655	$1,309	$910	$589	$533
Ratios to Average Net Assets:
Gross expenses	0.82%	0.84%	1.02%	1.08%	1.14%
Net expenses	0.75 (3)	0.83 (3)	0.99 (3)	1.08	1.14
Net investment income	1.57	1.76	1.49	0.90	1.55
Portfolio Turnover Rate	44%	50%	57%	84%	110%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assumes reinvestment of dividend distributions. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Emerging Markets Equity Investments
	2007(1)	2006(1)	2005(1)		2004(1)	2003(1)
Net asset value, Beginning of Year	$13.59	$10.55	$ 7.60		$6.48	$5.22

Income from Operations:
Net investment income	0.21	0.15	0.12		0.05	0.04
Net realized and unrealized gain	5.52	3.01	2.93		1.10	1.28

Total Income from Operations	5.73	3.16	3.05		1.15	1.32

Less Distributions From:
Net investment income	(0.13)	(0.12)	(0.10)		(0.03)	(0.06)

Total Distributions	(0.13)	(0.12)	(0.10)		(0.03)	(0.06)

Net Asset Value, End of Year	$19.19	$13.59	$10.55		$7.60	$6.48

Total Return(2)	42.41%	30.10%	40.31	%(3)	17.71%	25.51%
Net Assets, End of Year (millions)	$530	$287	$248		$188	$196
Ratios to Average Net Assets:
Gross expenses	1.15%	1.32%	1.52%		1.64%	1.79%
Net expenses	1.04 (4)	1.28 (4)	1.44	(4)	1.64	1.79
Net investment income	1.31	1.15	1.27		0.67	0.86
Portfolio Turnover Rate	66%	70%	70%		117%	88%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assumes reinvestment of dividend distributions. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(3)	The Subadviser fully reimbursed the Fund for losses incurred resulting from a trading error. Without this reimbursement, the total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Core Fixed Income Investments
	2007(1)		2006		2005		2004		2003(1)
Net asset value, Beginning of Year	$8.09		$8.35		$8.32		$8.18		$8.20

Income (Loss) from Operations:
Net investment income	0.38		0.37		0.30		0.27		0.35
Net realized and unrealized gain (loss)	—		(0.25)		0.05		0.15		0.04

Total Income from Operations	0.38		0.12		0.35		0.42		0.39

Less Distributions From:
From net investment income	(0.40)		(0.38)		(0.32)		(0.28)		(0.41)

Total Distributions	(0.40)		(0.38)		(0.32)		(0.28)		(0.41)

Net Asset Value, End of Year	$8.07		$8.09		$8.35		$8.32		$8.18

Total return(2)	4.82%		1.51%		4.30%		5.17%		4.78%
Net Assets, End of Year (000s)	$861,089		$759,964		$533,845		$480,808		$317,858
Ratios to Average Net Assets:
Gross expenses	0.54	%(3)	0.63%		0.75%		0.76%		0.77%
Net expenses	0.54	(3)(4)	0.61	(4)	0.71	(4)	0.76		0.77
Net investment income	4.68		4.50		3.65		3.25		4.22
Portfolio Turnover Rate	325	%(5)	376	%(5)	376	%(5)	369	%(5)	257%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assumes reinvestment of dividend distributions. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(3)	Ratio includes interest expense on short sales which represent .01%.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions have been included the portfolio turnover rate would have been 400%, 443% 418% and 392%, respectively.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

High Yield Investments
	2007(1)	2006	2005(1)	2004	2003
Net Asset Value, Beginning of Year	$4.62	$4.78	$4.81	$4.61	$4.38

Income (Loss) From Operations:
Net investment income	0.38	0.39	0.31	0.32	0.36
Net realized and unrealized gain (loss)	(0.03)	(0.22)	0.03	0.21	0.25

Total Income from Operations	0.35	0.17	0.34	0.53	0.61

Less Distributions From:
From net investment income	(0.39)	(0.33)	(0.37)	(0.33)	(0.38)

Total Distributions	(0.39)	(0.33)	(0.37)	(0.33)	(0.38)

Net Asset Value, End of Year	$4.58	$4.62	$4.78	$4.81	$4.61

Total Return(2)	7.56%	3.80%	7.16%	11.81%	14.57%
Net Assets, End of Year (000s)	$85,804	$110,207	$262,239	$239,650	$227,191
Ratios to Average Net Assets:
Gross expenses	1.00%	0.90%	1.04%	0.99%	0.97%
Net expenses	0.85 (3)	0.86 (3)	0.99 (3)	0.99	0.97
Net investment income	7.92	6.78	6.49	6.76	7.78
Portfolio Turnover Rate	119%	108%	106%	127%	158%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursement and assumes reinvestment of dividend distributions. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursement, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

International Fixed Income Investments
	2007(1)		2006(1)	2005(1)	2004(1)	2003(1)
Net asset value, Beginning of Year	$7.78		$8.23	$8.16	$7.93	$7.47

Income (Loss) from Operations:
Net investment income	0.23		0.25	0.20	0.21	0.25
Net realized and unrealized gain (loss)	(0.05)		(0.39)	0.37	0.88	0.51

Total Income (Loss) from Operations	0.18		(0.14)	0.57	1.09	0.76

Less Distributions From:
From net investment income	(0.29)		(0.09)	(0.50)	(0.86)	(0.30)
Net realized gains	—		(0.06)	—	—	—
Return of capital	—		(0.16)	—	—	—

Total Distributions	(0.29)		(0.31)	(0.50)	(0.86)	(0.30)

Net Asset Value, End of Year	$7.67		$7.78	$8.23	$8.16	$7.93

Total Return(2)	2.33%		(1.70%)	6.86%	14.00%	10.28%
Net Assets, End of Year (millions)	$189		$195	$154	$116	$112
Ratios to Average Net Assets:
Gross expenses	0.78	%(3)	0.84%	1.01%	1.05%	1.04%
Net expenses	0.78	(3)(4)	0.82 (4)	0.95 (4)	1.05	1.04
Net investment income	3.00		3.25	2.38	2.60	3.21
Portfolio Turnover Rate	433%		416%	346%	243%	288%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assumes reinvestment of dividend distributions. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(3)	Ratio includes interest expense on short sales which represents .04%.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Municipal Bond Investments
	2007(1)	2006	2005	2004(1)	2003
Net asset value, Beginning of Year	$9.13	$9.26	$9.23	$8.95	$9.07

Income (Loss) from Operations:
Net investment income	0.35	0.32	0.32	0.33	0.35
Net realized and unrealized gain (loss)	(0.19)	(0.12)	0.06	0.30	(0.12)

Total Income from Operations	0.16	0.20	0.38	0.63	0.23

Less Distributions From:
From net investment income	(0.35)	(0.33)	(0.35)	(0.35)	(0.35)

Total Distributions	(0.35)	(0.33)	(0.35)	(0.35)	(0.35)

Net Asset Value, End of Year	$8.94	$9.13	$9.26	$9.23	$8.95

Total return(2)	1.77%	2.26%	4.17%	7.12%	2.51%
Net Assets, End of Year (000s)	$69,638	$66,326	$40,423	$33,895	$28,386
Ratios to Average Net Assets:
Gross expenses	0.59%	0.73%	0.90%	0.89%	0.88%
Net expenses	0.59 (3)	0.72 (3)	0.88 (3)	0.89	0.88
Net investment income	3.84	3.70	3.58	3.63	3.79
Portfolio Turnover Rate	14%	26%	7%	19%	15%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursement and assumes reinvestment of dividend distributions. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursement, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Money Market Investments
	2007(1)	2006(1)	2005	2004		2003(1)
Net asset value, Beginning of Year	$1.00	$1.00	$1.00	$1.00		$1.00

Income from Operations:
Net investment income	0.05	0.04	0.02	0.00	(2)	0.01

Total income from Operations	0.05	0.04	0.02	0.00	(2)	0.01

Less Distributions From:
From net investment income	(0.05)	(0.04)	(0.02)	0.00	(2)	(0.01)

Total Distributions	(0.05)	(0.04)	(0.02)	0.00	(2)	(0.01)

Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(3)	4.86%	4.03%	2.17%	0.48%		0.85%
Net Assets, End of Year (000s)	$118,345	$128,936	$96,376	$93,875		$110,461
Ratios to Average Net Assets:
Gross expenses	0.48%	0.72%	1.14%	0.98%		0.90%
Net expenses(4)(5)	0.47	0.47	0.34	0.60		0.60
Net investment income	4.75%	4.01%	2.16%	0.48%		0.81%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amounts represent less than $0.01 per share.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assumes reinvestment of dividend distributions. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.60%.

See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, High Yield Investments, International Fixed Income Investments, Municipal Bond Investments and Money Market Investments (formerly “Government Money Investments”), (“Fund(s)”) are separate diversified investment funds of the Consulting Group Capital Markets Funds (“Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are readily available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities that will mature in more than 60 days are valued using prices provided by independent pricing services, which are determined by such services’ analyses of a variety of factors, including, transactions in debt securities, quotations from bond dealers, market transactions in comparable securities and relationships between securities.

Debt securities that will mature in 60 days or less and securities held by Money Market Investments are valued at amortized cost, which approximates current market value. This method involves valuing portfolio securities at cost and thereafter assuming a constant amortization to maturity of any discount or premium. Money Market Investments’ use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

When market quotations are not readily available, or are determined to be unreliable by the Trust’s Valuation Committee pursuant to procedures approved by the Trust’s Board of Trustees, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, and before the applicable Fund calculate its net asset value per share (“NAV”), the Trust may fair value these investments in accordance with the procedures approved by the Trust’s Board of Trustees. Fair valuing of foreign securities is determined with the assistance of an independent pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Values from this pricing vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Valuation Committee.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Financial Futures Contracts. Certain Funds may enter into financial futures contracts to the extent permitted by their investment policies and objectives. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

Notes to Financial Statements

(continued)

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Written Options. When a Fund writes an option, an amount equal to the premium received by the Fund are recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Stripped Securities. Certain Funds may invest in “Stripped Securities”, a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on an IO is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment the IO.

(g) Swaptions. Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

Notes to Financial Statements

(continued)

When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Assets and Liabilities and Statements of Operations. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enter into swaption contracts with counterparties whose creditworthiness has been evaluated by the Investment Manager. The Fund bears the market risk arising from any change in index values or interest rates.

(h) Swap Contracts. Swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Certain Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Certain Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

An upfront payment received by the Fund, as the protector, is recorded as a liability on the Fund’s books. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset on the Fund’s books.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(i) Credit Default Swaps. Certain Funds enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, the Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and have no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

Certain Funds may also purchase credit default swap contracts in order to hedge against the risk of default by debt securities held in their portfolios. In these cases the Funds function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer on the referenced debt obligation. In return, the Fund make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value , if any, is recorded as unrealized appreciation or depreciation in the Funds’ Statements of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Funds in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into Credit Default Swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be

Notes to Financial Statements

(continued)

no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

(j) Time Deposits. The Funds may purchase overnight time deposits issued by offshore branches of U.S. Banks that meet credit and risk standards established by the Custodian and approved by the Funds.

(k) Lending of Portfolio Securities. The Trust has an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with their custodian, the Fund receives a lender’s fee. Fees earned by a Fund on securities lending are recorded as securities lending income. Loans of securities by a Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand. Each Fund maintains the risk of any market loss on its securities on loan as well as the potential loss on investments purchased with cash collateral received from its securities lending. Additionally, the Fund is exposed to risks that the borrower may not provide additional collateral when required or return the loaned securities when due. At August 31, 2007, the aggregate market value of the loaned securities and the value of the collateral each Fund received are as follows:

Loaned Securities

Fund	Market Value of Securities on Loan	Value of Collateral Held
Large Capitalization Growth Investments	$50,135,227	$51,156,602
Large Capitalization Value Equity Investments	144,202,925	147,862,517
Small Capitalization Growth Investments	70,465,669	72,113,980
Small Capitalization Value Equity Investments	58,157,473	59,936,454
International Equity Investments	70,961,524	73,164,904
Emerging Markets Equity Investments	34,974,849	35,718,804
Core Fixed Income Investments	2,273,486	2,319,176
High Yield Investments	5,476,513	5,589,086

(l) Securities Traded on a To-Be-Announced Basis. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(m) Short Sales of Securities. A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

(n) Mortgage Dollar Rolls. Certain Funds may enter into dollar rolls in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

Notes to Financial Statements

(continued)

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(o) Credit and Market Risk. Certain Funds invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. Each Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(p) Foreign Risk. Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(q) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Trust’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(r) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(s) Distributions to Shareholders. Distributions from net investment income for Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments and International Fixed Income Investments, if any, are declared and paid on an annual basis. Distributions from net investment income for Core Fixed Income Investments, High Yield Investments and Municipal Bond Investments, if any, are declared and paid on a monthly basis.

Notes to Financial Statements

(continued)

Distributions on the shares of Money Market Investments are declared each business day to shareholders of record that day, and are paid on the last business day of the month. The Funds intend to satisfy conditions that will enable interest from municipal securities, which are exempt from regular federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Distributions of net realized gains to shareholders of the Funds, if any, are taxable and are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(t) Federal and Other Taxes. It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(u) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Fund		(Over)/ Undistributed Net Investment Income	Undistributed Realized Gains/ Accumulated Net Realized Losses	Paid-in Capital
Large Capitalization Growth Investments	(a)	(670)	670	—
Large Capitalization Value Equity Investments	(g)	(311,570)	311,570	—
Small Capitalization Growth Investments	(a)	(2,206)	2,206	—
	(b)	2,243,679	—	2,243,679
Small Capitalization Value Equity Investments	(c)	(538,441)	714,981	(176,540)
International Equity Investments	(d)	5,963,646	(5,963,646)	—
Emerging Markets Equity Investments	(d)	(927,069)	927,069	—
Core Fixed Income Investments	(f)	2,548,440	(2,548,440)	—
High Yield Investments	(e)	232,524	(232,524)	—
International Fixed Income Investments	(f)	10,907,864	(10,907,864)	—

Additionally, there were no reclassifications during the current year for Money Market Investments.

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.
(b)	Reclassifications are primarily due to a tax net operating loss.
(c)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of distributions from real estate investment trusts. Additionally, during the current period, Undistributed Realized Gains and Cost of Investments have each been reduced by $247,260 as a result of return of capital distributions paid by REITs.
(d)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, and book/tax differences in the treatment of passive foreign investment companies.
(e)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities.
(f)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and differences in the treatment of swap contracts.
(g)	Reclassifications are primarily due to book/tax differences in the treatment of distributions from real estate investment trusts.

(v) Restricted Securities. All Funds may invest in non-publicly traded securities, commonly called restricted securities. Restricted securities may be less liquid than publicly-traded securities. Although certain restricted securities may be resold in privately negotiated transactions the values realized from these sales could be less than originally paid by a Fund. Certain restricted securities may be deemed liquid by the Manager and/or Subadviser pursuant to procedures approved by the Board of Trustees. The value of restricted securities is determined as described in Note 1.

2. Investment Management Agreement and Other Transactions with Affiliates

The Consulting Group, a division of Citigroup Investment Advisory Services Inc. (“CIAS”), an indirect wholly-owned subsidiary of Citigroup, serves as the investment manager (the “Manager”) to the Funds. The Manager selects and oversees

Notes to Financial Statements

(continued)

professional money managers who are responsible for investing the assets of the Funds (each a “Subadviser,” and collectively the “Subadvisers”). Each Fund pays the Manager an investment management fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly. The Manager pays each Subadviser a subadviser fee from its investment management fees.

The maximum allowable investment management fee represents the total amount that could be charged to the Fund. The maximum allowable annual management fee, the aggregate advisory fee paid by CIAS to a Portfolio’s Subadvisers and the fee retained by CIAS for the year ended August 31, 2007 are indicated below:

	Subadviser Fee	Citigroup Investment Advisory Services Inc. ("CIAS") Fee retained	Maximum Allowable Annual Management Fee
Large Capitalization Growth Investments	0.35%	0.25%	0.60
Large Capitalization Value Equity Investments	0.30%	0.30%	0.60
Small Capitalization Growth Investments	0.50%	0.30%	0.80
Small Capitalization Value Equity Investments	0.50%	0.30%	0.80
International Equity Investments	0.40%	0.30%	0.70
Emerging Markets Equity Investments	0.50%	0.30%	0.90
Core Fixed Income Investments	0.20%	0.20%	0.40
High Yield Investments	0.30%	0.25%	0.70
International Fixed Income Investments	0.25%	0.25%	0.50
Municipal Bond Investments	0.20%	0.20%	0.40
Money Market Investments	0.14%	0.00%	0.15

Prior to January 1, 2007, Smith Barney Fund Management LLC (“SBFM”) served as administrator to the Trust pursuant to an amendment dated December 1, 2005 to the Trust’s Administration Agreement dated June 2, 1994. Each Fund paid SBFM a fee calculated at an annual rate of 0.125% of the average daily net assets of each respective Fund. This fee was calculated daily and paid monthly.

The Adviser has agreed to waive a portion of its fee. For the year ended August 31, 2007 the amounts waived by the Adviser were as follows:

Management Fee Waivers

Fund
Large Capitalization Value Equity Investments	$277,652
Small Capitalization Growth Investments	6,450
International Equity Investments	1,097,634
Emerging Markets Equity Investments	443,828
Core Fixed Income Investments	31,169
High Yield Investments	142,745
International Fixed Income Investments	5,235
Municipal Bond Investments	3,626
Money Market Investments	15,048

Effective January 1, 2007, Brown Brothers Harriman & Co. (“BBH”) serves as the Trust’s administrator. BBH’s principal offices are located at 40 Water Street, Boston, MA 02109. For its administrative services, BBH receives an annual asset based fee of 0.0275% of the Trust’s assets up to $5 billion and 0.02% on assets in excess of $5 billion plus out-of pocket expenses. The fee is calculated daily and paid monthly based on aggregate Trust assets.

During the year ended August 31, 2007, BBH did not waive any portion of its administration fee.

Notes to Financial Statements

(continued)

For the year ended August 31, 2007, the Funds paid Citigroup Institutional Trust Company, an indirect wholly-owned subsidiary of Citigroup, shareholder recordkeeping fees as follows:

Record Keeping Fees

Fund
Large Capitalization Growth Investments	$16,521
Large Capitalization Value Equity Investments	16,743
Small Capitalization Growth Investments	14,312
Small Capitalization Value Equity Investments	8,756
International Equity Investments	13,526
Emerging Markets Equity Investments	2,979
Core Fixed Income Investments	5,712
High Yield Investments	1,076
International Fixed Income Investments	1,550

For the year ended August 31, 2007, Citigroup Global Markets Inc. (“CGM”), the Trust’s distributor and an indirect wholly-owned subsidiary of Citigroup, and its affiliates received brokerage commissions of:

Fund	Commissions
Large Capitalization Growth Investments	$103,845
Large Capitalization Value Equity Investments	6,565
International Equity Investments	22,511
Emerging Markets Equity Investments	146
High Yield Investments	60

All officers and two Trustees of the Trust are employees of Citigroup or its affiliates and do not receive compensation directly from the Trust.

3. Investments

During the year ended August 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) for each Fund were as follows:

	Investments		U.S. Government & Agency Obligations
Fund	Purchases	Sales	Purchases	Sales
Large Capitalization Growth Investments	$2,629,241,899	$2,353,627,050	—	—
Large Capitalization Value Equity Investments	810,022,786	769,070,945	—	—
Small Capitalization Growth Investments	263,337,116	277,810,993	—	—
Small Capitalization Value Equity Investments	137,740,605	159,705,295	—	—
International Equity Investments	709,277,471	642,500,124	—	—
Emerging Markets Equity Investments	345,483,304	256,084,693	—	—
Core Fixed Income Investments	1,544,995,462	1,525,819,005	$1,147,332,765	$1,101,041,515
High Yield Investments	102,697,851	119,863,267	6,088,357	6,111,858
International Fixed Income Investments	534,487,065	456,715,711	74,334,692	280,441,735
Municipal Bond Investments	36,794,294	9,491,573	—	—

Notes to Financial Statements

(continued)

At August 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Large Capitalization Growth Investments	$380,624,807	$(22,305,353)	$358,319,454
Large Capitalization Value Equity Investments	291,075,938	(31,437,350)	259,638,588
Small Capitalization Growth Investments	107,954,632	(16,119,786)	91,834,846
Small Capitalization Value Equity Investments	72,713,306	(19,025,904)	53,687,402
International Equity Investments	376,822,096	(33,487,786)	343,334,310
Emerging Markets Equity Investments	184,213,179	(4,162,372)	180,050,807
Core Fixed Income Investments	7,269,456	(12,267,446)	(4,997,990)
High Yield Investments	1,200,149	(3,609,722)	(2,409,573)
International Fixed Income Investments	3,507,740	(1,965,800)	1,541,940
Municipal Bond Investments	859,088	(778,478)	80,610

At August 31, 2007, the Funds had the following open futures contracts:

Emerging Markets Equity Investments	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
MSCI Taiwan Index	214	9/07	$7,198,241	$7,436,500	$238,259

					$238,259

Core Fixed Income Investments	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Euro-Bobl	16	9/07	$2,323,723	$2,357,883	$34,160
Euro Euribor	24	12/07	7,818,912	7,817,684	(1,228)
Eurodollar	15	9/07	3,553,007	3,543,469	(9,538)
Eurodollar	555	12/07	131,708,875	131,902,688	193,813
Eurodollar	230	6/08	54,761,325	54,880,875	119,550
Eurodollar	111	6/08	26,345,435	26,300,663	(44,772)
Eurodollar	55	12/08	13,003,537	13,117,500	113,963
Eurodollar	81	12/08	19,283,975	19,218,922	(65,053)
U.S. Treasury 2-Year Notes	40	12/07	8,236,875	8,246,250	9,375
U.S. Treasury 5-Year Notes	145	12/07	15,642,454	15,471,954	(170,500)
U.S. Treasury Long Bond	48	12/07	5,329,875	5,355,000	25,125

					204,895

Contracts to Sell:
Eurodollar	10	3/08	2,383,500	2,384,000	(500)
Eurodollar	112	9/08	26,698,000	26,723,200	(25,200)
U.S. Treasury 10-Year Notes	22	9/07	2,410,374	2,408,656	1,718
U.S. Treasury 10-Year Notes	114	12/07	12,359,874	12,431,344	(71,470)
U.S. Treasury Long Bond	228	12/07	25,229,625	25,436,250	(206,625)

					(302,076)

Net Unrealized Gain on Open Futures Contracts					$(97,181)

Notes to Financial Statements

(continued)

International Fixed Income Investments	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Euro Euribor	91	12/07	$29,646,708	$29,642,053	$(4,655)
Euro Euribor	26	9/08	8,451,062	8,489,996	38,934
Euro Yen	28	12/07	5,988,303	5,990,591	2,288
Euro Yen	89	3/08	19,005,989	19,032,878	26,889
Euro-Bobl	353	9/07	51,211,767	52,020,799	809,033
Euro-Bund	36	9/07	5,452,339	5,587,381	135,042
Eurodollar	82	9/07	19,418,626	19,370,963	(47,663)
Eurodollar	84	3/08	19,900,150	20,025,600	125,450
Eurodollar	92	6/08	21,902,900	21,952,350	49,450
Eurodollar	47	12/08	11,206,223	11,151,720	(54,503)
Euro-Schatz	348	9/07	48,979,819	49,066,917	87,098
Japan Government Bonds 10 Year	10	9/07	11,442,703	11,683,715	241,012
March Futures	98	3/08	23,346,402	23,190,759	(155,643)
September Futures	11	9/08	2,614,691	2,608,590	(6,101)
U.S. Treasury 10-Year Notes	13	12/07	15,182,614	15,143,942	(38,672)
U.S. Treasury 10-Year Notes	134	12/07	14,555,422	14,612,282	56,860

					1,264,819

International Fixed Income Investments	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 2-Year Note Futures	54	9/07	$11,053,125	$11,127,375	$(74,250)
U.S. Treasury 5-Year Note Futures	231	12/07	24,496,829	24,648,423	(151,594)
U.S. Treasury Long Bond	27	12/07	2,987,719	3,012,188	(24,469)

					(250,313)

Net Unrealized Gain on Open Futures Contracts					$1,014,506

At August 31, 2007, Core Fixed Income Investments and International Fixed Income Investments held purchased options with a total cost of the following:

	Calls	Puts
Core Fixed Income Investments	$1,591,111	$345,311
International Fixed Income Investments	2,475,713	524,887

During the year ended August 31, 2007, written option transactions for Core Fixed Income Investments and International Fixed Income Investments were as follows:

Core Fixed Income Investments	Number of Contracts	Premiums Received
Options written, outstanding at August 31, 2006	50,800,001	$534,420
Options written	85,500,643	1,230,821
Options closed	(51,700,424)	(765,973)
Options expired	(17,400,048)	(225,702)

Options written, outstanding at August 31, 2007	67,200,172	773,566

Notes to Financial Statements

(continued)

International Fixed Income Investments	Number of Contracts	Premiums Received
Options written, outstanding at August 31, 2006	873,700,086	$704,156
Options written	176,800,001	2,336,303
Options closed	(89,000,000)	(671,185)
Options expired	(832,100,122)	(442,538)

Options written, outstanding at August 31, 2007	129,399,965	1,926,736

At August 31, 2007, Core Fixed Income Investments and International Fixed Income Investments had open forward foreign currency contracts as described below. The unrealized gain (loss) on the open contracts reflected in the accompanying financial statements were as follows:

Core Fixed Income Investments

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	3,742,286	$1,895,104	10/2/07	$58,177
Euro	2,600,000	3,551,578	10/4/07	15,305
Indian Rupee	102,191,670	2,510,312	10/3/07	25,623
Indian Rupee	102,738,434	2,505,179	5/12/08	61,733
Japanese Yen	741,672,000	6,448,491	10/25/07	299,303
Mexican Peso	8,982,412	804,418	3/13/08	16,418
Pound Sterling	1,085,000	2,187,646	9/20/07	14,607
Russian Ruble	42,724,045	1,666,022	9/19/07	35,022
Russian Ruble	64,248,210	2,500,963	1/11/08	(4,037)
Russian Ruble	42,724,045	1,654,393	7/10/08	(32,971)
South Korean Won	1,666,883,700	1,779,846	9/27/07	(25,313)
South Korean Won	581,528,000	627,591	8/4/08	(409)
Swiss Franc	1,043,000	864,452	9/6/07	6,016
Yuan Renminbi	35,157,669	4,722,730	1/10/08	(38,889)
Yuan Renminbi	23,328,711	3,151,184	3/5/08	(25,816)

				404,769

Contracts to Sell:
Euro	5,196,000	7,097,692	10/4/07	(38,900)
Indian Rupee	102,191,670	2,510,312	10/3/07	(49,903)
Japanese Yen	264,464,000	2,299,391	10/25/07	(5,847)
Pound Sterling	3,141,000	6,333,083	9/20/07	9,490
Russian Ruble	42,724,045	1,666,022	9/19/07	16,027
Russian Ruble	50,920,000	1,982,141	1/11/08	17,859
South Korean Won	589,378,000	629,319	9/27/07	(1,319)
Yuan Renminbi	12,200,000	1,647,946	3/5/08	24,433

				(28,160)

Net Unrealized Gain on Open Forward Foreign Currency Contracts				$376,609

Notes to Financial Statements

(continued)

International Fixed Income Investments

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	6,669,311	$5,439,229	9/13/07	$(260,150)
Brazilian Real	1,136,325	577,489	9/5/07	13,556
Brazilian Real	4,906,920	2,484,878	10/2/07	72,878
Brazilian Real	3,755,798	1,872,574	3/4/08	6,309
Chilean Peso	60,000,000	114,475	3/13/08	623
Euro	291,000	397,504	10/4/07	2,156
Indian Rupee	509,000	12,483	11/29/07	59
Indian Rupee	47,204,400	1,151,034	5/12/08	(995)
Japanese Yen	547,959,000	4,764,247	10/25/07	211,921
Malaysian Ringgits	1,495,564	427,300	9/5/07	(6,700)
Malaysian Ringgits	612,854	175,410	10/3/07	(2,590)
Malaysian Ringgits	9,293,163	2,685,724	5/12/08	(76,685)
Malaysian Ringgits	612,854	177,658	8/4/08	(2,461)
Mexican Peso	18,521,206	1,658,664	3/13/08	14,526
New Taiwan Dollar	19,411,494	588,489	9/4/07	(3,264)
New Taiwan Dollar	12,446,405	378,517	10/4/07	(357)
New Zealand Dollar	1,000,000	701,298	9/17/07	7,998
New Zealand Dollar	2,342,198	1,640,991	9/28/07	(29,511)
Norwegian Krone	3,452,000	593,036	9/6/07	16,905
Norwegian Krone	4,155,858	714,253	9/20/07	(82)
Russian Ruble	88,495,800	3,444,839	1/11/08	52,839
Russian Ruble	29,390,715	1,138,089	7/10/08	(22,911)
Singapore Dollar	215,000	141,608	10/18/07	(1,334)
Singapore Dollar	599,166	397,885	2/20/08	(4,701)
South Korean Won	293,003,100	312,738	9/21/07	(4,262)
South Korean Won	145,454,800	156,408	1/30/08	(1,592)
South Korean Won	1,276,285,470	1,376,661	5/30/08	(2,205)
Swedish Krona	1,140,000	165,650	9/6/07	(3,938)
Swedish Krona	1,042,108	151,546	9/20/07	(3,333)
Yuan Renminbi	8,049,110	1,067,511	9/6/07	22,511
Yuan Renminbi	8,760,700	1,171,134	11/21/07	(866)
Yuan Renminbi	8,188,756	1,095,196	11/26/07	2,196
Yuan Renminbi	30,652,908	4,117,605	1/10/08	(35,547)
Yuan Renminbi	12,590,897	1,701,163	3/7/08	(20,837)
Yuan Renminbi	9,708,595	1,329,746	7/2/08	(12,875)

				(72,719)

Contracts to Sell:
Australian Dollar	2,805,000	2,287,380	9/17/07	(45,624)
Australian Dollar	2,403,000	1,958,930	9/28/07	23,172
Brazilian Real	1,136,325	577,489	9/5/07	(32,489)
Brazilian Real	2,502,320	1,267,182	10/2/07	13,272
Canadian Dollar	1,102,000	1,043,724	9/20/07	1,406
Chilean Peso	58,150,000	110,945	3/13/08	(1,000)
Danish Krone	11,292,000	2,068,477	9/6/07	(17,511)
Euro	50,807,000	69,401,928	10/4/07	(550,822)

Notes to Financial Statements

(continued)

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell (cont.):
Japanese Yen	136,383,875	$1,180,967	9/27/07	$3,033
Japanese Yen	231,276,506	2,010,841	10/25/07	(54,841)
Malaysian Ringgits	1,495,564	427,300	9/5/07	626
Malaysian Ringgits	612,854	175,410	10/3/07	1,793
Mexican Peso	5,861,806	524,953	3/13/08	(2,953)
New Taiwan Dollar	19,411,494	588,489	9/4/07	(64)
New Zealand Dollar	5,324,000	3,733,709	9/17/07	(42,580)
Polish Zloty	7,061,000	2,523,228	3/13/08	(77,606)
Pound Sterling	2,427,000	4,893,471	9/20/07	(34,484)
Pound Sterling	77,000	155,252	9/20/07	(373)
Pound Sterling	355,000	715,773	9/20/07	(1,438)
Singapore Dollar	202,000	133,046	10/18/07	554
South Korean Won	293,003,100	312,738	9/21/07	(2,105)
Yuan Renminbi	8,049,110	1,067,511	9/6/07	(1,121)
Yuan Renminbi	1,969,878	264,614	1/10/08	386

				(820,769)

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(893,488)

At August 31, 2007, Core Fixed Income Investments held the following interest rate swap contracts:

Interest Rate Swap Contracts
Core Fixed Income Investments
Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	May 16, 2007
Notional Amount:	8,400,000 BRL
Payments Made by Fund:	Floating Rate (BR-CDI-Compounded)
Payments Received by Fund:	Fixed Rate, 10.15%
Termination Date:	January 2, 2012
Unrealized Depreciation	$(204,993)
Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	May 16, 2007
Notional Amount:	12,300,000 BRL
Payments Made by Fund:	Floating Rate (BR-CDI-Compounded)
Payments Received by Fund:	Fixed Rate, 10.12%
Termination Date:	January 2, 2012
Unrealized Depreciation	$(261,172)
Swap Counterparty:	UBS Securities LLC
Effective Date:	October 15, 2005
Notional Amount:	200,000 EUR
Payments Made by Fund:	Floating Rate (French CPI Ex-Tobacco Daily Reference Index)
Payments Received by Fund:	Fixed Rate, 2.15%
Termination Date:	October 15, 2010
Unrealized Appreciation	$4,626
Swap Counterparty:	Barclays Bank PLC
Effective Date:	September 15, 2006
Notional Amount:	3,300,000 GBP
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (6-Month GBP-LIBOR)
Termination Date:	September 15, 2010
Unrealized Depreciation	$(148,611)

Notes to Financial Statements

(continued)

Swap Counterparty:	Barclays Bank PLC
Effective Date:	December 15, 2015
Notional Amount:	700,000 GBP
Payments Made by Fund:	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (6-Month GBP-LIBOR)
Termination Date:	December 15, 2035
Unrealized Appreciation	$108,998
Swap Counterparty:	HSBC Bank USA
Effective Date:	June 15, 2007
Notional Amount:	4,400,000 GBP
Payments Made by Fund:	Floating Rate (6-Month GBP-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	June 15, 2009
Unrealized Depreciation	$(63,706)
Swap Counterparty:	HSBC Bank USA
Effective Date:	December 15, 2015
Notional Amount:	500,000 GBP
Payments Made by Fund:	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (6-Month GBP-LIBOR)
Termination Date:	December 15, 2035
Unrealized Appreciation	$44,910
Swap Counterparty:	UBS Securities LLC
Effective Date:	December 20, 2007
Notional Amount:	10,500,000 GBP
Payments Made by Fund:	Floating Rate (6-Month GBP-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 20, 2008
Unrealized Depreciation	$(95,962)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	December 20, 2007
Notional Amount:	40,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6-Month JPY-LIBOR)
Termination Date:	December 20, 2016
Unrealized Depreciation	$(12,065)
Swap Counterparty:	UBS Securities LLC
Effective Date:	December 20, 2007
Notional Amount:	90,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6-Month JPY-LIBOR)
Termination Date:	December 20, 2016
Unrealized Depreciation	$(25,357)
Swap Counterparty:	Merrill Lynch & Co., Inc.
Effective Date:	November 17, 2006
Notional Amount:	44,000,000 MXN
Payments Made by Fund:	Floating Rate (28 Day Mexico Interbank TIIE Banxico)
Payments Received by Fund:	Fixed Rate, 8.17%
Termination Date:	November 4, 2016
Unrealized Depreciation	$(44,099)
Swap Counterparty:	Bank of America
Effective Date:	December 19, 2007
Notional Amount:	8,000,000 USD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 19, 2009
Unrealized Appreciation	$100,017

Notes to Financial Statements

(continued)

Swap Counterparty:	Bank of America
Effective Date:	June 20, 2007
Notional Amount:	100,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3-Month USD-LIBOR)
Termination Date:	June 20, 2022
Unrealized Depreciation	$(421)
Swap Counterparty:	Bank of America
Effective Date:	June 15, 2005
Notional Amount:	1,500,000 USD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Fixed Rate, 6.00%
Termination Date:	June 15, 2035
Unrealized Depreciation	$(33,647)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	December 19, 2007
Notional Amount:	700,000 USD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 19, 2009
Unrealized Appreciation	$7,037
Swap Counterparty:	Deutsche Bank AG
Effective Date:	December 19, 2007
Notional Amount:	7,000,000 USD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 19, 2009
Unrealized Appreciation	$92,695
Swap Counterparty:	Deutsche Bank AG
Effective Date:	December 19, 2007
Notional Amount:	5,400,000 USD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 19, 2014
Unrealized Appreciation	$148,282
Swap Counterparty:	Deutsche Bank AG
Effective Date:	December 19, 2007
Notional Amount:	5,700,000 USD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.20%
Termination Date:	December 19, 2017
Unrealized Appreciation	$46,234
Swap Counterparty:	Deutsche Bank AG
Effective Date:	December 19, 2007
Notional Amount:	5,300,000 USD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 19, 2037
Unrealized Appreciation	$328,669

Notes to Financial Statements

(continued)

Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	December 19, 2007
Notional Amount:	5,800,000 USD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 19, 2037
Unrealized Appreciation	$421,387
Swap Counterparty:	Lehman Brothers, Inc.
Effective Date:	December 19, 2007
Notional Amount:	2,600,000 USD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 19, 2012
Unrealized Appreciation	$68,102
Swap Counterparty:	Lehman Brothers, Inc.
Effective Date:	May 18, 2007
Notional Amount:	2,100,000 USD
Payments Made by Fund:	Floating Rate (ATMF Straddle Premium)
Payments Received by Fund:	Fixed Rate, 4.65%
Termination Date:	May 18, 2017
Unrealized Depreciation	$(27,879)
Swap Counterparty:	Lehman Brothers, Inc.
Effective Date:	May 24, 2007
Notional Amount:	1,200,000 USD
Payments Made by Fund:	Floating Rate (ATMF Straddle Premium)
Payments Received by Fund:	Fixed Rate, 4.52%
Termination Date:	May 24, 2017
Unrealized Depreciation	$(14,595)
Swap Counterparty:	Merrill Lynch & Co., Inc.
Effective Date:	December 19, 2007
Notional Amount:	6,800,000 USD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 19, 2017
Unrealized Appreciation	$12,370
Swap Counterparty:	Royal Bank of Scotland PLC
Effective Date:	December 19, 2007
Notional Amount:	16,100,000 USD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 19, 2012
Unrealized Appreciation	$317,187
Swap Counterparty:	Royal Bank of Scotland PLC
Effective Date:	December 19, 2007
Notional Amount:	4,000,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3-Month USD-LIBOR)
Termination Date:	December 19, 2017
Unrealized Appreciation	$8,925

Notes to Financial Statements

(continued)

At August 31, 2007, Core Fixed Income Investments held the following credit default swap contracts:

Credit Default Swaps
Core Fixed Income Investments
Swap Counterparty:	Bank of America
Effective Date:	March 28, 2007
Reference Entity:	Dow Jones CDX HY
Notional Amount:	2,900,000 USD
Termination Date:	June 20, 2012
Unrealized Appreciation	$117,999
Swap Counterparty:	Barclays Bank PLC
Effective Date:	October 19, 2006
Reference Entity:	ISTAR Financial
Notional Amount:	300,000 USD
Termination Date:	March 20, 2011
Unrealized Appreciation	$11,458
Swap Counterparty:	Barclays Bank PLC
Effective Date:	October 18, 2006
Reference Entity:	Daimler Finance North America
Notional Amount:	600,000 USD
Termination Date:	September 20, 2011
Unrealized Depreciation	$(5,791)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	November 14, 2006
Reference Entity:	Daimler Finance North America
Notional Amount:	300,000 USD
Termination Date:	September 20, 2011
Unrealized Depreciation	$(2,505)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	September 21, 2006
Reference Entity:	Dow Jones CDX HVOL7 Index
Notional Amount:	1,900,000 USD
Termination Date:	December 20, 2011
Unrealized Appreciation	$33,041
Swap Counterparty:	Barclays Bank PLC
Effective Date:	May 19, 2007
Reference Entity:	Baxter International Inc.
Notional Amount:	800,000 USD
Termination Date:	June 20, 2012
Unrealized Appreciation	$7,124
Swap Counterparty:	Barclays Bank PLC
Effective Date:	May 19, 2007
Reference Entity:	Schlumberger Ltd.
Notional Amount:	1,000,000 USD
Termination Date:	June 20, 2012
Unrealized Depreciation	$(1,291)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	March 21, 2007
Reference Entity:	Dow Jones CDX 10 YR Index
Notional Amount:	4,700,000 USD
Termination Date:	June 20, 2017
Unrealized Depreciation	$(16,990)

Notes to Financial Statements

(continued)

Swap Counterparty:	Bear Stearns & Co., Inc.
Effective Date:	June 28, 2005
Reference Entity:	Trinity CDO, Ltd.
Notional Amount:	2,000,000 USD
Termination Date:	March 8, 2040
Unrealized Appreciation	$928,372
Swap Counterparty:	Bear Stearns & Co., Inc.
Effective Date:	October 17, 2006
Reference Entity:	ESP Funding, Ltd.
Notional Amount:	700,000 USD
Termination Date:	October 5, 2046
Unrealized Appreciation	$348,028
Swap Counterparty:	BNP Paribas Bank
Effective Date:	July 27, 2007
Reference Entity:	Morgan Stanley
Notional Amount:	2,100,000 USD
Termination Date:	September 20, 2012
Unrealized Appreciation	$12,988
Swap Counterparty:	BNP Paribas Bank
Effective Date:	November 16, 2006
Reference Entity:	HSBC Finance Corp.
Notional Amount:	300,000 USD
Termination Date:	December 20, 2013
Unrealized Appreciation	$7,109
Swap Counterparty:	Deutsche Bank AG
Effective Date:	May 13, 2006
Reference Entity:	Republic of Hungary
Notional Amount:	800,000 USD
Termination Date:	May 20, 2016
Unrealized Depreciation	$(4,152)
Swap Counterparty:	Deutsche Bank AG
Effective Date:	October 26, 2006
Reference Entity:	Goodrich Corp.
Notional Amount:	300,000 USD
Termination Date:	September 20, 2016
Unrealized Depreciation	$(706)
Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	January 10, 2007
Reference Entity:	AIG Corp.
Notional Amount:	1,500,000 USD
Termination Date:	March 20, 2008
Unrealized Depreciation	$(2,041)
Swap Counterparty:	HSBC Bank USA
Effective Date:	February 8, 2007
Reference Entity:	Russian Federation
Notional Amount:	700,000 USD
Termination Date:	February 20, 2008
Unrealized Depreciation	$(768)
Swap Counterparty:	J.P. Morgan Chase & Co.
Effective Date:	September 21, 2006
Reference Entity:	Dow Jones CDX XO7 Index
Notional Amount:	2,000,000 USD
Termination Date:	December 20, 2011
Unrealized Appreciation	$54,757

Notes to Financial Statements

(continued)

Swap Counterparty:	J.P. Morgan Chase & Co.
Effective Date:	May 13, 2006
Reference Entity:	Republic of Hungary
Notional Amount:	800,000 USD
Termination Date:	May 20, 2016
Unrealized Depreciation	$(3,865)
Swap Counterparty:	Lehman Brothers, Inc.
Effective Date:	March 21, 2007
Reference Entity:	Dow Jones CDX IG8 Index
Notional Amount:	1,300,000 USD
Termination Date:	June 20, 2012
Unrealized Appreciation	$4,558
Swap Counterparty:	Lehman Brothers, Inc.
Effective Date:	March 21, 2007
Reference Entity:	Dow Jones CDX IG8 Index
Notional Amount:	3,800,000 USD
Termination Date:	June 20, 2012
Unrealized Appreciation	$17,595
Swap Counterparty:	Merrill Lynch & Co., Inc.
Effective Date:	July 24, 2007
Reference Entity:	GMAC
Notional Amount:	4,000,000 USD
Termination Date:	September 20, 2017
Unrealized Depreciation	$(361,755)
Swap Counterparty:	Merrill Lynch & Co., Inc.
Effective Date:	April 4, 2007
Reference Entity:	Saratoga CLO I, Ltd.
Notional Amount:	1,000,000 USD
Termination Date:	December 15, 2019
Unrealized Appreciation	$76,069
Swap Counterparty:	Merrill Lynch & Co., Inc.
Effective Date:	April 4, 2007
Reference Entity:	Saratoga CLO I, Ltd.
Notional Amount:	1,100,000 USD
Termination Date:	December 15, 2019
Unrealized Depreciation	$(8,957)
Swap Counterparty:	Merrill Lynch & Co., Inc.
Effective Date:	April 4, 2007
Reference Entity:	Race Point CLO
Notional Amount:	800,000 USD
Termination Date:	April 15, 2020
Unrealized Appreciation	$70,363
Swap Counterparty:	Merrill Lynch & Co., Inc.
Effective Date:	April 4, 2007
Reference Entity:	Race Point CLO
Notional Amount:	1,100,000 USD
Termination Date:	April 15, 2020
Unrealized Appreciation	$160,202
Swap Counterparty:	Morgan Stanley
Effective Date:	June 20, 2007
Reference Entity:	Russian Federation
Notional Amount:	200,000 USD
Termination Date:	June 20, 2008
Unrealized Depreciation	$(382)

Notes to Financial Statements

(continued)

Swap Counterparty:	Morgan Stanley
Effective Date:	August 31, 2005
Reference Entity:	Republic of Turkey
Notional Amount:	200,000 USD
Termination Date:	September 20, 2010
Unrealized Depreciation	$(9,763)
Swap Counterparty:	Morgan Stanley
Effective Date:	April 6, 2007
Reference Entity:	Target Corp.
Notional Amount:	1,900,000 USD
Termination Date:	June 20, 2012
Unrealized Appreciation	$12,397
Swap Counterparty:	Morgan Stanley
Effective Date:	October 26, 2006
Reference Entity:	Sealed Air Corp.
Notional Amount:	300,000 USD
Termination Date:	September 20, 2013
Unrealized Appreciation	$5,590
Swap Counterparty:	Morgan Stanley
Effective Date:	May 13, 2006
Reference Entity:	Republic of Hungary
Notional Amount:	1,600,000 USD
Termination Date:	May 20, 2016
Unrealized Depreciation	$(7,154)
Swap Counterparty:	Morgan Stanley
Effective Date:	September 21, 2006
Reference Entity:	Dow Jones CDX IG7 10 YR Index
Notional Amount:	1,100,000 USD
Termination Date:	December 20, 2016
Unrealized Appreciation	$18,643
Swap Counterparty:	Royal Bank of Scotland PLC
Effective Date:	April 13, 2007
Reference Entity:	Autozone Inc.
Notional Amount:	800,000 USD
Termination Date:	June 20, 2017
Unrealized Appreciation	$4,516
Swap Counterparty:	Royal Bank of Scotland PLC
Effective Date:	April 24, 2007
Reference Entity:	Autozone Inc.
Notional Amount:	400,000 USD
Termination Date:	June 20, 2017
Unrealized Appreciation	$3,187
Swap Counterparty:	Royal Bank of Scotland PLC
Effective Date:	April 28, 2007
Reference Entity:	Autozone Inc.
Notional Amount:	300,000 USD
Termination Date:	June 20, 2017
Unrealized Appreciation	$2,273
Swap Counterparty:	Royal Bank of Scotland PLC
Effective Date:	April 13, 2007
Reference Entity:	Newell Rubbermaid Inc.
Notional Amount:	400,000 USD
Termination Date:	June 20, 2017
Unrealized Appreciation	$2,032

Notes to Financial Statements

(continued)

Swap Counterparty:	UBS Securities LLC
Effective Date:	March 28, 2007
Reference Entity:	Dow Jones CDX HY Index
Notional Amount:	3,400,000 USD
Termination Date:	June 20, 2012
Unrealized Appreciation	$138,344
Swap Counterparty:	UBS Securities LLC
Effective Date:	March 28, 2007
Reference Entity:	Dow Jones CDX HY Index
Notional Amount:	1,500,000 USD
Termination Date:	June 20, 2012
Unrealized Depreciation	$(14,159)
Swap Counterparty:	UBS Securities LLC
Effective Date:	April 13, 2007
Reference Entity:	Newell Rubbermaid Inc.
Notional Amount:	200,000 USD
Termination Date:	June 20, 2017
Unrealized Appreciation	$1,094

At August 31, 2007, International Fixed Income Investments held the following interest rate swap contracts:

Interest Rate Swap Contracts
International Fixed Income Investments
Swap Counterparty:	Deutsche Bank AG
Effective Date:	January 15, 2008
Notional Amount:	8,050,000 AUD
Payments Made by Fund:	Floating Rate (3-Month AUD BB)
Payments Received by Fund:	Fixed Rate, 6.50%
Termination Date:	January 15, 2009
Unrealized Depreciation	$(3,933)
Swap Counterparty:	Deutsche Bank AG
Effective Date:	June 16, 2008
Notional Amount:	12,500,000 AUD
Payments Made by Fund:	Floating Rate (6-Month AUD BB)
Payments Received by Fund:	Fixed Rate, 7.00%
Termination Date:	June 15, 2010
Unrealized Appreciation	$11,814
Swap Counterparty:	HSBC Bank USA
Effective Date:	June 15, 2007
Notional Amount:	7,500,000 AUD
Payments Made by Fund:	Floating Rate (6-Month AUD BB)
Payments Received by Fund:	Fixed Rate, 6.00%
Termination Date:	June 15, 2012
Unrealized Depreciation	$(145,745)
Swap Counterparty:	HSBC Bank USA
Effective Date:	June 15, 2007
Notional Amount:	4,300,000 AUD
Payments Made by Fund:	Fixed Rate, 6.00%
Payments Received by Fund:	Floating Rate (6-Month AUD BBSW)
Termination Date:	June 15, 2017
Unrealized Appreciation	$132,086

Notes to Financial Statements

(continued)

Swap Counterparty:	Deutsche Bank AG
Effective Date:	September 20, 2007
Notional Amount:	3,000,000 CAD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3-Month CAD-CBK)
Termination Date:	June 20, 2017
Unrealized Depreciation	$(63,989)
Swap Counterparty:	Merrill Lynch & Co., Inc.
Effective Date:	September 20, 2007
Notional Amount:	2,100,000 CAD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3-Month CAD-CBK)
Termination Date:	June 20, 2017
Unrealized Depreciation	$(59,618)
Swap Counterparty:	Merrill Lynch & Co., Inc.
Effective Date:	June 20, 2012
Notional Amount:	2,500,000 CAD
Payments Made by Fund:	Fixed Rate, 5.50%
Payments Received by Fund:	Floating Rate (3-Month CAD-CBK)
Termination Date:	June 20, 2017
Unrealized Depreciation	$(25,424)
Swap Counterparty:	Royal Bank of Scotland PLC
Effective Date:	September 20, 2007
Notional Amount:	1,000,000 CAD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3-Month CAD-CBK)
Termination Date:	June 20, 2017
Unrealized Depreciation	$(18,168)
Swap Counterparty:	Credit Suisse Securities (USA) LLC
Effective Date:	September 19, 2007
Notional Amount:	10,000,000 EUR
Payments Made by Fund:	Floating Rate (6-Month EUR Euribor)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 19, 2012
Unrealized Appreciation	$94,811
Swap Counterparty:	Deutsche Bank AG
Effective Date:	December 15, 2006
Notional Amount:	10,100,000 EUR
Payments Made by Fund:	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (6-Month EUR Euribor)
Termination Date:	December 15, 2011
Unrealized Appreciation	$6,400
Swap Counterparty:	Deutsche Bank AG
Effective Date:	June 15, 2007
Notional Amount:	3,000,000 EUR
Payments Made by Fund:	Floating Rate (6-Month EUR-Euribor)
Payments Received by Fund:	Fixed Rate, 4.00%
Termination Date:	December 15, 2011
Unrealized Appreciation	$25,420
Swap Counterparty:	Deutsche Bank AG
Effective Date:	September 19, 2007
Notional Amount:	5,100,000 EUR
Payments Made by Fund:	Floating Rate (6-Month EUR Euribor)
Payments Received by Fund:	Fixed Rate, 4.00%
Termination Date:	September 19, 2012
Unrealized Appreciation	$64,037

Notes to Financial Statements

(continued)

Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	December 19, 2007
Notional Amount:	13,000,000 EUR
Payments Made by Fund:	Floating Rate (6-Month EUR Euribor)
Payments Received by Fund:	Fixed Rate, 4.00%
Termination Date:	December 19, 2009
Unrealized Depreciation	$(36,869)
Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	June 15, 2007
Notional Amount:	51,900,000 EUR
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (6-Month EUR Euribor)
Termination Date:	December 15, 2011
Unrealized Appreciation	$135,027
Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	June 15, 2007
Notional Amount:	1,300,000 EUR
Payments Made by Fund:	Floating Rate (French CPI Ex-Tobacco Daily Reference Index)
Payments Received by Fund:	Fixed Rate, 2.08%
Termination Date:	June 15, 2012
Unrealized Appreciation	$1,061
Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	March 19, 2008
Notional Amount:	1,200,000 EUR
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (6-Month EUR Euribor)
Termination Date:	March 19, 2038
Unrealized Depreciation	$(74,668)
Swap Counterparty:	Morgan Stanley
Effective Date:	January 11, 2005
Notional Amount:	3,900,000 EUR
Payments Made by Fund:	Fixed Rate, 6.00%
Payments Received by Fund:	Floating Rate (6-Month EUR Euribor)
Termination Date:	June 18, 2034
Unrealized Appreciation	$1,357
Swap Counterparty:	Barclays Bank PLC
Effective Date:	June 15, 2007
Notional Amount:	1,800,000 GBP
Payments Made by Fund:	Floating Rate (6-Month GBP-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	June 15, 2009
Unrealized Depreciation	$(47,565)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	September 15, 2006
Notional Amount:	800,000 GBP
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (6-Month GBP-LIBOR)
Termination Date:	September 15, 2010
Unrealized Depreciation	$(42,941)

Notes to Financial Statements

(continued)

Swap Counterparty:	Barclays Bank PLC
Effective Date:	September 15, 2005
Notional Amount:	500,000 GBP
Payments Made by Fund:	Floating Rate (6-Month GBP-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2015
Unrealized Depreciation	$(70,874)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	September 15, 2015
Notional Amount:	4,100,000 GBP
Payments Made by Fund:	Fixed Rate, 4.50%
Payments Received by Fund:	Floating Rate (6-Month GBP-LIBOR)
Termination Date:	September 15, 2017
Unrealized Appreciation	$16,413
Swap Counterparty:	Barclays Bank PLC
Effective Date:	December 15, 2015
Notional Amount:	3,500,000 GBP
Payments Made by Fund:	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (6-Month GBP-LIBOR)
Termination Date:	December 15, 2035
Unrealized Appreciation	$199,302
Swap Counterparty:	Deutsche Bank AG
Effective Date:	September 15, 2006
Notional Amount:	900,000 GBP
Payments Made by Fund:	Floating Rate (6-Month GBP-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2010
Unrealized Depreciation	$(48,518)
Swap Counterparty:	Deutsche Bank AG
Effective Date:	September 15, 2006
Notional Amount:	400,000 GBP
Payments Made by Fund:	Floating Rate (6-Month GBP-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2015
Unrealized Depreciation	$(36,991)
Swap Counterparty:	Deutsche Bank AG
Effective Date:	June 12, 2006
Notional Amount:	100,000 GBP
Payments Made by Fund:	Fixed Rate, 4.25%
Payments Received by Fund:	Floating Rate (6-Month GBP-LIBOR)
Termination Date:	June 12, 2036
Unrealized Appreciation	$20,420
Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	June 15, 2007
Notional Amount:	500,000 GBP
Payments Made by Fund:	Floating Rate (6-Month GBP-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	June 15, 2009
Unrealized Depreciation	$(15,024)

Notes to Financial Statements

(continued)

Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	September 15, 2006
Notional Amount:	1,900,000 GBP
Payments Made by Fund:	Floating Rate (6-Month GBP-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2010
Unrealized Depreciation	$(82,431)
Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	September 15, 2006
Notional Amount:	800,000 GBP
Payments Made by Fund:	Floating Rate (6-Month GBP-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2015
Unrealized Depreciation	$(34,320)
Swap Counterparty:	HSBC Bank USA
Effective Date:	September 15, 2006
Notional Amount:	4,400,000 GBP
Payments Made by Fund:	Floating Rate (6-Month GBP-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2010
Unrealized Appreciation	$11,675
Swap Counterparty:	HSBC Bank USA
Effective Date:	September 15, 2006
Notional Amount:	200,000 GBP
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (6-Month GBP-LIBOR)
Termination Date:	September 15, 2015
Unrealized Depreciation	$(8,028)
Swap Counterparty:	HSBC Bank USA
Effective Date:	December 15, 2015
Notional Amount:	400,000 GBP
Payments Made by Fund:	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (6-Month GBP-LIBOR)
Termination Date:	December 15, 2035
Unrealized Appreciation	$39,490
Swap Counterparty:	HSBC Bank USA
Effective Date:	June 12, 2006
Notional Amount:	100,000 GBP
Payments Made by Fund:	Floating Rate (6-Month GBP-LIBOR)
Payments Received by Fund:	Fixed Rate, 4.25%
Termination Date:	June 12, 2036
Unrealized Depreciation	$(14,088)
Swap Counterparty:	J.P. Morgan Chase & Co.
Effective Date:	September 15, 2006
Notional Amount:	800,000 GBP
Payments Made by Fund:	Floating Rate (6-Month GBP-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2015
Unrealized Depreciation	$(76,013)

Notes to Financial Statements

(continued)

Swap Counterparty:	Morgan Stanley
Effective Date:	June 15, 2007
Notional Amount:	1,800,000 GBP
Payments Made by Fund:	Floating Rate (6-Month GBP-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	June 15, 2009
Unrealized Depreciation	$(55,502)
Swap Counterparty:	Morgan Stanley
Effective Date:	September 15, 2006
Notional Amount:	1,800,000 GBP
Payments Made by Fund:	Floating Rate (6-Month GBP-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2010
Unrealized Depreciation	$(122,803)
Swap Counterparty:	Morgan Stanley
Effective Date:	December 15, 2015
Notional Amount:	200,000 GBP
Payments Made by Fund:	Floating Rate (6-Month GBP-LIBOR)
Payments Received by Fund:	Fixed Rate, 4.00%
Termination Date:	December 15, 2035
Unrealized Appreciation	$17,266
Swap Counterparty:	Royal Bank of Scotland PLC
Effective Date:	September 15, 2006
Notional Amount:	1,200,000 GBP
Payments Made by Fund:	Floating Rate (6-Month GBP-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2015
Unrealized Depreciation	$(115,400)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	December 20, 2007
Notional Amount:	780,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6-Month JPY-LIBOR)
Termination Date:	December 20, 2016
Unrealized Depreciation	$(235,267)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	December 20, 2006
Notional Amount:	280,000,000 JPY
Payments Made by Fund:	Floating Rate (6-Month JPY-LIBOR)
Payments Received by Fund:	Fixed Rate, 2.00%
Termination Date:	December 20, 2025
Unrealized Appreciation	$118,054
Swap Counterparty:	Deutsche Bank AG
Effective Date:	March 19, 2008
Notional Amount:	2,800,000,000 JPY
Payments Made by Fund:	Floating Rate (6-Month JPY-LIBOR)
Payments Received by Fund:	Fixed Rate, 1.00%
Termination Date:	March 18, 2009
Unrealized Appreciation	$3,913

Notes to Financial Statements

(continued)

Swap Counterparty:	Deutsche Bank AG
Effective Date:	March 20, 2009
Notional Amount:	900,000,000 JPY
Payments Made by Fund:	Fixed Rate, 1.50%
Payments Received by Fund:	Floating Rate (6-Month JPY-LIBOR)
Termination Date:	March 20, 2011
Unrealized Depreciation	$(27,193)
Swap Counterparty:	Deutsche Bank AG
Effective Date:	June 20, 2007
Notional Amount:	250,000,000 JPY
Payments Made by Fund:	Floating Rate (6-Month JPY-LIBOR)
Payments Received by Fund:	Fixed Rate, 1.50%
Termination Date:	June 20, 2012
Unrealized Appreciation	$3,090
Swap Counterparty:	Deutsche Bank AG
Effective Date:	December 20, 2007
Notional Amount:	820,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6-Month JPY-LIBOR)
Termination Date:	December 20, 2016
Unrealized Depreciation	$(246,132)
Swap Counterparty:	Deutsche Bank AG
Effective Date:	December 20, 2007
Notional Amount:	250,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.50%
Payments Received by Fund:	Floating Rate (6-Month JPY-LIBOR)
Termination Date:	December 20, 2027
Unrealized Depreciation	$(20,666)
Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	March 19, 2008
Notional Amount:	1,400,000,000 JPY
Payments Made by Fund:	Floating Rate (6-Month JPY-LIBOR)
Payments Received by Fund:	Fixed Rate, 1.00%
Termination Date:	March 18, 2009
Unrealized Depreciation	$(8,545)
Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	June 20, 2008
Notional Amount:	950,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6-Month JPY-LIBOR)
Termination Date:	June 20, 2010
Unrealized Depreciation	$(79,428)
Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	March 20, 2009
Notional Amount:	700,000,000 JPY
Payments Made by Fund:	Floating Rate (6-Month JPY-LIBOR)
Payments Received by Fund:	Fixed Rate, 1.50%
Termination Date:	March 20, 2011
Unrealized Depreciation	$(12,425)

Notes to Financial Statements

(continued)

Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	June 20, 2007
Notional Amount:	220,000,000 JPY
Payments Made by Fund:	Floating Rate (6-Month JPY-LIBOR)
Payments Received by Fund:	Fixed Rate, 1.50%
Termination Date:	June 20, 2012
Unrealized Appreciation	$5,732
Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	December 20, 2005
Notional Amount:	1,300,000,000 JPY
Payments Made by Fund:	Floating Rate (6-Month JPY-LIBOR)
Payments Received by Fund:	Fixed Rate, 1.50%
Termination Date:	December 20, 2015
Unrealized Depreciation	$(324,869)
Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	December 20, 2007
Notional Amount:	850,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6-Month JPY-LIBOR)
Termination Date:	December 20, 2016
Unrealized Depreciation	$(241,295)
Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	December 20, 2007
Notional Amount:	270,000,000 JPY
Payments Made by Fund:	Fixed Rate, 3.00%
Payments Received by Fund:	Floating Rate (6-Month JPY-LIBOR)
Termination Date:	June 20, 2036
Unrealized Depreciation	$(126,435)
Swap Counterparty:	J.P. Morgan Chase & Co.
Effective Date:	December 20, 2004
Notional Amount:	40,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6-Month JPY-LIBOR)
Termination Date:	December 20, 2013
Unrealized Appreciation	$13,683
Swap Counterparty:	Morgan Stanley
Effective Date:	March 19, 2008
Notional Amount:	2,750,000,000 JPY
Payments Made by Fund:	Floating Rate (6-Month JPY-LIBOR)
Payments Received by Fund:	Fixed Rate, 1.00%
Termination Date:	March 18, 2009
Unrealized Depreciation	$(16,588)
Swap Counterparty:	Morgan Stanley
Effective Date:	March 20, 2009
Notional Amount:	780,000,000 JPY
Payments Made by Fund:	Floating Rate (6-Month JPY-LIBOR)
Payments Received by Fund:	Fixed Rate, 1.50%
Termination Date:	March 20, 2011
Unrealized Depreciation	$(11,813)

Notes to Financial Statements

(continued)

Swap Counterparty:	Morgan Stanley
Effective Date:	June 20, 2007
Notional Amount:	190,000,000 JPY
Payments Made by Fund:	Floating Rate (6-Month JPY-LIBOR)
Payments Received by Fund:	Fixed Rate, 1.50%
Termination Date:	June 20, 2012
Unrealized Appreciation	$414
Swap Counterparty:	Morgan Stanley
Effective Date:	September 27, 2006
Notional Amount:	400,000,000 JPY
Payments Made by Fund:	Fixed Rate, 1.98%
Payments Received by Fund:	Floating Rate (6-Month JPY-LIBOR)
Termination Date:	September 27, 2016
Unrealized Depreciation	$(71,334)
Swap Counterparty:	UBS Securities LLC
Effective Date:	September 18, 2007
Notional Amount:	3,090,000,000 JPY
Payments Made by Fund:	Floating Rate (6-Month JPY-LIBOR)
Payments Received by Fund:	Fixed Rate, 1.00%
Termination Date:	September 18, 2008
Unrealized Depreciation	$(18,443)
Swap Counterparty:	UBS Securities LLC
Effective Date:	March 19, 2008
Notional Amount:	8,490,000,000 JPY
Payments Made by Fund:	Fixed Rate, 1.00%
Payments Received by Fund:	Floating Rate (6-Month JPY-LIBOR)
Termination Date:	March 18, 2009
Unrealized Depreciation	$(43,217)
Swap Counterparty:	UBS Securities LLC
Effective Date:	March 20, 2009
Notional Amount:	1,200,000,000 JPY
Payments Made by Fund:	Fixed Rate, 1.50%
Payments Received by Fund:	Floating Rate (6-Month JPY-LIBOR)
Termination Date:	March 20, 2011
Unrealized Depreciation	$(15,619)
Swap Counterparty:	UBS Securities LLC
Effective Date:	June 20, 2007
Notional Amount:	350,000,000 JPY
Payments Made by Fund:	Floating Rate (6-Month JPY-LIBOR)
Payments Received by Fund:	Fixed Rate, 1.50%
Termination Date:	June 20, 2012
Unrealized Appreciation	$6,425
Swap Counterparty:	J.P. Morgan Chase & Co.
Effective Date:	October 6, 2006
Notional Amount:	7,000,000 MXN
Payments Made by Fund:	Floating Rate (28 Day Mexico Interbank TIIE Banxico)
Payments Received by Fund:	Fixed Rate, 8.84%
Termination Date:	September 23, 2016
Unrealized Appreciation	$22,264

Notes to Financial Statements

(continued)

Swap Counterparty:	Merrill Lynch & Co., Inc.
Effective Date:	September 18, 2006
Notional Amount:	15,000,000 MXN
Payments Made by Fund:	Floating Rate (28 Day Mexico Interbank TIIE Banxico)
Payments Received by Fund:	Fixed Rate, 8.72%
Termination Date:	September 5, 2016
Unrealized Depreciation	$(79)
Swap Counterparty:	Merrill Lynch & Co., Inc.
Effective Date:	November 17, 2006
Notional Amount:	14,900,000 MXN
Payments Made by Fund:	Floating Rate (28 Day Mexico Interbank TIIE Banxico)
Payments Received by Fund:	Fixed Rate, 8.17%
Termination Date:	November 4, 2016
Unrealized Depreciation	$(24,018)
Swap Counterparty:	Bank of America
Effective Date:	June 18, 2008
Notional Amount:	7,700,000 USD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	June 18, 2009
Unrealized Appreciation	$7,858
Swap Counterparty:	Bank of America
Effective Date:	December 18, 2013
Notional Amount:	32,000,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3-Month USD-LIBOR)
Termination Date:	December 18, 2015
Unrealized Appreciation	$50,237
Swap Counterparty:	Bank of America
Effective Date:	December 19, 2007
Notional Amount:	1,800,000 USD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 19, 2017
Unrealized Appreciation	$44,318
Swap Counterparty:	Barclays Bank PLC
Effective Date:	June 20, 2007
Notional Amount:	400,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3-Month USD-LIBOR)
Termination Date:	June 20, 2017
Unrealized Appreciation	$7,383
Swap Counterparty:	Barclays Bank PLC
Effective Date:	June 20, 2007
Notional Amount:	2,000,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3-Month USD-LIBOR)
Termination Date:	June 20, 2037
Unrealized Depreciation	$(87,913)

Notes to Financial Statements

(continued)

Swap Counterparty:	Credit Suisse Securities (USA) LLC
Effective Date:	June 20, 2007
Notional Amount:	2,700,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3-Month USD-LIBOR)
Termination Date:	June 20, 2017
Unrealized Appreciation	$57,045
Swap Counterparty:	Deutsche Bank AG
Effective Date:	June 18, 2008
Notional Amount:	25,100,000 USD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	June 18, 2009
Unrealized Appreciation	$24,862
Swap Counterparty:	Deutsche Bank AG
Effective Date:	December 19, 2007
Notional Amount:	31,100,000 USD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 19, 2009
Unrealized Appreciation	$148,149
Swap Counterparty:	Deutsche Bank AG
Effective Date:	December 19, 2007
Notional Amount:	14,600,000 USD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 19, 2012
Unrealized Appreciation	$9,240
Swap Counterparty:	Deutsche Bank AG
Effective Date:	December 19, 2007
Notional Amount:	5,900,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3-Month USD-LIBOR)
Termination Date:	December 19, 2014
Unrealized Depreciation	$(162,012)
Swap Counterparty:	Lehman Brothers, Inc.
Effective Date:	June 20, 2007
Notional Amount:	1,600,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3-Month USD-LIBOR)
Termination Date:	June 20, 2017
Unrealized Depreciation	$(3,844)
Swap Counterparty:	Merrill Lynch & Co., Inc.
Effective Date:	June 20, 2007
Notional Amount:	1,900,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3-Month USD-LIBOR)
Termination Date:	June 20, 2017
Unrealized Depreciation	$(4,108)

Notes to Financial Statements

(continued)

Swap Counterparty:	Merrill Lynch & Co., Inc.
Effective Date:	December 19, 2007
Notional Amount:	1,100,000 USD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 19, 2017
Unrealized Appreciation	$21,374
Swap Counterparty:	Morgan Stanley
Effective Date:	June 20, 2007
Notional Amount:	300,000 USD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	June 20, 2037
Unrealized Depreciation	$(13,181)
Swap Counterparty:	Royal Bank of Scotland PLC
Effective Date:	December 19, 2007
Notional Amount:	4,800,000 USD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 19, 2012
Unrealized Appreciation	$1,118
Swap Counterparty:	Royal Bank of Scotland PLC
Effective Date:	December 19, 2007
Notional Amount:	1,600,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3-Month USD-LIBOR)
Termination Date:	December 19, 2014
Unrealized Depreciation	$(52,486)
Swap Counterparty:	Royal Bank of Scotland PLC
Effective Date:	June 20, 2007
Notional Amount:	7,800,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3-Month USD-LIBOR)
Termination Date:	June 20, 2017
Unrealized Appreciation	$115,651
Swap Counterparty:	Royal Bank of Scotland PLC
Effective Date:	December 19, 2007
Notional Amount:	20,500,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3-Month USD-LIBOR)
Termination Date:	December 19, 2017
Unrealized Appreciation	$689,570
Swap Counterparty:	Royal Bank of Scotland PLC
Effective Date:	December 19, 2007
Notional Amount:	2,100,000 USD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 19, 2037
Unrealized Appreciation	$138,081

Notes to Financial Statements

(continued)

Swap Counterparty:	UBS Securities LLC
Effective Date:	December 19, 2007
Notional Amount:	2,600,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3-Month USD-LIBOR)
Termination Date:	December 19, 2008
Unrealized Appreciation	$4,311
Swap Counterparty:	UBS Securities LLC
Effective Date:	December 19, 2007
Notional Amount:	200,000 USD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 19, 2012
Unrealized Appreciation	$1,357

At August 31, 2007, International Fixed Income Investments held the following credit default swap contracts:

Credit Default Swaps
International Fixed Income Investments
Swap Counterparty:	Barclays Bank PLC
Effective Date:	September 20, 2006
Reference Entity:	Dow Jones I Traxx
Notional Amount:	200,000 EUR
Termination Date:	December 20, 2016
Unrealized Appreciation	$558
Swap Counterparty:	BNP Paribas Bank
Effective Date:	September 20, 2006
Reference Entity:	Dow Jones I Traxx
Notional Amount:	600,000 EUR
Termination Date:	December 20, 2016
Unrealized Appreciation	$1,672
Swap Counterparty:	Deutsche Bank AG
Effective Date:	September 20, 2006
Reference Entity:	Dow Jones I Traxx
Notional Amount:	700,000 EUR
Termination Date:	December 20, 2016
Unrealized Appreciation	$1,953
Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	September 20, 2006
Reference Entity:	Dow Jones I Traxx
Notional Amount:	200,000 EUR
Termination Date:	December 20, 2016
Unrealized Appreciation	$557
Swap Counterparty:	HSBC Bank USA
Effective Date:	September 20, 2006
Reference Entity:	Dow Jones I Traxx
Notional Amount:	100,000 EUR
Termination Date:	December 20, 2016
Unrealized Appreciation	$279

Notes to Financial Statements

(continued)

Swap Counterparty:	J.P. Morgan Chase & Co.
Effective Date:	September 20, 2006
Reference Entity:	Dow Jones I Traxx
Notional Amount:	100,000 EUR
Termination Date:	December 20, 2016
Unrealized Appreciation	$282
Swap Counterparty:	Deutsche Bank AG
Effective Date:	September 16, 2006
Reference Entity:	Softbank Corp.
Notional Amount:	59,000,000 JPY
Termination Date:	September 20, 2007
Unrealized Appreciation	$2,375
Swap Counterparty:	Bank of America
Effective Date:	April 6, 2007
Reference Entity:	Lehman Brothers Inc.
Notional Amount:	500,000 USD
Termination Date:	June 20, 2008
Unrealized Depreciation	$(2,876)
Swap Counterparty:	Bank of America
Effective Date:	April 6, 2007
Reference Entity:	Merrill Lynch & Co. Inc.
Notional Amount:	600,000 USD
Termination Date:	June 20, 2008
Unrealized Depreciation	$(1,580)
Swap Counterparty:	Bank of America
Effective Date:	June 2, 2007
Reference Entity:	Globalsantafe Corp.
Notional Amount:	100,000 USD
Termination Date:	June 20, 2012
Unrealized Depreciation	$(1,412)
Swap Counterparty:	Bank of America
Effective Date:	June 2, 2007
Reference Entity:	Nabors Industries Inc.
Notional Amount:	100,000 USD
Termination Date:	June 20, 2012
Unrealized Depreciation	$(625)
Swap Counterparty:	Bank of America
Effective Date:	May 4, 2007
Reference Entity:	Nabors Industries Inc.
Notional Amount:	100,000 USD
Termination Date:	June 20, 2012
Unrealized Depreciation	$(634)
Swap Counterparty:	Bank of America
Effective Date:	June 2, 2007
Reference Entity:	Noble Corp.
Notional Amount:	100,000 USD
Termination Date:	June 20, 2012
Unrealized Depreciation	$(683)

Notes to Financial Statements

(continued)

Swap Counterparty:	Bank of America
Effective Date:	June 6, 2007
Reference Entity:	Diamond Offshore Drilling Inc.
Notional Amount:	300,000 USD
Termination Date:	June 20, 2017
Unrealized Depreciation	$(105)
Swap Counterparty:	Bank of America
Effective Date:	June 2, 2007
Reference Entity:	Pulte Homes Inc.
Notional Amount:	100,000 USD
Termination Date:	June 20, 2017
Unrealized Appreciation	$12,602
Swap Counterparty:	Bank of America
Effective Date:	May 4, 2007
Reference Entity:	Transocean Inc.
Notional Amount:	100,000 USD
Termination Date:	June 20, 2017
Unrealized Appreciation	$740
Swap Counterparty:	Barclays Bank PLC
Effective Date:	October 31, 2006
Reference Entity:	Ryder System Inc.
Notional Amount:	200,000 USD
Termination Date:	March 20, 2009
Unrealized Depreciation	$(118)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	November 1, 2006
Reference Entity:	Sealed Air Corp.
Notional Amount:	200,000 USD
Termination Date:	June 20, 2009
Unrealized Appreciation	$537
Swap Counterparty:	Barclays Bank PLC
Effective Date:	October 18, 2006
Reference Entity:	DR Horton Inc.
Notional Amount:	200,000 USD
Termination Date:	March 20, 2010
Unrealized Appreciation	$11,493
Swap Counterparty:	Barclays Bank PLC
Effective Date:	November 4, 2006
Reference Entity:	National Grid PLC
Notional Amount:	300,000 USD
Termination Date:	June 20, 2011
Unrealized Appreciation	$1,085
Swap Counterparty:	Barclays Bank PLC
Effective Date:	September 27, 2006
Reference Entity:	XL Capital Europe PLC
Notional Amount:	100,000 USD
Termination Date:	March 20, 2012
Unrealized Appreciation	$1,368

Notes to Financial Statements

(continued)

Swap Counterparty:	Barclays Bank PLC
Effective Date:	March 28, 2007
Reference Entity:	Dow Jones CDX HY
Notional Amount:	600,000 USD
Termination Date:	June 20, 2012
Unrealized Depreciation	$(8,951)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	March 28, 2007
Reference Entity:	Dow Jones CDX HY
Notional Amount:	1,000,000 USD
Termination Date:	June 20, 2012
Unrealized Appreciation	$16,314
Swap Counterparty:	Barclays Bank PLC
Effective Date:	June 2, 2007
Reference Entity:	American Electric Power Co., Inc.
Notional Amount:	100,000 USD
Termination Date:	June 20, 2012
Unrealized Appreciation	$1,389
Swap Counterparty:	Barclays Bank PLC
Effective Date:	June 2, 2007
Reference Entity:	Capital One Bank
Notional Amount:	400,000 USD
Termination Date:	June 20, 2012
Unrealized Appreciation	$12,134
Swap Counterparty:	Barclays Bank PLC
Effective Date:	June 2, 2007
Reference Entity:	Weyerhaeuser Co.
Notional Amount:	100,000 USD
Termination Date:	June 20, 2017
Unrealized Appreciation	$1,899
Swap Counterparty:	Bear Stearns & Co., Inc.
Effective Date:	September 22, 2006
Reference Entity:	CNA Financial Corp.
Notional Amount:	100,000 USD
Termination Date:	September 20, 2011
Unrealized Appreciation	$748
Swap Counterparty:	Bear Stearns & Co., Inc.
Effective Date:	September 27, 2006
Reference Entity:	HJ Heinz Finance Co.
Notional Amount:	100,000 USD
Termination Date:	March 20, 2012
Unrealized Depreciation	$(353)
Swap Counterparty:	Bear Stearns & Co., Inc.
Effective Date:	May 4, 2007
Reference Entity:	Diamond Offshore Drilling Inc.
Notional Amount:	100,000 USD
Termination Date:	June 20, 2012
Unrealized Depreciation	$(7)

Notes to Financial Statements

(continued)

Swap Counterparty:	Bear Stearns & Co., Inc.
Effective Date:	October 28, 2006
Reference Entity:	Goldman Sachs Group Inc.
Notional Amount:	200,000 USD
Termination Date:	March 20, 2016
Unrealized Appreciation	$5,513
Swap Counterparty:	Credit Suisse First Boston
Effective Date:	October 12, 2006
Reference Entity:	Centerpoint Energy Inc.
Notional Amount:	200,000 USD
Termination Date:	June 20, 2008
Unrealized Depreciation	$(131)
Swap Counterparty:	Credit Suisse Securities (USA) LLC
Effective Date:	October 18, 2006
Reference Entity:	ISTAR Financial
Notional Amount:	300,000 USD
Termination Date:	March 20, 2012
Unrealized Appreciation	$14,626
Swap Counterparty:	Deutsche Bank AG
Effective Date:	April 6, 2007
Reference Entity:	Bear Stearns Cos., Inc.
Notional Amount:	200,000 USD
Termination Date:	June 20, 2008
Unrealized Depreciation	$(1,496)
Swap Counterparty:	Deutsche Bank AG
Effective Date:	April 5, 2007
Reference Entity:	Goldman Sachs Group Inc.
Notional Amount:	500,000 USD
Termination Date:	June 20, 2008
Unrealized Depreciation	$(1,008)
Swap Counterparty:	Deutsche Bank AG
Effective Date:	April 5, 2007
Reference Entity:	Lehman Brothers Inc.
Notional Amount:	700,000 USD
Termination Date:	June 20, 2008
Unrealized Depreciation	$(3,957)
Swap Counterparty:	Deutsche Bank AG
Effective Date:	April 5, 2007
Reference Entity:	Merrill Lynch & Co. Inc.
Notional Amount:	900,000 USD
Termination Date:	June 20, 2008
Unrealized Depreciation	$(2,504)
Swap Counterparty:	Deutsche Bank AG
Effective Date:	September 19, 2006
Reference Entity:	Ace Ina Holdings Inc.
Notional Amount:	100,000 USD
Termination Date:	June 20, 2014
Unrealized Appreciation	$669
Swap Counterparty:	Deutsche Bank AG
Effective Date:	September 19, 2006
Reference Entity:	Tate & Lyle International
Notional Amount:	100,000 USD
Termination Date:	December 20, 2014
Unrealized Appreciation	$2,415

Notes to Financial Statements

(continued)

Swap Counterparty:	Deutsche Bank AG
Effective Date:	March 21, 2007
Reference Entity:	Dow Jones CDX 10Y
Notional Amount:	2,600,000 USD
Termination Date:	June 20, 2017
Unrealized Appreciation	$37,980
Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	May 16, 2007
Reference Entity:	RSHB Capital SA
Notional Amount:	300,000 USD
Termination Date:	May 20, 2012
Unrealized Depreciation	$(9,897)
Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	July 26, 2007
Reference Entity:	Dow Jones CDX HY
Notional Amount:	300,000 USD
Termination Date:	June 20, 2012
Unrealized Appreciation	$10,645
Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	June 2, 2007
Reference Entity:	Carnival Corp.
Notional Amount:	100,000 USD
Termination Date:	June 20, 2012
Unrealized Appreciation	$951
Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	June 7, 2007
Reference Entity:	Nabors Industries Inc.
Notional Amount:	200,000 USD
Termination Date:	June 20, 2012
Unrealized Depreciation	$(857)
Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	April 14, 2007
Reference Entity:	SLM Corp.
Notional Amount:	100,000 USD
Termination Date:	June 20, 2012
Unrealized Depreciation	$(7,981)
Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	March 21, 2007
Reference Entity:	Dow Jones CDX 10Y
Notional Amount:	22,800,000 USD
Termination Date:	June 20, 2017
Unrealized Appreciation	$223,715
Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	June 2, 2007
Reference Entity:	International Paper Co.
Notional Amount:	100,000 USD
Termination Date:	June 20, 2017
Unrealized Appreciation	$994
Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	June 2, 2007
Reference Entity:	Meadwestvaco Corp.
Notional Amount:	100,000 USD
Termination Date:	June 20, 2017
Unrealized Appreciation	$882

Notes to Financial Statements

(continued)

Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	June 6, 2007
Reference Entity:	Transocean Inc.
Notional Amount:	300,000 USD
Termination Date:	June 20, 2017
Unrealized Appreciation	$3,070
Swap Counterparty:	HSBC Bank USA
Effective Date:	February 8, 2007
Reference Entity:	Russian Federation
Notional Amount:	600,000 USD
Termination Date:	February 20, 2008
Unrealized Depreciation	$(658)
Swap Counterparty:	J.P. Morgan Chase & Co.
Effective Date:	August 3, 2006
Reference Entity:	Federative Republic of Brazil
Notional Amount:	2,000,000 USD
Termination Date:	August 20, 2011
Unrealized Appreciation	$34,034
Swap Counterparty:	J.P. Morgan Chase & Co.
Effective Date:	September 27, 2006
Reference Entity:	CNA Financial Corp.
Notional Amount:	100,000 USD
Termination Date:	September 20, 2011
Unrealized Appreciation	$748
Swap Counterparty:	Lehman Brothers, Inc.
Effective Date:	August 9, 2006
Reference Entity:	Federative Republic of Brazil
Notional Amount:	3,400,000 USD
Termination Date:	August 20, 2011
Unrealized Appreciation	$49,918
Swap Counterparty:	Lehman Brothers, Inc.
Effective Date:	July 28, 2007
Reference Entity:	Dow Jones CDX HY
Notional Amount:	100,000 USD
Termination Date:	June 20, 2012
Unrealized Appreciation	$7,213
Swap Counterparty:	Lehman Brothers, Inc.
Effective Date:	March 21, 2007
Reference Entity:	Dow Jones CDX 5YR
Notional Amount:	5,700,000 USD
Termination Date:	June 20, 2012
Unrealized Depreciation	$(2,165)
Swap Counterparty:	Lehman Brothers, Inc.
Effective Date:	August 8, 2007
Reference Entity:	GMAC
Notional Amount:	400,000 USD
Termination Date:	September 20, 2012
Unrealized Depreciation	$(15,347)
Swap Counterparty:	Lehman Brothers, Inc.
Effective Date:	June 6, 2007
Reference Entity:	Meadwestvaco Corp.
Notional Amount:	300,000 USD
Termination Date:	June 20, 2017
Unrealized Appreciation	$3,158

Notes to Financial Statements

(continued)

Swap Counterparty:	Lehman Brothers, Inc.
Effective Date:	June 6, 2007
Reference Entity:	Weyerhaeuser Co.
Notional Amount:	100,000 USD
Termination Date:	June 20, 2017
Unrealized Appreciation	$1,886
Swap Counterparty:	Merrill Lynch & Co., Inc.
Effective Date:	May 15, 2007
Reference Entity:	Gazprom
Notional Amount:	200,000 USD
Termination Date:	May 20, 2012
Unrealized Depreciation	$(4,044)
Swap Counterparty:	Merrill Lynch & Co., Inc.
Effective Date:	August 10, 2007
Reference Entity:	Dow Jones CDX HY
Notional Amount:	2,000,000 USD
Termination Date:	June 20, 2012
Unrealized Depreciation	$(22,968)
Swap Counterparty:	Merrill Lynch & Co., Inc.
Effective Date:	July 31, 2007
Reference Entity:	Dow Jones CDX HY
Notional Amount:	300,000 USD
Termination Date:	June 20, 2012
Unrealized Appreciation	$21,076
Swap Counterparty:	Merrill Lynch & Co., Inc.
Effective Date:	August 8, 2007
Reference Entity:	Dow Jones CDX HY
Notional Amount:	1,900,000 USD
Termination Date:	June 20, 2012
Unrealized Depreciation	$(11,938)
Swap Counterparty:	Merrill Lynch & Co., Inc.
Effective Date:	March 28, 2007
Reference Entity:	Dow Jones CDX HY
Notional Amount:	1,000,000 USD
Termination Date:	June 20, 2012
Unrealized Depreciation	$(5,074)
Swap Counterparty:	Merrill Lynch & Co., Inc.
Effective Date:	July 25, 2007
Reference Entity:	Dow Jones CDX HY
Notional Amount:	300,000 USD
Termination Date:	June 20, 2012
Unrealized Appreciation	$1,413
Swap Counterparty:	Morgan Stanley
Effective Date:	August 2, 2006
Reference Entity:	Federative Republic of Brazil
Notional Amount:	2,000,000 USD
Termination Date:	August 20, 2011
Unrealized Appreciation	$36,549
Swap Counterparty:	Morgan Stanley
Effective Date:	June 9, 2007
Reference Entity:	Weyerhaeuser Co.
Notional Amount:	100,000 USD
Termination Date:	June 20, 2017
Unrealized Appreciation	$1,197

Notes to Financial Statements

(continued)

Swap Counterparty:	Royal Bank of Scotland PLC
Effective Date:	October 26, 2006
Reference Entity:	Landsbanki Islands hf
Notional Amount:	200,000 USD
Termination Date:	September 20, 2009
Unrealized Appreciation	$705
Swap Counterparty:	Royal Bank of Scotland PLC
Effective Date:	September 19, 2006
Reference Entity:	Daimler Finance North America
Notional Amount:	100,000 USD
Termination Date:	September 20, 2011
Unrealized Depreciation	$(1,120)
Swap Counterparty:	Royal Bank of Scotland PLC
Effective Date:	August 8, 2007
Reference Entity:	Supervalu Inc.
Notional Amount:	100,000 USD
Termination Date:	September 20, 2012
Unrealized Appreciation	$4,924
Swap Counterparty:	UBS Securities LLC
Effective Date:	April 5, 2007
Reference Entity:	AIG, Inc.
Notional Amount:	1,200,000 USD
Termination Date:	June 20, 2008
Unrealized Depreciation	$(2,382)
Swap Counterparty:	UBS Securities LLC
Effective Date:	September 27, 2006
Reference Entity:	Capital One Financial Corp.
Notional Amount:	100,000 USD
Termination Date:	September 20, 2011
Unrealized Appreciation	$2,630
Swap Counterparty:	UBS Securities LLC
Effective Date:	June 6, 2007
Reference Entity:	DR Horton Inc.
Notional Amount:	300,000 USD
Termination Date:	June 20, 2017
Unrealized Appreciation	$39,500
Swap Counterparty:	UBS Securities LLC
Effective Date:	June 6, 2007
Reference Entity:	Pulte Homes Inc.
Notional Amount:	300,000 USD
Termination Date:	June 20, 2017
Unrealized Appreciation	$39,201
Swap Counterparty:	Wachovia Bank N.A.
Effective Date:	May 4, 2007
Reference Entity:	Globalsantafe Corp.
Notional Amount:	100,000 USD
Termination Date:	June 20, 2012
Unrealized Depreciation	$(1,650)

At August 31, 2007, International Fixed Income Investments and Core Fixed Income Investments had total net unrealized appreciation of $3,747,179 and $2,884,300 respectively, from swap contracts.

Notes to Financial Statements

(continued)

During the year ended August 31, 2007, Core Fixed Income Investments entered into mortgage dollar roll transactions in the aggregate amount of $462,844,675.

At August 31, 2007, Core Fixed Income Investments had outstanding mortgage dollar rolls with a total cost of $88,175,100.

For the year ended August 31, 2007, Core Fixed Income Investments recorded interest income of $523,146 related to such mortgage rolls.

4. Shares of Beneficial Interest

At August 31, 2007, the Trust had an unlimited number of shares authorized with a par value of $0.001 per share. At August 31, 2007, Trustees and executive officers of the Trust as a group owned of record less than 1% of the outstanding shares of the Trust.

Transactions in shares of each Fund were as follows:

	Year Ended August 31, 2007	Year Ended August 31, 2006
Large Capitalization Growth Investments
Shares sold	45,074,316	47,577,855
Shares repurchased	(25,913,573)	(26,677,870)

Net Increase	19,160,743	20,899,985

Large Capitalization Value Equity Investments
Shares sold	31,269,276	30,590,292
Shares issued on reinvestment	10,091,077	6,840,450
Shares repurchased	(26,438,680)	(28,819,854)

Net Increase	14,921,673	8,610,888

Small Capitalization Growth Investments
Shares sold	4,776,289	5,288,132
Shares repurchased	(6,103,574)	(10,002,994)

Net Decrease	(1,327,285)	(4,714,862)

Small Capitalization Value Equity Investments
Shares sold	4,945,416	3,722,228
Shares issued on reinvestment	3,997,706	7,197,797
Shares repurchased	(7,073,705)	(9,403,887)

Net Increase	1,869,417	1,516,138

International Equity Investments
Shares sold	27,896,868	40,932,743
Shares issued on reinvestment	1,934,267	1,153,715
Shares repurchased	(20,150,816)	(27,283,540)

Net Increase	9,680,319	14,802,918

Emerging Markets Equity Investments
Shares sold	11,933,875	5,436,369
Shares issued on reinvestment	174,684	231,945
Shares repurchased	(5,572,571)	(8,088,359)

Net Increase (Decrease)	6,535,988	(2,420,045)

Core Fixed Income Investments
Shares sold	36,757,606	43,344,838
Shares issued on reinvestment	4,839,040	3,569,561
Shares repurchased	(28,870,321)	(16,907,140)

Net Increase	12,726,325	30,007,259

Notes to Financial Statements

(continued)

	Year Ended August 31, 2007	Year Ended August 31, 2006
High Yield Investments
Shares sold	4,091,715	8,699,001
Shares issued on reinvestment	1,561,954	2,538,947
Shares repurchased	(10,764,733)	(42,246,239)

Net Decrease	(5,111,064)	(31,008,291)

International Fixed Income Investments
Shares sold	9,169,251	12,220,568
Shares issued on reinvestment	887,334	816,554
Shares repurchased	(10,463,481)	(6,736,262)

Net Increase (Decrease)	(406,896)	6,300,860

Municipal Bond Investments
Shares sold	2,579,007	3,916,281
Shares issued on reinvestment	263,754	201,301
Shares repurchased	(2,312,764)	(1,220,800)

Net Increase	529,997	2,896,782

Money Market Investments
Shares sold	118,948,194	129,087,916
Shares issued on reinvestment	5,689,337	4,269,358
Shares repurchased	(135,227,763)	(100,797,219)

Net Increase (Decrease)	(10,590,232)	32,560,055

5. Dividends Subsequent to August 31, 2007

Subsequent to the fiscal year end, the Funds made the following distributions:

Record Date Payable Date	Core Fixed Income Investments	High Yield Investments	Municipal Bond Investments	Money Market Investments
9/27/07-9/28/2007	$.032898	$.030877	$.027939	$0.003991

The tax character of distributions paid during the fiscal year ended August 31, 2007 were as follows:

	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Growth Investments	Small Capitalization Value Equity Investments
Distributions paid from:
Tax Exempt	—	—	—	—
Tax Return of Capital	—	—	—	—
Ordinary Income	—	$45,066,729	—	$12,815,361
Net Long-term Capital Gains	—	83,617,882	—	40,214,079

Total Distributions Paid	—	$128,684,611	—	$53,029,440

Notes to Financial Statements

(continued)

	International Equity Investments	Emerging Markets Equity Investments	Core Fixed Income Investments	High Yield Investments
Distributions paid from:
Tax Exempt	—	—	—	—
Tax Return of Capital	—	—	—	—
Ordinary Income	$28,500,011	$2,740,460	$40,375,847	$7,753,707
Net Long-term Capital Gains	—	—	—	—

Total Distributions Paid	$28,500,011	$2,740,460	$40,375,847	$7,753,707

	International Fixed Income Investments	Municipal Bond Investments	Money Market Investments
Distributions paid from:
Tax Exempt	$—	$2,608,254	—
Tax Return of Capital	—	—	—
Ordinary Income	7,043,250	—	$6,332,962
Net Long-term Capital Gains	—	—	—

Total Distributions Paid	$7,043,250	$2,608,254	$6,332,962

The tax character of distributions paid during the fiscal year ended August 31, 2006 were as follows:

	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Growth Investments	Small Capitalization Value Equity Investments
Distributions paid from:
Tax Exempt	—	—	—	—
Tax Return of Capital	—	—	—	—
Ordinary Income	—	$22,000,056	—	$15,125,076
Net Long-term Capital Gains	—	56,411,813	—	80,660,752

Total Distributions Paid	—	$78,411,869	—	$95,785,828

	International Equity Investments	Emerging Markets Equity Investments	Core Fixed Income Investments	High Yield Investments
Distributions paid from:
Tax Exempt	—	—	—	—
Tax Return of Capital	—	—	—	—
Ordinary Income	$14,000,078	$2,826,066	$29,904,480	$12,336,372
Net Long-term Capital Gains	—	—	—	—

Total Distributions Paid	$14,000,078	$2,826,066	$29,904,480	$12,336,372

	International Fixed Income Investments	Municipal Bond Investments	Money Market Investments
Distributions paid from:
Tax Exempt	—	$2,000,418	—
Tax Return of Capital	$3,454,483	—	—
Ordinary Income	2,037,074	—	$4,191,855
Net Long-term Capital Gains	1,072,866	—	—

Total Distributions Paid	$6,564,423	$2,000,418	$4,191,855

Notes to Financial Statements

(continued)

As of August 31, 2007, the components of accumulated earnings on a tax basis were as follows:

	Large Capitalization Growth Investments		Large Capitalization Value Equity Investments		Small Capitalization Growth Investments		Small Capitalization Value Equity Investments
Undistributed ordinary income - net	$3,954,875		$51,219,095		$—		$4,229,364
Undistributed long-term capital gains - net	$9,931,043		$93,503,585		$—		$43,464,708

Total Undistributed earnings	$13,885,918		$144,722,680		$—		$47,694,072
Capital Loss Carryforward*	$—		$—		$(255,520,439)
Other book/tax temporary differences	$—		$—		$(1,415	)(b)	—
Unrealized appreciation/(depreciation)	$358,319,454	(a)	$259,638,588	(i)	$91,836,245	(a)	$53,689,175	(i)

Total accumulated earnings/(losses) - net	$372,205,372		$404,361,268		$(163,685,609)		$101,383,247

	International Equity Investments		Emerging Market Equity Investments		Core Fixed Income Investments		High Yield Investments
Undistributed ordinary income - net	$17,901,384		$6,178,376		$2,177,722		$1,426,181
Undistributed long-term capital gains - net	$11,084,130		$18,638,474		$—		$—

Total Undistributed earnings	$28,985,514		$24,816,850		$2,177,722		$1,426,181
Capital Loss Carryforward*	$—		—		$(16,346,058)		$(86,397,128)
Other book/tax temporary differences	$—	(c)	—	(c)	$(4,276,720	)(e)	$—	(b)
Unrealized appreciation/(depreciation)	$343,408,400	(d)	$180,339,290	(d)	$(3,403,148	)(f)	$(2,409,573	)(f)

Total accumulated earnings/(losses) - net	$372,393,914		$205,156,140		$(21,848,204)		$(87,380,520)

	International Fixed Income Investments		Municipal Bond Investments
Undistributed tax exempt income - net	$—		$102,782
Undistributed ordinary income - net	$3,415,687		$27,689
Undistributed long-term capital gains - net	$—		$—

Total Undistributed earnings	$3,415,687		$130,471
Capital Loss Carryforward*	$(1,117,243)		$(1,946,882)
Other book/tax temporary differences	$(16,372,455	)(h)	$—	(b)
Unrealized appreciation/(depreciation)	$749,964	(f)	$80,610	(g)

Total accumulated earnings/(losses) - net	$(13,324,047)		$(1,735,801)

As of August 31, 2007 there were no significant differences between the book and tax components of net assets for Money Market Investments.

*	During the taxable year ended August 31, 2007, Large Capitalization Growth Investments utilized $233,284,082, Small Capitalization Growth Investments utilized $43,304,826, International Equity Investments utilized $120,303,617, Emerging Markets Equity Investments utilized $35,784,960, High Yield Investments utilized $169,364 of each of their respective capital loss carryover available from prior years. As of August 31, 2007, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Growth Investments	Small Capitalization Value Equity Investments	International Equity Investments	Emerging Markets Equity Investments
8/31/2010	$—	—	$(63,647,133)	—	$—	$—
8/31/2011	—	—	(191,873,306)	—	—	—
8/31/2012	—	—	—	—	—	—

	$—	—	$(255,520,439)	—	$—	$—

Notes to Financial Statements

(continued)

Year of Expiration	Core Fixed Income Investments	High Yield Investments	International Fixed Income Investments	Municipal Bond Investments	Money Market Investments
8/31/2008	$(2,292,182)	—	—	—	$(9,983)
8/31/2009	—	$(2,258,308)	—	$(1,846,063)	(11,128)
8/31/2010	—	(45,159,946)	—	—	—
8/31/2011	(4,723,104)	(37,864,134)	—	—	—
8/31/2012	(2,218,969)	—	—	—	—
8/31/2013	—	—	—	—	—
8/31/2014	(1,156,834)	(1,114,740)	$(242,180)	(45,465)	—
8/31/2015	(5,954,469)	—	(875,063)	(55,354)	—

	$(16,346,058)	$(86,397,128)	$(1,117,243)	$(1,946,882)	$(21,111)

These amounts will be available to offset any future taxable capital gains.

(a)	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
(b)	Other book/tax temporary differences are attributable primarily to the tax deferral of post-October capital and currency losses for tax purposes.
(c)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain foreign currency contracts and differences in the book/tax treatment of various items.
(d)	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, and other book/tax basis adjustments.
(e)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains / (losses) on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.
(f)	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.
(g)	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the difference between book and tax amortization methods for market discount on fixed income securities.
(h)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains / (losses) on certain futures and foreign currency contracts and the deferral of post-October currency and capital losses for tax purposes.
(i)	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and tax cost adjustments related to real estate investment trusts.

6. Regulatory Matters

On July 13, 2007, the New York Stock Exchange, LLC (“NYSE”) issued a Hearing Board Decision in connection with the settlement of an enforcement proceeding by NYSE Regulation, Inc. (“NYSE Regulation”) and the New Jersey Bureau of Securities (“NJBS”) against Citigroup Global Markets, Inc. (“CGMI” or “the Firm”), an affiliate of Citigroup Investment Advisory Services (“CIAS”), the investment adviser to the Trust, relating to the practice of market timing in proprietary and non-proprietary mutual funds by financial advisors (“FAs”) at the Firm.

The decision concerned the Firm’s failure to supervise adequately its branch offices and certain registered representatives who engaged in deceptive mutual fund market timing on behalf of some customers during the period from January 2000 through April 2003. The decision notes that market timing occurred in the Firm’s proprietary funds, which include the Portfolios of the Trust, as well as in non-proprietary funds. Between 1998 and May 2000, the Firm made an effort to end market timing in its proprietary funds and its fee-based mutual fund trading programs, including TRAK. Market timing by CGMI FAs in proprietary funds was largely ended by late 2001 or early 2002. The decision finds that the Firm failed to supervise its FAs adequately and failed to maintain books and records of the trading in mutual fund sub-accounts. Further, the NYSE found that while the Firm had policies in place to address market timing, such policies were ineffective to stop certain FAs from market timing and were inadequately enforced. The decision cited three CGMI branches in particular for the most serious conduct, and noted that six branches accounted for over 40% of all market-timing transactions. The NYSE noted the Firm’s cooperation during the course of the investigation.

Without admitting or denying guilt, the Firm consented to a finding that it had violated NYSE Rule 342 by failing to reasonably supervise certain business activities and to establish and maintain appropriate procedures for supervision and control with respect to trading of mutual funds and mutual fund-like sub-accounts of variable annuities; violated NYSE Rules 401(a) and 476(a) by failing to prevent certain brokers from engaging in violative market timing of mutual funds, including use of deceptive practices related to market timing of mutual funds; and violated Section 17(a) of the Securities Exchange Act of 1934, Rules 17a-3 and 17a-4 thereunder, and NYSE Rule 440 by failing to make or preserve accurate books and records

Notes to Financial Statements

(continued)

reflecting or relating to order communication and entry time for mutual fund shares, rejection or cancellation of trades related to market timing, and orders or confirmations for transactions executed by Firm employees in variable annuity products sub-accounts held away from the Firm.

The Firm consented to the imposition of a penalty consisting of censure and a payment of $50,000,000, to be distributed as follows: (a) $35,000,000 is to be placed in a distribution fund as disgorgement; (b) a penalty of $10,000,000, of which $5,000,000 is to be paid directly to NYSE Regulation and $5,000,000 is to be placed directly in the distribution fund; and (c) a penalty of $5,000,000 which is to be paid to the State of New Jersey.

The Firm is required to retain, within 90 days as the date on which the Hearing Board Decision becomes final, an Independent Distribution Consultant not unacceptable to NYSE Regulation, who will develop a distribution plan for the distribution of the disgorgement amount and internal earnings thereon, according to a methodology developed by the Firm and not unacceptable to NYSE Regulation. To the extent feasible, this disgorgement amount shall go first to the Firm’s customers who during the period January 2000 through September 2003 invested long-term in the mutual funds that were the subject of the market timing, with any funds not distributed to be paid to NYSE Regulation. Investors who held shares in the funds during the relevant time period may be eligible to receive a portion of such distributions and will be notified of such eligibility as the distribution plan proceeds. Although there can be no assurance, the manager does not believe that this matter will have a material adverse affect on the Trust.

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then-investment adviser or manager to the Fund, and CGM, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On

Notes to Financial Statements

(continued)

November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason. The Trust was not included in the sale.

7. Legal Matters

Beginning in August 2005, five putative class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as advisor to the Funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On December 28, 2005, the five actions were consolidated in Federal District Court in the Southern District of New York. On April 17, 2006, the Court appointed a lead plaintiff and lead counsel, who filed a consolidated, amended complaint on June 2, 2006. The consolidated, amended complaint alleged violations of federal securities laws and added as defendants two former SBFM executives, Thomas Jones and Lewis Daidone. On October 3, 2006, the Defendants filed a motion and supporting memorandum to dismiss all of these claims. On November 28, 2006, plaintiffs filed a memorandum in opposition to Defendants’ motion to dismiss, and Defendants filed a reply brief on December 19, 2006. Oral arguments on the motion to dismiss occurred on February 1, 2007. On September 26, 2007, the district court issued an order granting defendants’ motion to dismiss. The order gives plaintiffs through and including October 19, 2007 to replead the one claim that was dismissed without prejudice. Plaintiffs’ time to appeal is running.

CGM believes that resolution of the pending lawsuits will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

8. Other Matters

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. On September 28, 2007, SBFM and SBAM entered into a settlement with the Commission without admitting or denying any wrongdoing. The settlement, which resolved the administration proceeding, required each entity to pay a civil penalty of $450,000.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Funds.

Notes to Financial Statements

(continued)

9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes - an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for the Funds will be September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Funds is currently evaluating the impact that FIN 48 will have on the financial statements.

* * *

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

10. Subsequent Events

Effective September 17, 2007, the Board of Trustees approved the addition of Schroder Investment Management North America, Inc. and its affiliate, Schroder Investment Management North America Ltd, as a subadviser to International Equity Investments.

Effective September 17, 2007, the Board of Trustees approved the termination of William Blair & Co., LLC, as a subadviser to International Equity Investments.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Consulting Group Capital Markets Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, High Yield Investments, International Fixed Income Investments, Municipal Bond Investments, and Money Market Investments (formerly “Government Money Investments”), each a series of Consulting Group Capital Markets Funds, as of August 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of August 31, 2007, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 30, 2007

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited)

Approval of Management Agreement and Subadvisory Agreements

At a meeting held in person on May 30, 2007, the Board of Trustees, including a majority of the Board Members who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust or the Manager, re-approved for an annual period the Trust’s management agreement (the “Management Agreement”) and certain subadvisory agreements (the “Subadvisory Agreements”). In their consideration of the re-approval of the Management Agreement and the Subadvisory Agreements, the Board considered the factors described below.

The non-interested Board Members also met in a private session with their independent legal counsel, at which no representative of management was present, and were advised by separate independent legal counsel throughout the process. Following the closed session, the Board Members approved the Management Agreement and the Subadvisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and Subadvisory Agreements.

Nature, Extent and Quality of the Services Under the Management and Subadvisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Funds by the Manager and the Subadvisers under the Management Agreement and the Subadvisory Agreements, respectively, during the meeting and during past year. The Board also received a description of the administrative and other services rendered to the Trust and its shareholders. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Trust’s affairs and its role in coordinating the activities of the Trust’s other service providers. The Board reviewed information received from the Manager regarding the review of the Trust’s and the Sub-Advisers’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Trust’s senior personnel and the portfolio management teams primarily responsible for the day-to-day portfolio management of the Funds. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied to the Subadvisers, policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans and recent organizational changes.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Subadvisory Agreements were adequate and appropriate.

Fund Performance

The Board received and considered performance information for the Funds as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data for various periods ended March 31, 2007. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Funds with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Portfolios’ performance against their benchmarks.

The Board was generally satisfied with the overall performance of the Portfolios and with the Adviser’s efforts to improve performance of the International Equity Investments and International Fixed Income Investments Portfolios. The Trustees determined to continue to closely gauge the performance of the International Equity and International Fixed Income Portfolios.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fees (the “Contractual Management Fees”) payable by the Funds to the Manager in light of the nature, extent and quality of the management and subadvisory services provided by the Manager and the Subadvisers. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Funds and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any fee waivers and reimbursements could be discontinued. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Funds, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by a Fund’s shareholders.

The Board received and considered information comparing the Funds’ Contractual Management Fees and Actual Management Fees and the Funds’ overall expenses with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, (the “Expense Universe”), each selected and provided by Lipper. The Board also considered and discussed information about the Subadvisers’ fees and comparable information for other subadvised funds, as well as other accounts managed by the Subadvisers, and, in this connection, the amount of the Contractual and Actual Management Fees retained by the Manager.

The Board concluded that the fee paid by each Portfolio to the Adviser and the fees paid by the Adviser to the Sub-Advisers were reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Adviser and Sub-advisers from the relationship with the Portfolios. The Board noted in particular the management fee reductions that took effect as of January 2007.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Funds. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. To the extent available, the Board also reviewed information provided by the Subadvisers with respect to the Subadvisers’ profitability in providing subadvisory services to the Funds. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Funds.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Funds’ assets grow beyond current levels. The Board determined that there were not at this time discernable economies of scale to be realized by the Adviser in managing the Portfolios’ assets and that, to the extent that material economies of scale had not been shared with the Trust, the Board would seek to do so.

Other Benefits to the Manager and the Subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Funds and the Manager’s ongoing commitment to the Funds, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Board Approval of New Investment Advisory Agreements (unaudited)

At a meeting held in person on March 12, 2007, the Trust’s Board, including a majority of the Independent Board Members, approved a new investment advisory agreement (the “Investment Advisory Agreement”) with Metropolitan West Asset Management, LLC (“MWAM”) on behalf of the Trust’s Core Fixed Income Investments the (“Portfolio”). To assist the Board in its consideration of the Investment Advisory Agreement, the Manager provided materials and information about MWAM, including its financial condition, asset management capabilities and organization. The materials and information were provided in advance of and at the in person meeting. Representatives of MWAM also made a presentation to and responded to questions from the Board.

In their deliberations concerning the Investment Advisory Agreement, among other things, the Board Members considered:

(i) that the Manager conducted a thorough search process in selecting MWAM, including a review of the universe of fixed-income subadvisers, including managers that had a recommended opinion from the Manager’s research department, eventually narrowing the search through discussions with research personnel and eliminating candidates with potential affiliation problems;

(ii) MWAM met all qualitative and quantitative requirements and was “recommended” by the Manager’s research department;

(iii) the history, reputation, qualification and background of MWAM, as well as the adviser’s personnel and financial conditions;

(iv) the experience of MWAM’s key personnel in institutional investing and the quality of services that it would be expected to provide the Portfolio;

(v) MWAM’s investment performance;

(vi) that MWAM had approximately $20.7 billion in assets under management;

(vii) that MWAM’s Rule 38a-1 policies and procedures were found to be in compliance with the Rule;

(viii) the fee and expense ratios of comparable mutual funds;

(ix) that the terms of the Investment Advisory Agreement with MWAM was substantially similar in all respects to the agreements between the additional investment advisers to the Portfolio, except with respect to fees.

The Board concluded that, overall, the nature, extent and quality of services expected to be provided under the Investment Advisory Agreement was acceptable. The Investment Advisory Agreement with MWAM became effective on April 1, 2007.

At a meeting held in person on August 23, 2007, the Trust’s Board, including a majority of the Independent Board Members, approved a new investment advisory agreement with Schroder Investment Management North America, Inc. and a new investment advisory agreement with Schroder Investment Management North America Limited (together, the “Investment Advisory Agreements” and “Schroders”) on behalf of the Trust’s International Equity Investments. To assist the Board in its consideration of the Investment Advisory Agreements, the Manager provided materials and information about Schroders, including its financial condition, asset management capabilities and organization. The materials and information were provided in advance of and at the in person meeting. Representatives of Schroders also made a presentation to and responded to questions from the Board.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

In their deliberations concerning the Investment Advisory Agreements, among other things, the Board Members considered:

(i) that the Manager conducted a thorough search process in selecting Schroders, including a review of the universe of international equity advisers, including managers that had a recommended opinion from the Manager’s research department, eventually narrowing the search through discussions with research personnel and eliminating candidates with potential affiliation problems;

(ii) that Schroders met all qualitative and quantitative requirements and was “recommended” by the Manager’s research department;

(iii) the history, reputation, qualification and background of Schroders, as well as its personnel and financial conditions;

(iv) the experience of Schroders’ key personnel in institutional investing and the quality of services that it would be expected to provide the Portfolio;

(v) Schroders’ investment performance;

(vi) that Schroder had approximately $276.2 billion in assets under management;

(vii) that Schroders’ Rule 38a-1 policies and procedures were found to be in compliance with the Rule;

(viii) the fee and expense ratios of comparable mutual funds;

(ix) that the terms of the Investment Advisory Agreements with Schroders were substantially similar in all respects to the agreements with the additional investment advisers to the Portfolios, except with respect to fees.

The Board concluded that, overall, the nature, extent and quality of services expected to be provided under the Investment Advisory Agreements, were acceptable. The Investment Advisory Agreements with Schroders became effective on September 17, 2007.

Additional Information

(unaudited)

Trustees and Executive Officers of the Trust

Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Portfolios, including agreements with the Portfolio’s distributor, investment advisers, custodian and transfer agent. The day-to-day operations of the Portfolios are delegated to the Portfolios’ Manager, the Consulting Group, a division of Citigroup Investment Advisory Services Inc. (“CIAS”)

The names of the Trustees and executive officers of the Trust, together with information as to their principal business occupations, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Portfolios. Each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is indicated by an asterisk.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees
Armon E. Kamesar 7328 Country Club Drive La Jolla, CA 92037 Birthdate: 1927	Chairman and Trustee	1994	Chairman, TEC International (organization of chief executives)	11
Walter E. Auch 6001 N. 62nd Place Paradise Valley, AZ 85253 Birthdate: 1921	Trustee	2006; Mr. Auch previously served as a Trustee of the Trust from 1991 to December 2001.	Retired	11	Director, UBS Funds; Director, US Bancorp Advisory Group
H. John Ellis 858 E. Crystal Downs Drive Frankfort, MI 49635 Birthdate: 1927	Trustee	1999	Retired	11
Stephen E. Kaufman Stephen E. Kaufman, P.C. 277 Park Avenue, 47th Fl. New York, NY 10172 Birthdate: 1932	Trustee	1991	Attorney	11
John J. Murphy 268 Main Street P.O. Box 718 Gladstone, NJ 07934 Birthdate: 1944	Trustee	2006	President, Murphy Capital Management (investment management)	11	Director, Nicholas Applegate Funds

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustees:
Laurie A. Hesslein** Citigroup Global Markets Inc. (“CGM”) 787 Seventh Ave., 15th Floor New York, NY 10019 Birthdate: 1959	Trustee	Since 2006	Director, CIAS (2005-present); Managing Director of CGM: Chief Administrative Officer and Director of the Corporate Client Group, Smith Barney Global Private Client Group (2005-present); Chief Administrative Officer, Director of Investment Products and the Corporate Client Group, Smith Barney Global Private Client Group (2004-2005); Director of Wealth Management, Investment Products and the Corporate Client Group, Smith Barney Global Private Client Group (2001-2004).	11	None
W. Thomas Matthews** CGM 388 Greenwich St. New York, NY 10013 Birthdate: 1949	Trustee	Since 2006	Advisor, Smith Barney (2005-present); previously, President and Chief Executive Officer, Smith Barney (2002-2005); Director of Sales, Smith Barney (1994-2002).	11	None
Mark J. Reed 101 S. Hanley Rd. Suite 1260 St. Louis, MO 63105 Birthdate: 1964	Trustee	Since 2007	Managing Director and Chief Compliance Officer Bush O’Donnell Investments Advisors, Inc., (1988-present)	None	None

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Officers:
James J. Tracy CGM 787 Seventh Avenue, 15th Floor New York, NY 10019 Birthdate: 1957	Chief Executive Officer and President	Since 2007	Executive Vice President, Director, Consulting Group (2006-present); previously, Great Lakes Regional Director, Smith Barney Private Client Group (2000-2006). Mr. Tracy previously served as EVP and Investment Officer since 2006	N/A	N/A
				N/A	N/A
James F. Walker CGM 787 Seventh Avenue 32nd Floor New York, NY 10019 Birthdate: 1963	Chief Financial Officer and Treasurer	Since 2007	Managing Director, CGM: Chief Operating Officer, Investment Advisory Services, Smith Barney (2006-present); previously, Chief Administrative Officer, Merrill Lynch Global Private Client group since prior to 2002.	N/A	N/A
LeRoy T. Pease III The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1958	Investment Officer	Since 1996	Senior Vice President, CGM.	N/A	N/A
Stephen M. Hagan The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1968	Investment Officer	Since 1997	Senior Vice President, CGM (2006-present); previously, First Vice President, CGM (2002-2005).	N/A	N/A
Mark C. Kennard The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1958	Investment Officer	Since 2004	First Vice President, CGM.	N/A	N/A
Jay T. Shearon The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1972	Investment Officer	Since 2007	Vice President, CGM, (2005-present); previously, Assistant Vice President (2000-2005)	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Steven Hartstein CGM 485 Lexington Ave. New York, NY 10017 Birthdate: 1963	Chief Compliance Officer	Since 2006	Senior Vice President, CGM and Assistant Director, Investment Advisory Services Compliance, Smith Barney (2006-present); previously Senior Compliance Officer, Mercer Investment Consulting and Mercer Global Investments (2004-2006); Director and Senior Compliance Officer, UBS Global Asset Management (2002-2004); Vice President and Senior Compliance Officer, Lazard Asset Management (2000-2002).	N/A	N/A
Carmen Z. Menendez-Puerto CGM 485 Lexington Ave. New York, NY 10017 Birthdate: 1961	Chief Anti-Money Laundering Officer	Since 2006	Managing Director, CGM (2007-present); Director, CGM (2005-2006); Senior Vice President, CGM (2003-2004), First Vice President, Citibank Global Relationship Bank (2002-2003); Director, Smith Barney Anti-Money Laundering program (2005-present); previously, Director, Smith Barney Equity Research Compliance (2003-2005); Risk Manager-Compliance, Citigroup Global Corporate and Investment Bank (2001-2003).	N/A	N/A
Paul F. Gallagher 222 Delaware Avenue 7th Floor Wilmington, DE 19801 Birthdate: 1959	Chief Legal Officer	Since 2007	Director and Associate General Counsel, CGM (2006-present); previously, Senior Vice President and General Counsel, ICMA Retirement Corporation (2004-2006); Vice President and General Counsel, ICMA Retirement Corporation (1998-2003).	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Israel Grafstein CGM 485 Lexington Ave. New York, NY 10017 Birthdate: 1974	Secretary	Since 2006	First Vice President and Associate General Counsel, CGM; previously, Legal Counsel, Credit Suisse Asset Management (2005); Associate at Herrick, Feinstein LLP (2004-2005); Regulatory Attorney, State of New Jersey Attorney General’s Office (2003-2004); Alliance Capital Management (2000-2003).	N/A	N/A
Dominic Maurillo CGM 787 Seventh Avenue 32nd Floor New York, NY 10019 Birthdate: 1967	Chief Operating Officer	Since 2007	First Vice President, CGM; previously, Senior Vice President, D.F. King & Co., Inc.	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Ms. Hesslein and Mr. Matthews are interested persons of the Trust as defined in the 1940 Act because each is or was an officer of CGM and certain of its affiliates.

Results of a Special Meeting of Shareholders

On August 13, 2007, a Special Meeting of Shareholders was held to elect Trustees. The following table provides the number of votes cast for or withheld, as well as the number of abstentions as to this matter.

Election of Trustees Nominees:	Votes For	Authority Withheld/Against	Abstentions	Broker Non-Votes
Laurie A. Hesslein	164,775,109	2,630,950	0	602,161,219
Mark J. Reed	164,785,947	2,620,112	0	602,161,219
W. Thomas Matthews	164,658,310	2,747,749	0	602,161,219

Messrs. Kamesar, Auch, Ellis, Kaufman, Murphy and Brody (Trustee Emeritus) continued as Trustees after the meeting.

Important Tax Information

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2007:

	Large Capitalization Value Equity Investments	Small Capitalization Value Equity Investments	International Equity Investments		Emerging Markets Equity Investments
Record Date:	12/14/2006	12/14/2006	12/14/2006		12/14/2006
Payable Date:	12/15/2006	12/15/2006	12/15/2006		12/15/2006
Ordinary Income:
Qualified Dividend Income for Individuals	72.70%	35.85%	93.47%		100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	68.08%	37.41%	—		—
Foreign Source Income	—	—	77.30	%**	100.00	%**
Foreign Taxes Paid Per Share	—	—	$.029248		$.043435
Long-Term Capital Gain Dividend	$.660306 *	$1.738724 *	—		—

	Core Fixed Income Investments		International Fixed Income Investments		Municipal Bond Investments	Money Market Investments
Record Date:	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly
Payable Date:	September 2006 to December 2006	January 2007 to August 2007	September 2006 to December 2006	January 2007 to August 2007	Monthly	Monthly
Interest from Tax-Exempt Obligations	—	—	—	—	98.94%	—
Interest from Federal Obligations	12.20%	18.74%	11.74%	1.45%	—	1.34%
Tax Return of Capital	—	—	—		—	—

**	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
*	Of this amount, 0.146% for Large Capitalization Value Equity Investments and 0.103% for Small Capitalization Value Equity Investments represented Unrecaptured Section 1250 gains subject to a maximum 25% rate.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

TK 2120A,            8/07

CITIGROUP GLOBAL MARKETS INC.

Distributor

CITIGROUP INVESTMENT ADVISORY SERVICES INC.

Investment Adviser

This report is submitted for the general information of the shareholders of Consulting Group Capital Markets Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust’s Investment policies, charges and expenses as well as other pertinent information.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-451-2010.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds’ website at www.smithbarney.com and (3) on the SEC’s website at www.sec.gov.

© 2007 Citigroup Global Markets Inc. Member SIPC. Smith Barney and Consulting Group are divisions of Citigroup Global Markets Inc. Smith Barney is a service mark of Citigroup Global Markets Inc. and its affiliates and is used and registered throughout the world. CITI, CITI and Arc Design and CITIGROUP are trademarks and service marks of Citigroup and are used and registered throughout the world. Securities are offered through Citigroup Global Markets Inc. Investments are not FDIC-insured or bank-guaranteed, and investors may lose money.

Consulting Group Capital Markets Funds

222 Delaware Avenue

Wilmington, Delaware 19801

ITEM 2.	CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report (the “Reporting Period”), has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) Not Applicable

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in Item 2(b) of Form N-CSR.

(d) The registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

(e) Not Applicable

(f) The registrant has included a copy of its code of ethics as an exhibit to this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Armon Kamesar possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Kamesar as the registrant’s audit committee financial expert. Mr. Kamesar is an “independent” Trustee pursuant to paragraph (2)(a) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years ending August 31, 2006 and August 31, 2007 (the “Reporting Periods”) for professional services rendered by the registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $287,500 in 2006 and $301,400 in 2007.

(b) Audit-Related Fees. The aggregate fees billed for each of the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $40,000 in 2007. These services consisted of procedures performed in connection with the Registrant’s change in administrators.

There were no fees billed for each of the Reporting Periods for assurance and related services by the Auditor that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item 4 in 2006.

(c) Tax Fees. The aggregate fees billed for each of the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $35,500 in 2006 and $61,000 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item 4.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Consulting Group Capital Markets Funds provides that the Committee may delegate its responsibility to approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee (the “Chairperson”) and at least one other member of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next meeting after the sub-committee’s meeting, its decision(s). From year to year, and at such other times as the Committee deems appropriate, the Committee shall report to the Board whether this system of approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Trust’s officers).

(2) The percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0% 2006 and 0% for 2007; Tax Fees were 0% for 2006 and 0% for 2007; and Other Fees were 0% for 2006 and 0% for 2007.

(f) Not Applicable

(g) Aggregate non-audit fees billed by the Auditor for services rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management as is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant (“Service Affiliates”) during the Reporting Periods were $0 in 2006 and $0 in 2007.

(h) Consulting Group Capital Markets Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

A Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, as of a date within 90 days of the filing date of this report, based on his evaluation of these disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act, as amended, 17 CFR 270.30a-3(b)), and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act, as amended (17 CFR 270.30a-3(d)), that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Consulting Group Capital Markets Funds

By:	/s/ James J. Tracy
James J. Tracy
Chief Executive Officer
Consulting Group Capital Markets Funds

Date: November     , 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James J. Tracy
James J. Tracy
Chief Executive Officer
Consulting Group Capital Markets Funds

Date: November     , 2007

By:	/s/ James F. Walker
James F. Walker
Chief Financial Officer
Consulting Group Capital Markets Funds

Date: November 7, 2007